UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number                     811-21475

RBC Funds Trust
(Exact name of registrant as specified in charter)

100 South Fifth Street, Suite 2300
Minneapolis, MN 55402-1240
(Address of principal executive offices) (Zip code)

Lee Thoresen, Esq.
RBC Plaza
60 South Sixth Street
Minneapolis, MN 55402
(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 313-1341

Date of fiscal year end: September 30

Date of reporting period: September 30, 2012

Item 1.	Reports to Stockholders.

The Report to Shareholders is attached herewith.

	RBC Funds

About Your Annual Report

This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of its holdings.

The RBC Funds compare their performance against various Russell equity indices. Each of these indices is a widely recognized measure of return for the underlying category of securities. However, the indices are unmanaged, do not include fees, and cannot be invested in directly.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of Contents
	Letter from the Chief Investment Officer	1
	Equity Portfolio Managers	5
	Performance Summary	7
	RBC SMID Cap Growth Fund	12
	RBC Enterprise Fund	14
	RBC Small Cap Core Fund	16
	RBC Microcap Value Fund	18
	RBC Mid Cap Value Fund	20
	Schedules of Portfolio Investments	22
	Financial Statements
	- Statements of Assets and Liabilities	46
	- Statements of Operations	48
	- Statements of Changes in Net Assets	49
	Financial Highlights	54
	Notes to Financial Statements	64
	Report of Independent Registered Public Accounting Firm	77
	Other Federal Income Tax Information	78
	Management	79
	Share Class Information	82
	Supplemental Information	83
	Approval of Investment Advisory Agreement	85

LETTER FROM THE CHIEF INVESTMENT OFFICER

MY HOW FAR WE’VE COME

It was a mere twelve months ago that equity markets, represented by the broad-based S&P 500 Index, were limping toward the finish line of an uninspiring year. The overall return of 1.1% for the 12-month period, fairly weak when taken at face value, masked an even worse trend that saw equity markets produce increasingly negative returns every month starting in May (-1.7%) and culminating with a September return of -7.0%. The final quarter ending September 30 seemingly broke the markets’ back with its -13.9% return, erasing what had been a promising year up to that point. The culprits behind the precipitous decline were the same that plague markets today —an escalating European sovereign debt crisis, the waxing and waning strength of the U.S. recovery, and a slowdown in global growth with a particular emphasis on China. With the markets on the ropes barely clinging to a positive return and just as investors were getting ready to cash in their chips, equities came roaring back to life with a ferocity not seen in nearly 20 years: markets gained 10.9% in the month of October, driven by reduced fear of a double dip in the United States as third quarter 2011 GDP grew at 2.5% and the announcement out of Brussels of a plan to recapitalize European banks and provide Greek debt relief.

Fast forward to today, and investors — grappling with many of the same concerns — are facing a vastly different landscape. Over the past twelve months ending September 30, the S&P 500 Index has returned a remarkable 30.2%, with strength fairly consistent throughout the year as the first quarter returned 11.8%, the second quarter, 12.6%, the third quarter, -2.8%, and the fourth quarter, 6.3%. The one outlier, the third quarter, was the result of a flare up in the European debt crisis and renewed fears of Greece (and potentially others) seceding from the European Union. With investors’ feathers ruffled, the quarter was poised for an even worse result as the wall of worry grew. It took only one simple utterance from European Central Bank president Mario Draghi, “we will do whatever it takes to preserve the euro,” and markets were once again off to the races recording a 4.1% return in June. The momentum continued through the summer and into the early fall, pushing markets to multi-year highs, culminating with the Fed’s September announcement of the next round of quantitative easing, “QE3.”

The strength of these past twelve months was broad based, with the strongest returns coming from economically sensitive, “risk on” sectors such as consumer discretionary (36.8%) and financials (35.7%). However, lest we think all investor fear had subsided, the high yielding, more defensive telecommunication services (35.4%) sector was also a top performer. Not surprisingly, however, in this risk-on time period the more classically defensive sectors, utilities (14.8%) and consumer staples (24.3%), though offering strong returns, underperformed the broader market.

For the most part, smaller cap stocks outperformed their larger cap counterparts. Over the past twelve months the Russell Microcap Index returned 36.1% and the Russell 2000 Index returned 31.9%, while the larger Russell Midcap and Russell 1000 Indices returned 28% and 30%, respectively. Returns to growth and value subgroups were consistent, with the value stocks outperforming the growth stocks. Among larger capitalization stocks, the Russell 1000 Value Index returned 30.9% versus the Russell 1000 Growth Index return of 29.1%. In the mid cap area, the Russell Midcap Value Index returned 29.3% compared to the Russell Midcap Growth Index return of 26.7%. Meanwhile, the Small Cap Russell 2000 Value Index returned 32.6% and the corresponding Russell 2000 Growth Index returned 31.2%.

LETTER FROM THE CHIEF INVESTMENT OFFICER

OH THE PLACES WE WILL GO

As investors look back on these past twelve months with fatter wallets and fond memories of markets running up nearly unobstructed, we now turn to what lies ahead. What will prevail — the pessimistic outlook in which issues in Europe persist seemingly unabated, Chinese growth continues to slow, and the numerous uncertainties facing the United States (elections, fiscal cliff, debt ceiling) go unresolved? Or is an optimistic view more likely — one in which central banks stand ready and willing to shock markets back to life through monetary stimulus and fiscal easing (the United States, China, Brazil, the United Kingdom, and the euro zone have all taken these steps); a view in which the issues in the United States, in particular, are more short term in nature, with many of the problematic areas of the economy (housing, credit, and to a lesser extent employment) are at an inflection point verging on a normalized recovery?

While we note that a run like the one we’ve had carries the possibility of a near-term pullback (these fickle markets do tend to teeter on a negative headline), we remain optimistic about the longer term prospects. This outlook is not without its caveats. Global growth remains an issue, especially with Europe falling into an outright recession, but we believe that the potential for the worst possible outcome — a break up of the European Union — has passed. Though we expect a 0.75% decline in European GDP in 2012, we also see some relief on the horizon and forecast a 0.5% expansion in 2013. Our confidence in suggesting that this positive, albeit small, reversal will occur is based on the fact that the benefits of monetary stimulus tend to have a delayed effect, as well as our belief that the European monetary authorities have not yet concluded their effort to stimulate the economy.

In the United States, policy uncertainty has essentially frozen the spending of both households and businesses. Companies can only guess at future tax rates, bank regulations, fiscal austerity, and the restructuring of health care — and that does not even consider the uncertainty surrounding the coming elections and fiscal cliff. Is it any wonder they have chosen to sit on their hands and wait, driving down investment spending and hiring? This too, shall pass, potentially in short order as early as the beginning of 2013, when either a new president or the incumbent will take office, and the fiscal cliff and debt ceiling will have been resolved to some degree. Resolutions in any form represent clarity, which could portend a marked increase in business confidence, unleash pent up business investment and drive hiring with the newly employed workers eager to spend once again. Even without the removal of these headwinds, we forecast real U.S. GDP growth of 2.0% in 2012 and 2.0% in 2013. This is not overwhelming growth, but we see little risk of the United States falling into a recession, and should existing headwinds abate, our estimates could prove conservative.

So what does this mean for investors? The ability of the markets to shrug off the myriad concerns in the world over the past twelve months has been nothing short of impressive. And while the potential for a near-term pullback is real — markets do appear to be slightly overbought following the significant run of the past twelve months — over the longer term we expect outperformance as we return to a more normalized market environment. What gives us this confidence? Despite the obvious challenges of the past year, companies have remained for the most part profitable. They continue to hold large (and growing) cash balances, and we believe that as these companies are once again evaluated on their merits, fundamentals, and valuation, as opposed to trading in unison based on the headline of the day, markets can and will take the next step up. In addition, as economic readings stabilize, and clarity begins to improve, we believe that if market valuations can simply move halfway to equilibrium and earnings can reach 2012 top-down estimates, the S&P 500 could reach as high as 1555 (a 6.5% increase from current levels) and just 10 points below the all-time high of 1565 in

LETTER FROM THE CHIEF INVESTMENT OFFICER

October 2007 — heady numbers to say the least. We also warn that these markets are not for the faint of heart: headline-driven swings will undoubtedly materialize from time to time. Nevertheless, we believe the patient equity investor will be rewarded in the long term as we slowly move from a market marked by chronic dysfunction to a more normalized environment.

Thank you for your continued confidence and trust in the RBC Funds.

Michael Lee, CFA
CEO, President and Chief Investment Officer RBC Global Asset Management (U.S.) Inc.

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible. Investments in smaller companies involve more limited liquidity and greater volatility than larger companies.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is the Standard & Poor’s composite index of 500 stocks, a widely recognized, unmanaged index of common stock prices.

The Russell 1000 Index is an unmanaged index that measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

The Russell Midcap Index measures the performance of the mid-cap segment of the U.S. equity universe. It is a subset of the Russell 1000® Index and includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership.

The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and represents approximately 10% of the total market capitalization of that index. It includes approximately 2,000 of the smallest securities based on a combination of their market cap and current index membership.

The Russell Microcap Index measures the performance of the microcap segment of the U.S. equity market. Microcap stocks make up less than 3% of the U.S. equity market (by market cap) and consist of the smallest 1,000 securities in the small-cap Russell 2000® Index, plus the next smallest eligible securities by market cap.

LETTER FROM THE CHIEF INVESTMENT OFFICER

The Russell 1000 Growth Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index with higher price-to-book ratios and higher forecasted growth values.

The Russell 1000 Value Index is an unmanaged index that measures the performance of U.S. large cap companies in the Russell 3000 Index, which have lower price-to-book ratios and lower forecasted growth rates.

The Russell Midcap Growth Index is an unmanaged index that measures the performance of U.S. mid cap companies in the Russell 3000 Index, which have higher price-to-book ratios and higher forecasted growth rates.

The Russell Midcap Value Index measures the performance of those Russell Mid Cap companies with lower price-to-book ratios and on average lower forecasted growth values.

The Russell 2000 Growth Index measures the performance of those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted earnings growth rates.

The Russell 2000 Value Index measures the performance of those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth values.

It is not possible to invest directly in an index.

EQUITY PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of the RBC Equity Funds, with no individual team member being solely responsible for the investment decisions.

Lance F. James

Managing Director, Senior Portfolio Manager

Lance James is responsible for portfolio management of the RBC Small Cap Core Fund, RBC Enterprise Fund, and RBC Microcap Value Fund. He is also co-manager of RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, Lance was an equity analyst and portfolio manager for OFI Institutional and Babson Capital Management, affiliated companies of Mass Mutual Life Insurance Company. During his tenure he served as head of the firm’s small/mid cap value investment team. Prior to joining Babson Capital in 1986, Lance worked at Rockwell International Corporation, EBF Associates of Boston and Hewitt Associates. Lance began his career in the investment industry in 1980. He received an AB in Economics from Princeton University and an MBA in Finance from the Wharton School of Business at the University of Pennsylvania.

George Prince

Vice President, Portfolio Manager, Senior Equity Analyst

George Prince serves as the co-portfolio manager for the RBC Enterprise Fund. George also provides research support for the RBC Small Cap Core Fund. He joined RBC GAM (US) in 2006 from Eagle Asset Management, where he was a senior equity analyst. Prior to his experience at Eagle Asset Management, George was an analyst at Babson Capital Management. George also has a great deal of entrepreneurial experience and founded SignStorey, a leader in place-based digital communications in retail stores and co-founded Cutting Edge Inc., a global CAD-CAM technology company. George has over 12 years of investment industry experience. He received a BA from Yale University.

Kenneth A. Tyszko, CPA, CFA

Managing Director, Senior Portfolio Manager

Ken Tyszko is responsible for portfolio management of the RBC SMID Cap Growth Fund, and is responsible for Small Cap Growth and SMID Cap Growth research and portfolio management at RBC GAM (US). Ken has been in the investment industry since 1984 and has been managing small cap growth and SMID cap growth portfolios since 1988. He joined RBC GAM (US) in 2001. Ken previously served as a portfolio manager for Oberweis Asset Management, ABN AMRO Asset Management (USA) Inc., ABN AMRO Incorporated, and Sears Investment Management Company. His background also includes experience at Main Hurdman, an international accounting and consulting firm. Ken earned a BS in Accountancy from the University of Illinois. He is a CFA charterholder. Ken is a member of the Illinois CPA Society, the CFA Society of Chicago, and the CFA Institute. He has been a guest on Bloomberg Television, Bloomberg Radio, CNBC, and WebFN.

EQUITY PORTFOLIO MANAGERS

Stephen E. Kylander Vice President, Senior Portfolio Manager

Steve Kylander is responsible for portfolio management of the RBC Mid Cap Value Fund. Prior to joining RBC GAM (US) in 2006, he was a portfolio manager and research analyst for Babson Capital Management. Steve’s previous experience also includes strategy consulting, mergers and acquisitions work and investment banking for L.E.K. Consulting, The Yarmouth Group, and First Boston Corporation. He began working in the investment industry in 1986. Steve earned a BA from Dartmouth College and an MBA from Harvard Business School.

PERFORMANCE SUMMARY
Average Annual Total Returns as of September 30, 2012 (Unaudited)

RBC SMID Cap Growth Fund (a)

	1 Year	3 Year	5 Year	10 Year	Since Inception(b)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A
- Including Maximum Sales Charge of 5.75%	20.74%	15.71%	1.80%	7.60%	10.45%
- At Net Asset Value	28.16%	18.01%	3.02%	8.24%	10.76%	1.35%	1.60%

Class C (c)
- Including Contingent Deferred Sales Charge of 1.00%	26.21%	17.10%	2.24%	7.44%	9.93%
- At Net Asset Value	27.21%	17.10%	2.24%	7.44%	9.93%	2.10%	2.35%

Class I	28.37%	18.28%	3.26%	8.51%	11.08%	1.10%	1.35%

Class S (d)	28.45%	18.26%	3.26%	8.52%	11.08%	1.10%	1.35%

Russell 2500 Growth Index*	29.52%	15.17%	3.26%	11.24%	9.56%
RBC Enterprise Fund (e)
	1 Year	3 Year	5 Year	10 Year	Since Inception(f)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A (g)
- Including Maximum Sales Charge of 5.75%	28.47%	11.08%	(0.78)%	8.33%	10.15%
- At Net Asset Value	36.30%	13.31%	0.40%	8.98%	10.37%	1.33%	1.58%

Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	34.17%	12.40%	(0.36)%	8.15%	9.55%
- At Net Asset Value	35.17%	12.40%	(0.36)%	8.15%	9.55%	2.08%	2.33%

Class I (h)	36.61%	13.52%	0.63%	9.24%	10.64%	0.99%	1.26%

Class S	36.61%	13.54%	0.64%	9.24%	10.64%	1.08%	1.33%

Russell 2000 Index*	31.91%	12.99%	2.21%	10.17%	8.84%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 9.

PERFORMANCE SUMMARY

RBC Small Cap Core Fund (i)

	1 Year	3 Year	5 Year	10 Year	Since Inception(j)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A (g)
- Including Maximum Sales Charge of 5.75%	22.31%	12.86%	2.05%	9.36%	9.61%
- At Net Asset Value	29.76%	15.11%	3.27%	10.01%	9.92%	1.30%	1.77%

Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	27.86%	14.24%	2.56%	9.23%	9.12%
- At Net Asset Value	28.86%	14.24%	2.56%	9.23%	9.12%	2.05%	2.52%

Class S	30.08%	15.39%	3.59%	10.31%	10.21%	1.05%	1.52%

Russell 2000 Index*	31.91%	12.99%	2.21%	10.17%	9.23%
RBC Microcap Value Fund (k)
	1 Year	3 Year	5 Year	10 Year	Since Inception(l)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class A (g)
- Including Maximum Sales Charge of 5.75%	25.02%	10.89%	(0.94)%	8.80%	8.36%
- At Net Asset Value	32.62%	13.09%	0.24%	9.45%	8.62%	1.32%	1.60%

Class C (g)
- Including Contingent Deferred Sales Charge of 1.00%	30.61%	12.21%	(0.52)%	8.63%	7.81%
- At Net Asset Value	31.61%	12.21%	(0.52)%	8.63%	7.81%	2.07%	2.35%

Class S	32.97%	13.36%	0.50%	9.73%	8.89%	1.07%	1.35%

Russell 2000 Value Index*	32.63%	11.72%	1.35%	9.68%	9.63%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes beginning on page 9.

PERFORMANCE SUMMARY

RBC Mid Cap Value Fund

	1 Year	Since Inception(m)	Net Expense Ratio(1)(2)	Gross Expense Ratio(1)(2)

Class I - At Net Asset Value	31.73%	11.85%	0.90%	5.31%

Russell MidCap Value Index*	29.28%	13.12%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect the most recent fiscal year-end (September 30, 2012).

(2) The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2013.

*Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

(a)	The performance in the table for the period from June 1, 1994 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The performance of the Fund also includes the performance of a common trust fund (“CTF”) account advised by RBC GAM (US) (including its predecessor) and managed the same as the Fund in all material respects for the period from December 31, 1990 to June 1, 1994, as adjusted to reflect the full contractual rate of expenses associated with the Fund at its inception. The CTF account was not registered with the SEC under the 1940 Act and therefore was not subject to the investment restrictions imposed by law on registered mutual funds. If the CTF account had been registered, the CTF account’s performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(b)	The since inception date (commencement of operations) of the Fund is December 31, 1990.

(c)	The inception date for Class C Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class A Shares of the Fund, adjusted to reflect the fees and expenses of Class C Shares, as applicable (and where applicable, the maximum sales charges of the Class C Shares).

(d)	The inception date for Class S Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class I Shares of the Fund, adjusted to reflect the fees and expenses of Class S Shares.

(e)	The performance in the table for the period from December 2, 1983 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund . Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(f)	The since inception date (commencement of operations) of the Fund is December 2, 1983. The performance of the index since inception of the Fund is calculated from November 30, 1983.

(g)	The inception date for Class A and Class C Shares of the Fund is April 19, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class A and Class C Shares, as applicable (and where applicable, the maximum sales charges of the Class A and Class C Shares).

PERFORMANCE SUMMARY

(h)	The inception date for Class I Shares of the Fund is September 30, 2004. All performance shown for each such class of shares prior to its inception date is based on the performance of the Class S Shares of the Fund, adjusted to reflect the fees and expenses of Class I Shares, as applicable.

(i)	The performance in the table for the period from August 5, 1991 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(j)	The since inception date (commencement of operations) of the Fund is August 5, 1991. The performance of the index since inception of the Fund is calculated from July 31, 1991.

(k)	The performance in the table for the period from September 10, 1987 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. Fund performance reflects applicable fee waivers/expense reimbursements (which, if excluded, would cause performance to be lower).

(l)	The since inception date (commencement of operations) of the Fund is September 10, 1987. The performance of the index since inception of the Fund is calculated from August 31, 1987.

(m)	The since inception date (commencement of operations) of the Fund is December 31, 2009. The performance of the index since inception of the Fund is calculated from December 31, 2009.

The Russell 2500 Growth Index is an unmanaged index that measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 2000 Value Index is an unmanaged index that measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

The Russell 2000 Index is an unmanaged index that measures the performance of approximately 2,000 of the smallest securities in the Russell 3000 Index based on a combination of their market cap and current index membership.

The Russell Midcap Value Index is an unmanaged, market-weighted total return index that tracks the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth rates.

The Russell Microcap Index is an unmanaged index that measures the performance of 1000 of the smallest securities in the Russell 2000 Index based on a combination of their market cap and current index membership.

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MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC SMID Cap Growth Fund
Investment Strategy

Seeks long-term growth by primarily investing in high quality, small and mid capitalization companies that display consistent earnings growth and superior financial characteristics. Utilizing fundamental research, the Fund employs a bottom-up approach and strict risk controls to build a diversified portfolio of stocks that offer above average expected growth with lower than average market risk.

Performance

For the twelve-month period ending September 30, 2012, the Fund had a total return of 28.45% (Class S). That compares to a total return of 29.52% for the Russell 2500 Growth Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—      The primary positive contributors to performance during the period were favorable stock selection in the consumer discretionary, energy and consumer staples sectors.

—      Stock selection in the consumer discretionary sector was the leading contributor to the Fund as retailers Tractor Supply and Ross Stores, as well as restaurant chain Panera Bread each reported better than expected revenue, earnings and same store sales growth throughout the year.

—      Stock selection in the energy sector was driven by oil services companies Oceaneering, Oil States International and Dril-Quip which all benefited from better then expected financial results, increased drilling activity and rising oil prices.

—      The Fund’s overweight position in health care, which was the top performing sector in the period, was also a positive contributor to results during the year.

Factors That Detracted From Relative Returns

—      Stock selection in the health care sector was the primary detractor from the Fund during the period as our lack of exposure to the more volatile biotechnology industry was a significant headwind during the period.

—      Stock selection in the industrials sector also detracted from results due to underperformance of Polypore International, Towers Watson and Waste Connections.

—      The Fund’s modest cash position during a period of strong market appreciation also detracted from results during the period.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. The Fund invests in foreign securities which involve political, economic and currency risks, greater volatility and differences in accounting methods.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC SMID Cap Growth Fund
Long-term capital appreciation.				Investment Objective
Russell Midcap Growth Index and Russell 2500 Growth Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)
Tractor Supply Co.	3.53%	United Natural Foods, Inc.	1.99%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
Pricesmart, Inc.	2.55%	Ultimate Software Group, Inc.	1.98%
LKQ Corp.	2.35%	Roper Industries, Inc.	1.96%
Airgas, Inc.	2.14%	Oceaneering International, Inc.	1.81%
AMETEK, Inc.	2.07%	Catamaran Corp.	1.78%
*A listing of all portfolio holdings can be found beginning on page 22.
				Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of RBC Mid Cap Equity Fund, the predecessor to RBC SMID Cap Growth Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Enterprise Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ending September 30, 2012, the Fund had a total return of 36.61% (Class S). That compares to a total return of 31.91% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—      Overall, stock selection was the primary factor in the Fund’s higher one-year performance compared to the Russell 200 Index.

—      Favorable stock selection in the materials sector, particularly among chemicals, packaging and metals companies was a major positive performance factor.

—      Favorable information technology stock selection, especially among makers of communications equipment and companies providing IT consulting services, also added significantly to overall portfolio performance.

—      Favorable stock selection among oil and gas exploration and development companies and among energy equipment and service providers also boosted Fund performance versus the benchmark.

Factors That Detracted From Relative Returns

—      Adverse sector allocation marginally detracted from performance compared to the Russell 2000 Index.

—      Sector underweight compared to the Russell 2000 Index in the strongly performing financials and health care sectors were important adverse performance factors.

—      Adverse stock selection compared to the Russell 2000 Index in consumer discretionary stocks, particularly among household durables and leisure equipment companies, also detracted from relative performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in small cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Enterprise Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)
AZZ, Inc.	4.49%	Universal Stainless & Alloy	3.37%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
Casual Male Retail Group, Inc.	3.61%	Tyler Technologies, Inc.	3.31%
Steinway Musical Instruments, Inc.	3.57%	Gulfport Energy Corp.	2.91%
Universal Electronics, Inc.	3.47%	Compass Diversified Holdings	2.86%
RG Barry Corp.	3.37%	Interactive Intelligence Group, Inc.	2.74%
* A listing of all portfolio holdings can be found beginning on page 25.
				Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of Babson Enterprise Fund, the predecessor to RBC Enterprise Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Small Cap Core Fund
Investment Strategy

Seeks to provide superior long-term growth of capital compared to the Russell 2000 Index while taking a low risk approach to small company investing. The Adviser believes that portfolios of neglected small cap companies with low valuations, long-term attractive business fundamentals and near-term profitability improvement potential should produce strong absolute and risk-adjusted returns over time.

Performance

For the twelve-month period ending September 30, 2012, the Fund had a total return of 30.08% (Class S). That compares to a total return of 31.91% for the Russell 2000 Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—          Overall, stock selection was a favorable performance factor for the Fund compared to the Russell 2000 Index for the one-year period.

—         Favorable stock selection among financials was the most significant positive performance factor, especially among insurance companies.

—         Favorable stock selection in the materials sector was also an important positive performance factor with special strength among chemical companies in the metals and mining industry.

Factors That Detracted From Relative Returns

—          Overall adverse sector allocation was the primary factor in the Fund’s performance shortfall compared to the index for the one-year period.

—         An underweight compared to the Russell 2000 Index in the strongly performing financials and health care sectors was a significant adverse performance factor.

—         Cash holdings also detracted from performance versus the benchmark in a strong up market.

—          Adverse stock selection among consumer staples and industrial companies also hindered performance compared to the Russell 2000 Index.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap,small cap and micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Small Cap Core Fund
Long-term growth of capital and income.				Investment Objective
Russell 2000 Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)
AZZ, Inc.	3.38%	Compass Diversified Holdings	2.36%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
Universal Stainless & Alloy	3.03%	InterDigital, Inc.	2.35%
Casual Male Retail Group, Inc.	2.75%	Universal Electronics, Inc.	2.30%
Gulfport Energy Corp.	2.70%	Tyler Technologies, Inc.	2.18%
Gardner Denver, Inc.	2.61%
Steinway Musical Instruments, Inc.	2.50%
* A listing of all portfolio holdings can be found beginning on page 29.
				Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of Babson Enterprise Fund II, the predecessor to RBC Small Cap Core Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Microcap Value Fund
Investment Strategy

Invests in a diversified portfolio of the smallest companies that have been neglected by institutional shareholders. Utilizing a quantitative process to identify value-oriented investments, the Fund strives to achieve long-term growth while offering shareholders some protection from market declines and fluctuations.

Performance

For the twelve-month period ending September 30, 2012, the Fund had a total return of 32.97% (Class S). That compares to a total return of 32.63% for the Russell 2000 Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—      Favorable stock selection provided the largest positive contribution to the Fund’s performance compared to the Russell 2000 Value Index for the one-year period.

—      Favorable information technology stock selection was the most important area of positive stock selection, especially among IT consulting and service companies.

—      A favorable sector overweight in consumer discretionary stocks compared to the benchmark was also an important contributor to above-benchmark performance.

Factors That Detracted From Relative Returns

—      Overall, adverse sector allocation was a small detractor from performance relative to the Russell 2000 Value Index over the one-year period.

—      A sector underweight in financials was the largest detractor from relative performance.

—      Cash holdings also were a negative performance factor in a period of strong equity performance.

Mutual fund investing involves risk. Principal loss is possible. Investing in micro cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Microcap Value Fund
Long-term growth of capital.				Investment Objective
Russell 2000 Value Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)
Cantel Medical Corp.	0.88%	Arctic Cat, Inc.	0.66%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
On Assignment, Inc.	0.85%	MFC Industrial Ltd.	0.63%
MicroFinancial, Inc.	0.72%	American Pacific Corp.	0.62%
Marlin Business Services Corp.	0.71%	First Merchants Corp.	0.62%
ePlus, Inc.	0.67%	Lithia Motors, Inc., Class A	0.61%
* A listing of all portfolio holdings can be found beginning on page 32.
				Growth of $10,000 Initial Investment Over 10 Years
The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class S shares. The performance of the Fund for the period from September 30, 2001 to April 19, 2004 reflects the performance of Shadow Stock Fund, the predecessor to RBC Microcap Value Fund. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC Mid Cap Value Fund
Investment Strategy

Seeks long-term capital appreciation by investing in common stocks of mid-sized companies that are considered to be undervalued in relation to earnings, dividends and/or assets. The Advisor uses a disciplined, bottom-up approach to select stocks for the Fund’s portfolio with a focus on fundamental research and qualitative analysis.

Performance

For the twelve-month period ending September 30, 2012, the Fund had a total return of 31.73%. That compares to a total return of 29.28% for the Russell Midcap Value Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

—      Overall stock selection was a positive contributor to the Fund’s performance during the period.

—      Stock selection was particularly strong in the materials, financials and energy sectors.

—      Sector allocation was also very positive aided by an underweight in utilities and overweight in materials.

Factors That Detracted From Relative Returns

—      Stock selection in industrials sector was negative due to some company specific issues.

—      Stock selection in energy sector was impacted by the fall in natural gas prices impacting names with outsized exposure on the services and production side to natural gas.

—      Normal level of residual cash was a head wind in a strong up market.

Mutual fund investing involves risk. Principal loss is possible. Investing in mid cap companies involves additional risks, including greater fluctuations in value and lack of liquidity. These risks are more fully described in the prospectus. Although the Fund does not generally invest in initial public offerings (IPO’s), it has the ability to. Investment in IPO’s typically involve greater price volatility resulting in increased turnover and expenses as well as the potential for taxable gains.

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC Mid Cap Value Fund
Long-term capital appreciation.				Investment Objective
Russell Midcap Value Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)
Noble Corp.	3.82%	Ashland, Inc.	2.59%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
KKR Financial Holdings LLC	3.68%	Crown Holdings, Inc.	2.57%
Fluor Corp.	3.50%	Reinsurance Group of America, Inc.	2.49%
ACCO Brands Corp.	3.12%	Humana, Inc.	2.38%
Edison International	2.82%
Universal Health Services, Inc., Class B	2.64%
* A listing of all portfolio holdings can be found beginning on page 43.
				Growth of $10,000 Initial Investment Since Inception (12/30/09)
The graph reflects an initial investment of $10,000 over the period from December 30, 2009 to September 30, 2012 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC SMID Cap Growth Fund

September 30, 2012

Shares		Value
Common Stocks — 98.55%
Consumer Discretionary — 11.28%
11,000	Fossil, Inc.*	$931,700
15,000	Guess?, Inc.	381,300
81,920	LKQ Corp.*	1,515,520
22,100	Monro Muffler Brake, Inc.	777,699
6,700	Panera Bread Co., Class A*	1,144,963
23,000	Tractor Supply Co.	2,274,470
15,000	WMS Industries, Inc.*	245,700

		7,271,352

Consumer Staples — 6.64%
15,000	Church & Dwight Co., Inc.	809,850
21,700	Pricesmart, Inc.	1,643,124
7,400	Ralcorp Holdings, Inc.*	540,200
22,000	United Natural Foods, Inc.*	1,285,900

		4,279,074

Energy — 7.47%
11,000	Dril-Quip, Inc.*	790,680
32,300	Gulfport Energy Corp.*	1,009,698
21,080	Oceaneering International, Inc.	1,164,670
13,200	Oil States International, Inc.*	1,048,872
19,400	Unit Corp.*	805,100

		4,819,020

Financials — 7.44%
6,400	Affiliated Managers Group, Inc.*	787,200
16,200	Eaton Vance Corp.	469,152
13,500	Federated Investors, Inc., Class B	279,315
17,500	First Cash Financial Services, Inc.*	805,175
24,700	HCC Insurance Holdings, Inc.	837,083
29,000	Raymond James Financial, Inc.	1,062,850
28,700	Tower Group, Inc.	556,493

		4,797,268

Health Care — 21.00%
41,300	Bruker Corp.*	540,617
11,720	Catamaran Corp.*	1,148,208
19,300	Cepheid, Inc.*	666,043
9,100	Charles River Laboratories International, Inc.*	360,360
7,400	Edwards Lifesciences Corp.*	794,538
13,700	Henry Schein, Inc.*	1,085,999
11,100	IDEXX Laboratories, Inc.*	1,102,785
11,600	Integra LifeSciences Holdings Corp.*	476,760
5,900	Laboratory Corp of America Holdings*	545,573

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC SMID Cap Growth Fund (cont.)

September 30, 2012

Shares		Value

5,000	Mettler-Toledo International, Inc.*	$853,700
10,000	MWI Veterinary Supply, Inc.*	1,066,800
22,900	NuVasive, Inc.*	524,639
22,300	PAREXEL International Corp.*	685,948
8,300	Perrigo Co.	964,211
9,400	Varian Medical Systems, Inc.*	567,008
28,100	Volcano Corp.*	802,817
9,500	Waters Corp.*	791,635
10,500	West Pharmaceutical Services, Inc.	557,235

		13,534,876

Industrials — 20.05%
7,400	Alliant Techsystems, Inc.	370,814
37,600	AMETEK, Inc.	1,332,920
14,100	Clean Harbors, Inc.*	688,785
24,440	Donaldson Co., Inc.	848,312
11,380	Expeditors International of Washington, Inc.	413,777
5,900	Flowserve Corp.	753,666
8,740	Huron Consulting Group, Inc.*	304,327
12,500	Jacobs Engineering Group, Inc.*	505,375
11,700	Landstar System, Inc.	553,176
14,100	MSC Industrial Direct Co., Class A	951,186
13,700	Polypore International, Inc.*	484,295
6,600	Portfolio Recovery Associates, Inc.*	689,238
11,490	Roper Industries, Inc.	1,262,636
11,600	Stericycle, Inc.*	1,050,032
11,400	Teledyne Technologies, Inc.*	722,646
13,300	Towers Watson & Co., Class A	705,565
18,500	Waste Connections, Inc.	559,625
21,400	Woodward, Inc.	727,172

		12,923,547

Information Technology — 17.66%
11,720	ANSYS, Inc.*	860,248
20,210	Autodesk, Inc.*	674,408
11,100	Comtech Telecommunications Corp.	306,804
18,800	Digital River, Inc.*	313,208
11,140	Dolby Laboratories, Inc., Class A*	364,835
8,100	F5 Networks, Inc.*	848,070
17,500	Global Payments, Inc.	732,025
16,300	Informatica Corp.*	567,403
7,500	Mantech International Corp., Class A	180,000
18,850	Microchip Technology, Inc.	617,149
19,400	MICROS Systems, Inc.*	952,928
20,450	National Instruments Corp.	514,727
14,000	Open Text Corp.*	771,960
18,800	Plexus Corp.*	569,452
44,700	Riverbed Technology, Inc.*	1,040,169

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC SMID Cap Growth Fund (cont.)

September 30, 2012

Shares		Value

24,000	Synopsys, Inc.*	$792,480
12,500	Ultimate Software Group, Inc.*	1,276,250

		11,382,116

Materials — 7.01%
16,800	Airgas, Inc.	1,382,640
17,100	AptarGroup, Inc.	884,241
22,600	Balchem Corp.	830,098
11,400	Reliance Steel & Aluminum Co.	596,790
11,500	Sigma-Aldrich Corp.	827,655

		4,521,424

Total Common Stocks		63,528,677

(Cost $43,845,580)
Investment Company — 2.20%
1,417,345	JPMorgan Prime Money Market Fund	1,417,345

Total Investment Company		1,417,345

(Cost $1,417,345)

Total Investments		$64,946,022
(Cost $45,262,925)(a) — 100.75%

Liabilities in excess of other assets — (0.75)%		(481,866)

NET ASSETS — 100.00%		$64,464,156

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund

September 30, 2012

Shares		Value

Common Stocks — 96.22%
Consumer Discretionary — 21.95%
41,400	Books-A-Million, Inc.*	$121,302
35,000	Bridgepoint Education, Inc.*	355,250
857,773	Casual Male Retail Group, Inc.*	3,971,489
114,438	Delta Apparel, Inc.*	1,575,811
22,500	Gordmans Stores, Inc.*	415,125
63,800	Grand Canyon Education, Inc.*	1,501,214
53,830	Mac-Gray Corp.	721,860
19,000	Red Robin Gourmet Burgers, Inc.*	618,640
250,900	RG Barry Corp.	3,698,266
83,700	Smith & Wesson Holding Corp.*	921,537
31,100	Sodastream International Ltd.*	1,218,187
161,233	Steinway Musical Instruments, Inc.*	3,927,636
216,700	Universal Electronics, Inc.*	3,809,586
147,900	Zagg, Inc.*	1,261,587

		24,117,490

Energy — 4.34%
102,400	Gulfport Energy Corp.*	3,201,024
12,854	OYO Geospace Corp.*	1,573,458

		4,774,482

Financials — 12.57%
205,300	Asta Funding, Inc.	1,927,767
63,500	Boston Private Financial Holdings, Inc.	608,965
91,059	CoBiz Financial, Inc.	637,413
212,900	Compass Diversified Holdings	3,146,662
50,800	Firstcity Financial Corp.*	407,924
52,400	LaSalle Hotel Properties REIT	1,398,556
27,626	Mercantile Bank Corp.*	473,510
74,489	MetroCorp Bancshares, Inc.*	788,838
80,000	National Interstate Corp.	2,064,000
71,174	Northrim BanCorp, Inc.	1,433,444
65,000	Washington Banking Co.	921,050

		13,808,129

Health Care — 6.75%
235,600	BioScrip, Inc.*	2,146,316
85,900	Exactech, Inc.*	1,531,597
58,700	Meridian Bioscience, Inc.	1,125,866
94,700	US Physical Therapy, Inc.	2,616,561

		7,420,340

Industrials — 19.38%
98,800	Acacia Research Corp.*	2,708,108
263,700	Air Transport Services Group, Inc.*	1,160,280
111,456	Allied Defense Group, Inc. (The)*(a)(b)	592,946

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2012

Shares		Value

130,000	AZZ, Inc.	$4,937,400
198,325	Columbus McKinnon Corp.*	2,996,691
59,900	Ducommun, Inc.*	814,640
81,600	Ennis, Inc.	1,339,056
89,600	Greenbrier Cos., Inc.*	1,446,144
13,500	Hurco Cos, Inc.*	308,880
13,500	Marten Transport Ltd.	237,195
83,200	NN, Inc.*	706,368
20,325	Old Dominion Freight Line, Inc.*	613,002
50,900	Orion Marine Group, Inc.*	378,187
379,200	PGT, Inc.*	1,243,776
68,150	Sun Hydraulics Corp.	1,810,745

		21,293,418

Information Technology — 20.58%
48,082	Aspen Technology, Inc.*	1,242,920
38,700	AuthenTec, Inc.*	309,987
97,200	Commtouch Software Ltd.*	245,916
147,674	Computer Task Group, Inc.*	2,389,365
55,100	comScore, Inc.*	840,275
243,500	Glu Mobile, Inc.*	1,127,405
100,200	Interactive Intelligence Group, Inc.*	3,011,010
93,100	KEYW Holding Corp. (The)*	1,163,750
62,238	Lionbridge Technologies, Inc.*	219,078
159,300	NIC, Inc.	2,357,640
55,600	Rubicon Technology, Inc.*	532,648
47,400	STEC, Inc.*	319,950
112,851	Tessco Technologies, Inc.	2,389,056
75,300	TNS, Inc.*	1,125,735
82,700	Tyler Technologies, Inc.*	3,640,454
184,500	Xyratex Ltd.	1,697,400

		22,612,589

Materials — 8.40%
127,116	Intertape Polymer Group, Inc.	873,287
63,700	Koppers Holdings, Inc.	2,225,041
47,300	Landec Corp.*	541,585
249,900	OMNOVA Solutions, Inc.*	1,891,743
99,588	Universal Stainless & Alloy*	3,699,694

		9,231,350

Telecommunication Services — 0.87%
234,200	Towerstream Corp.*	950,852

Utilities — 1.38%
55,800	Unitil Corp.	1,518,876

Total Common Stocks		105,727,526

(Cost $76,734,432)

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2012

Shares		Value

Rights/Warrants — 0.00%
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	$0
6,203	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	0

Total Rights/Warrants		0

(Cost $0)

Exchange Traded Funds — 0.49%
18,800	SPDR S&P Regional Banking	538,432

Total Exchange Traded Funds		538,432

(Cost $373,522)
Investment Company — 3.06%
3,361,655	JPMorgan Prime Money Market Fund	3,361,655

Total Investment Company		3,361,655

(Cost $3,361,655)

Total Investments		$109,627,613
(Cost $80,469,609)(d) — 99.77%

Other assets in excess of liabilities — 0.23%		258,156

NET ASSETS — 100.00%		$109,885,769

*	Non-income producing security.
(a)	The Pricing Committee fair valued security under procedures established by the Fund’s Board of Trustees.
(b)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $592,946 or 0.54% of net assets was as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	9/30/12 Carrying Value Per Unit
111,456	Allied Defense Group, Inc. (The)	12/21/2007	$667,484	$5.32
6,203	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—
6,203	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—

(c)	Security delisted or issuer in bankruptcy.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC Enterprise Fund (cont.)

September 30, 2012

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

    See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Small Cap Core Fund

September 30, 2012

Shares		Value

Common Stocks — 97.26%
Consumer Discretionary — 20.84%
40,900	Ascena Retail Group, Inc.*	$877,305
340,400	Casual Male Retail Group, Inc.*	1,576,052
27,400	Drew Industries, Inc.*	827,754
32,600	Grand Canyon Education, Inc.*	767,078
17,800	Libbey, Inc.*	280,884
19,500	Maidenform Brands, Inc.*	399,360
68,223	RG Barry Corp.	1,005,607
28,100	Sally Beauty Holdings, Inc.*	705,029
17,600	Sodastream International Ltd.*	689,392
58,907	Steinway Musical Instruments, Inc.*	1,434,974
19,975	Steven Madden Ltd.*	873,307
26,300	True Religion Apparel, Inc.	560,979
75,123	Universal Electronics, Inc.*	1,320,662
75,600	Zagg, Inc.*	644,868

		11,963,251

Consumer Staples — 0.70%
19,700	Nash Finch Co.	402,274

Energy — 6.28%
8,000	C&J Energy Services, Inc.*	159,200
6,700	CARBO Ceramics, Inc.	421,564
49,600	Gulfport Energy Corp.*	1,550,496
5,600	OYO Geospace Corp.*	685,496
22,100	World Fuel Services Corp.	786,981

		3,603,737

Financials — 10.83%
30,800	AMERISAFE, Inc.*	835,912
43,327	Asta Funding, Inc.	406,840
14,400	Community Bank System, Inc.	405,936
91,700	Compass Diversified Holdings	1,355,326
81,500	KKR Financial Holdings LLC	819,075
27,500	LaSalle Hotel Properties REIT	733,975
31,800	Netspend Holdings, Inc.*	312,594
11,400	ProAssurance Corp.	1,031,016
20,000	Safeguard Scientifics, Inc.*	313,800

		6,214,474

Health Care — 8.01%
129,800	BioScrip, Inc.*	1,182,478
31,900	Masimo Corp.*	771,342
17,600	Meridian Bioscience, Inc.	337,568
19,875	PSS World Medical, Inc.*	452,753
23,800	US Physical Therapy, Inc.	657,594

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Small Cap Core Fund (cont.)

September 30, 2012

Shares		Value

22,500	West Pharmaceutical Services, Inc.	$1,194,075

		4,595,810

Industrials — 25.42%
40,314	Acacia Research Corp.*	1,105,007
139,100	ACCO Brands Corp.*	902,759
28,460	Astronics Corp.*	876,568
13,500	Atlas Air Worldwide Holdings, Inc.*	697,005
51,016	AZZ, Inc.	1,937,588
8,900	Chart Industries, Inc.*	657,265
69,200	Columbus McKinnon Corp.*	1,045,612
26,900	Ducommun, Inc.*	365,840
24,500	EnerSys*	864,605
24,800	Gardner Denver, Inc.	1,498,168
51,000	Greenbrier Cos., Inc.*	823,140
28,900	II-VI, Inc.*	549,678
32,000	Insteel Industries, Inc.	375,360
48,900	Interface, Inc.	645,969
22,400	Meritor, Inc.*	94,976
10,950	Old Dominion Freight Line, Inc.*	330,252
36,200	Sun Hydraulics Corp.	961,834
10,700	Wabtec Corp.	859,103

		14,590,729

Information Technology — 16.85%
25,200	Aspen Technology, Inc.*	651,420
48,439	Computer Task Group, Inc.*	783,743
27,100	Interactive Intelligence Group, Inc.*	814,355
36,200	InterDigital, Inc.	1,349,536
20,800	Measurement Specialties, Inc.*	685,984
51,100	NIC, Inc.	756,280
43,500	Sapient Corp.*	463,710
24,000	Skyworks Solutions, Inc.*	565,560
23,000	STEC, Inc.*	155,250
68,600	Take-Two Interactive Software, Inc.*	715,498
32,000	Tessco Technologies, Inc.	677,440
28,400	Tyler Technologies, Inc.*	1,250,168
87,400	Xyratex Ltd.	804,080

		9,673,024

Materials — 7.63%
8,500	Kaiser Aluminum, Corp.	496,315
31,100	Koppers Holdings, Inc.	1,086,323
118,500	OMNOVA Solutions, Inc.*	897,045
3,400	Rockwood Holdings, Inc.	158,440
46,791	Universal Stainless & Alloy*	1,738,286

		4,376,409

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Small Cap Core Fund (cont.)

September 30, 2012

Shares		Value

Utilities — 0.70%
9,600	UNS Energy Corp.	$401,856

Total Common Stocks		55,821,564

(Cost $41,259,936)
Investment Company — 2.70%
1,551,721	JPMorgan Prime Money Market Fund	1,551,721

Total Investment Company		1,551,721

(Cost $1,551,721)

Total Investments		$57,373,285
(Cost $42,811,657)(a) — 99.96%
Other assets in excess of liabilities — 0.04%		21,670

NET ASSETS — 100.00%		$57,394,955

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

REIT - Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund

September 30, 2012

Shares		Value

Common Stocks — 96.08%
Consumer Discretionary — 20.49%
17,500	ALCO Stores, Inc.*	$122,150
3,725	Ambassadors International, Inc.*	63
18,000	Ambow Education Holding Ltd. ADR*	53,460
15,000	American Greetings Corp., Class A	252,000
13,500	America’s Car-Mart, Inc.*	613,845
21,000	Arctic Cat, Inc.*	870,660
25,000	Asbury Automotive Group, Inc.*	698,750
800	Biglari Holdings, Inc.*	292,048
54,000	Bluegreen Corp.*	339,120
10,000	Blyth, Inc.	259,900
46,000	Books-A-Million, Inc.*	134,780
15,127	Bowl America, Inc., Class A	194,382
14,000	Brown Shoe Co., Inc.	224,420
47,500	Build-A-Bear Workshop, Inc.*	185,250
44,000	Carriage Services, Inc.	425,480
35,000	Christopher & Banks Corp.	122,850
12,000	Core-Mark Holding Co., Inc.	577,320
28,000	CSS Industries, Inc.	575,400
34,000	Delta Apparel, Inc.*	468,180
82	Digital Generation, Inc.*	932
23,400	Dorman Products, Inc.*	737,334
15,000	E.W. Scripps Co. (The), Class A*	159,750
23,000	Entercom Communications Corp., Class A*	157,780
28,000	Flexsteel Industries, Inc.	579,600
36,000	Fred’s, Inc., Class A	512,280
58,000	Hastings Entertainment, Inc.*	114,840
10,000	Haverty Furniture Cos., Inc.	138,800
15,000	Helen of Troy Ltd.*	477,450
32,000	hhgregg, Inc.*	220,800
31,000	Hooker Furniture Corp.	402,690
52,800	Isle of Capri Casinos, Inc.*	366,960
26,800	JAKKS Pacific, Inc.	390,476
24,000	Johnson Outdoors, Inc., Class A*	513,360
82,000	Journal Communications, Inc., Class A*	426,400
36,000	Kid Brands, Inc.*	55,080
50,310	Lakeland Industries, Inc.*	312,425
95,270	Lazare Kaplan International, Inc.*	128,615
42,000	La-Z-Boy, Inc.*	614,460
31,000	Lifetime Brands, Inc.	369,210
24,000	Lithia Motors, Inc., Class A	799,440
46,000	Luby’s, Inc.*	309,580
33,000	Mac-Gray Corp.	442,530
33,000	Marcus Corp.	366,300
19,000	MarineMax, Inc.*	157,510
7,500	McRae Industries, Inc., Class A	118,125
26,000	Media General, Inc., Class A*	134,680

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

13,800	Meritage Homes Corp.*	$524,814
21,300	Mestek, Inc.*	296,070
20,000	Modine Manufacturing Co.*	147,600
23,400	Movado Group, Inc.	789,048
10,300	Nobility Homes, Inc.*	52,015
24,000	OfficeMax, Inc.	187,440
41,000	Orleans Homebuilders, Inc.*(a)(b)(c)	0
18,350	Perry Ellis International, Inc.*	404,617
135,000	Point.360*	135,000
90,600	Radio One, Inc., Class D*	75,198
56,000	Red Lion Hotels Corp.*	350,000
28,550	REX American Resources Corp.*	514,185
40,000	Rocky Brands, Inc.*	462,000
49,000	Ruby Tuesday, Inc.*	355,250
16,000	Saga Communications, Inc., Class A*	648,320
45,150	Salem Communications Corp., Class A	236,586
45,000	Shiloh Industries, Inc.	504,900
30,000	Stage Stores, Inc.	631,800
31,000	Standard Motor Products, Inc.	571,020
33,000	Stein Mart, Inc.*	280,830
25,000	Steinway Musical Instruments, Inc.*	609,000
80,000	Stewart Enterprises, Inc., Class A	671,600
17,000	Strattec Security Corp.	361,930
3,000	Sturm Ruger & Co, Inc.	148,470
24,000	Superior Industries International, Inc.	410,160
33,000	Systemax, Inc.*	389,730
75,000	Trans World Entertainment Corp.*	273,000
38,000	Tuesday Morning Corp.*	248,900
26,000	Unifi, Inc.*	333,320
30,000	Universal Travel Group*	20,700
54,000	VOXX International Corp.*	403,920
20,000	Walking Co. Holdings, Inc. (The)	155,000
12,400	Weyco Group, Inc.	301,940

		26,911,828

Consumer Staples — 3.22%
13,600	Andersons, Inc. (The)	512,176
61,000	Central Garden and Pet Co.*	725,290
36,000	Chiquita Brands International, Inc.*	275,040
30,000	Ingles Markets, Inc., Class A	490,500
73,000	ML Macadamia Orchards LP*	292,000
10,000	Nash Finch Co.	204,200
12,000	Oil-Dri Corp. of America	277,680
63,000	Omega Protein Corp.*	432,180
40,000	Prestige Brands Holdings, Inc.*	678,400

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

22,000	Spartan Stores, Inc.	$336,820

		4,224,286

Energy — 3.11%
23,000	Calumet Specialty Products Partners LP	736,000
31,000	Constellation Energy Partners LLC*	39,060
17,000	Endeavour International Corp.*	164,390
9,000	Global Partners LP	235,080
27,000	Harvest Natural Resources, Inc.*	240,840
17,000	Hornbeck Offshore Services, Inc.*	623,050
34,000	Knightsbridge Tankers Ltd.	222,700
19,000	Natural Gas Services Group, Inc.*	284,050
30,000	Newpark Resources, Inc.*	222,300
11,000	Niska Gas Storage Partners LLC	137,940
30,000	North American Energy Partners, Inc.*	86,400
14,600	PHI, Inc.*	478,004
13,000	PHI, Inc., Non voting*	408,980
25,000	Teekay Tankers, Ltd., Class A	93,500
110,300	Trico Marine Services, Inc.*(a)(c)	0
21,000	Tsakos Energy Navigation Ltd.	108,780

		4,081,074

Financials — 22.13%
40,000	Affirmative Insurance Holdings, Inc.*	18,000
9,000	Agree Realty Corp. REIT	229,410
28,000	American Equity Investment Life Holding Co.	325,640
75,000	American Independence Corp.*	369,000
27,900	American Safety Insurance Holdings Ltd.*	521,451
34,190	Ameris Bancorp*	430,452
9,000	Apollo Commercial Real Estate Finance, Inc. REIT	156,060
6,000	Arlington Asset Investment Corp., Class A	143,160
68,000	Asta Funding, Inc.	638,520
20,000	Baldwin & Lyons, Inc., Class B	478,200
14,000	Banco Latinoamericano de Comercio Exterior SA	309,260
63,600	Bancorp, Inc.*	653,172
8,228	Banner Corp.	222,979
100,000	Beverly Hills Bancorp, Inc.*	2,000
34,000	California First National Bancorp	626,960
21,000	Camco Financial Corp.*	39,060
4,612	Capital Bank Financial Corp., Class A*	83,009
38,000	Capitol Bancorp Ltd.*	4,940
15,750	Citizens South Banking Corp.	110,250
48,150	Citizens, Inc.*	505,093
133,000	Consumer Portfolio Services*	399,000
18,856	Cowen Group, Inc., Class A*	50,911
35,777	Donegal Group, Inc., Class A	502,309
8,444	Donegal Group, Inc., Class B	151,908
3,000	Duff & Phelps Corp., Class A	40,830

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

58,040	Dynex Capital, Inc. REIT	$623,930
27,000	EMC Insurance Group, Inc.	567,000
20,000	Federal Agricultural Mortgage Corp., Class C	514,800
70,000	Federated National Holding Co.*	417,200
34,300	First Defiance Financial Corp.	592,018
11,000	First Financial Corp.	344,740
45,400	First Financial Holdings, Inc.	589,746
27,000	First Industrial Realty Trust, Inc. REIT*	354,780
54,000	First Merchants Corp.	810,540
47,200	First Pactrust Bancorp, Inc.	590,472
38,000	First Place Financial Corp.*	27,075
42,000	First State Bancorporation*	50
25,000	Firstcity Financial Corp.*	200,750
6,600	Flagstar Bancorp, Inc.*	7,260
2,250	FRMO Corp.*	4,163
43,000	Guaranty Bancorp*	86,860
38,000	HF Financial Corp.	465,500
6,059	Hudson Valley Holding Corp.	103,306
39,600	Independence Holding Co.	398,772
9,000	Infinity Property & Casualty Corp.	543,510
31,000	Intervest Bancshares Corp., Class A*	117,800
8,300	Investors Title Co.	541,492
24,000	Jefferson Bancshares, Inc.*	56,880
24,000	JMP Group, Inc.	131,760
17,000	Kansas City Life Insurance Co.	655,010
44,000	Marlin Business Services Corp.	933,240
68,950	Meadowbrook Insurance Group, Inc.	530,226
103,000	MicroFinancial, Inc.	942,450
15,000	Monmouth Real Estate Investment Corp. REIT, Class A	167,850
52,100	MutualFirst Financial, Inc.	592,898
5,300	National Security Group, Inc.	42,983
4,000	National Western Life Insurance Co., Class A	573,000
11,400	Navigators Group, Inc.*	561,165
44,000	Nicholas Financial, Inc.	568,040
25,291	Old National Bancorp	344,210
13,000	One Liberty Properties, Inc. REIT	242,450
13,000	Onebeacon Insurance Group, Ltd., Class A	174,720
6,000	Oppenheimer Holdings, Inc., Class A	95,700
20,000	Oriental Financial Group, Inc.	210,400
18,000	Pacific Mercantile Bancorp*	117,720
8,000	Parkway Properties, Inc. REIT	106,960
29,000	Peoples Bancorp, Inc.	663,810
6,000	Piper Jaffray Cos.*	152,700
37,900	PMC Commercial Trust REIT	284,250
40,000	Presidential Life Corp.	557,200
19,000	Provident Financial Holdings, Inc.	269,990
27,000	Provident New York Bancorp	254,070
20,000	Ramco-Gershenson Properties Trust REIT	250,600

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

59,000	Reis, Inc.*	$674,960
23,000	Resource Capital Corp. REIT	135,240
11,000	Safety Insurance Group, Inc.	504,680
42,000	SeaBright Holdings, Inc.	462,000
109,000	Signature Group Holdings, Inc.*	50,140
14,000	Simmons First National Corp., Class A	340,970
32,000	Southern Community Financial Corp.*	107,840
38,300	Southwest Bancorp, Inc.*	415,555
25,000	Sterling Bancorp NY	248,000
35,600	Sun Bancorp, Inc.*	119,972
46,500	SWS Group, Inc.*	284,115
54,000	TierOne Corp.*(a)(c)	0
52,000	Unico American Corp.	572,000
99,716	United Community Financial Corp.*	348,009
19,000	United Western Bancorp, Inc.*	2,850
29,000	Winthrop Realty Trust REIT	312,620
4,600	Ziegler Cos., Inc. (The)*	102,350

		29,074,921

Health Care — 6.18%
4,000	Air Methods Corp.*	477,480
34,000	Albany Molecular Research, Inc.*	117,980
11,000	American Shared Hospital Services*	33,000
40,000	AngioDynamics, Inc.*	488,000
16,000	Assisted Living Concepts, Inc., Class A	122,080
77,000	BioScrip, Inc.*	701,470
22,000	Cambrex Corp.*	258,060
42,500	Cantel Medical Corp.	1,150,900
45,000	Capital Senior Living Corp.*	651,150
22,000	CONMED Corp.	627,000
46,000	Cross Country Healthcare, Inc.*	217,120
40,000	CryoLife, Inc.	268,800
27,970	Hanger, Inc.*	797,984
20,000	Invacare Corp.	282,800
7,100	Kewaunee Scientific Corp.	81,011
10,362	Kindred Healthcare, Inc.*	117,920
30,000	Lannett Co., Inc.*	144,900
15,000	MedCath Corp.*(a)(b)(c)	20,550
19,000	Mediware Information Systems*	416,290
49,000	PharMerica Corp.*	620,340
25,000	Symmetry Medical, Inc.*	247,250
13,000	Triple-S Management Corp., Class B*	271,700

		8,113,785

Industrials — 20.51%
45,839	Aceto Corp.	433,179
24,000	Aegean Marine Petroleum Network, Inc.	145,680
3,000	Aegion Corp.*	57,480

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

21,000	Alamo Group, Inc.	$709,380
102,000	Allied Motion Technologies, Inc.	673,200
8,000	Altra Holdings, Inc.	145,600
8,000	Ampco-Pittsburgh Corp.	147,600
10,000	AMREP Corp.*	100,000
22,000	Baltic Trading Ltd.	71,060
24,000	Beacon Roofing Supply, Inc.*	684,000
17,000	CAI International, Inc.*	348,840
10,800	Cascade Corp.	591,192
30,000	CBIZ, Inc.*	180,600
42,000	Celadon Group, Inc.	674,940
93,525	Cenveo, Inc.*	214,172
2,800	Chicago Rivet & Machine Co.	51,912
14,400	CIRCOR International, Inc.	543,600
12,000	Comfort Systems USA, Inc.	131,160
36,178	Compx International, Inc.	549,182
12,000	Consolidated Graphics, Inc.*	313,080
20,000	Dolan Co. (The)*	107,600
24,000	Ducommun, Inc.*	326,400
10,750	Eagle Bulk Shipping Inc*	38,807
14,700	Eastern Co. (The)	275,478
9,880	Ecology and Environment, Inc., Class A	121,030
21,000	Encore Wire Corp.	614,460
35,000	Ennis, Inc.	574,350
10,000	EnPro Industries, Inc.*	360,100
24,000	Espey Manufacturing & Electronics Corp.	631,680
56,000	Excel Maritime Carriers Ltd.*	38,920
30,000	Federal Signal Corp.*	189,600
16,000	FLY Leasing Ltd. ADR	216,160
69,000	Frozen Food Express Industries*	135,930
20,000	G&K Services, Inc., Class A	626,200
15,000	Genco Shipping & Trading Ltd.*	55,200
25,000	GenCorp, Inc.*	237,250
40,000	Gibraltar Industries, Inc.*	512,800
10,300	GP Strategies Corp.*	198,996
35,000	Griffon Corp.	360,500
25,750	Hardinge, Inc.	263,937
22,000	Hill International, Inc.*	95,920
23,350	International Shipholding Corp.	393,915
26,000	Jinpan International Ltd.	126,360
6,000	Kadant, Inc.*	139,140
12,000	Key Technology, Inc.*	115,200
33,000	Kforce, Inc.*	389,070
40,000	Kimball International, Inc., Class B	488,800
9,408	Kratos Defense & Security Solutions, Inc.*	54,943
64,000	LECG Corp.*	480
38,000	LS Starrett Co. (The), Class A	489,060
51,750	LSI Industries, Inc.	348,795

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

52,000	Lydall, Inc.*	$732,680
22,875	Marten Transport Ltd.	401,914
72,000	Mesa Air Group, Inc.*(a)(b)(c)	0
38,117	Met-Pro Corp.	341,147
99,294	MFC Industrial Ltd.	829,105
34,000	Miller Industries, Inc.	545,700
34,000	NN, Inc.*	288,660
18,800	Northwest Pipe Co.*	463,420
56,000	On Assignment, Inc.*	1,115,520
20,000	Orion Marine Group, Inc.*	148,600
53,600	PAM Transportation Services, Inc.	534,124
52,000	Paragon Shipping, Inc., Class A*	22,620
43,160	Patrick Industries, Inc.*	667,685
16,000	Pike Electric Corp.*	127,200
29,000	RCM Technologies, Inc.*	157,760
33,500	Rush Enterprises, Inc., Class A*	645,210
13,000	Schawk, Inc.	169,650
10,000	SeaCube Container Leasing Ltd.	187,500
13,800	SL Industries, Inc.*	195,960
16,000	Standex International Corp.	711,200
41,000	Superior Uniform Group, Inc.	491,180
58,115	Supreme Industries, Inc., Class A*	212,120
5,269	SYKES Enterprises, Inc.*	70,815
26,000	Tredegar Corp.	461,240
3,000	Trex Co., Inc.*	102,360
17,000	Universal Forest Products, Inc.	706,180
16,000	USA Truck, Inc.*	58,240
6,000	Viad Corp.	125,160
38,000	Vitran Corp., Inc.*	226,100
43,200	Volt Information Sciences, Inc.*	278,640
75,000	Willdan Group, Inc.*	127,500
41,000	Willis Lease Finance Corp.*	505,940

		26,944,068

Information Technology — 11.19%
67,300	Acorn Energy, Inc.	600,316
31,000	Agilysys, Inc.*	266,600
31,000	Anaren, Inc.*	619,690
12,000	Black Box Corp.	306,120
32,000	Blucora, Inc.*	569,920
70,000	CIBER, Inc.*	242,900
50,000	Comarco, Inc.*	11,050
21,000	Communications Systems, Inc.	236,880
13,000	CTS Corp.	130,910
30,000	Digi International, Inc.*	304,800
49,598	Dynamics Research Corp.*	339,746
30,000	Edgewater Technology, Inc.*	117,300
35,000	Electro Rent Corp.	619,150

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

33,000	Electro Scientific Industries, Inc.	$403,260
22,400	ePlus, Inc.*	878,528
9,000	Fabrinet*	104,310
21,332	GSI Group, Inc.*	190,068
41,000	Insight Enterprises, Inc.*	716,680
63,375	Integrated Silicon Solution, Inc.*	586,853
15,000	JinkoSolar Holding Co. Ltd. ADR*	56,850
13,000	Kemet Corp.*	57,200
25,000	Keynote Systems, Inc.	362,000
21,000	Magal Security Systems Ltd.*	80,010
20,000	Measurement Specialties, Inc.*	659,600
56,000	Methode Electronics, Inc.	543,760
39,000	Newport Corp.*	431,340
29,000	Oplink Communications, Inc.*	479,660
83,000	Optical Cable Corp.	379,310
66,000	PC Connection, Inc.	759,660
67,000	Perceptron, Inc.*	418,750
120,000	Performance Technologies, Inc.*	163,200
37,930	Photronics, Inc.*	203,684
28,000	Retalix Ltd.*	578,200
47,000	Richardson Electronics Ltd.	557,890
9,000	Rosetta Stone, Inc.*	114,750
29,000	Rudolph Technologies, Inc.*	304,500
70,000	Sigmatron International, Inc.*	304,500
13,000	STR Holdings, Inc.*	40,300
31,500	Tessco Technologies, Inc.	666,855
8,000	Vishay Precision Group, Inc.*	111,840
4,285	WebMediaBrands, Inc.*	9,813
100,000	WPCS International, Inc.*	45,100
15,000	XO Group, Inc.*	125,250

		14,699,103

Materials — 4.82%
68,200	American Pacific Corp.*	812,262
37,000	Blue Earth Refineries, Inc.*(a)(c)	0
20,000	China Green Agriculture, Inc.*	65,600
18,000	Friedman Industries, Inc.	183,420
5,000	Hawkins, Inc.	207,750
50,000	Headwaters, Inc.*	329,000
23,000	Innospec, Inc.*	780,160
25,000	Myers Industries, Inc.	390,500
8,000	Neenah Paper, Inc.	229,120
10,400	North American Palladium Ltd.*	19,760
21,000	Olympic Steel, Inc.	354,480
38,000	Penford Corp.*	284,240
6,000	Quaker Chemical Corp.	280,020
27,000	Schulman (A), Inc.	643,140
45,000	Spartech Corp.*	240,750

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Shares		Value

6,000	Stepan Co.	$576,720
16,000	Universal Stainless & Alloy*	594,400
3,200	Vulcan International Corp.	113,600
25,000	Wausau Paper Corp.	231,500

		6,336,422

Telecommunication Services — 0.72%
17,980	Consolidated Communications Holdings, Inc.	309,076
30,000	Premiere Global Services, Inc.*	280,500
30,000	USA Mobility, Inc.	356,100

		945,676

Utilities — 3.71%
9,000	American States Water Co.	399,870
6,108	California Water Service Group	113,914
11,000	CH Energy Group, Inc.	717,310
14,990	Chesapeake Utilities Corp.	709,926
21,500	Connecticut Water Service, Inc.	685,850
18,000	Delta Natural Gas Co., Inc.	348,480
18,600	Empire District Electric Co. (The)	400,830
28,400	Middlesex Water Co.	544,144
17,800	SJW Corp.	451,408
18,476	Unitil Corp.	502,917

		4,874,649

Total Common Stocks		126,205,812

(Cost $130,455,680)
Preferred Stock — 0.48%
3,122	Alere, Inc.	633,360

Total Preferred Stock		633,360

(Cost $504,723)
Exchange Traded Funds — 0.23%
2,700	iShares Russell Microcap Index Fund	142,668
13,400	PowerShares Zacks Micro Cap Portfolio	156,646

Total Exchange Traded Funds		299,314

(Cost $210,668)
Rights/Warrants — 0.00%
1,232	Aventine Renewable Energy Holdings, Inc. Warrants, Expire 3/15/15*(a)(c)	0
21,000	Camco Financial Corp. Rights*(a)(c)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	0
3,585	US Concrete, Inc. Warrants, Expire 8/31/17*(a)(b)(c)	0

Total Rights/Warrants		0

(Cost $0)

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

Principal Amount		Value

Corporate Bonds — 0.00%
$1,947	Trenwick America Corp.*(a)(b)(c)	$0
1,625	Trenwick America Corp.*(a)(b)(c)	0

Total Corporate Bonds		0

(Cost $0)

Shares

Investment Company — 3.22%
4,236,055	JPMorgan Prime Money Market Fund	4,236,055

Total Investment Company		4,236,055

(Cost $4,236,055)

Total Investments		131,374,541
(Cost $135,407,126)(d) — 100.01%

Liabilities in excess of other assets — (0.01)%		$(15,141)

NET ASSETS — 100.00%		$131,359,400

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Microcap Value Fund (cont.)

September 30, 2012

*	Non-income producing security.
(a)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $20,550 or 0.02% of net assets was as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	9/30/12 Carrying Value Per Unit

	Aventine Renewable
1,232	Energy Holdings,Inc., Warrants	04/14/2010	$—	$—
21,000	Camco Financial Corp. Rights	02/18/2004	$—	$—
37,000	Blue Earth Refineries, Inc.	11/24/2003	$—	$—
15,000	MedCath Corp.	05/23/2008	$306,542	$ 1.37
72,000	Mesa Air Group, Inc.	11/01/2006	$635,933	$—
41,000	Orleans Homebuilders, Inc.	12/12/2006	$685,227	$—
54,000	Tier One Corp.	02/18/2004	$1,223,407	$—
110,300	Trico Marine Services, Inc.	02/03/2009	$518,857	$—
3,585	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—
3,585	U.S. Concrete, Inc., Warrants	09/09/2010	$—	$—

Acquisition Principal Amount
$1,947	Trenwick America Corp.	05/18/2006	$—	$—
$1,625	Trenwick America Corp.	05/18/2006	$—	$—

(b)	Security delisted or issuer in bankruptcy.
(c)	The Pricing Committee fair valued security under procedures established by the Fund’s Board of Trustees.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

ADR - American Depositary Receipt

REIT - Real Estate Investment Trust

See notes to financial statements.

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Mid Cap Value Fund

September 30, 2012

Shares		Value

Common Stocks — 96.86%
Consumer Discretionary — 10.48%
380	ANN INC.*	$14,337
780	Ascena Retail Group, Inc.*	16,731
1,380	Dana Holding Corp.	16,974
1,470	H&R Block, Inc.	25,475
760	Jarden Corp.	40,158
790	Mattel, Inc.	28,029
2,170	Newell Rubbermaid, Inc.	41,425
451	Tenneco, Inc.*	12,628
760	TRW Automotive Holdings Corp.*	33,220

		228,977

Consumer Staples — 0.67%
195	Energizer Holdings, Inc.	14,549

Energy — 9.84%
850	Cameron International Corp.*	47,659
710	Dresser-Rand Group, Inc.*	39,128
520	Key Energy Services, Inc.*	3,640
1,020	McDermott International, Inc.*	12,464
2,330	Noble Corp.	83,367
580	QEP Resources, Inc.	18,363
1,500	SandRidge Energy, Inc.*	10,455

		215,076

Financials — 19.53%
840	American Financial Group, Inc.	31,836
3,260	Fifth Third Bancorp	50,563
2,620	Hartford Financial Services Group, Inc.	50,933
1,270	HCC Insurance Holdings, Inc.	43,040
2,470	Huntington Bancshares, Inc.	17,043
7,990	KKR Financial Holdings LLC	80,300
1,480	People’s United Financial, Inc.	17,967
520	Principal Financial Group, Inc.	14,009
940	Reinsurance Group of America, Inc.	54,398
1,490	Tower Group, Inc.	28,891
1,960	Unum Group	37,671

		426,651

Health Care — 9.82%
1,050	AmerisourceBergen Corp.	40,645
710	Endo Health Solutions, Inc.*	22,521
740	Humana, Inc.	51,911
1,710	Mylan, Inc.*	41,724
1,260	Universal Health Services, Inc., Class B	57,620

		214,421

Industrials — 18.22%
1,150	Acacia Research Corp.*	31,521

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Mid Cap Value Fund (cont.)

September 30, 2012

Shares		Value

10,490	ACCO Brands Corp.*	$68,080
1,360	Fluor Corp.	76,541
510	Gardner Denver, Inc.	30,809
1,290	KBR, Inc.	38,468
520	Kirby Corp.*	28,746
375	Old Dominion Freight Line, Inc.*	11,310
700	Owens Corning*	23,422
120	Regal-Beloit Corp.	8,458
1,050	Republic Services, Inc.	28,885
420	Spirit Airlines, Inc.*	7,174
100	SPX Corp.	6,541
1,155	Swift Transporation Co.*	9,956
1,320	Werner Enterprises, Inc.	28,208

		398,119

Information Technology — 8.90%
1,160	Arrow Electronics, Inc.*	39,104
1,210	Avnet, Inc.*	35,199
190	CACI International, Inc., Class A*	9,840
2,040	Fairchild Semiconductor International, Inc.*	26,765
1,860	Skyworks Solutions, Inc.*	43,831
1,950	Western Union Co. (The)	35,529
110	Zebra Technologies Corp., Class A*	4,129

		194,397

Materials — 13.86%
670	Allegheny Technologies, Inc.	21,373
790	Ashland, Inc.	56,564
1,530	Crown Holdings, Inc.*	56,228
614	Cytec Industries, Inc.	40,229
1,130	International Paper Co.	41,042
2,310	Owens-Illinois, Inc.*	43,336
210	Reliance Steel & Aluminum Co.	10,993
1,000	Schweitzer-Mauduit International, Inc.	32,990

		302,755

Telecommunication Services — 0.60%
1,306	Windstream Corp.	13,204

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC Mid Cap Value Fund (cont.)

September 30, 2012

Shares		Value

Utilities — 4.94%
1,560	CMS Energy Corp.	$36,738
1,350	Edison International	61,682
160	EQT Corp.	9,440

		107,860

Total Common Stocks		2,116,009

(Cost $2,050,111)
Investment Company — 7.65%
167,073	JPMorgan Prime Money Market Fund	167,073

Total Investment Company		167,073

(Cost $167,073)

Total Investments		$2,283,082
(Cost $2,217,184)(a) — 104.51%

Liabilities in excess of other assets — (4.51)%		(98,483)

NET ASSETS — 100.00%		$2,184,599

*	Non-income producing security.
(a)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

September 30, 2012

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund
Assets:
Investments, at value (cost $45,262,925, $80,469,609, $42,811,657, $135,407,126 and $2,217,184, respectively)	$64,946,022	$109,627,613	$57,373,285	$131,374,541	$2,283,082
Interest and dividends receivable	19,178	83,437	36,615	135,795	2,832
Receivable from advisor	—	—	—	—	2,874
Receivable for capital shares issued	952	—	87,780	7,678	—
Receivable for investments sold	168,911	283,315	—	—	11,972
Prepaid expenses	35,959	36,942	30,297	34,523	9,241

Total Assets	65,171,022	110,031,307	57,527,977	131,552,537	2,310,001

Liabilities:
Payable for capital shares redeemed	—	16,424	18,946	38,737	—
Payable for investments purchased	605,082	—	36,324	—	88,764
Accrued expenses and other payables:
Investment advisory fees	29,728	60,098	21,079	60,239	—
Administration fees	3,602	6,049	3,159	7,274	122
Audit fees	26,810	26,810	26,810	26,810	27,152
Trustees’ fees	18	28	15	34	—
Distribution fees	11,197	2,521	3,592	8,132	—
Shareholder reports	2,068	3,430	2,017	5,826	2,779
Transfer agent fees	21,765	23,367	14,665	36,942	665
Other	6,596	6,811	6,415	9,143	5,920

Total Liabilities	706,866	145,538	133,022	193,137	125,402

Net Assets	$64,464,156	$109,885,769	$57,394,955	$131,359,400	$2,184,599

Net Assets Consist Of:
Capital	$38,228,457	$85,107,537	$38,742,511	$152,183,460	$2,056,691
Undistributed net investment income (loss)	(314,732)	(209,710)	(155,231)	683,001	21,577
Accumulated net realized gains (losses) from investment transactions and foreign currency	6,867,334	(4,170,062)	4,246,047	(17,474,476)	40,433
Net unrealized appreciation (depreciation) on investments and foreign currency	19,683,097	29,158,004	14,561,628	(4,032,585)	65,898

Net Assets	$64,464,156	$109,885,769	$57,394,955	$131,359,400	$2,184,599

Net Assets:
Class A	$29,755,228	$1,387,348	$4,116,778	$4,288,629	N/A
Class I	32,825,040	27,333	N/A	N/A	$2,184,599
Class C	43,518	472,945	131,420	638,927	N/A
Class S	1,840,370	107,998,143	53,146,757	126,431,844	N/A

Total	$64,464,156	$109,885,769	$57,394,955	$131,359,400	$2,184,599

FINANCIAL STATEMENTS
Statements of Assets and Liabilities (cont.)

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund		RBC Mid Cap Value Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
Class A	2,037,269	71,344	168,399	226,808		N/A
Class I	2,139,356	1,377	N/A	N/A		211,328
Class C	3,189	26,344	5,818	35,764		N/A
Class S	119,923	5,439,865	2,116,241	6,680,138		N/A

Total	4,299,737	5,538,930	2,290,458	6,942,710		211,328

Net Asset Values and Redemption Prices per Share:
Class A(a)	$14.61	$19.45	$24.45	$18.91		N/A

Class I	$15.34	$19.85	N/A	N/A		$10.34

Class C(b)	$13.65	$17.95	$22.59	$17.86	(c)	N/A

Class S	$15.35	$19.85	$25.11	$18.93		N/A

Maximum Offering Price Per Share:
Class A	$15.50	$20.64	$25.94	$20.06		N/A

Maximum Sales Charge - Class A	5.75%	5.75%	5.75%	5.75%		N/A

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.
(b)	For Class C shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase. Such reduction is not reflected in the net asset value and the redemption price per share.
(c)	Net asset value is calculated using unrounded net assets of $638,926.78 divided by the unrounded shares outstanding of 35,764.412.

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Operations

For the Year Ended September 30, 2012

	RBC SMID Cap Growth Fund	RBC Enterprise Fund	RBC Small Cap Core Fund	RBC Microcap Value Fund	RBC Mid Cap Value Fund

Investment Income:
Dividend income	$379,021	$1,235,645	$566,660	$2,259,968	$36,825
Foreign tax withholding	—	(1,538)	—	(5,035)	—

Total Investment Income	379,021	1,234,107	566,660	2,254,933	36,825

Expenses:
Investment advisory fees	455,431	954,718	519,506	1,111,277	14,433
Distribution fees - Class A	70,732	3,465	6,831	10,369	—
Distribution fees - Class C	439	4,518	977	6,636	—
Accounting fees	28,242	30,127	27,709	31,163	25,092
Administration fees	48,796	77,074	40,806	92,606	1,546
Audit fees	30,124	30,101	30,133	30,101	30,154
Custodian fees	3,793	2,700	4,340	3,768	9,792
Insurance fees	7,848	7,847	7,848	7,847	7,846
Legal fees	3,923	4,122	1,652	4,330	30
Registration and filing fees	87,280	85,971	72,777	75,171	8,696
Shareholder reports	12,740	19,417	12,407	30,338	344
Transfer agent fees	189,013	137,208	95,824	255,895	3,742
Trustees’ fees	1,647	2,578	1,359	3,077	15
Other fees	11,142	11,410	10,218	24,912	7,897

Total expenses before fee waiver/reimbursement	951,150	1,371,256	832,387	1,687,490	109,587
Expenses waived/reimbursed by:
Adviser	(164,300)	(253,414)	(253,298)	(348,549)	(91,030)

Net Expenses	786,850	1,117,842	579,089	1,338,941	18,557

Net Investment Income (Loss)	(407,829)	116,265	(12,429)	915,992	18,268

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	7,443,324	7,128,315	4,286,467	2,806,671	102,423
Net change in unrealized appreciation/depreciation on investments and foreign currency	9,027,154	24,580,055	9,352,938	30,680,322	404,813

Net realized/unrealized gains from investments	16,470,478	31,708,370	13,639,405	33,486,993	507,236

Change in net assets resulting from operations	$16,062,649	$31,824,635	$13,626,976	$34,402,985	$525,504

See notes to the financial statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

	RBC SMID Cap Growth Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

From Investment Activities:
Operations:
Net investment loss	$(407,829)	$(428,118)
Net realized gains from investment transactions	7,443,324	5,801,079
Net change in unrealized appreciation/depreciation on investments	9,027,154	(1,409,826)

Change in net assets resulting from operations	16,062,649	3,963,135

Capital Transactions:
Proceeds from shares issued	4,716,505	7,396,063
Cost of shares redeemed	(15,009,736)	(17,614,910)

Change in net assets resulting from capital transactions	(10,293,231)	(10,218,847)

Net increase (decrease) in net assets	5,769,418	(6,255,712)

Net Assets:
Beginning of year	58,694,738	64,950,450

End of year	$64,464,156	$58,694,738

Distributions in excess of net investment income	$(314,732)	$—

Share Transactions:
Issued	345,260	601,446
Redeemed	(1,052,116)	(1,363,886)

Change in shares resulting from capital transactions	(706,856)	(762,440)

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets (cont.)

	RBC Enterprise Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

From Investment Activities:
Operations:
Net investment income (loss)	$116,265	$(324,292)
Net realized gains from investment transactions	7,128,315	17,004,371
Net change in unrealized appreciation/depreciation on investments	24,580,055	(8,347,648)

Change in net assets resulting from operations	31,824,635	8,332,431

Capital Transactions:
Proceeds from shares issued	748,576	3,414,432
Cost of shares redeemed	(15,873,250)	(57,801,141)

Change in net assets resulting from capital transactions	(15,124,674)	(54,386,709)

Net increase (decrease) in net assets	16,699,961	(46,054,278)

Net Assets:
Beginning of year	93,185,808	139,240,086

End of year	$109,885,769	$93,185,808

Distributions in excess of net investment income	$(209,710)	$—

Share Transactions:
Issued	41,447	203,048
Redeemed	(918,447)	(3,289,647)

Change in shares resulting from capital transactions	(877,000)	(3,086,599)

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets (cont.)

	RBC Small Cap Core Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

From Investment Activities:
Operations:
Net investment loss	$(12,429)	$(48,889)
Net realized gains from investment transactions	4,286,467	6,052,352
Net change in unrealized appreciation/depreciation on investments	9,352,938	(5,687,024)

Change in net assets resulting from operations	13,626,976	316,439

Distributions to Class A Shareholders:
From net realized gains	(114,102)	—

Distributions to Class C Shareholders:
From net realized gains	(2,165)	—

Distributions to Class S Shareholders:
From net realized gains	(3,133,890)	—

Change in net assets resulting from shareholder distributions	(3,250,157)	—

Capital Transactions:
Proceeds from shares issued	11,022,145	9,631,033
Distributions reinvested	3,156,261	—
Cost of shares redeemed	(11,259,350)	(9,893,792)

Change in net assets resulting from capital transactions	2,919,056	(262,759)

Net increase in net assets	13,295,875	53,680

Net Assets:
Beginning of year	44,099,080	44,045,400

End of year	$57,394,955	$44,099,080

Distributions in excess of net investment income/ Undistributed net investment income	$(155,231)	$1,127

Share Transactions:
Issued	463,429	416,277
Reinvested	138,809	—
Redeemed	(465,461)	(421,570)

Change in shares resulting from capital transactions	136,777	(5,293)

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets (cont.)

	RBC Microcap Value Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

From Investment Activities:
Operations:
Net investment income	$915,992	$717,120
Net realized gains from investment transactions and foreign currency	2,806,671	6,596,169
Net change in unrealized appreciation/depreciation on investments	30,680,322	(4,828,920)

Change in net assets resulting from operations	34,402,985	2,484,369

Distributions to Class A Shareholders:
From net investment income	(11,983)	(10,208)

Distributions to Class S Shareholders:
From net investment income	(747,686)	(587,562)

Change in net assets resulting from shareholder distributions	(759,669)	(597,770)

Capital Transactions:
Proceeds from shares issued	11,171,807	19,768,305
Distributions reinvested	730,943	578,852
Cost of shares redeemed	(24,642,615)	(65,574,944)

Change in net assets resulting from capital transactions	(12,739,865)	(45,227,787)

Net increase (decrease) in net assets	20,903,451	(43,341,188)

Net Assets:
Beginning of year	110,455,949	153,797,137

End of year	$131,359,400	$110,455,949

Undistributed net investment income	$683,001	$679,432

Share Transactions:
Issued	630,909	1,190,604
Reinvested	44,897	34,292
Redeemed	(1,445,726)	(4,038,145)

Change in shares resulting from capital transactions	(769,920)	(2,813,249)

See notes to financial statements.

FINANCIAL STATEMENTS
Statements of Changes in Net Assets (cont.)

	RBC Mid Cap Value Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

From Investment Activities:
Operations:
Net investment income	$18,268	$22,780
Net realized gains from investment transactions	102,423	307,140
Net change in unrealized appreciation/depreciation on investments	404,813	(423,886)

Change in net assets resulting from operations	525,504	(93,966)

Distributions to Class I Shareholders:
From net investment income	(16,837)	(76,421)
From net realized gains	(310,191)	(83,847)

Change in net assets resulting from shareholder distributions	(327,028)	(160,268)

Capital Transactions:
Proceeds from shares issued	75	—
Distributions reinvested	327,014	160,268
Cost of shares redeemed	(66)	—

Change in net assets resulting from capital transactions	327,023	160,268

Net increase (decrease) in net assets	525,499	(93,966)

Net Assets
Beginning of year	1,659,100	1,753,066

End of year	$2,184,599	$1,659,100

Undistributed net investment income	$21,577	$16,834

Share Transactions:
Issued	7	—
Reinvested	35,238	13,816
Redeemed	(7)	—

Change in shares resulting from capital transactions	35,238	13,816

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund		(Selected data for a share outstanding throughout the years indicated)
		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Loss	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2012	$11.41	(0.10)(a)	3.30	(b)	3.20	—	—	$14.61
Year Ended September 30, 2011	10.94	(0.10)(a)	0.57	(b)	0.47	—	—	11.41
Year Ended September 30, 2010	8.89	(0.08)(a)	2.13	(b)	2.05	—	—	10.94
Year Ended September 30, 2009	10.18	(0.04)(a)	(1.17)	(b)	(1.21)	(0.08)	(0.08)	8.89
Year Ended September 30, 2008	13.90	(0.09)(a)	(2.52)	(b)	(2.61)	(1.11)	(1.11)	10.18
Class I
Year Ended September 30, 2012	$11.95	(0.07)(a)	3.46	(b)	3.39	—	—	$15.34
Year Ended September 30, 2011	11.43	(0.07)(a)	0.59	(b)	0.52	—	—	11.95
Year Ended September 30, 2010	9.27	(0.06)(a)	2.22	(b)	2.16	—	—	11.43
Year Ended September 30, 2009	10.58	(0.02)(a)	(1.21)	(b)	(1.23)	(0.08)	(0.08)	9.27
Year Ended September 30, 2008	14.36	(0.06)(a)	(2.61)	(b)	(2.67)	(1.11)	(1.11)	10.58
Class C
Year Ended September 30, 2012	$10.73	(0.19)(a)	3.11	(b)	2.92	—	—	$13.65
Year Ended September 30, 2011	10.38	(0.18)(a)	0.53	(b)	0.35	—	—	10.73
Year Ended September 30, 2010	8.50	(0.14)(a)	2.02	(b)	1.88	—	—	10.38
Year Ended September 30, 2009	9.81	(0.09)(a)	(1.14)	(b)	(1.23)	(0.08)	(0.08)	8.50
Year Ended September 30, 2008	13.53	(0.18)(a)	(2.43)	(b)	(2.61)	(1.11)	(1.11)	9.81
Class S
Year Ended September 30, 2012	$11.95	(0.07)(a)	3.47	(b)	3.40	—	—	$15.35
Year Ended September 30, 2011	11.43	(0.07)(a)	0.59	(b)	0.52	—	—	11.95
Year Ended September 30, 2010	9.28	(0.06)(a)	2.21	(b)	2.15	—	—	11.43
Year Ended September 30, 2009	10.59	(0.02)(a)	(1.21)	(b)	(1.23)	(0.08)	(0.08)	9.28
Year Ended September 30, 2008	14.38	(0.06)(a)	(2.62)	(b)	(2.68)	(1.11)	(1.11)	10.59

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC SMID Cap Growth Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Loss to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2012	28.16%	$29,755	1.35%	(0.77%)	1.60%	10%
Year Ended September 30, 2011	4.21%	23,593	1.35%	(0.75%)	1.61%	13%
Year Ended September 30, 2010	23.06%	21,940	1.35%	(0.81%)	1.79%	89%
Year Ended September 30, 2009	(11.61%)	19,421	1.35%	(0.47%)	1.88%	62%
Year Ended September 30, 2008	(20.14%)	25,483	1.32%	(0.74%)	1.68%	46%
Class I
Year Ended September 30, 2012	28.37%	$32,825	1.10%	(0.52%)	1.35%	10%
Year Ended September 30, 2011	4.55%	33,835	1.10%	(0.49%)	1.35%	13%
Year Ended September 30, 2010	23.30%	41,121	1.10%	(0.57%)	1.54%	89%
Year Ended September 30, 2009	(11.36%)	40,098	1.10%	(0.21%)	1.38%	62%
Year Ended September 30, 2008	(19.95%)	60,998	1.07%	(0.48%)	1.19%	46%
Class C
Year Ended September 30, 2012	27.21%	$44	2.10%	(1.52%)	2.35%	10%
Year Ended September 30, 2011	3.37%	40	2.09%	(1.49%)	2.36%	13%
Year Ended September 30, 2010	22.12%	67	2.09%	(1.57%)	2.53%	89%
Year Ended September 30, 2009	(12.26%)	98	2.10%	(1.21%)	2.38%	62%
Year Ended September 30, 2008	(20.72%)	129	2.07%	(1.52%)	2.16%	46%
Class S
Year Ended September 30, 2012	28.45%	$1,840	1.10%	(0.52%)	1.35%	10%
Year Ended September 30, 2011	4.55%	1,227	1.10%	(0.52%)	1.35%	13%
Year Ended September 30, 2010	23.17%	1,822	1.10%	(0.56%)	1.54%	89%
Year Ended September 30, 2009	(11.35%)	1,501	1.10%	(0.22%)	1.38%	62%
Year Ended September 30, 2008	(19.94%)	1,495	1.06%	(0.49%)	1.18%	46%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains(Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2012	$14.27	(0.02)(a)	5.20	(b)	5.18	—	—	—	$ 19.45
Year Ended September 30, 2011	14.43	(0.07)(a)	(0.09)	(b)	(0.16)	—	—	—	14.27
Year Ended September 30, 2010	13.37	(0.05)(a)	1.11	(b)	1.06	—	—	—	14.43
Year Ended September 30, 2009	16.95	(0.02)(a)	(1.98)	(b)	(2.00)	—	(1.58)	(1.58)	13.37
Year Ended September 30, 2008	25.86	(0.08)(a)	(5.31)	(b)	(5.39)	(0.02)	(3.50)	(3.52)	16.95
Class I
Year Ended September 30, 2012	$14.53	0.12(a)	5.20	(b)	5.32	—	—	—	$ 19.85
Year Ended September 30, 2011	14.67	(0.04)(a)	(0.10)	(b)	(0.14)	—	—	—	14.53
Year Ended September 30, 2010	13.57	(0.01)(a)	1.11	(b)	1.10	—	—	—	14.67
Year Ended September 30, 2009	17.13	0.01(a)	(1.99)	(b)	(1.98)	—	(1.58)	(1.58)	13.57
Year Ended September 30, 2008	26.10	(0.04)(a)	(5.34)	(b)	(5.38)	(0.09)	(3.50)	(3.59)	17.13
Class C
Year Ended September 30, 2012	$13.28	(0.14)(a)	4.81	(b)	4.67	—	—	—	$ 17.95
Year Ended September 30, 2011	13.53	(0.19)(a)	(0.06)	(b)	(0.25)	—	—	—	13.28
Year Ended September 30, 2010	12.64	(0.14)(a)	1.03	(b)	0.89	—	—	—	13.53
Year Ended September 30, 2009	16.25	(0.10)(a)	(1.93)	(b)	(2.03)	—	(1.58)	(1.58)	12.64
Year Ended September 30, 2008	25.09	(0.22)(a)	(5.12)	(b)	(5.34)	—	(3.50)	(3.50)	16.25
Class S
Year Ended September 30, 2012	$14.53	0.02(a)	5.30	(b)	5.32	—	—	—	$ 19.85
Year Ended September 30, 2011	14.66	(0.04)(a)	(0.09)	(b)	(0.13)	—	—	—	14.53
Year Ended September 30, 2010	13.56	(0.01)(a)	1.11	(b)	1.10	—	—	—	14.66
Year Ended September 30, 2009	17.12	0.01(a)	(1.99)	(b)	(1.98)	—	(1.58)	(1.58)	13.56
Year Ended September 30, 2008	26.09	(0.04)(a)	(5.34)	(b)	(5.38)	(0.09)	(3.50)	(3.59)	17.12

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Enterprise Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2012	36.30%	$ 1,387	1.33%	(0.12%)	1.58%	13%
Year Ended September 30, 2011	(1.11%)	1,320	1.33%	(0.44%)	1.57%	27%
Year Ended September 30, 2010	7.93%	2,426	1.33%	(0.35%)	1.76%	22%
Year Ended September 30, 2009	(8.83%)	3,320	1.33%	(0.15%)	2.01%	20%
Year Ended September 30, 2008	(23.07%)	6,398	1.33%	(0.43%)	1.80%	23%
Class I
Year Ended September 30, 2012	36.61%	$ 27	0.99%	0.67%	1.26%	13%
Year Ended September 30, 2011	(0.96%)	3,378	1.08%	(0.25%)	1.29%	27%
Year Ended September 30, 2010	8.11%	25,999	1.08%	(0.10%)	1.51%	22%
Year Ended September 30, 2009	(8.60%)	25,543	1.08%	0.06%	1.50%	20%
Year Ended September 30, 2008	(22.82%)	29,388	1.08%	(0.19%)	1.31%	23%
Class C
Year Ended September 30, 2012	35.17%	$ 473	2.08%	(0.88%)	2.33%	13%
Year Ended September 30, 2011	(1.85%)	424	2.08%	(1.21%)	2.32%	27%
Year Ended September 30, 2010	7.04%	568	2.08%	(1.10%)	2.51%	22%
Year Ended September 30, 2009	(9.47%)	778	2.08%	(0.92%)	2.50%	20%
Year Ended September 30, 2008	(23.61%)	1,269	2.08%	(1.19%)	2.30%	23%
Class S
Year Ended September 30, 2012	36.61%	$ 107,998	1.08%	0.12%	1.33%	13%
Year Ended September 30, 2011	(0.89%)	88,064	1.08%	(0.21%)	1.32%	27%
Year Ended September 30, 2010	8.11%	110,248	1.08%	(0.10%)	1.51%	22%
Year Ended September 30, 2009	(8.60%)	117,009	1.08%	0.08%	1.51%	20%
Year Ended September 30, 2008	(22.83%)	160,478	1.08%	(0.19%)	1.31%	23%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2012	$20.02	(0.06)(a)	5.89	(b)	5.83	—	(1.40)	(1.40)	$24.45
Year Ended September 30, 2011	19.99	(0.09)(a)	0.12	(b)	0.03	—	—	—	20.02
Year Ended September 30, 2010	17.04	(0.09)(a)	3.04	(b)	2.95	—	—	—	19.99
Year Ended September 30, 2009	21.27	(0.03)(a)	(2.17)	(b)	(2.20)	—	(2.03)	(2.03)	17.04
Year Ended September 30, 2008	31.72	(0.17)(a)	(4.79)	(b)	(4.96)	—	(5.49)	(5.49)	21.27
Class C
Year Ended September 30, 2012	$18.72	(0.22)(a)	5.49	(b)	5.27	—	(1.40)	(1.40)	$22.59
Year Ended September 30, 2011	18.83	(0.22)(a)	0.11	(b)	(0.11)	—	—	—	18.72
Year Ended September 30, 2010	16.18	(0.22)(a)	2.87	(b)	2.65	—	—	—	18.83
Year Ended September 30, 2009	20.47	(0.13)(a)	(2.13)	(b)	(2.26)	—	(2.03)	(2.03)	16.18
Year Ended September 30, 2008	30.86	(0.34)(a)	(4.56)	(b)	(4.90)	—	(5.49)	(5.49)	20.47
Class S
Year Ended September 30, 2012	$20.49	—(a)(b)	6.02	(b)	6.02	—	(1.40)	(1.40)	$25.11
Year Ended September 30, 2011	20.41	(0.02)(a)	0.10	(b)	0.08	—	—	—	20.49
Year Ended September 30, 2010	17.35	(0.04)(a)	3.10	(b)	3.06	—	—	—	20.41
Year Ended September 30, 2009	21.55	0.01(a)	(2.18)	(b)	(2.17)	—	(2.03)	(2.03)	17.35
Year Ended September 30, 2008	31.94	(0.11)(a)	(4.75)	(b)	(4.86)	(0.04)	(5.49)	(5.53)	21.55

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Small Cap Core Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2012	29.76%	$ 4,117	1.30%		(0.27%)	1.77%	35%
Year Ended September 30, 2011	0.20%	1,420	1.30%		(0.37%)	1.80%	40%
Year Ended September 30, 2010	17.31%	519	1.47%†		(0.48%)	2.28%	31%
Year Ended September 30, 2009	(7.07%)	656	1.55%		(0.20%)	2.65%	47%
Year Ended September 30, 2008	(17.15%)	1,046	1.54%		(0.71%)	2.27%	47%
Class C
Year Ended September 30, 2012	28.86%	$ 131	2.05%		(1.01%)	2.52%	35%
Year Ended September 30, 2011	(0.58%)	32	2.05%		(1.02%)	2.56%	40%
Year Ended September 30, 2010	16.38%	86	2.23%†		(1.26%)	2.99%	31%
Year Ended September 30, 2009	(7.70%)	297	2.30%		(0.96%)	3.16%	47%
Year Ended September 30, 2008	(17.52%)	384	2.29%		(1.47%)	2.76%	47%
Class S
Year Ended September 30, 2012	30.08%	$ 53,147	1.05%		(0.01%)	1.52%	35%
Year Ended September 30, 2011	0.39%	42,647	1.05%		(0.09%)	1.54%	40%
Year Ended September 30, 2010	17.64%	43,441	1.22%	†	(0.21%)	2.04%	31%
Year Ended September 30, 2009	(6.81%)	40,205	1.30%		0.04%	2.16%	47%
Year Ended September 30, 2008	(16.68%)	45,905	1.29%		(0.46%)	1.76%	47%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.
†	Beginning May 26, 2010, the net operating expenses were contractually limited to 1.30%, 2.05% and 1.05% of average daily net assets for Class A, Class C, and Class S respectively. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A
Year Ended September 30, 2012	$14.30	0.09(a)	4.57	(b)	4.66	(0.05)	—	(0.05)	$18.91
Year Ended September 30, 2011	14.59	0.05(a)	(0.32)	(b)	(0.27)	(0.02)	—	(0.02)	14.30
Year Ended September 30, 2010	13.15	0.02(a)	1.44	(b)	1.46	(0.02)	—	(0.02)	14.59
Year Ended September 30, 2009	16.38	0.05(a)	(2.30)	(b)	(2.25)	(0.03)	(0.95)	(0.98)	13.15
Year Ended September 30, 2008	22.34	0.05(a)	(4.49)	(b)	(4.44)	(0.02)	(1.50)	(1.52)	16.38
Class C
Year Ended September 30, 2012	$13.57	(0.04)(a)	4.33	(b)	4.29	—	—	—	$17.86
Year Ended September 30, 2011	13.93	(0.08)(a)	(0.28)	(b)	(0.36)	—	—	—	13.57
Year Ended September 30, 2010	12.64	(0.08)(a)	1.37	(b)	1.29	—	—	—	13.93
Year Ended September 30, 2009	15.86	(0.03)(a)	(2.24)	(b)	(2.27)	—	(0.95)	(0.95)	12.64
Year Ended September 30, 2008	21.82	(0.08)(a)	(4.38)	(b)	(4.46)	—	(1.50)	(1.50)	15.86
Class S
Year Ended September 30, 2012	$14.33	0.13(a)	4.58	(b)	4.71	(0.11)	—	(0.11)	$18.93
Year Ended September 30, 2011	14.62	0.08(a)	(0.30)	(b)	(0.22)	(0.07)	—	(0.07)	14.33
Year Ended September 30, 2010	13.19	0.05(a)	1.44	(b)	1.49	(0.06)	—	(0.06)	14.62
Year Ended September 30, 2009	16.47	0.08(a)	(2.32)	(b)	(2.24)	(0.09)	(0.95)	(1.04)	13.19
Year Ended September 30, 2008	22.47	0.10(a)	(4.52)	(b)	(4.42)	(0.08)	(1.50)	(1.58)	16.47

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Microcap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate***
Class A
Year Ended September 30, 2012	32.62%	$ 4,289	1.32%	0.51%	1.60%	5%
Year Ended September 30, 2011	(1.85%)	3,852	1.32%	0.28%	1.60%	2%
Year Ended September 30, 2010	11.12%	6,968	1.32%	0.12%	1.64%	9%
Year Ended September 30, 2009	(11.74%)	8,358	1.32%	0.50%	1.87%	17%
Year Ended September 30, 2008	(20.74%)	19,641	1.31%	0.29%	1.74%	18%
Class C
Year Ended September 30, 2012	31.61%	$ 639	2.07%	(0.24%)	2.35%	5%
Year Ended September 30, 2011	(2.58%)	613	2.07%	(0.51%)	2.35%	2%
Year Ended September 30, 2010	10.21%	850	2.07%	(0.63%)	2.39%	9%
Year Ended September 30, 2009	(12.36%)	1,124	2.07%	(0.25%)	2.37%	17%
Year Ended September 30, 2008	(21.34%)	1,723	2.06%	(0.45%)	2.23%	18%
Class S
Year Ended September 30, 2012	32.97%	$ 126,432	1.07%	0.76%	1.35%	5%
Year Ended September 30, 2011	(1.59%)	105,991	1.07%	0.51%	1.35%	2%
Year Ended September 30, 2010	11.33%	145,979	1.07%	0.37%	1.39%	9%
Year Ended September 30, 2009	(11.47%)	162,465	1.07%	0.76%	1.37%	17%
Year Ended September 30, 2008	(20.53%)	261,041	1.07%	0.56%	1.26%	18%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
***	Portfolio turnover rate is calculated on the basis of the fund as a whole without distinguishing between the classes of shares issued.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gains (Losses) on Investments	Redemption Fees	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class I
Year Ended September 30, 2012	$9.42	0.09(a)	2.69	—	2.78	(0.10)	(1.76)	(1.86)	$ 10.34
Year Ended September 30, 2011	10.80	0.13(a)	(0.52)	—	(0.39)	(0.47)	(0.52)	(0.99)	9.42
Period Ended September 30, 2010(b)	10.00	0.02(a)	0.78	—	0.80	—	—	—	10.80

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.

See notes to financial statements.

FINANCIAL HIGHLIGHTS

RBC Mid Cap Value Fund (cont.)	(Selected data for a share outstanding throughout the years indicated)

		Ratios/Supplemental Data
	Total Return*	Net Assets, End of Period (000’s)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses to Average Net Assets**	Portfolio Turnover Rate
Class I
Year Ended September 30, 2012	31.73%	$2,185	0.90%	0.89%	5.31%	160%
Year Ended September 30, 2011	(5.35%)	1,659	0.90%	1.12%	5.59%	174%
Period Ended September 30, 2010(a)	8.00%(b)	1,753	0.90%(c)	0.26%(c)	12.64%(c)	161%

*	Excludes sales charge.
**	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	For the period from December 31, 2009 (commencement of operations) to September 30, 2010.
(b)	Not Annualized.
(c)	Annualized.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
September 30, 2012

1.Organization

RBC Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 13 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following five investment portfolios (“Funds”):

- RBC SMID Cap Growth Fund (“SMID Cap Growth Fund”)

- RBC Enterprise Fund (“Enterprise Fund”)

- RBC Small Cap Core Fund (“Small Cap Core Fund”)

- RBC Microcap Value Fund (“Microcap Value Fund”)

- RBC Mid Cap Value Fund (“Mid Cap Value Fund”)

The SMID Cap Growth and Enterprise Funds offer four share classes: Class A, Class C, Class I and Class S shares. The Small Cap Core and Microcap Value Funds offer three share classes: Class A, Class C, and Class S shares. The Mid Cap Value Fund offers Class I shares. Class A shares are offered with a 5.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class C shares are offered at net asset value (i.e. no front-end sales charge), but are subject to a CDSC of 1.00% for redemptions within 12 months of purchase. Class I shares (intended for investors meeting certain investment minimum thresholds) and Class S shares (available to investors purchasing shares directly from the Funds’ transfer agent) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (“Co-Administrator”).

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The financial statements are as of the close of regular trading on the New York Stock Exchange.

Security Valuation:

Equity securities are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board of Trustees (the “Board”). Equity securities traded on one or more U.S. exchanges shall be valued at the last available quoted sale price on the primary trading exchange as of the close of regular trading on the New York Stock Exchange (“NYSE”) (usually 4:00 p.m. Eastern Standard Time). If there was no sale on the primary exchange on the day the net asset value is calculated, the most recent bid quotation generally will be used. In cases where neither closing prices nor bid prices are available, or where those prices do not accurately reflect the value of the security, a security will be valued in accordance with the Funds’ approved pricing and valuation procedures to determine a security’s fair value. These procedures are also used to determine the fair value of a security if a significant event occurs that materially affects the value of the security. Bonds and other fixed income securities, including TBA commitments, are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board. The pricing services utilize both dealer-supplied valuations and

NOTES TO FINANCIAL STATEMENTS

electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities yield, quality, coupon rate, maturity and type of issue. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value.

The Board has policies and procedures for the valuation of each Fund’s assets and has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the procedures, including the responsibility for determining the fair value of the Funds’ securities or other assets. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and sub-advisor, including personnel from accounting and operations, investment management, trading, risk analytics, compliance and legal.

The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, and includes a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures and related controls. At least a quorum of the Pricing Committee meets more frequently, as needed, to consider and approve time-sensitive fair valuation actions. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

Fair value methods used include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors used in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

In such cases where a security price is unavailable, the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, or where Fund Management determines that the value provided by the pricing services does not approximate fair value, the value of the security or asset will be determined in good faith by the Pricing Committee as authorized by the Board, generally based upon recommendation provided by the Advisor. Fair valuation may also be used when a significant valuation event is determined to have occurred. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the New York Stock Exchange; an extraordinary event like a natural disaster or terrorist act occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities.

When the Funds use fair valuation methods that use significant unobservable inputs to determine their NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if they were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 3 of fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction

NOTES TO FINANCIAL STATEMENTS

back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing and stale prices and large movements in market value and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Board.

Fair Value Measurements:

Various input Levels are used in determining the fair value of investments which are as follows:

— Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

— Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

— Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of each Fund’s investments as of September 30, 2012 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Investments in Securities
SMID Cap Growth Fund	$ 64,946,022(a)	$ —	$ —	$ 64,946,022
Enterprise Fund	109,034,667(a)	—	592,946	109,627,613
Small Cap Core Fund	57,373,285(a)	—	—	57,373,285
Microcap Value Fund	129,699,697(a)	1,654,294(b)	20,550	131,374,541
Mid Cap Value Fund	2,283,082(a)	—	—	2,283,082

(a) The breakdown of the Funds’ investments into major categories is disclosed in the Schedules of Portfolio Investments.

(b) Represents securities as disclosed in the Consumer Discretionary ($594,887), Consumer Staples ($292,000), Energy ($478,004), Financials ($106,513), Industrials ($58,240), Information Technology ($11,050) and Materials ($113,600) sections of the Schedule of Portfolio Investments.

The Funds did not have any liabilities that were measured at fair value on a recurring basis at September 30, 2012.

During the year ended September 30, 2012, the Funds except Microcap Value Fund recognized no transfers to/from Level 1 or 2. For the Microcap Value Fund, transfers to Level 2 from Level 1 in the

NOTES TO FINANCIAL STATEMENTS

amount of $1,357,170 were due to the absence of an active trading market for the securities on September 28, 2012. The Funds’ policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

Following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value:

Enterprise Fund	Microcap Value Fund
(Common Stocks-Industrials)	(Common Stocks-Energy Financials, Health Care, Materials)

Balance as of 09/30/11 (value)	$601,862	$—
Transfers in	—	227,915(a)
Change in unrealized appreciation (depreciation) *	(8,916)	(207,365)

Balance as of 09/30/12 (value)	$592,946	$20,550

(a)	This security was transferred to Level 3 due to lack of a market quote.

*	Net change in unrealized appreciation/(depreciation) in Level 3 securities still held at September 30, 2012.

The Funds’ assets assigned to the Level 3 category were valued using market data or trade information specific to the security or comparable issues. However, due to a lack of market activity or corroborating data to support the valuations, the investments were classified as Level 3.

The significant unobservable inputs used in fair value measurement of the Funds’ private investments are (i) an estimation of a normalized earnings level for the company; (ii) the discounts applied to the selection of comparable investments due to the private nature of the investment; and (iii) the likelihood of achieving normalized earnings. Significant changes in any of those inputs in isolation would result in a significantly lower or higher fair value measurement. Generally, a change in the assumptions used for the normalized earnings level will be accompanied by a directionally similar change in the discounts applied to the list of comparable investments.

In December 2011, the Financial Accounting Standards Board “FASB” issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, Fund Management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the Advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

NOTES TO FINANCIAL STATEMENTS

Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the repurchase agreement in the event of a default. There were no Repurchase Agreements held at September 30, 2012.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or advisor fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds in the Trust either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on relative net assets.

Real Estate Investment Trusts:

The Funds may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Dividends paid by a REIT, other than capital gain distributions, will be taxable as ordinary income up to the amount of the REIT’s current and accumulated earnings and profits. Capital gain dividends paid by a REIT to a fund will be treated as long term capital gains by the fund and, in turn, may be distributed by the fund to its shareholders as a capital gain distribution. Distributions received from a REIT in excess of its income are recorded as a return of capital and a reduction to the cost basis of the REIT.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends and capital gain distributions for each Fund are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., net operating loss, foreign currency transactions, distribution redesignations and prior year spillbacks ), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2012, permanent difference reclassification amounts were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Net Investment Income/(Loss)	Increase/(Decrease) Accumulated Realized Gain/(Loss)
SMID Cap Growth Fund	$ —	$ 93,097	$(93,097)
Enterprise Fund	(33,474)	(325,975)	359,449
Small Cap Core Fund	(22,200)	(143,929)	166,129
Microcap Value Fund	35,185	(152,754)	117,569
Mid Cap Value Fund	58	3,312	(3,370)

NOTES TO FINANCIAL STATEMENTS

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

	Average Daily Net Assets of Fund	Annual Rate
SMID Cap Growth Fund	All Net Assets	0.70%

Enterprise Fund	Up to $30 million	1.00%
	Over $30 million	0.90%

Small Cap Core Fund	Up to $30 million	1.00%
	Over $30 million	0.90%
Microcap Value Fund	All Net Assets	0.90%
Mid Cap Value Fund	All Net Assets	0.70%

On September 25, 2012, the Board approved a revised investment advisory agreement with respect to Small Cap Core Fund. Effective November 27, 2012, this Fund will pay RBC GAM (US) a monthly fee of 0.85% of its average daily net assets.

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Class S shares of each Fund and Class I shares of each Fund (except Small Cap Core Fund and Microcap Value Fund, which do not offer Class I shares) to the following levels. This expense limitation agreement is in place until January 31, 2014.

Annual Rate
SMID Cap Growth Fund	1.10%
Enterprise Fund	1.08%
Small Cap Core Fund	1.05%*
Microcap Value Fund	1.07%
Mid Cap Value Fund	0.90%

* Effective November 27, 2012, the annual rate for Small Cap Core Fund under the expense limitation agreement will be 0.90%.

Classes A and C vary from these limits only by the addition of class-specific 12b-1 fees. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation stated above. At September 30, 2012, the amounts subject to possible recoupment under the expense limitation agreement are $164,300, $253,414, $253,298, $348,549 and $91,030 for SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund, Microcap Value Fund and Mid Cap Value Fund, respectively. There was no recoupment of expense reimbursements/waivers during the year. Amounts from prior years are no longer subject to recoupment.

RBC GAM (US) may also voluntarily waive and/or reimburse operating expenses of any Fund from time to time. Any such voluntary program may be changed or eliminated at any time without notice, and expenses waived under such program are not subject to recoupment.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) receives from each Fund a fee, payable monthly, at the annual rate of 0.075% of each Fund’s average daily net

NOTES TO FINANCIAL STATEMENTS

assets. BNY Mellon receives a fee for its services payable by each Fund based on each Funds’ average net assets. RBC GAM (US)’s fee is listed as “Administration fees” in the Statements of Operations. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the advisor or the co-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the Advisor, administrator or Distributor) an annual retainer of $32,500. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 ($5,500 effective October 1, 2012) for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution

Each of the Funds has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan; and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class.

	Class A	Class C
12b-1 Plan Fee	0.25%*	1.00%

* Under the 12b-1 plan, the maximum fee rate for Class A shares is 0.50%. Currently the Board of Trustees has approved an annual limit of 0.25%.

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority. The Distributor, subject to applicable legal requirements, may waive a Plan fee voluntarily, in whole or in part.

For the year ended September 30, 2012, the Distributor received commissions of $1,378 from front-end sales charges of Class A and Class C shares of the Funds, of which $51 was paid to affiliated broker-dealers, and the remainder was either paid to unaffiliated broker-dealers or retained by the Distributor.

The Distributor also received $172 from CDSC fees from Class A and Class C shares of the Funds during the year ended September 30, 2012.

5. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2012 were as follows:

	Purchases	Sales
SMID Cap Growth Fund	$6,543,217	$16,684,588
Enterprise Fund	13,231,045	28,949,408
Small Cap Core Fund	18,658,496	19,873,658
Microcap Value Fund	6,558,707	14,519,280
Mid Cap Value Fund	3,269,185	3,331,114

Within the guidelines established by the Funds to always seek best execution when entering into portfolio transactions, certain of the Funds use directed brokerage transactions through LJR Recapture

NOTES TO FINANCIAL STATEMENTS

Services (“LJR”) and its correspondent brokers. A portion of the commissions paid for portfolio transactions under this program are reimbursed to the Funds and are recorded as net realized gains from investment transactions in the financial statements.

6. Capital Share Transactions

The Trust is authorized to issue an unlimited number of shares of beneficial interest (“shares outstanding”) without par value. Transactions in capital stock of the Funds are summarized on the following pages:

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$3,649,188	$4,677,538	$25,337	$18,460
Cost of shares redeemed	(4,088,727)	(3,948,963)	(390,716)	(1,258,647)

Change in Class A	$(439,539)	$728,575	$(365,379)	$(1,240,187)

Class I
Proceeds from shares issued	$736,237	$2,566,987	$15,674	$2,471,463
Cost of shares redeemed	(10,826,058)	(12,819,670)	(4,040,056)	(31,448,360)

Change in Class I	$(10,089,821)	$(10,252,683)	$(4,024,382)	$(28,976,897)

Class C
Proceeds from shares issued	$1,000	$—	$2,163	$3,534
Cost of shares redeemed	(8,164)	(30,520)	(89,032)	(163,037)

Change in Class C	$(7,164)	$(30,520)	$(86,869)	$(159,503)

Class S
Proceeds from shares issued	$330,080	$151,538	$705,402	$920,975
Cost of shares redeemed	(86,787)	(815,757)	(11,353,446)	(24,931,097)

Change in Class S	$243,293	$(664,219)	$(10,648,044)	$(24,010,122)

Change in net assets resulting from capital transactions	$(10,293,231)	$(10,218,847)	$(15,124,674)	$(54,386,709)

SHARE TRANSACTIONS:
Class A
Issued	272,105	380,703	1,378	1,143
Redeemed	(302,731)	(318,977)	(22,550)	(76,730)

Change in Class A	(30,626)	61,726	(21,172)	(75,587)

Class I
Issued	49,928	209,055	822	147,155
Redeemed	(742,826)	(973,857)	(231,882)	(1,687,334)

Change in Class I	(692,898)	(764,802)	(231,060)	(1,540,179)

Class C
Issued	73	—	133	230
Redeemed	(592)	(2,724)	(5,702)	(10,321)

Change in Class C	(519)	(2,724)	(5,569)	(10,091)

Class S
Issued	23,154	11,688	39,114	54,520
Redeemed	(5,967)	(68,328)	(658,313)	(1,515,262)

Change in Class S	17,187	(56,640)	(619,199)	(1,460,742)

NOTES TO FINANCIAL STATEMENTS

	SMID Cap Growth Fund		Enterprise Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

Change in shares resulting from capital transactions	(706,856)	(762,440)	(877,000)	(3,086,599)

	Small Cap Core Fund		Microcap Value Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$2,569,134	$1,186,176	$268,046	$407,665
Distributions reinvested	111,284	—	10,572	8,348
Cost of shares redeemed	(458,588)	(163,399)	(989,798)	(3,901,379)

Change in Class A	$2,221,830	$1,022,777	$(711,180)	$(3,485,366)

Class C
Proceeds from shares issued	$92,400	$—	$14,592	$21,358
Distributions reinvested	2,164	—	—	—
Cost of shares redeemed	(8,470)	(62,360)	(171,936)	(270,146)

Change in Class C	$86,094	$(62,360)	$(157,344)	$(248,788)

Class S
Proceeds from shares issued	$8,360,611	$8,444,857	$10,889,169	$19,339,282
Distributions reinvested	3,042,813	—	720,371	570,504
Cost of shares redeemed	(10,792,292)	(9,668,033)	(23,480,881)	(61,403,419)

Change in Class S	$611,132	$(1,223,176)	$(11,871,341)	$(41,493,633)

Change in net assets resulting from capital transactions	$2,919,056	$(262,759)	$(12,739,865)	$(45,227,787)

SHARE TRANSACTIONS:
Class A
Issued	112,203	52,269	15,196	24,731
Reinvested	5,013	—	648	494
Redeemed	(19,744)	(7,296)	(58,358)	(233,524)

Change in Class A	97,472	44,973	(42,514)	(208,299)

Class C
Issued	4,398	—	895	1,344
Reinvested	105	—	—	—
Redeemed	(405)	(2,827)	(10,311)	(17,148)

Change in Class C	4,098	(2,827)	(9,416)	(15,804)

Class S
Issued	346,828	364,008	614,818	1,164,529
Reinvested	133,691	—	44,249	33,798
Redeemed	(445,312)	(411,447)	(1,377,057)	(3,787,473)

Change in Class S	35,207	(47,439)	(717,990)	(2,589,146)

Change in shares resulting from capital transactions	136,777	(5,293)	(769,920)	(2,813,249)

NOTES TO FINANCIAL STATEMENTS

	Mid Cap Value Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
CAPITAL TRANSACTIONS:
Class I
Proceeds from shares issued	$75	$—
Distributions reinvested	327,014	160,268
Cost of shares redeemed	(66)	—

Change in net assets resulting from capital transactions	$327,023	$160,268

SHARE TRANSACTIONS:
Class I
Issued	7	—
Reinvested	35,238	13,816
Redeemed	(7)	—

Change in shares resulting from capital transactions	35,238	13,816

7. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2009, 2010, 2011 and 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalities, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the Funds did not incur any interest or penalties.

As of September 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
SMID Cap Growth Fund	$45,649,689	$22,139,888	$(2,843,555)	$19,296,333
Enterprise Fund	80,501,955	36,196,088	(7,070,430)	29,125,658
Small Cap Core Fund	42,949,162	16,947,587	(2,523,464)	14,424,123
Microcap Value Fund	135,479,252	36,226,287	(40,330,998)	(4,104,711)
Mid Cap Value Fund	2,270,638	132,070	(119,626)	12,444

The difference between book basis and tax basis unrealized appreciation/depreciation is attributable primarily to the tax deferral of losses on wash sales, Passive Foreign Investment Companies (PFICs) and the timing of income recognition in REIT’s and Partnerships.

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions during the fiscal year ended September 30, 2012 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$—	$—	$—
Enterprise Fund	—	—	—	—
Small Cap Core Fund	—	3,250,157	3,250,157	3,250,157
Microcap Value Fund	759,669	—	759,669	759,669
Mid Cap Value Fund	281,975	45,053	327,028	327,028

The tax character of distributions during the fiscal year ended September 30, 2011 was as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Total Distributions Paid
SMID Cap Growth Fund	$—	$—	$—	$—
Enterprise Fund	—	—	—	—
Small Cap Core Fund	—	—	—	—
Microcap Value Fund	597,770	—	597,770	597,770
Mid Cap Value Fund	160,268	—	160,268	160,268
As of September 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gain	Accumulated Earnings	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
SMID Cap Growth Fund	$15,398	$7,238,700	$7,254,098	$—	$(314,732)	$19,296,333	$26,235,699
Enterprise Fund	—	—	—	(4,116,532)	(230,894)	29,125,658	24,778,232
Small Cap Core Fund	744,794	3,649,119	4,393,913	—	(165,592)	14,424,123	18,652,444
Microcap Value Fund	912,857	—	912,857	(17,632,206)	—	(4,104,711)	(20,824,060)
Mid Cap Value Fund	115,385	1,070	116,455	—	(991)	12,444	127,908

As of September 30, 2012, the Funds had capital loss carryforwards for federal income tax purposes as follows:

	Capital Loss Carryforward	Expires
Enterprise Fund	$4,116,532	2018

Microcap Value Fund	17,632,206	2018

During the year ended September 30, 2012, the Funds utilized capital loss carryforwards in the amounts of $43,316; $7,289,770; $2,738,899 for the SMID Cap Growth Fund, the Enterprise Fund, and the Microcap Value Fund, respectively.

Under current tax law, capital losses realized after October 31 and ordinary losses after December 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The SMID Cap Growth Fund, Enterprise Fund and Small Cap Core Fund deferred qualified late-year ordinary losses of $314,732, $230,894, and $165,592, respectively and the Mid Cap Value Fund had deferred long-term qualified late-year capital losses of $991, which will be treated as arising on the first business day of the fiscal year ending September 30, 2013.

NOTES TO FINANCIAL STATEMENTS

8. Market Timing

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase, and may also limit the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Advisor. This redemption fee is not charged in certain situations, such as where the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statements of Changes in Net Assets.

During the year ended September 30, 2012, the redemption fees collected by the Funds which are included in the cost of shares redeemed on the Statement of Changes in Net Assets are as follows:

Redemption Fees
SMID Cap Growth Fund	$ 25
Enterprise Fund	329
Small Cap Core Fund	78
Microcap Value Fund	33,993
Mid Cap Value Fund	—

9. Soft Dollars

The term soft dollars generally refers to arrangements in which services other than trade execution are received from a broker-dealer. Federal securities laws permit a fund advisor to incur commission charges on behalf of a Fund that are higher than another broker dealer would have charged if the advisor believes the charges are reasonable in relation to the brokerage and research services received. RBC GAM (US) has a fiduciary duty to the shareholders of the Funds to seek the best execution price for all of the Funds’ securities transactions. Fund management believes that using soft dollars to purchase brokerage and research services may, in certain cases, be in a Fund’s best interest. As of September 30, 2012, certain of the Funds used soft dollar arrangements on a limited basis. Fund management continues to closely monitor its current use of soft dollars, in addition to regulatory developments in this area for any possible impact on Fund policies.

10. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except for the following.

On September 25, 2012, the Board approved the closure of Class C shares of SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund and Microcap Value Fund and the conversion of Class C shares of each Fund into Class A shares of the same Fund. Each outstanding Class C shares will be automatically exchanged for Class A shares of the same Fund with an aggregate net asset value equal to the aggregate net asset value of the Class C shares so exchanged. The conversion is expected to take place on or before November 27, 2012.

NOTES TO FINANCIAL STATEMENTS

On September 25, 2012, the Board also approved the closure of Class S shares of SMID Cap Growth Fund, Enterprise Fund, Small Cap Core Fund and Microcap Value Fund. In connection with such closure, the Board authorized the conversion of Class S shares of SMID Cap Growth Fund and Enterprise Fund into Class I shares of such funds and the redesignation of Class S shares of the Small Cap Core Fund and Microcap Value Fund (which currently do not have Class I shares) as Class I shares of such funds. As a result, holder of Class S shares will automatically become holders of Class I shares which have the same fee and expense structure with an aggregate net asset value equal to the value of the Class S shares previously held. The conversion and redesignation are expected to occur on or before November 27, 2012.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC SMID Cap Growth Fund, RBC Enterprise Fund, RBC Small Cap Core Fund, RBC Microcap Value Fund and RBC Mid Cap Value Fund (collectively the “Funds”), five of the portfolios constituting the RBC Funds Trust (the “Trust”), as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of RBC Funds Trust referred to above, as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 27, 2012

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

For the fiscal year ended September 30, 2012, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Reconciliation Act of 2003. The Funds intend to report the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2012 Form 1099-DIV.

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

For the year ended September 30, 2012, the following Funds had a qualified dividend income percentage of:

Qualified Dividend Income
Microcap Value Fund	100%
Mid Cap Value Fund	8.40%

For corporate shareholders, the following percentage of the total ordinary income distributions paid during the fiscal year ended September 30, 2012 qualify for the corporate dividends received deduction:

Dividends Received Deduction
Microcap Value Fund	100%
Mid Cap Value Fund	8.58%

The following Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2012, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Microcap Value Fund	0.07%
Mid Cap Value Fund	0.20%

The following Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2012, as qualified short term gains:

Qualified Short-term Gains
Mid Cap Value Fund	100%

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

MANAGEMENT (Unaudited)
Independent Trustees(1)(2)

James R. Seward (60)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (48)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (48)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012; Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

James A. Gallo (48)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

MANAGEMENT (Unaudited)
Executive Officers(1)(3)(4)

Kathleen A. Hegna (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Lee Thoresen (41)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

SHARE CLASS INFORMATION (UNAUDITED)

The RBC Equity Funds offer up to four share classes. These four share classes are the A, C, I, and S classes.

For an investor purchasing RBC Funds shares through a financial services intermediary, the question as to which share class, A or C, is the better choice is dependent on many factors, including the amount to be invested and the length of time an investor anticipates holding the shares. An investor should consult with his or her financial advisor about his or her personal financial situation to determine which share class is the best choice for his or her individual situation.

Class A

Class A shares of all Funds except Mid Cap Value are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Funds are currently subject to a maximum up-front sales charge of 5.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% (25 bps) annual 12b-1 service and distribution fee. Class A shares have a higher up-front sales charge (load) than Class C shares, but a lower annual expense ratio.

Class C

Class C shares of all Funds except Mid Cap Value are also available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class C shares redeemed within 12 months of purchase are subject to a CDSC of 1.00%. (No CDSC will be charged on shares acquired through reinvestment of dividends or capital gains.) C Class shares expenses include a 1.00% (100 bps) annual 12b-1 service and distribution fee. Class C shares have a lower up-front sales charge (load) than Class A shares, but due to the higher service and distribution fee, have higher annual expenses than A Class shares.

Class S

Class S shares of all Funds except Mid Cap Value are available to investors purchasing shares directly through the Fund or its agent, U.S. Bancorp Fund Services LLC, or through certain fee-based programs of broker-dealers or registered investment advisors. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

Class I

Class I shares are available in the SMID Cap Growth, Enterprise and Mid Cap Value Funds. This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
SMID Cap Growth Fund	Class A	$1,000.00	$1,009.70	$6.75	1.35%
	Class I	1,000.00	1,010.50	5.50	1.10%
	Class C	1,000.00	1,005.90	10.47	2.10%
	Class S	1,000.00	1,011.20	5.50	1.10%

Enterprise Fund	Class A	1,000.00	1,046.80	6.77	1.33%
	Class I	1,000.00	1,047.50	5.45	1.07%
	Class C	1,000.00	1,042.40	10.56	2.08%
	Class S	1,000.00	1,047.50	5.50	1.08%

Small Cap Core Fund	Class A	1,000.00	996.30	6.45	1.30%
	Class C	1,000.00	992.50	10.16	2.05%
	Class S	1,000.00	997.20	5.21	1.05%

Microcap Value Fund	Class A	1,000.00	1,030.00	6.66	1.32%
	Class C	1,000.00	1,025.80	10.43	2.07%
	Class S	1,000.00	1,031.60	5.40	1.07%

Mid Cap Value Fund	Class I	1,000.00	968.20	4.40	0.90%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/366 (to reflect one-half year period).

SUPPLEMENTAL INFORMATION (UNAUDITED)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
SMID Cap Growth Fund	Class A	$1,000.00	$1,018.15	$6.77	1.35%
	Class I	1,000.00	1,019.39	5.52	1.10%
	Class C	1,000.00	1,014.42	10.52	2.10%
	Class S	1,000.00	1,019.39	5.52	1.10%

Enterprise Fund	Class A	1,000.00	1,018.25	6.67	1.33%
	Class I	1,000.00	1,019.54	5.37	1.07%
	Class C	1,000.00	1,014.52	10.42	2.08%
	Class S	1,000.00	1,019.49	5.42	1.08%

Small Cap Core Fund	Class A	1,000.00	1,018.40	6.52	1.30%
	Class C	1,000.00	1,014.67	10.27	2.05%
	Class S	1,000.00	1,019.64	5.27	1.05%

Microcap Value Fund	Class A	1,000.00	1,018.30	6.62	1.32%
	Class C	1,000.00	1,014.57	10.37	2.07%
	Class S	1,000.00	1,019.54	5.37	1.07%

Mid Cap Value Fund	Class I	1,000.00	1,020.39	4.52	0.90%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/366 (to reflect one-half year period).

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2012, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees (the “Trustees”) determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees also reviewed supplemental information from the Advisor.

The Trustees noted that the 1 and 3 year performance of each of the Funds was favorable relative to each Fund’s Lipper peer group1 and peer universe for the fiscal year ended June 30, 2012, with the exception of the Mid Cap Value Fund, and recognized that both the SMID Cap Growth Fund and Mid Cap Value Fund had received four-star ratings from Morningstar.

The Trustees reviewed comparative fee and expense information on the services to be rendered to each Fund and the investment advisory fees payable to the Advisor. The Trustees also received reports from the Advisor regarding other investment companies it advised, including the advisory fees paid and the reasons for differences in fees. The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits and the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees also considered the Advisor’s contractual agreement to subsidize Fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the level and quality of services provided under all the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements and the expense limitation agreements for the Funds. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

1 Note that only Lipper peer universe information was available for the Microcap Value Fund.

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RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2012.

NOT FDIC INSURED ● NO BANK GUARANTEE ● MAY LOSE VALUE

RBC Global Asset Management, Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-EQ  AR  09-12

Annual Report

For the year ended September 30, 2012

Prime Money Market Fund

U.S. Government Money Market Fund

Tax-Free Money Market Fund

RBC Global

Asset Management

	RBC Funds

About Your Annual Report	This annual report includes detailed information about your Fund including financial statements, performance, and a complete list of holdings.

We hope the financial information presented will help you evaluate your investment in the RBC Funds. We also encourage you to read your Fund’s prospectus for further detail as to your Fund’s investment policies and risk profile. RBC Funds prospectuses and additional performance information are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (“Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

	A schedule of each Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of Contents
	Letter from the Chief Investment Officer	1
	Money Market Portfolio Managers	3
	Performance Summary	4
	Schedules of Portfolio Investments	8
	Financial Statements
	- Statements of Assets and Liabilities	36
	- Statements of Operations	38
	- Statements of Changes in Net Assets	39
	Financial Highlights	42
	Notes to Financial Statements	48
	Report of Independent Registered Public Accounting Firm	59
	Other Federal Income Tax Information	60
	Management	61
	Supplemental Information	64
	Approval of Investment Advisory Agreement	66

LETTER FROM THE CHIEF INVESTMENT OFFICER

At RBC, we understand the critical role our funds play in helping our shareholders manage their liquidity needs while striving to ensure their wealth is preserved. Throughout the past year, the RBC Funds continued to provide solid financial solutions for our shareholders. This was just as true four years ago when investors experienced a market crisis the likes of which we have not seen since the Great Depression. Since the most critical days of that crisis, and in the ever-changing economy since that period, we have remained committed to protecting the safety of the assets held within our money market funds.

In the context of that objective, we are pleased to report that all components of our money market funds performed as expected during the past year by consistently outperforming our benchmarks in a risk-controlled manner. In spite of this positive performance, the broader money market fund industry continues to be challenged by ultra-low market yields on eligible investments as the Federal Reserve and central banks across the globe continue to hold interest rates at exceptionally low levels. This is true at both the short end of the yield curve, where the Fed typically exerts its influence through monetary policy, and at the longer end of the curve, where the Fed has taken less conventional action in recent years. Central banks remain resolute in their support of global economic growth, and this trend is unlikely to change in the near term. We do not foresee a change to current U.S. monetary policy — nor short-term interest rates — until well into 2015.

Risk aversion is understandably elevated at present, contributing to historically low yields. Adjusting for inflation, real yields are already negative in most of the developed world. This type of environment punishes savers with low investment rates and rewards borrowers with attractive loan rates. More constructively, it also encourages risk-taking behavior, which outside of the money market arena is a necessary condition for more vibrant economic growth. This brings opportunity for those willing to take advantage of it.

From an economic perspective, there are two distinct ways of looking at recent events in the global economy — one view that is more pessimistic, and another that holds more hope for the future. On the pessimistic side, a lack of clarity in Europe and uncertainty stemming from the upcoming U.S. elections and fiscal cliff continue to hang over the global economy. Consumer activity is slowing, prompting businesses to reduce inventories, stockpile cash and, for the time being, rein in capital investment and hiring.

In our view, this bad news is primarily short term in nature and thus, we tend toward a more optimistic interpretation of recent events. Several of the chronic dysfunctions that have long held back the U.S. economy are beginning to normalize — this is true of U.S. housing, credit, and to a lesser extent, employment. Corporations continue to deliver strong earnings and their valuations have edged higher. Financial markets seem to agree with our more positive view. Throughout the next year, we expect domestic growth and inflationary pressures to remain at subdued levels, providing validation for the Federal Reserve’s emergency monetary policies.

Over the latter part of the year, the level of discourse has become even more focused on the long term fiscal health of the United States. The theatrics of the 2012 election campaigns have both helped to raise awareness of these issues while also clouding perspectives as to which path will lead us to

1

LETTER FROM THE CHIEF INVESTMENT OFFICER

appropriate and effective solutions. As we face the simultaneous expiration of a series of stimulus programs and tax cuts on December 31, we approach the arrival of another limit on the size of the federal debt. While the odds of a conciliatory resolution are low, we believe that a more likely outcome is that several maturing provisions will be delayed and that the ceiling level will be raised.

Looking forward, we continue to believe that very low yields will prevail across the front-end of the curve and in particular for money market funds. Going forward, we will seek opportunities to positively impact performance using our conservative list of approved issuers, by investing in industrials and the strongest financial institutions, while maintaining appropriate levels of liquidity. We will also remain proactive in monitoring areas of risk across all market sectors. Our approved list of issuers will continue to reflect the thorough and conservative nature of our credit review process. Depending on how the efforts unfold in forming a resolution for the critical domestic fiscal matters, there may be an intermittent impact for short-term investors related to credit spreads, market rates, and the liquidity of certain short-term instruments. Through all these ups and downs, investors who have remained focused on their financial objectives within the appropriate broad context have generally been successful. Thank you for your continued confidence and trust in the RBC Funds.

Sincerely,

Michael Lee, CFA CEO, President and Chief Investment Officer RBC Global Asset Management (U.S.) Inc.
Past performance is not a guarantee of future results.
Opinions expressed are subject to change, are not guaranteed, and should not be considered a recommendation to buy or sell any security.
An investment in a Money Market Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although Money Market Funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them. These risks are more fully described in the prospectus.

2

MONEY MARKET PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”), serves as the investment advisor to the RBC Funds. RBC GAM (US) employs a team approach to the management of each of the Money Market Funds, with no individual team member being solely responsible for the investment decisions. Each Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Raye C. Kanzenbach, CFA

Senior Managing Director, Senior Portfolio Manager

Raye Kanzenbach leads the Municipal Research Team within RBC GAM (US)’s fixed income group. Raye has extensive experience researching and investing in municipal securities. His research responsibilities include tax-exempt money market securities, general obligations, and revenue bonds. Before joining RBC GAM (US) in 1983, Raye worked at First Bank, where he managed the firm’s municipal and money market trust funds. He was also previously an investment officer at The St. Paul Companies. Raye began his career in the investment industry in 1973. He earned a BA in Economics from Lawrence University and an MBA in Finance from the University of Michigan. Raye is a CFA charterholder.

Brandon T. Swensen, CFA

Vice President, Co-Head, U.S. Fixed Income

Brandon Swensen oversees RBC GAM (US)’s fixed income research, portfolio management and trading. In addition to shaping the firm’s overall fixed income philosophy and process, he is a portfolio manager for several cash management and core solutions, including the Money Market Funds. Brandon joined RBC GAM (US) in 2000 and most recently was a portfolio manager on the rates research team before being promoted to Co-Head. He also held research analyst positions covering asset-backed securities and credit and served as a financial analyst for the firm. Brandon earned a BS in finance from St. Cloud State University and an MBA in finance from the University of St. Thomas. He is a CFA charterholder and member of the CFA Society of Minnesota.

Chad Rice, CFA

Vice President, Portfolio Manager

Chad Rice is a member of the Municipal Research Team and is a portfolio manager for the Tax-Free Money Market Fund. His research responsibilities include tax-exempt money market securities and taxable and tax-exempt general obligations and revenue bonds. Chad joined RBC GAM (US) in 2011 from Sentry Insurance, where he was a senior portfolio manager responsible for municipal portfolio management for the firm’s property and casualty and life insurance businesses. He joined Sentry in 2003 after completing his MS in Finance, Investments, and Banking at the University of Wisconsin- Madison School of Business. While attending the Applied Security Analysis Program at Wisconsin, Chad was selected to co-manage a fixed-income portfolio, which spurred his interest in investment research. He earned a BS from the University of Wisconsin-Stevens Point and began his professional career as a medical technologist doing immunohematological testing for Marshfield Clinic Laboratory. Chad is a CFA charterholder and member of the National Federation of Municipal Analysts.

3

PERFORMANCE SUMMARY

RBC Money Market Funds

RBC Money Market Funds	The RBC Money Market Funds seek to achieve the highest level of current income as is consistent with prudent investment management emphasizing the safety of principal and the maintenance of suitable liquidity. The Funds invest in a variety of highly rated money market instruments. In the Tax-Free Money Market Fund, investments are made in highly rated debt obligations that pay interest exempt from federal income taxes and the alternative minimum tax.

The RBC Money Market Funds are not benchmarked to industry indices, although their performance is evaluated against each Fund’s respective peer group as reported by several service providers.

Taxable Money Market Funds	The Federal Reserve continues to hold market yields at exceptionally low levels. Similar actions have been taken by central banks across the other developed economies in an effort to promote a sustainable economic recovery. Here in the U.S., this has been true both at the short end of the yield curve, where they typically exert their influence through monetary policy, and at the longer end of the curve through unconventional actions in recent years. Central banks remain resolute in their support of global economic growth, and this trend is unlikely to change in the near term. We do not foresee a change to current U.S. monetary policy until the year 2015.

The impact of central bank policies on the money market fund industry continues to be dramatic. Investment yields on short term securities remain at ultra low levels. Throughout the past year, overnight repo rates ranged from near-zero through the early months to became somewhat elevated in relative terms during the summer and fall months. Higher repo rates were in part the result of the Federal Reserve activities of selling very short Treasury securities as a means to fund their purchases of longer term Treasury notes, bonds, and agency mortgage backed securities. In addition, we are in a relative calm period of European-induced flight to quality that would otherwise have placed downward pressure on Treasury yields. Credit spreads have generally declined across the various sectors used in short-term portfolios. There continues to be exceptionally high demand for high quality, short-term corporate, municipal, and agency instruments.

We observed that a number of money market fund managers increased their allocations in European and Japanese bank holdings as the year progressed, perhaps in response to further measures implemented by European Central Bank (ECB) to stabilize the Eurozone financial sector. Comparisons of portfolio composition across funds in the peer group reflect the differences in managers’ views of risk for the more volatile market segments. We have remained cautious in moving back into these sectors. Our exposures to European banks remained modest in concentration and limited to a select group of non-European Union banks. The market generally seems to be temporarily comforted by the cumulative measures although a lasting solution is still a work in progress. Our portfolios are managed with a high degree of liquidity in less than 30 days, while we extend our longer term investment activity using the highest quality issuers in a well diversified manner. Our more conservative view of risk, as reflected in mid-level performance figures, has contributed to keeping our institutional share classes to a relatively modest portion of overall fund balances.

4

PERFORMANCE SUMMARY

RBC Money Market Funds

As of this writing, there are ongoing concerns related to the degree to which the U.S. Congress can reach a meaningful resolution to a year-end ‘fiscal cliff’ when a menu of stimulus measures are due to expire. This has led to an elevated degree of uncertainty on the part of investors who have been cautious in extending their investment activity beyond a very short term horizon. Cash remains on the sidelines until more clarity on these matters become available.

Interest rates on securities with short maturities remained very low during the year. This was true including the short maturity tax-exempt securities held by the Fund. The great majority of the Fund’s assets have effective maturities of 7 days or less, which provides very strong liquidity. The balance of the portfolio is invested in high quality securities with maturities of 2 weeks to 13 months. The average maturity of the Fund generally ranged from 21 to 30 days during the year, which was a bit shorter than the average of other tax-exempt money market funds. We consider the portfolio to be well diversified among a large number of high quality issuers.	Tax-Free Money Market Fund

5

	PERFORMANCE SUMMARY

Investment Objective

Each of the RBC Money Market Funds was managed to preserve principal. This means that the share price of each fund held steady at $1.00. A consistent share price of $1.00 is expected for a money market mutual fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. These risks are more fully described in the prospectus.

		Total Return for the Year Ended September 30, 2012	SEC 7-Day Annualized Yield (1)
			September 30, 2012	September 30, 2011
	Prime Money Market Fund
	RBC Institutional Class 1	0.09%	0.11%	0.07%
	RBC Institutional Class 2	0.01%	0.01%	0.01%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%

	U.S. Government Money Market Fund
	RBC Institutional Class 1	0.01%	0.01%	0.01%
	RBC Institutional Class 2	0.01%	0.01%	0.01%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%

	Tax-Free Money Market Fund
	RBC Institutional Class 1	0.02%	0.01%	0.05%
	RBC Institutional Class 2	0.01%	0.01%	0.01%
	RBC Investor Class	0.01%	0.01%	0.01%
	RBC Reserve Class	0.01%	0.01%	0.01%
	RBC Select Class	0.01%	0.01%	0.01%

(1)      As money market returns respond rapidly to market changes, such as in the Fed Funds rate, the 7-Day yield is a more accurate reflection of current earnings than the total return for the year. Prior year 7-Day yield information is provided for comparative purposes.

	Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. For performance data current to most recent month-end go to www.rbcgam.us.

6

PERFORMANCE SUMMARY

				Asset Allocation

Money Market Maturity Schedules as a percentage of value of investments based on effective maturity as of September 30, 2012.

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Less than 8 days	44.1%	49.1%	81.5%
8 to 14 Days	7.0%	2.1%	0.7%
15 to 30 Days	16.8%	14.9%	3.9%
31 to 180 Days	25.5%	25.3%	10.5%
181 to 365 Days	6.6%	8.6%	3.4%

7

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund

September 30, 2012

Principal Amount		Value

Asset Backed Securities — 0.56%
Asset Backed Auto Receivables — 0.04%
$4,791,653	Honda Auto Receivables Owner Trust Series 2012-1 Class A1, 0.41%, 3/15/13	$4,791,653

Finance - Diversified Domestic — 0.52%
27,816,659	CNH Equipment Trust Series 2012-A Class A1, 0.43%, 4/12/13	27,816,659
14,824,462	Enterprise Fleet Funding LLC, 0.46%, 5/20/13(a)	14,824,462
8,403,893	Great America Leasing Receivables Series 2012-1 Class A1, 0.51%, 4/15/13(a)	8,403,893
13,068,478	Volvo Financial Equipment LLC Series 2012-1A Class A1, 0.35%, 3/15/13(a)	13,068,478

		64,113,492

Total Asset Backed Securities		68,905,145

(Cost $68,905,145)
Asset Backed Commercial Paper — 1.62%
Finance - Diversified Domestic — 1.62%
50,000,000	Collateralized Commercial Paper II Co., LLC, 0.34%, 1/4/13, (JPMorgan)(b)	49,955,139
50,000,000	Kells Funding LLC, 0.29%, 10/19/12(a)(b)	49,992,750
50,000,000	Kells Funding LLC, 0.30%, 11/28/12(a)(b)	49,975,833
50,000,000	Kells Funding LLC, 0.34%, 11/29/12(a)(b)	49,972,139

Total Asset Backed Commercial Paper		199,895,861

(Cost $199,895,861)
Commercial Paper — 29.14%
Agriculture — 0.95%
85,000,000	Archer-Daniels-Midland Co., 0.16%, 10/9/12(a)(b)	84,996,978
32,000,000	Archer-Daniels-Midland Co., 0.17%, 10/11/12(a)(b)	31,998,489

		116,995,467

Banks - Australia & New Zealand — 2.35%
50,000,000	Australia & New Zealand Banking Group Ltd., 0.54%, 2/25/13(a)(b)	49,889,750
40,000,000	Commonwealth Bank Australia, 0.25%, 11/8/12(a)(b)	40,001,439
50,000,000	Commonwealth Bank Australia, 0.34%, 10/15/12(a)(b)	49,993,389
50,000,000	National Australia Funding Delaware, Inc., 0.32%, 10/25/12(a)(b)	49,989,333
50,000,000	National Australia Funding Delaware, Inc., 0.35%, 11/5/12(a)(b)	49,982,986
50,000,000	Westpac Banking Corp., 0.36%, 1/7/13(a)(b)	50,000,000

		289,856,897

Banks - Domestic — 0.57%
10,950,000	John Deere Bank SA, 0.17%, 10/3/12(a)(b)	10,949,897
46,690,000	John Deere Bank SA, 0.17%, 10/15/12(a)(b)	46,686,913
13,000,000	John Deere Bank SA, 0.20%, 10/11/12(a)(b)	12,999,278

		70,636,088

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

Banks - Foreign — 10.68%
$50,000,000	Bank of Tokyo-Mitsubishi UFJ NY, 0.30%, 12/12/12(b)	$49,970,000
50,000,000	Credit Suisse New York, 0.37%, 10/4/12(b)	49,998,458
50,000,000	DnB NOR Bank ASA, 0.32%, 10/4/12(a)(b)	49,998,667
10,200,000	DnB NOR Bank ASA, 0.35%, 10/10/12(a)(b)	10,199,107
75,000,000	DnB NOR Bank ASA, 0.44%, 10/12/12(a)(b)	75,006,364
40,000,000	DnB NOR Bank ASA, 0.52%, 1/9/13(a)(b)	39,942,222
75,000,000	Mitsubishi UFJ Trust & Bank NY, 0.34%, 11/29/12(a)(b)	74,958,208
50,000,000	Mitsubishi UFJ Trust & Bank NY, 0.37%, 10/3/12(a)(b)	49,998,972
100,000,000	NRW Bank, 0.18%, 10/2/12(a)(b)	99,999,500
100,000,000	NRW Bank, 0.20%, 10/4/12(a)(b)	99,998,333
100,000,000	NRW Bank, 0.20%, 10/9/12(a)(b)	99,995,556
50,000,000	Rabobank Nederland NY, 0.42%, 2/1/13(b)	49,928,250
35,000,000	Rabobank USA Finance Corp., 0.22%, 10/31/12(b)	34,993,583
50,000,000	Rabobank USA Finance Corp., 0.30%, 10/16/12(b)	49,993,750
65,000,000	Rabobank USA Finance Corp., 0.49%, 3/1/13(b)	64,866,407
125,000,000	Skandinaviska Enskilda Banken AB, 0.16%, 10/2/12(a)(b)	124,999,444
50,000,000	Skandinaviska Enskilda Banken AB, 0.30%, 11/27/12(a)(b)	49,976,250
50,000,000	Skandinaviska Enskilda Banken AB, 0.30%, 12/12/12(a)(b)	49,970,000
40,000,000	Sumitomo Mitsui Banking Corp., 0.18%, 10/10/12(a)(b)	39,998,200
50,000,000	Sumitomo Mitsui Banking Corp., 0.29%, 12/20/12(a)(b)	49,968,333
50,000,000	Sumitomo Mitsui Banking Corp., 0.32%, 11/1/12(a)(b)	49,986,222
50,000,000	Svenska Handelsbanken, Inc., 0.30%, 10/19/12(a)(b)	49,992,500

		1,314,738,326

Banks - United Kingdom — 1.22%
50,000,000	Barclays US Funding LLC, 0.35%, 11/14/12(b)	49,978,611
50,000,000	Barclays US Funding LLC, 0.50%, 12/21/12(b)	49,943,750
50,000,000	HSBC USA, Inc., 0.30%, 10/9/12(b)	49,996,667

		149,919,028

Consumer Discretionary — 1.98%
55,650,000	Coca-Cola Co., 0.22%, 11/13/12(a)(b)	55,635,376
25,000,000	Coca-Cola Co., 0.22%, 11/19/12(a)(b)	24,992,514
40,000,000	Coca-Cola Co., 0.23%, 10/2/12(a)(b)	39,999,744
26,700,000	Coca-Cola Co., 0.25%, 2/1/13(a)(b)	26,677,194
25,000,000	Coca-Cola Co., 0.26%, 12/3/12(a)(b)	24,988,625
50,000,000	Coca-Cola Co., 0.26%, 1/7/13(a)(b)	49,964,611
22,000,000	Coca-Cola Co., 0.32%, 2/27/13(a)(b)	21,970,862

		244,228,926

Finance - Diversified Domestic — 7.42%
50,000,000	BHP Billiton Finance USA Ltd., 0.19%, 11/19/12(a)(b)	49,987,070
50,000,000	BHP Billiton Finance USA Ltd., 0.19%, 11/20/12(a)(b)	49,986,806
50,000,000	BHP Billiton Finance USA Ltd., 0.21%, 12/3/12(a)(b)	49,981,625
25,000,000	BHP Billiton Finance USA Ltd., 0.33%, 2/5/13(a)(b)	24,970,896
50,000,000	BHP Billiton Finance USA Ltd., 0.35%, 11/13/12(a)(b)	49,979,097

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$50,000,000	Erste Abwicklungsanstalt, 0.22%, 11/29/12(a)(b)	$49,981,972
10,000,000	John Deere Financial Ltd., 0.17%, 10/5/12(a)(b)	9,999,811
50,000,000	Nestle Capital Corp., 0.27%, 10/16/12(a)(b)	49,994,375
50,000,000	Nestle Capital Corp., 0.37%, 5/28/13(a)(b)	49,877,181
50,000,000	Nestle Capital Corp., 0.37%, 8/26/13(a)(b)	49,830,931
100,000,000	Nestle Finance International Ltd., 0.27%, 4/1/13(b)	99,866,028
50,000,000	Reckitt Benckiser Treasury Services Plc, 0.33%, 10/19/12(a)(b)	49,991,750
30,000,000	Reckitt Benckiser Treasury Services Plc, 0.50%, 6/13/13(a)(b)	29,893,750
25,000,000	Toyota Motor Credit Corp., 0.26%, 1/7/13(b)	24,982,306
75,000,000	Toyota Motor Credit Corp., 0.40%, 11/6/12(b)	74,970,000
25,000,000	Toyota Motor Credit Corp., 0.45%, 4/29/13(b)	24,934,375
100,000,000	Toyota Motor Credit Corp., 0.64%, 2/11/13(b)	99,763,556
75,000,000	Unilever Capital Corp., 0.45%, 1/17/13(a)(b)	74,898,750

		913,890,279

Health Care — 0.41%
25,000,000	Dean Health Systems, Inc., 0.20%, 11/8/12(b)	24,994,722
25,000,000	Trinity Health Corp., 0.19%, 11/8/12(b)	24,994,986

		49,989,708

Insurance — 1.11%
9,600,000	AXA Financial, Inc., 0.31%, 10/1/12(b)	9,600,000
22,500,000	AXA Financial, Inc., 0.37%, 10/1/12(a)(b)	22,500,000
15,000,000	Massachusetts Mutual Life Insurance Co., 0.16%, 10/9/12(a)(b)	14,999,467
15,000,000	Massachusetts Mutual Life Insurance Co., 0.17%, 10/16/12(a)(b)	14,998,937
25,000,000	Massachusetts Mutual Life Insurance Co., 0.17%, 10/22/12(a)(b)	24,997,521
25,000,000	Massachusetts Mutual Life Insurance Co., 0.17%, 10/23/12(a)(b)	24,997,403
25,000,000	Metlife Short Term Funding LLC, 0.37%, 10/9/12(a)(b)	24,997,944

		137,091,272

Manufacturing — 1.37%
45,100,000	Danaher Corp., 0.16%, 10/2/12(a)(b)	45,099,800
44,000,000	Danaher Corp., 0.16%, 10/5/12(a)(b)	43,999,218
79,000,000	Praxair, Inc., 0.16%, 10/1/12(b)	79,000,000

		168,099,018

Utilities — 1.08%
50,000,000	Electricite de France SA, 0.31%, 10/1/12(a)(b)	50,000,000
50,000,000	Electricite de France SA, 0.40%, 10/31/12(a)(b)	49,983,333
33,479,000	Electricite de France SA, 0.43%, 10/11/12(a)(b)	33,475,001

		133,458,334

Total Commercial Paper		3,588,903,343

(Cost $3,588,903,343)

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

Certificates of Deposit, Domestic — 2.44%
Banks - Domestic — 2.44%
$300,000,000	Citibank NA 0.17%, 10/1/12	$300,000,000

Total Certificates of Deposit, Domestic		300,000,000

(Cost $300,000,000)
Certificates of Deposit, Yankee(c) — 8.57%
Banks - Canadian — 5.32%
150,000,000	Bank of Montreal Chicago, 0.13%, 10/5/12	150,000,000
150,000,000	Bank of Montreal Chicago, 0.18%, 10/9/12	150,000,000
200,000,000	Bank of Nova Scotia, 0.07%, 10/1/12	200,000,000
55,000,000	Toronto Dominion Bank NY, 0.17%, 10/9/12	55,000,000
100,000,000	Toronto Dominion Bank NY, 0.17%, 10/30/12	100,000,000

		655,000,000

Banks - Foreign — 1.62%
50,000,000	Credit Suisse New York, 0.35%, 10/1/12	50,000,000
50,000,000	DnB NOR Bank ASA, 0.31%, 10/11/12	50,000,000
50,000,000	Rabobank Nederland NY, 0.42%, 12/11/12	50,000,000
50,000,000	Skandinaviska Enskilda Banken AB, 0.27%, 1/3/13	50,000,000

		200,000,000

Banks - United Kingdom — 1.63%
200,000,000	Barclays Bank Plc, 0.05%, 10/1/12	200,000,000

Total Certificates of Deposit, Yankee		1,055,000,000

(Cost $1,055,000,000)
Corporate Bonds — 22.83%
Banks - Australia & New Zealand — 1.57%
25,000,000	Australia & New Zealand Banking Group Ltd., 0.41%, 4/4/13(a)(d)	25,001,793
50,000,000	Commonwealth Bank Australia, 2.75%, 10/15/12(a)	50,045,589
51,200,000	National Australia Bank Ltd., 5.35%, 6/12/13(a)	52,961,793
65,078,000	Westpac Banking Corp., 2.25%, 11/19/12(d)	65,237,777

		193,246,952

Banks - Canadian — 5.25%
50,000,000	Bank of Nova Scotia, 0.29%, 10/3/12(d)	50,000,000
100,000,000	Bank of Nova Scotia, 0.52%, 10/11/13(d)	100,000,000
8,000,000	Bank of Nova Scotia, 0.66%, 10/1/12(d)	8,000,000
13,350,000	Bank of Nova Scotia, 0.66%, 10/5/12(d)	13,350,727
15,500,000	Bank of Nova Scotia, 0.71%, 7/19/13(d)	15,524,944
65,000,000	Bank of Nova Scotia, 0.76%, 10/18/12(d)	65,017,964
100,000,000	Canadian Imperial Bank of Commerce NY, 0.46%, 10/5/13(d)	100,000,000
100,000,000	Canadian Imperial Bank of Commerce NY, 0.48%, 7/31/13(d)	100,000,000
50,000,000	Canadian Imperial Bank of Commerce NY, 0.72%, 6/3/13(d)	50,110,721

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$120,000,000	Toronto Dominion Bank NY, 0.45%, 7/26/13(d)	$120,000,000
25,000,000	Toronto-Dominion Bank, 0.63%, 7/26/13(d)	25,047,353

		647,051,709

Banks - Domestic — 3.90%
15,000,000	Bank of New York Mellon Corp., 4.50%, 4/1/13	15,299,925
100,000,000	JPMorgan Chase Bank NA, 0.34%, 10/21/13(d)	99,955,449
75,000,000	JPMorgan Chase Bank NA, 0.53%, 10/18/13(d)	74,990,365
81,414,000	Wells Fargo & Co., 5.25%, 10/23/12	81,644,956
41,858,000	Wells Fargo & Co., 5.50%, 5/1/13	43,007,994
165,000,000	Wells Fargo Bank NA, 0.44%, 10/22/13(d)	165,000,000

		479,898,689

Banks - Foreign — 2.52%
125,000,000	HSBC Bank Plc, 0.86%, 1/18/13(a)(d)	125,129,226
50,000,000	Rabobank Nederland, 0.59%, 1/22/13(a)	50,038,658
75,000,000	Svenska Handelsbanken AB, 0.44%, 10/29/13(d)	75,000,000
45,000,000	Svenska Handelsbanken AB, 0.53%, 10/16/12(a)(d)	45,005,331
14,750,000	Svenska Handelsbanken NY, 0.91%, 1/18/13(d)	14,775,673

		309,948,888

Consumer Discretionary — 0.20%
25,000,000	Target Corp., 0.49%, 1/11/13(d)	25,000,000

Consumer Staples — 1.44%
31,511,000	Wal-Mart Stores, Inc., 4.55%, 5/1/13	32,275,858
140,000,000	Wal-Mart Stores, Inc. STEP, 5.48%, 6/1/13(d)	144,829,908

		177,105,766

Finance - Diversified Domestic — 3.68%
10,640,000	ETC Holdings LLC, 0.26%, 4/1/28, (LOC: U.S. Bank)(d)	10,640,000
3,615,000	GBG LLC, 0.22%, 9/1/27, (LOC: Bank of New York)(a)(d)	3,615,000
50,000,000	General Electric Capital Corp., 1.88%, 9/16/13	50,676,786
45,000,000	General Electric Capital Corp., 2.80%, 1/8/13	45,252,861
26,000,000	General Electric Capital Corp., 5.25%, 10/19/12	26,060,222
42,446,000	General Electric Capital Corp., 5.40%, 9/20/13	44,458,535
9,605,000	General Electric Capital Corp., 5.45%, 1/15/13	9,736,167
12,166,000	John Deere Capital Corp., 1.88%, 6/17/13	12,301,787
50,000,000	JPMorgan Chase & Co., 5.38%, 10/1/12	50,000,000
50,000,000	NGSP, Inc., 0.19%, 6/1/46, (LOC: Wells Fargo Bank)(d)	50,000,000
75,000,000	Toyota Motor Credit Corp., 0.53%, 7/25/13(d)	75,000,000
75,000,000	Twins Ballpark LLC, 0.22%, 10/1/34, (Assured GTY, Liquidity: JPMorgan, U.S. Bank)(a)(d)	75,000,000

		452,741,358

Health Care — 0.09%
11,330,000	The Portland Clinic LLP, 0.22%, 11/20/33, (LOC: U.S. Bank)(d)	11,330,000

Industrials — 1.08%
30,250,000	3M Co., 4.65%, 12/15/12	30,520,552

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$101,711,000	General Electric Co., 5.00%, 2/1/13	$103,219,992

		133,740,544

Information Technology — 0.87%
55,625,000	IBM International Group Capital LLC, 5.05%, 10/22/12	55,773,492
37,060,000	International Business Machines Corp., 2.10%, 5/6/13	37,432,192
14,400,000	International Business Machines Corp., 4.75%, 11/29/12	14,498,487

		107,704,171

Insurance — 2.23%
31,000,000	Berkshire Hathaway Finance Corp., 2.13%, 2/11/13	31,203,139
58,000,000	Berkshire Hathaway Finance Corp., 4.50%, 1/15/13	58,684,750
28,838,000	Berkshire Hathaway Finance Corp., 4.60%, 5/15/13	29,579,069
25,000,000	MetLife Institutional Funding, Series II, 0.71%, 4/3/13(a)(d)	25,000,000
15,865,000	Metropolitan Life Global Funding, Series I, 2.50%, 1/11/13(a)	15,942,547
25,000,000	Metropolitan Life Global Funding, Series I, 5.13%, 4/10/13(a)	25,613,452
44,588,000	New York Life Global Funding, 2.25%, 12/14/12(a)	44,757,602
19,305,000	New York Life Global Funding, 4.65%, 5/9/13(a)	19,793,670
23,550,000	New York Life Global Funding, 5.25%, 10/16/12(a)	23,595,874

		274,170,103

Total Corporate Bonds		2,811,938,180

(Cost $2,811,938,180)
Municipal Bonds — 12.22%
California — 2.62%
55,450,000	Abag Finance Authority For Nonprofit Corps. Revenue, Series A,
	0.18%, 12/15/37, (Credit Support: Fannie Mae)(d)	55,450,000
71,190,000	California Housing Finance Agency Revenue, Series F, 0.18%,
	2/1/38, (LOC: Freddie Mac, Fannie Mae)(d)	71,190,000
10,000,000	University of California TECP, 0.17%, 10/10/12(b)	9,999,575
97,000,000	University of California TECP, 0.19%, 10/3/12(b)	96,998,976
89,505,000	University of California TECP, 0.19%, 10/4/12(b)	89,503,583

		323,142,134

Florida — 0.73%
90,345,000	JP Morgan Chase Putters/Drivers Trust, Palm Beach School Board COP, Series 4078, 0.20%, 1/1/13, (LOC: JPMorgan Chase Bank NA)(a)(d)	90,345,000

Georgia — 0.25%
30,820,000	Valdosta-Lowndes County Industrial Development Authority Revenue, Series B, 0.21%, 6/1/28, (LOC: Wells Fargo Bank)(d)	30,820,000

Kentucky — 0.61%
74,995,000	JPMorgan Chase Putters Drivers Trust Refunding Revenue, Series 4012, 0.20%, 12/12/12, (LOC: JPMorgan Chase Bank NA)(a)(d)	74,995,000

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

Maryland — 0.09%
$10,475,000	Montgomery County Housing Opportunities Commission Refunding Revenue, Series D, 0.18%, 7/1/39, (LOC: PNC Bank NA, Freddie Mac)(d)	$10,475,000

Michigan — 0.20%
25,000,000	Michigan Finance Authority Taxable School Loan Refunding Revenue, 0.18%, 9/1/50, (LOC: PNC Bank NA)(d)	25,000,000

New Jersey — 0.17%
21,495,000	New Jersey Health Care Facilities Financing Authority Barnabas Health Refunding Revenue, 0.24%, 7/1/38, (LOC: JPMorgan Chase Bank NA)(d)	21,495,000

New York — 1.07%
12,450,000	JPMorgan Chase Putters Drivers Trust Public Improvement Revenue, Series 4043, 0.20%, 4/1/14(a)(d)	12,450,000
63,625,000	Metropolitan Transportation Authority Refunding Revenue, Series G-1, 0.15%, 11/1/26, (LOC: Bank of Nova Scotia)(d)	63,625,000
39,735,000	New York City Housing Development Corp. Multi Family Housing Revenue, Series B, 0.18%, 4/15/36, (Credit Support: Fannie Mae)(d)	39,735,000
16,400,000	New York State Housing Finance Agency Revenue, West 37th St. Project, Series B, 0.34%, 5/1/42, (LOC: Wells Fargo Bank)(d)	16,400,000

		132,210,000

Ohio — 0.31%
9,455,000	City of Grove Multi Family Housing Regency Arms Apartment
	Revenue, 0.22%, 6/15/30, (Credit Support: Fannie Mae)(d)	9,455,000
29,000,000	Cleveland Apartment System Revenue, Series F, 0.19%, 1/1/33,
	(LOC: JPMorgan Chase Bank NA)(d)	29,000,000

		38,455,000

Pennsylvania — 0.61%
54,900,000	Blair County Industrial Development Authority Refunding
	Revenue, 0.18%, 10/1/28, (LOC: PNC Bank NA)(d)	54,900,000
19,725,000	Derry Township Industrial & Commercial Development Authority
	Revenue, 0.18%, 11/1/30, (LOC: PNC Bank NA)(d)	19,725,000

		74,625,000

South Dakota — 0.45%
22,200,000	South Dakota Housing Development Authority Home
	Ownership Mortgage Revenue, Series C, 0.19%, 5/1/37(d)	22,200,000
33,525,000	South Dakota Housing Development Authority Home
	Ownership Mortgage Revenue, Series I, 0.19%, 5/1/38(d)	33,525,000

		55,725,000

Tennessee — 0.16%
19,100,000	Johnson City Health & Educational Facilities Board Revenue,
	Series B2, 0.18%, 7/1/33, (LOC: PNC Bank NA)(d)	19,100,000

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

Texas — 3.29%
$44,010,000	City of Houston Utilities System Refunding Revenue, Series D-1, 0.19%, 5/15/34, (Credit Support: AGM), (LOC: JPMorgan Chase Bank NA)(d)	$44,010,000
300,000,000	JP Morgan Chase Putters Drivers Trust, Cash Flow Management Revenue, Series 4262, 0.20%, 8/30/13(a)(d)	300,000,000
20,000,000	Texas State Veteran’s Fund Housing GO, Series A-2, 0.18%, 12/1/29, (LOC: JP Morgan Chase & Co.)(d)	20,000,000
6,360,000	Texas State Veteran’s Fund Refunding GO, Series I-C, 0.21%, 12/1/25, (LOC: JP Morgan Chase & Co.)(d)	6,360,000
6,250,000	Texas State Veteran’s Fund Refunding GO, Series I-D, 0.21%, 6/1/20, (LOC: JP Morgan Chase & Co.)(d)	6,250,000
16,830,000	Texas State Veteran’s Fund Refunding GO, Series II-C, 0.21%, 6/1/29, (LOC: JP Morgan Chase & Co.)(d)	16,830,000
12,055,000	Texas State Veteran’s Refunding GO, 0.21%, 6/1/31, (LOC: JP Morgan Chase & Co.)(d)	12,055,000

		405,505,000

Utah — 0.07%
7,955,000	Ogden City Redevelopment Agency Refunding Revenue, Series A, 0.21%, 6/1/31, (LOC: Wells Fargo Bank)(d)	7,955,000

Virginia — 1.59%
179,800,000	Federal Home Loan Mortgage Corp., Multi Family Housing Revenue, Series M017, Class A, 0.23%, 9/15/50, (Credit Support: Freddie Mac)(d)	179,800,000
15,455,000	Newport News Industrial Development Authority Industrial Improvement Revenue, Series B, 0.21%, 7/1/31, (LOC: JPMorgan Chase Bank NA)(d)	15,455,000

		195,255,000

Total Municipal Bonds		1,505,102,134

(Cost $1,505,102,134)
U.S. Government Agency Obligations — 7.32%
Fannie Mae — 2.64%
150,000,000	0.19%, 11/14/13(d)	149,949,581
100,000,000	0.20%, 6/20/14(d)	99,965,253
50,000,000	0.34%, 12/3/12(d)	50,006,974
25,000,000	0.23%, 1/2/13(b)	24,985,307

		324,907,115

Federal Home Loan Bank — 1.34%
47,200,000	0.12%, 12/21/12(b)	47,187,256
17,750,000	0.15%, 3/18/13	17,748,272
100,000,000	0.25%, 2/3/14(d)	99,944,249

		164,879,777

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

Freddie Mac — 3.34%
$187,000,000	0.17%, 5/16/13(d)	$187,009,294
100,000,000	0.17%, 6/17/13(d)	99,986,242
125,000,000	0.18%, 3/21/13(d)	125,029,614

		412,025,150

Total U.S. Government Agency Obligations		901,812,042

(Cost $901,812,042)

U.S. Treasury Obligations — 0.61%
U.S. Treasury Notes — 0.61%
75,000,000	1.38%, 2/15/13	75,333,303

Total U.S. Treasury Obligations		75,333,303

(Cost $75,333,303)

Repurchase Agreements — 14.66%
150,000,000	BNP Paribas Securities Corp. dated 9/28/12; due 10/1/12 at 0.15% with maturity value of $150,001,875 (fully collateralized by a US Treasury Note with a maturity date of 2/15/13 at a rate of 1.375%)	150,000,000
220,000,000	BNP Paribas Securities Corp. dated 9/28/12; due 10/1/12 at 0.25% with maturity value of $220,004,583 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 9/1/40 to 7/1/42 at rates ranging from 3.50% to 5.00%)	220,000,000
100,000,000	Citibank N.A., dated 9/28/12; due 10/1/12 at 0.20% with maturity value of $100,001,667 (fully collateralized by US Treasury Notes with maturity dates ranging from 6/30/14 to 8/15/39 at rates ranging from 2.625% to 4.50%)	100,000,000
400,000,000	Citibank N.A., dated 9/28/12; due 10/1/12 at 0.25% with maturity value of $400,008,333 (fully collateralized by Freddie Mac and Fannie Mae securities with maturity dates ranging from 8/1/23 to 9/1/42 at rates ranging from 3.00% to 5.00%)	400,000,000
5,000,000	Deutsche Bank Securities, dated 9/28/12; due 10/1/12 at 0.20% with maturity value of $5,000,083 (fully collateralized by a Federal Home Loan Bank security with a maturity date of 11/27/13 at a rate of 0.375%)	5,000,000
100,000,000	Goldman Sachs & Co. dated 9/28/12; due 10/1/12 at 0.19% with maturity value of $100,001,583 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 6/1/32 to 10/1/42 at rates ranging from 3.50% to 4.50%)	100,000,000
300,000,000	Goldman Sachs & Co. dated 9/28/12; due 10/3/12 at 0.22% with maturity value of $300,009,167 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 9/1/25 to 10/1/42 at rates ranging from 3.00% to 6.00%)	300,000,000

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$175,000,000	JP Morgan Securities dated 9/28/12; due 10/2/12 at 0.24% with maturity value of $175,004,667 (fully collateralized by Fannie Mae securities with maturity dates ranging from 9/1/32 to 10/1/32 at a rate of 3.00%)	$175,000,000
10,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/28/12; due 10/1/12 at 0.13% with maturity value of $10,000,108 (fully collateralized by a US Treasury Note with a maturity date of 7/15/13 at a rate of 1.875%)	10,000,000
45,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/28/12; due 10/1/12 at 0.13% with maturity value of $45,000,487 (fully collateralized by a US Treasury Note with a maturity date of 7/15/13 at a rate of 1.875%)	45,000,000
100,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/28/12; due 10/1/12 at 0.16% with maturity value of $100,001,333 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 2/01/26 to 9/01/42 a rates ranging from 2.50% to 6.50%)	100,000,000
200,000,000	TD Securities (USA). dated 9/28/12; due 10/1/12 at 0.19% with maturity value of $200,003,167 (fully collateralized by a US Treasury Note and Fannie Mae securities with maturity dates ranging from 4/23/15 to 2/15/40 at rates ranging from 1.25% to 7.02%)	200,000,000

Total Repurchase Agreements		1,805,000,000

(Cost $1,805,000,000)

Total Investments		$12,311,890,008
(Cost $12,311,890,008)(e) — 99.97%

Other assets in excess of liabilities — 0.03%		3,819,211

NET ASSETS — 100.00%		$12,315,709,219

(a)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Issuer is a U.S. branch of a foreign domiciled bank.
(d)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2012. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(e)	Tax cost of securities is equal to book cost of securities.

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Prime Money Market Fund (cont.)

September 30, 2012

Abbreviations used are defined below:

AGM - Assured Guaranty Municipal

COP - Certificate of Participation

GO - General Obligation

GTY - Guaranty

LOC - Letter of Credit

STEP - Step Coupon Bond

TECP - Tax Exempt Commercial Paper

See notes to financial statements.

18

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund

September 30, 2012

Principal Amount		Value

FDIC-TLGP Backed Corporate Bonds — 4.36%
Banks - Domestic — 0.18%
$9,500,000	Citibank NA, 1.75%, 12/20/12	$9,534,995

Finance - Diversified Domestic — 4.18%
23,632,000	Citigroup Funding, Inc., 1.88%, 10/22/12	23,655,372
93,907,000	Citigroup Funding, Inc., 1.88%, 11/15/12	94,100,796
42,905,000	Citigroup Funding, Inc., 2.25%, 12/10/12	43,075,668
34,637,000	General Electric Capital Corp., 2.13%, 12/21/12	34,784,627
26,776,000	General Electric Capital Corp., 2.63%, 12/28/12	26,932,212

		222,548,675

Total FDIC-TLGP Backed Corporate Bonds		232,083,670

(Cost $232,083,670)
U.S. Government Agency Backed Municipal Bonds — 11.59%
California — 5.58%
36,000,000	Abag Finance Authority For Nonprofit Corps. Lakeside Village Apartments Revenue, 0.17%, 10/1/46, (Credit Support: Freddie Mac)(a)	36,000,000
62,600,000	California Housing Finance Agency Revenue, Series B, 0.18%, 2/1/35, (LOC: Freddie Mac, Fannie Mae)(a)	62,600,000
50,395,000	California Housing Finance Agency Revenue, Series F, 0.18%, 2/1/37, (LOC: Freddie Mac, Fannie Mae)(a)	50,395,000
26,020,000	California Housing Finance Agency Revenue, Series J, 0.19%, 2/1/32, (LOC: Fannie Mae, Freddie Mac)(a)	26,020,000
14,600,000	California Statewide Communities Development Agency Multi Family Revenue, Series DD, 0.17%, 10/15/36, (Credit Support: Fannie Mae)(a)	14,600,000
10,750,000	California Statewide Communities Development Authority Multi Family Revenue, Series E, 0.18%, 12/15/35, (Credit Support: Fannie Mae)(a)	10,750,000
29,320,000	California Statewide Communities Development Authority Single Family Revenue, Series NN-1, 0.17%, 11/15/37, (Credit Support: Fannie Mae)(a)	29,320,000
8,600,000	City of San Jose Cinnabar Commons Revenue, Series C, 0.17%, 2/1/37, (Credit Support: Freddie Mac)(a)	8,600,000
12,595,000	San Diego Housing Authority Hillside Garden Apartment Revenue, Series B, 0.17%, 1/15/35, (Credit Support: Fannie Mae)(a)	12,595,000
20,800,000	San Francisco City & County Housing Authority City Heights Apartments Refunding Revenue, Series A, 0.17%, 6/15/25, (Credit Support: Fannie Mae)(a)	20,800,000
25,200,000	San Francisco City and County Redevelopment Agency Revenue, Series C, 0.21%, 6/15/34, (Credit Support: Fannie Mae)(a)	25,200,000

		296,880,000

Colorado — 0.46%
14,700,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series B1, 0.18%, 5/1/38, (LOC: Fannie Mae, Freddie Mac)(a)	14,700,000

19

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$9,535,000	Colorado Housing & Finance Authority Refunding Revenue, Class I, Series C1, 0.18%, 11/1/32, (LOC: Fannie Mae, Freddie Mac)(a)	$9,535,000

		24,235,000

Indiana — 0.52%
27,700,000	City of Indianapolis Lakeside Pointe & Fox Club Refunding Revenue, 0.19%, 11/15/37, (Credit Support: Fannie Mae)(a)	27,700,000

Louisiana — 0.24%
12,600,000	Louisiana Public Facilities Authority Refunding Revenue, 0.18%, 4/1/36, (Credit Support: Freddie Mac)(a)	12,600,000

New York — 3.02%
14,205,000	New York City Housing Development Corp. First Avenue Development Revenue, Series A, 0.19%, 10/15/35, (Credit Support: Fannie Mae)(a)	14,205,000
22,370,000	New York City Housing Development Corp. Related-Monterey Revenue, Series A, 0.17%, 11/15/19, (Credit Support: Fannie Mae)(a)	22,370,000
37,500,000	New York City Housing Development Corp.West 61st. Street Apartments Revenue, Series A, 0.19%, 12/15/37, (Credit Support: Fannie Mae)(a)	37,500,000
20,000,000	New York State Housing Finance Agency 150 East 44th Street Revenue, Series A, 0.19%, 5/15/32, (Credit Support: Fannie Mae)(a)	20,000,000
25,000,000	New York State Housing Finance Agency Clinton Green North Revenue, Series A, 0.19%, 11/1/38, (Credit Support: Freddie Mac)(a)	25,000,000
41,750,000	New York State Housing Finance Agency North End Revenue, Series A, 0.19%, 11/15/36, (Credit Support: Fannie Mae)(a)	41,750,000

		160,825,000

Tennessee — 0.15%
8,110,000	Shelby County Health Educational & Housing Facilities Board Refunding Revenue, Series A-1, 0.18%, 12/15/37, (Credit Support: Fannie Mae)(a)	8,110,000

Virginia — 1.62%
53,400,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO15, Class A, 0.23%, 5/15/46, (Credit Support: Freddie Mac)(a)	53,400,000
33,075,000	Federal Home Loan Mortgage Corp. Multi Family Housing Revenue, Series MO21, Class A, 0.23%, 6/15/36, (Credit Support: Freddie Mac)(a)	33,075,000

		86,475,000

Total U.S. Government Agency Backed Municipal Bonds		616,825,000

(Cost $616,825,000)
U.S. Government Agency Obligations — 59.56%
Fannie Mae — 20.25%
31,500,000	0.12%, 10/1/12(b)	31,500,000

20

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$90,000,000	0.12%, 10/16/12(b)	$89,995,500
67,032,607	0.14%, 10/1/12(b)	67,032,607
89,000,000	0.14%, 10/1/12(b)	89,000,000
37,415,000	0.14%, 10/1/12(b)	37,415,000
26,583,000	0.14%, 10/1/12(b)	26,583,000
18,902,500	0.15%, 10/1/12(b)	18,902,500
9,998,000	0.16%, 11/1/12(b)	9,996,623
49,250,000	0.16%, 11/1/12(b)	49,243,108
30,963,900	0.16%, 11/1/12(b)	30,959,534
15,750,000	0.16%, 11/1/12(b)	15,747,796
41,000,000	0.19%, 10/1/12(b)	41,000,000
25,000,000	0.19%, 10/1/12(b)	25,000,000
10,000,000	0.19%, 1/3/13(b)	9,995,039
12,710,000	0.19%, 1/8/13(b)	12,703,359
25,000,000	0.19%, 11/14/13(a)	24,991,597
39,200,000	0.19%, 1/4/13(b)	39,180,346
100,000,000	0.20%, 6/20/14(a)	99,965,253
25,000,000	0.22%, 8/12/13(a)	25,002,264
87,381,600	0.23%, 1/2/13(b)	87,330,245
122,420,000	0.34%, 12/3/12(a)	122,437,074
5,151,000	0.38%, 12/28/12	5,153,125
40,000,000	0.50%, 8/9/13	40,100,029
38,000,000	3.63%, 2/12/13	38,477,722
12,922,000	4.38%, 7/17/13	13,341,062
25,000,000	4.63%, 10/15/13	26,141,798

		1,077,194,581

Federal Farm Credit Bank — 4.04%
10,000,000	0.11%, 10/9/12(b)	9,999,756
10,000,000	0.11%, 10/11/12(b)	9,999,694
17,750,000	0.19%, 7/24/13(a)	17,756,682
11,000,000	0.21%, 2/22/13(a)	11,002,224
75,000,000	0.21%, 7/22/13(a)	75,037,349
43,450,000	0.22%, 6/19/13	43,439,574
48,000,000	0.25%, 10/12/12(a)	48,001,488

		215,236,767

Federal Home Loan Bank — 21.96%
50,000,000	0.10%, 10/1/12(b)	50,000,000
195,850,000	0.11%, 10/3/12(b)	195,848,803
51,900,000	0.11%, 10/4/12(b)	51,899,524
42,500,000	0.12%, 10/3/12(b)	42,499,717
52,800,000	0.12%, 12/21/12(b)	52,785,744
32,000,000	0.13%, 10/5/12(b)	31,999,552
149,000,000	0.13%, 10/19/12(b)	148,990,315
88,000,000	0.14%, 10/24/12(b)	87,992,410
10,000,000	0.15%, 3/18/13	9,999,026

21

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$50,000,000	0.15%, 4/5/13	$49,994,533
74,750,000	0.15%, 12/27/12(a)	74,753,965
20,000,000	0.21%, 9/24/13	19,997,450
40,000,000	0.23%, 4/16/13	39,996,114
50,000,000	0.24%, 5/21/13	49,995,514
47,750,000	0.25%, 7/1/13	47,737,994
100,000,000	0.25%, 2/3/14(a)	99,944,249
35,000,000	0.27%, 1/3/14(a)	34,991,106
13,550,000	0.28%, 7/26/13	13,558,088
46,750,000	0.50%, 8/28/13	46,871,942
18,000,000	4.00%, 9/6/13	18,633,821

		1,168,489,867

Freddie Mac — 13.22%
16,568,000	0.14%, 11/1/12(b)	16,566,003
20,000,000	0.14%, 10/9/12(b)	19,999,378
98,500,000	0.15%, 11/1/12(b)	98,487,277
22,950,000	0.17%, 11/2/12(a)	22,950,841
100,000,000	0.17%, 5/16/13(a)	100,003,287
40,000,000	0.17%, 6/17/13(a)	39,994,497
75,000,000	0.18%, 3/21/13(a)	75,017,769
14,700,000	0.19%, 1/7/13(b)	14,692,397
105,395,000	0.38%, 11/30/12	105,430,461
8,456,000	0.75%, 12/28/12	8,467,104
105,000,000	1.38%, 1/9/13	105,337,776
95,000,000	4.50%, 1/15/13	96,176,621

		703,123,411

Overseas Private Investment Corp. — 0.09%
1,400,000	0.17%, 3/15/15(a)	1,400,000
3,301,472	0.17%, 11/15/13(a)	3,301,472

		4,701,472

Total U.S. Government Agency Obligations		3,168,746,098

(Cost $3,168,746,098)

U.S. Treasury Obligations — 4.82%
U.S. Treasury Bills — 0.80%
42,700,000	0.10%, 10/4/12(b)	42,699,644

22

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

U.S. Treasury Notes — 4.02%
$87,000,000	0.50%, 11/30/12	$87,047,353
75,000,000	1.38%, 2/15/13	75,331,061
30,000,000	1.75%, 4/15/13	30,239,598
20,500,000	3.50%, 5/31/13	20,951,980

		213,569,992

Total U.S. Treasury Obligations		256,269,636

(Cost $256,269,636)
Repurchase Agreements — 20.02%
40,000,000	BNP Paribas Securities Corp. dated 9/28/12; due 10/1/12 at 0.25% with maturity value of $40,000,833 (fully collateralized by a Fannie Mae security with a maturity date of 9/1/27 at a rate of 3.00%)	40,000,000
400,000,000	Citibank N.A., dated 9/28/12; due 10/1/12 at 0.25% with maturity value of $400,008,333 (fully collateralized by Freddie Mac and Fannie Mae securities with maturity dates ranging from 7/1/24 to 8/1/42 at rates ranging from 3.00% to 5.50%)	400,000,000
100,000,000	Goldman Sachs & Co. dated 9/28/12; due 10/1/12 at 0.19% with maturity value of $100,001,583 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/1/31 to 4/1/42 at rates ranging from 4.00% to 5.00%)	100,000,000
150,000,000	Goldman Sachs & Co. dated 9/28/12; due 10/3/12 at 0.22% with maturity value of $150,004,583 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 7/1/27 to 8/1/42 at rates ranging from 3.00% to 6.50%)	150,000,000
75,000,000	JP Morgan Securities Corp. dated 9/28/12; due 10/2/12 at 0.24% with maturity value of $75,002,000 (fully collateralized by a Fannie Mae security with a maturity date of 9/1/32 at a rate of 3.00%)	75,000,000
150,000,000	Merrill Lynch, Pierce, Fenner, Smith. dated 9/28/12; due 10/1/12 at 0.16% with maturity value of $150,002,000 (fully collateralized by Fannie Mae and Freddie Mac securities with maturity dates ranging from 1/1/19 to 9/1/42 at rates ranging from 2.50% to 7.00%)	150,000,000
150,000,000	TD Securities (USA). dated 9/28/12; due 10/1/12 at 0.19% with maturity value of $150,002,375 (fully collateralized by Fannie Mae, Freddie Mac and Federal Home Loan Bank securities with maturity dates ranging from 4/30/15 to 5/23/22 at rates ranging from 0.50% to 2.36%)	150,000,000

Total Repurchase Agreements		1,065,000,000

(Cost $1,065,000,000)

23

SCHEDULE OF PORTFOLIO INVESTMENTS

U.S. Government Money Market Fund (cont.)

September 30, 2012

Total Investments	$5,338,924,404
(Cost $5,338,924,404)(c) — 100.35%
Liabilities in excess of other assets — (0.35)%	(18,529,560)

NET ASSETS — 100.00%	$5,320,394,844

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2012. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Represents effective yield to maturity on date of purchase.
(c)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

FDIC - Federal Deposit Insurance Corp.

LOC - Letter of Credit

TLGP - Temporary Liquidity Guaranty Program

See notes to financial statements.

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund

September 30, 2012

Principal Amount		Value

Municipal Bonds — 98.81%
Alaska — 2.18%
$10,000,000	Alaska International Airports System Refunding Revenue, Series A, 0.17%, 10/1/30, (LOC: State Street Bank & Trust Co.)(a)	$10,000,000
19,690,000	City of Valdez Exxon Pipeline Co. Project Refunding Revenue, 0.18%, 10/1/25(a)	19,690,000

		29,690,000

Arizona — 0.63%
2,950,000	Maricopa County Industrial Development Authority Gran Victoria Housing Revenue, Series A, 0.18%, 4/15/30, (Credit Support: Fannie Mae)(a)	2,950,000
5,600,000	Pima County Industrial Development Authority Delaware Military Academy Revenue, 0.17%, 9/1/38, (LOC: PNC Bank NA)(a)	5,600,000

		8,550,000

California — 5.10%
10,000,000	California Affordable Housing Agency Revenue, Series A, 0.18%, 9/15/33, (Credit Support: Fannie Mae)(a)	10,000,000
6,725,000	California Health Facilities Financing Authority Revenue, 0.18%, 3/1/47, (LOC: Bank of Montreal)(a)	6,725,000
4,545,000	California Statewide Communities Development Authority, Chevron USA Inc. Project Refunding Revenue, 0.08%, 5/15/24(a)	4,545,000
6,500,000	City of Ontario Housing Authority, Park Centre Apartments Refunding Revenue, 0.18%, 12/1/35, (Credit Support: Freddie Mac)(a)	6,500,000
17,695,000	City of Simi Valley Refunding Revenue, Series A, 0.18%, 7/1/23, (Credit Support: Freddie Mac)(a)	17,695,000
7,900,000	City of Tracy Sycamores Apartments Refunding Revenue, Series A, 0.16%, 5/1/15, (LOC: Freddie Mac)(a)	7,900,000
5,675,000	City of Vacaville Sycamores Apartments Refunding Revenue, Series A, 0.17%, 5/15/29, (Credit Support: Fannie Mae)(a)	5,675,000
5,600,000	County of San Bernardino Sycamore Terrace Refunding Revenue, Series A, 0.24%, 5/15/29, (Credit Support: Fannie Mae)(a)	5,600,000
4,865,000	Sacramento County Housing Authority Refunding Revenue, Series C, 0.17%, 7/15/29, (Credit Support: Fannie Mae)(a)	4,865,000

		69,505,000

Colorado — 1.97%
3,170,000	Aurora Centretech Metropolitan District Refunding GO, Series C, 0.20%, 12/1/28, (LOC: U.S. Bank NA)(a)	3,170,000
1,250,000	Colorado Health Facilities Authority Arapahoe Housing Project Revenue, Series A, 0.29%, 4/1/24, (LOC: Wells Fargo Bank)(a)	1,250,000
5,700,000	Colorado Health Facilities Authority Crossroads Maranatha Project Refunding Revenue, 0.18%, 12/1/43, (LOC: U.S Bank NA)(a)	5,700,000
5,000,000	Commerce City Northern Infrastructure General Improvement District GO, 0.20%, 12/1/28, (LOC: U.S. Bank NA)(a)	5,000,000

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$3,475,000	County of Pitkin Refunding Revenue, Series A, 0.19%, 12/1/24, (LOC: U.S. Bank NA)(a)	$3,475,000
5,035,000	Gateway Regional Metropolitan District Refunding GO, 0.29%, 12/1/37, (LOC: Wells Fargo Bank)(a)	5,035,000
2,795,000	Meridian Ranch Metropolitan District Refunding GO, 0.20%, 12/1/38, (LOC: U.S. Bank NA)(a)	2,795,000
485,000	Parker Automotive Metropolitan District GO, 0.20%, 12/1/34, (LOC: U.S. Bank NA)(a)	485,000

		26,910,000

District Of Columbia — 0.72%
3,880,000	District of Columbia Children’s Defense Fund Refunding Revenue, 0.28%, 4/1/22, (LOC: Wells Fargo Bank)(a)	3,880,000
1,500,000	District of Columbia Internships and Academic Revenue, 0.19%, 7/1/36, (LOC: Branch Banking & Trust)(a)	1,500,000
4,400,000	District of Columbia Jesuit Conference Revenue, 0.19%, 10/1/37, (LOC: PNC Bank NA)(a)	4,400,000

		9,780,000

Florida — 4.58%
4,925,000	Florida State Housing Finance Corp. South Pointe Project Refunding Revenue, Series J, 0.19%, 2/15/28, (Credit Support: Fannie Mae)(a)	4,925,000
5,245,000	JP Morgan Chase Putters/Drivers Trust Seminole County Sales Tax Refunding Revenue, Series 3438Z, 0.21%, 4/1/27(a)(b)	5,245,000
2,225,000	JP Morgan Chase Putters/Drivers Trust Tampa Water Revenue, Series 3617, 0.21%, 10/1/25(a)(b)	2,225,000
25,000,000	JP Morgan Chase Putters/Drivers Trust, Palm Beach School Board COP, Series 4078, 0.20%, 1/1/13, (LOC: JPMorgan Chase Bank NA)(a)(b)	25,000,000
6,835,000	Marion County Industrial Development Authority Refunding Revenue, 0.18%, 11/15/32, (Credit Support: Fannie Mae)(a)	6,835,000
4,500,000	Orange County Health Facilities Authority Refunding Revenue, Series E, 0.17%, 10/1/26, (LOC: Branch Banking & Trust)(a)	4,500,000
8,615,000	Orange County Housing Finance Authority Refunding Revenue, 0.18%, 6/1/25, (Credit Support: Fannie Mae)(a)	8,615,000
4,995,000	Tallahassee Energy System Revenue, Putters Series 2069Z, 0.21%, 4/1/15(a)	4,995,000

		62,340,000

Georgia — 2.65%
7,215,000	Clayton County Housing Authority Refunding Revenue, 0.18%, 9/1/26, (Credit Support: Fannie Mae)(a)	7,215,000
7,985,000	Cobb County Development Authority Refunding Revenue, Series B, 0.17%, 7/1/34, (LOC: Branch Banking & Trust)(a)	7,985,000
8,490,000	Cobb County Housing Authority Refunding Revenue, 0.18%, 3/1/24, (Credit Support: Freddie Mac)(a)	8,490,000
4,805,000	Fulton County Development Authority School Improvement Revenue, 0.19%, 8/1/35, (LOC: Branch Banking & Trust)(a)	4,805,000

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$7,625,000	Marietta Housing Authority Refunding Revenue, 0.18%, 7/1/24, (Credit Support: Fannie Mae)(a)	$7,625,000

		36,120,000

Illinois — 1.45%
3,155,000	City of Chicago Waterworks Refunding Revenue, Sub Series, 04-3, 0.19%, 11/1/31, (LOC: State Street Bank & Trust)(a)	3,155,000
2,600,000	Illinois Finance Authority Cultural Pool Revenue, 0.21%, 12/1/25, (LOC: JP Morgan Chase Bank)(a)	2,600,000
7,400,000	Illinois Finance Authority YMCA Metro Chicago Project Refunding Revenue, 0.19%, 6/1/29, (LOC: JP Morgan Chase Bank)(a)	7,400,000
6,645,000	Village of Channahon Morris Hospital Refunding Revenue, Series A, 0.19%, 12/1/23, (LOC: U.S. Bank NA)(a)	6,645,000

		19,800,000

Indiana — 4.16%
19,000,000	Indiana Bond Bank Advance Funding Program Cash Flow Management Revenue, Series A, 1.25%, 1/3/13, (Credit Support: GO of Bond Bank)	19,043,687
23,600,000	Indiana Finance Authority Ascension Health Refunding Revenue, Series E7, 0.18%, 11/15/33(a)	23,600,000
14,015,000	Indiana Finance Authority Indiana University Healthcare Revenue, Series C, 0.15%, 3/1/33, (LOC: Northern Trust Co.)(a)	14,015,000

		56,658,687

Iowa — 1.16%
5,700,000	City of Urbandale Interstate Acres LP Refunding Revenue, 0.20%, 12/1/14, (LOC: Bankers Trust Co., Federal Home Loan Bank, Des Moines)(a)	5,700,000
1,700,000	Iowa Higher Education Loan Authority Cash Flow Management Revenue, Series C, 2.00%, 5/16/13, (LOC: U.S. Bank NA)	1,717,381
7,270,000	Iowa Higher Education Loan Authority University & College Revenue, 0.29%, 5/1/20, (LOC: Wells Fargo Bank)(a)	7,270,000
1,125,000	Woodbury County Revenue, 0.29%, 11/1/16, (LOC: U.S. Bank NA)(a)	1,125,000

		15,812,381

Kentucky — 0.36%
4,855,000	County of Warren Refunding Revenue, 0.33%, 4/1/37, (Credit Support: AGM)(a)	4,855,000

Louisiana — 3.88%
20,000,000	East Baton Rouge Parish Industrial Development Board, Inc. Exxon Mobile Project Revenue, Series B, 0.18%, 12/1/40(a)	20,000,000
20,000,000	East Baton Rouge Parish Industrial Development Board, Inc. Exxon Mobile Project Revenue, Series A, 0.18%, 8/1/35(a)	20,000,000
9,055,000	Louisiana Local Government Environmental Facilities & Community Development Authority Revenue, Series A, 0.18%, 10/1/37, (LOC: First NBC Bank, Federal Home Loan Bank, Dallas)(a)	9,055,000

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$3,810,000	Shreveport Home Mortgage Authority Refunding Revenue, 0.18%, 2/15/23, (Credit Support: Fannie Mae)(a)	$3,810,000

		52,865,000

Maryland — 0.81%
5,540,000	Maryland Health & Higher Educational Facilities Authority Refunding Revenue, Series D, 0.19%, 7/1/41, (LOC: TD Bank NA)(a)	5,540,000
5,530,000	Montgomery County Housing Opportunities Commission Local Single Family Housing Revenue, Series A, 0.17%, 5/1/39, (LOC: PNC Bank NA)(a)	5,530,000

		11,070,000

Massachusetts — 1.12%
11,180,000	City of Worcester Cash Flow Management GO, 2.00%, 11/8/12	11,199,703
4,000,000	Massachusetts Industrial Finance Agency Refunding Revenue, 0.17%, 12/1/24, (LOC: TD Bank NA)(a)	4,000,000

		15,199,703

Michigan — 3.85%
5,000,000	Michigan State Finance Authority Cash Flow Management Revenue, Series B1, 2.00%, 8/20/13	5,070,485
10,000,000	Michigan State Hospital Finance Authority, Trinity Health Group Revenue TECP, 0.16%, 10/10/12(c)	10,000,000
10,340,000	Michigan State Hospital Finance Authority, Trinity Health Group Revenue TECP, 0.16%, 11/5/12(c)	10,340,000
15,000,000	Michigan State Hospital Finance Authority, Trinity Health Group Revenue TECP, 0.16%, 11/6/12(c)	15,000,000
12,000,000	University of Michigan TECP, 0.15%, 10/15/12(c)	11,999,770

		52,410,255

Minnesota — 11.03%
1,825,000	City of Bloomington Bristol Village Apartments Project Refunding Revenue, Series A1, 0.19%, 11/15/32, (Credit Support: Fannie Mae)(a)	1,825,000
4,860,000	City of Burnsville Berkshire Project Refunding Revenue, Series A, 0.18%, 7/15/30, (Credit Support: Fannie Mae)(a)	4,860,000
8,350,000	City of Burnsville Southwind Apartments Project Refunding Revenue, 0.18%, 1/1/35, (Credit Support: Freddie Mac)(a)	8,350,000
12,235,000	City of Inver Grove Heights Refunding Revenue, 0.18%, 5/15/35, (Credit Support: Fannie Mae)(a)	12,235,000
6,375,000	City of Minnetonka Beacon Hill Refunding Revenue, 0.18%, 5/15/34, (Credit Support: Fannie Mae)(a)	6,374,996
3,865,000	City of Minnetonka, Minnetonka Hills Apartments Refunding Revenue, 0.18%, 11/15/31, (Credit Support: Fannie Mae)(a)	3,865,000
12,980,000	City of Oak Park Heights Boutwells Landing Refunding Revenue, 0.18%, 11/1/35, (Credit Support: Freddie Mac)(a)	12,980,000
3,820,000	City of Saint Louis Park Parkshore Senior Project Refunding Revenue, 0.18%, 8/1/34, (Credit Support: Freddie Mac)(a)	3,820,000
5,565,000	City of Saint Louis Park Westwind Apartments Project Refunding Revenue, 0.18%, 9/15/33, (Credit Support: Fannie Mae)(a)	5,565,000

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$1,155,000	City of Spring Lake Park Oak Crest Apartments Project Refunding Revenue, 0.18%, 2/15/33, (Credit Support: Fannie Mae)(a)	$1,155,000
8,520,000	Midwest Consortium of Municipal Utilities Refunding Revenue, Series B, 0.19%, 10/1/35, (LOC: U.S. Bank NA)(a)	8,520,000
3,590,000	Monticello Independent School District Number 882 Refunding GO, Series B, 2.00%, 2/1/13, (Credit Support: School District Credit Program)	3,610,975
19,000,000	Rochester Health Care Facilities TECP, 0.14%, 10/1/12, (Credit Support: Mayo Clinic Foundation)(c)	19,000,000
6,400,000	Rochester Health Care Facilities TECP, 0.16%, 10/22/12, (Credit Support: Mayo Clinic Foundation)(c)	6,400,000
10,000,000	Rochester Health Care Facilities TECP, 0.17%, 10/3/12, (Credit Support: Mayo Clinic Foundation)(c)	10,000,000
2,100,000	Rochester Health Care Facilities TECP, 0.17%, 11/15/38, (Credit Support: Mayo Clinic Foundation)(c)	2,100,000
3,900,000	Saint Cloud Independent School District No 742 Cash Flow Management GO, Series B, 1.50%, 8/13/13, (Credit Support: School District Credit Program)	3,940,382
4,050,000	Saint Paul Housing & Redevelopment Authority Highland Ridge Project Refunding Revenue, 0.18%, 10/1/33, (Credit Support: Freddie Mac)(a)	4,050,000
7,745,000	Saint Paul Port Authority Sibley Project Refunding Revenue, 0.18%, 2/1/34, (Credit Support: Freddie Mac)(a)	7,744,995
1,300,000	State of Minnesota Public Improvement GO, Series A, 4.00%, 12/1/12	1,308,168
2,000,000	University of Minnesota Refunding Revenue, Series A, 4.00%, 12/1/12, (Credit Support: GO of University)	2,012,521
8,000,000	University of Minnesota TECP, 0.14%, 10/15/12(c)	8,000,000
10,000,000	University of Minnesota TECP, 0.14%, 10/22/12(c)	10,000,000
2,600,000	University of Minnesota TECP, 0.15%, 10/22/12(c)	2,600,000

		150,317,037

Mississippi — 2.43%
4,900,000	County of Jackson Chevron USA Inc. Project Refunding Revenue, 0.18%, 12/1/16(a)	4,900,000
18,000,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series F, 0.18%, 11/1/35(a)	18,000,000
3,030,000	Mississippi Business Finance Corp., Chevron USA Inc. Project Revenue, Series F, 0.20%, 12/1/30(a)	3,030,000
7,140,000	Mississippi Business Finance Corp., King Edward Hotel Project Revenue, 0.18%, 5/1/39, (LOC: Capital One NA, Federal Home Loan Bank, Atlanta)(a)	7,140,000

		33,070,000

Missouri — 2.26%
13,500,000	Curators of University of Missouri TECP, 0.17%, 10/17/12(c)	13,500,000
15,285,000	Missouri State Health & Educational Facilities Authority, Bethesda Health Group Revenue, 0.20%, 8/1/41, (LOC: U.S. Bank NA)(a)	15,285,000

29

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$2,000,000	St. Charles County Industrial Development Authority Refunding Revenue, 0.18%, 2/1/29, (Credit Support: Fannie Mae)(a)	$2,000,000

		30,785,000

Montana — 0.57%
1,700,000	Montana Board of Investment Public Improvements Revenue, 0.22%, 3/1/29(a)	1,700,000
6,000,000	Montana Board of Investments Public Improvements Revenue, 0.22%, 3/1/35(a)	6,000,000

		7,700,000

Nebraska — 0.44%
6,000,000	Madison County Hospital Authority No. 1 Revenue, Series B, 0.19%, 7/1/33, (LOC: U.S. Bank NA)(a)	6,000,000

New York — 13.58%
14,000,000	City of New York GO, Sub-Series A-4, 0.17%, 8/1/31, (LOC: Bank of Nova Scotia)(a)	14,000,000
25,000,000	City of New York Refunding GO, Sub-Series C-5, 0.17%, 8/1/20, (LOC: BNY Mellon)(a)	25,000,000
15,000,000	Long Island Power Authority Refunding Revenue, Series C, 0.18%, 5/1/33, (LOC: Barclays Bank Plc)(a)	15,000,000
8,500,000	New York City Public Improvement GO, Subseries C4, 0.18%, 8/1/20, (LOC: Bank of Tokyo-Mitsubishi UFJ)(a)	8,500,000
17,000,000	New York City Transitional Finance Authority Refunding Revenue, 0.14%, 11/1/29(a)	17,000,000
13,000,000	New York City Transitional Finance Authority Revenue, Series A2, 0.18%, 11/15/27(a)	13,000,000
10,000,000	New York City Transitional Finance Authority Revenue, Subseries A4, 0.19%, 8/1/39(a)	10,000,000
10,000,000	New York City Trust For Cultural Resources, Lincoln Center Refunding Revenue, Series A1, 0.23%, 12/1/35, (LOC: JPMorgan Chase & Co.)(a)	10,000,000
3,735,000	New York State Dormitory Authority Wagner College Revenue, 0.16%, 7/1/38, (LOC: TD Bank NA)(a)	3,735,000
27,400,000	New York State Energy Research & Development Authority Refunding Revenue, Series A, 0.29%, 8/1/15, (LOC: Wells Fargo Bank)(a)	27,400,000
19,000,000	New York State Housing Finance Agency Gotham West Housing Revenue, Series A1, 0.17%, 5/1/45, (LOC: Wells Fargo Bank NA)(a)	19,000,000
9,000,000	New York State Housing Finance Agency Revenue, Series A, 0.18%, 5/1/35, (Credit Support: Freddie Mac)(a)	9,000,000
10,000,000	New York State Liberty Development Corp., World Trade Center Project Revenue, 0.25%, 12/1/50(a)	10,000,000
3,400,000	Triborough Bridge & Tunnel Authority Refunding Revenue, Series B, 0.16%, 1/1/32, (LOC: State Street Bank & Trust Co.)(a)	3,400,000

		185,035,000

30

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

North Carolina — 1.55%
$3,100,000	Guilford County Industrial Facilities & Pollution Control Financing Authority Revenue, 0.19%, 9/1/29, (LOC: Branch Banking & Trust)(a)	$3,100,000
1,900,000	North Carolina Capital Facilities Finance Agency Refunding Revenue, 0.19%, 7/1/19, (LOC: Branch Banking & Trust)(a)	1,900,000
9,935,000	North Carolina Educational Facilities Finance Agency, Duke University Project Revenue, Series B, 0.15%, 12/1/21(a)	9,935,000
3,000,000	North Carolina Medical Care Commission Lower Cape Fear Hospice Revenue, 0.19%, 11/1/27, (LOC: Branch Banking & Trust)(a)	3,000,000
3,245,000	North Carolina Medical Care Commission Sisters of Mercy Services Corp. Revenue, 0.19%, 3/1/28, (LOC: Branch Banking & Trust)(a)	3,245,000

		21,180,000

Oregon — 0.62%
8,500,000	Oregon State Health & Science University Revenue, Series B1, 0.18%, 7/1/42, (LOC: Union Bank NA)(a)	8,500,000

Pennsylvania — 9.67%
8,900,000	Allegheny County Higher Education Building Authority Refunding Revenue, Series A, 0.19%, 3/1/38, (LOC: PNC Bank NA)(a)	8,900,000
7,300,000	Allegheny County Hospital Development Authority Revenue, Series A, 0.19%, 6/1/30, (LOC: PNC Bank NA)(a)	7,300,000
12,200,000	Butler County General Authority Iroquois School District Project Refunding Revenue, 0.24%, 8/1/31, (Credit Support: AGM)(a)	12,200,000
10,415,000	Butler County General Authority South Park School District Project Refunding Revenue, 0.24%, 8/1/27, (Credit Support: AGM)(a)	10,415,000
5,000,000	Delaware County Industrial Development Authority General Electric Capital Refunding Revenue, Series G, 0.18%, 12/1/31(a)	5,000,000
5,000,000	Delaware County Industrial Development Authority General Electric Capital Refunding Revenue, Series G, 0.18%, 12/1/31(a)	5,000,000
46,020,000	Delaware County Industrial Development Authority, United Parcel Service Project Revenue, 0.17%, 12/1/15(a)	46,020,000
3,100,000	Emmaus General Authority Revenue, Series A11, 0.20%, 3/1/24, (LOC: U.S. Bank NA)(a)	3,100,000
4,700,000	Emmaus General Authority Revenue, Series F, 0.20%, 3/1/24, (LOC: U.S. Bank NA)(a)	4,700,000
8,155,000	JP Morgan Chase Putters/Drivers Trust Refunding GO, Series 3405, 0.20%, 11/15/14, (Credit Support: AGM, State Aid Withholding)(a)(b)	8,155,000
7,550,000	Luzerne County Convention Center Authority Revenue, Series A, 0.19%, 9/1/28, (LOC: PNC Bank NA)(a)	7,550,000
3,730,000	Pennsylvania Economic Development Financing Authority Revenue, 0.19%, 12/1/31, (LOC: PNC Bank NA)(a)	3,730,000
2,200,000	Pennsylvania Higher Educational Facilities Authority Gannon University Refunding Revenue, 0.19%, 5/1/15, (LOC: PNC Bank NA)(a)	2,200,000

31

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$7,515,000	Pennsylvania Higher Educational Facilities Authority Holy Family College Refunding Revenue, Series B, 0.17%, 12/1/32, (LOC: TD Bank NA)(a)	$7,515,000

		131,785,000

South Carolina — 0.55%
3,300,000	South Carolina Jobs-Economic Development Authority Revenue, 0.22%, 5/1/29, (LOC: Branch Banking & Trust)(a)	3,300,000
4,250,000	South Carolina Jobs-Economic Development Authority Revenue, 0.29%, 5/1/29, (LOC: Wells Fargo Bank)(a)	4,250,000

		7,550,000

South Dakota — 1.29%
12,640,000	City of Sioux Falls Sales Tax Revenue, Series 2057, 0.21%, 5/15/15(a)	12,640,000
5,000,000	South Dakota Housing Development Authority Revenue, Series C, 0.17%, 5/1/39(a)	5,000,000

		17,640,000

Tennessee — 1.83%
25,000,000	Vanderbilt University TECP, 0.19%, 2/20/13(c)	25,000,000

Texas — 10.14%
14,000,000	City of Houston Utility System Refunding Revenue, Series B-3, 0.17%, 5/15/34, (LOC: Sumitomo Mitsui Bank)(a)	14,000,000
7,500,000	City of Houston Utility System Refunding Revenue, Series B-6, 0.17%, 5/15/34, (LOC: Sumitomo Mitsui Bank)(a)	7,500,000
2,360,000	Crawford Education Facilities Corp. Revenue, 0.19%, 6/1/18, (LOC: U.S. Bank NA)(a)	2,360,000
7,050,000	DeSoto Industrial Development Authority Caterpillar Refunding Revenue, 0.28%, 12/1/16(a)	7,050,000
9,000,000	Harris County Cultural Educational Facilities TECP, 0.22%, 12/5/12, (Credit Support: Methodist Hospital)(c)	9,000,000
18,000,000	Harris County Cultural Educational Facilities TECP, 0.24%, 4/3/13, (Credit Support: Methodist Hospital)(c)	18,000,000
8,000,000	Harris County Cultural Educational Facilities TECP, 0.24%, 4/3/13, (Credit Support: Methodist Hospital)(c)	8,000,000
7,200,000	Harris County Industrial Development Corp., Exxon Mobil Corp. Pollution Control Revenue, 0.18%, 3/1/24(a)	7,200,000
15,000,000	JP Morgan Chase Putters Drivers Trust, Cash Flow Management Revenue, Series 4262, 0.20%, 8/30/13(a)(b)	15,000,000
9,000,000	JP Morgan Chase Putters Drivers Trust, Cash Flow Management Revenue, Series 4263, 0.20%, 8/30/13(a)(b)	9,000,000
8,000,000	JP Morgan Chase Putters Drivers Trust, Cash Flow Management Revenue, Series 4264, 0.20%, 8/30/13(a)(b)	8,000,000
11,065,000	Lake Travis Independent School District Putters GO, Series 1882, 0.19%, 2/15/14, (Credit Support: PSF-GTD)(a)(b)	11,065,000
4,820,000	Splendora Higher Education Facilities Corp. Revenue, Series A, 0.29%, 12/1/26, (LOC: Wells Fargo Bank)(a)	4,820,000

32

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$17,195,000	University of Texas, Financing System Refunding Revenue, Series B, 0.15%, 8/1/34(a)	$17,195,000

		138,190,000

Utah — 2.08%
5,000,000	County of Emery Refunding Revenue, 0.18%, 11/1/24, (LOC: Wells Fargo Bank)(a)	5,000,000
545,000	County of Sanpete Private Primary Schools Revenue, 0.29%, 8/1/28, (LOC: U.S. Bank NA)(a)	545,000
3,450,000	Duchesne County School District Revenue, 0.29%, 6/1/21, (LOC: U.S. Bank NA)(a)	3,450,000
2,905,000	Ogden City Redevelopment Agency Tax Allocation Revenue, Series A, 0.29%, 4/1/25, (LOC: Wells Fargo Bank)(a)	2,905,000
4,435,000	Salt Lake County Housing Authority Refunding Revenue, 0.22%, 2/15/31, (Credit Support: Fannie Mae)(a)	4,435,000
11,970,000	Utah Associated Municipal Power Systems Horse Butte Wind Project Revenue, 0.18%, 9/1/32, (LOC: Bank of Montreal)(a)	11,970,000

		28,305,000

Vermont — 0.24%
3,295,000	Vermont Educational & Health Buildings Financing Agency Springfield Project Refunding Revenue, Series A, 0.17%, 9/1/31, (LOC: TD Bank NA)(a)	3,295,000

Virginia — 0.72%
9,855,000	Russell County Industrial Development Authority Revenue, Series B, 0.16%, 7/1/38, (LOC: U.S. Bank NA)(a)	9,855,000

Washington — 2.82%
5,000,000	Everett Public Facilities District Refunding Revenue, 0.19%, 4/1/36, (LOC: BNY Mellon Bank)(a)	5,000,000
4,995,000	JP Morgan Chase Putters/Drivers Trust Snohomish County School District No. 15 GO, Series 3542Z, 0.21%, 12/1/14, (Credit Support: School Board GTY)(a)(b)	4,995,000
23,000,000	University of Washington TECP, 0.17%, 12/4/12(c)	23,000,000
4,680,000	Washington State Housing Finance Commission Retirement Facilities Revenue, Series A, 0.22%, 8/1/44, (LOC: East West Bank, Federal Home Loan Bank, San Francisco)(a)	4,680,000
800,000	Washington State Housing Finance Commission Revenue, 0.19%, 7/1/22, (LOC: U.S. Bank NA)(a)	800,000

		38,475,000

Wisconsin — 2.37%
15,000,000	City of Milwaukee Cash Flow Management GO, Series R-1, 1.25%, 12/4/12	15,028,203
7,630,000	Wisconsin Health & Educational Facilities Authority Revenue, 0.29%, 6/1/28, (LOC: Wells Fargo Bank)(a)	7,630,000
7,500,000	Wisconsin Health & Educational Facilities Authority, Aurora Health Care Refunding Revenue, Series C, 0.21%, 7/15/28, (LOC: Bank of Montreal)(a)	7,500,000

33

SCHEDULE OF PORTFOLIO INVESTMENTS

Tax-Free Money Market Fund (cont.)

September 30, 2012

Principal Amount		Value

$2,100,000	Wisconsin Municipalities Private School Finance Commission Revenue, 0.19%, 3/1/23, (LOC: U.S. Bank NA)(a)	$2,100,000

		32,258,203

Total Municipal Bonds		1,346,506,266

(Cost $1,346,506,266)

Shares
Investment Company — 0.74%
10,000,000	Goldman Sachs Financial Square Tax Free Money Market Fund	10,000,000

Total Investment Company		10,000,000

(Cost $10,000,000)

Total Investments		$1,356,506,266
(Cost $1,356,506,266)(d) — 99.55%

Other assets in excess of liabilities — 0.45%		6,166,573

NET ASSETS — 100.00%		$1,362,672,839

(a)	Variable rate demand security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2012. The maturity date represents the actual maturity date. The security’s effective maturity resets periodically.
(b)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(c)	Represents effective yield to maturity on date of purchase.
(d)	Tax cost of securities is equal to book cost of securities.

Abbreviations used are defined below:

AGM – Assured Guaranty Municipal

COP – Certificate of Participation

GO – General Obligation

GTY – Guaranty

LOC – Letter of Credit

PSF-GTD – Permanent School Fund Guarantee

TECP – Tax Exempt Commercial Paper

See notes to financial statements.

34

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35

FINANCIAL STATEMENTS

Statements of Assets and Liabilities

September 30, 2012

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Assets:
Investments, at value (cost $12,311,890,008; $5,338,924,404; $1,356,506,266 respectively)	$12,311,890,008*	$5,338,924,404**	$1,356,506,266
Cash	112,428,854	57,408,216	5,544,164
Interest and dividends receivable	18,979,486	5,096,120	704,479
Prepaid expenses and other assets	43,387	105,462	95,589

Total Assets	12,443,341,735	5,401,534,202	1,362,850,498

Liabilities:
Distributions payable	76,382	1,265	—
Payable for investments purchased	124,981,972	80,420,418	—
Accrued expenses and other payables:
Investment advisory fees	903,419	396,073	102,211
Audit fees	26,801	26,801	26,801
Trustee fees	3,399	1,581	367
Distribution fees	1,228,319	150,757	17,801
Shareholder reports	222,145	50,085	9,211
Shareholder servicing fees	62,195	32,589	275
Transfer Agent fees	15,003	5,031	4,097
Other	112,881	54,758	16,896

Total Liabilities	127,632,516	81,139,358	177,659

Net Assets	$12,315,709,219	$5,320,394,844	$1,362,672,839

Net Assets Consist Of:
Capital	$12,319,905,814	$5,320,374,875	$1,362,689,709
Undistributed (distributions in excess of) net investment income	(1,031)	3,719	—
Accumulated net realized gains (losses) from investment transactions	(4,195,564)	16,250	(16,870)

Net Assets	$12,315,709,219	$5,320,394,844	$1,362,672,839

Net Assets:
RBC Institutional Class 1	$1,745,618,439	$1,046,082,797	$25,809,691
RBC Institutional Class 2	632,634,772	212,792,490	201,934,034
RBC Investor Class	2,816,298,131	856,913,665	162,169,326
RBC Reserve Class	5,453,131,293	1,895,655,733	599,513,735
RBC Select Class	1,668,026,584	1,308,950,159	373,246,053

Total	$12,315,709,219	$5,320,394,844	$1,362,672,839

36

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (cont.)

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Shares Outstanding (Unlimited number of shares authorized, no par value):
RBC Institutional Class 1	1,745,480,636	1,046,060,280	25,823,504
RBC Institutional Class 2	632,600,588	212,789,050	202,008,105
RBC Investor Class	2,818,266,653	856,923,351	162,162,462
RBC Reserve Class	5,455,119,196	1,895,673,874	599,504,699
RBC Select Class	1,668,558,708	1,308,962,707	373,238,139

Total	12,320,025,781	5,320,409,262	1,362,736,909

Net Asset Values and Redemption Price per Share:
RBC Institutional Class 1	$1.00	$1.00	$1.00

RBC Institutional Class 2	$1.00	$1.00	$1.00

RBC Investor Class	$1.00	$1.00	$1.00

RBC Reserve Class	$1.00	$1.00	$1.00

RBC Select Class	$1.00	$1.00	$1.00

*	$1,805,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.
**	$1,065,000,000 of which are repurchase agreements. See Schedule of Portfolio Investments for details.

See notes to financial statements.

37

FINANCIAL STATEMENTS

Statements of Operations

For the Year Ended September 30, 2012

	Prime Money Market Fund	U.S. Government Money Market Fund	Tax-Free Money Market Fund
Investment Income:
Interest income	$32,932,293	$9,716,344	$2,362,818
Dividend income	—	—	2,122

Total Investment Income	32,932,293	9,716,344	2,364,940

Expenses:
Investment advisory fees	12,396,423	5,751,632	1,341,239
Distribution fees-RBC Institutional Class 2	972,827	280,712	321,837
Distribution fees-RBC Investor Class	29,775,051	9,093,160	1,674,845
Distribution fees-RBC Reserve Class	46,933,459	17,069,142	5,223,288
Distribution fees-RBC Select Class	13,061,014	10,749,113	2,804,640
Shareholder servicing fee-RBC Institutional Class 1	961,455	707,482	14,126
Accounting fees	619,821	287,582	67,062
Audit fees	25,736	29,040	34,342
Custodian fees	171,923	104,742	16,011
Insurance fees	112,636	38,219	13,074
Legal fees	336,559	165,144	37,264
Registration and filing fees	355,762	222,511	218,768
Shareholder reports	310,639	32,153	12,264
Transfer agent fees	98,055	33,940	27,104
Trustees’ fees	306,249	142,308	33,674
Other fees	407,980	200,707	70,495

Total expenses before fee reductions	106,845,589	44,907,587	11,910,033
Expenses reduced by:
Shareholder Servicing Agent - Class Specific	—	(234,290)	(8,677)
Distributor - Class Specific	(76,685,376)	(35,544,552)	(9,672,453)

Net Expenses	30,160,213	9,128,745	2,228,903

Net Investment Income	2,772,080	587,599	136,037

Realized/Unrealized Gains (Losses) from Investment Transactions:
Net realized gains from investment transactions	153,325	16,250	1,487

Change in net assets resulting from operations	$2,925,405	$603,849	$137,524

See notes to financial statements.

38

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Prime Money Market Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$2,772,080	$6,158,942
Net realized gains from investment transactions	153,325	364,928

Change in net assets resulting from operations	2,925,405	6,523,870

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(1,713,557)	(4,715,323)
RBC Institutional Class 2 Shareholders	(72,809)	(371,207)
RBC Investor Class Shareholders	(298,786)	(367,403)
RBC Reserve Class Shareholders	(523,151)	(529,673)
RBC Select Class Shareholders	(163,777)	(175,336)

Change in net assets resulting from shareholder distributions	(2,772,080)	(6,158,942)

Capital Transactions:
Proceeds from shares issued	31,219,859,782	55,383,518,080
Distributions reinvested	2,185,210	4,223,143
Cost of shares redeemed	(31,398,365,527)	(58,508,859,963)

Change in net assets resulting from capital transactions	(176,320,535)	(3,121,118,740)

Net decrease in net assets	(176,167,210)	(3,120,753,812)

Net Assets:
Beginning of year	12,491,876,429	15,612,630,241

End of year	$12,315,709,219	$12,491,876,429

Distributions in excess of net investment income	$(1,031)	$(1,031)

Share Transactions:
Issued	31,219,859,782	55,383,518,080
Reinvested	2,185,210	4,223,143
Redeemed	(31,398,365,527)	(58,508,859,963)

Change in shares resulting from capital transactions	(176,320,535)	(3,121,118,740)

See notes to financial statements.

39

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	U.S. Government Money Market Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$587,599	$1,007,107
Net realized gains from investment transactions	16,250	78,276

Change in net assets resulting from operations	603,849	1,085,383
Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(152,689)	(591,712)
RBC Institutional Class 2 Shareholders	(18,769)	(15,108)
RBC Investor Class Shareholders	(91,193)	(108,071)
RBC Reserve Class Shareholders	(190,206)	(175,362)
RBC Select Class Shareholders	(134,742)	(116,852)

Change in net assets resulting from Distributions of Net Investment Income	(587,599)	(1,007,105)

Distributions from Net Realized Gains
RBC Institutional Class 1 Shareholders	(12,707)	—
RBC Institutional Class 2 Shareholders	(1,173)	—
RBC Investor Class Shareholders	(7,136)	—
RBC Reserve Class Shareholders	(14,189)	—
RBC Select Class Shareholders	(10,464)	—

Change in net assets resulting from Distributions of Net Realized Gains	(45,669)	—

Capital Transactions:
Proceeds from shares issued	7,041,789,065	11,731,772,486
Distributions reinvested	602,302	750,750
Cost of shares redeemed	(7,434,409,505)	(10,957,608,972)

Change in net assets resulting from capital transactions	(392,018,138)	774,914,264

Net increase (decrease) in net assets	(392,047,557)	774,992,542

Net Assets:
Beginning of year	5,712,442,401	4,937,449,859

End of year	$5,320,394,844	$5,712,442,401

Undistributed net investment income	$3,719	$3,719

Share Transactions:
Issued	7,041,789,065	11,731,772,486
Reinvested	602,302	750,750
Redeemed	(7,434,409,505)	(10,957,608,972)

Change in shares resulting from capital transactions	(392,018,138)	774,914,264

See notes to financial statements.

40

FINANCIAL STATEMENTS

Statements of Changes in Net Assets (cont.)

	Tax-Free Money Market Fund
	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$136,037	$209,626
Net realized gains (losses) from investment transactions	1,487	(18,807)

Change in net assets resulting from operations	137,524	190,819

Distributions from Net Investment Income
RBC Institutional Class 1 Shareholders	(4,341)	(44,510)
RBC Institutional Class 2 Shareholders	(21,528)	(53,846)
RBC Investor Class Shareholders	(16,802)	(19,149)
RBC Reserve Class Shareholders	(58,203)	(60,382)
RBC Select Class Shareholders	(35,163)	(31,739)

Change in net assets resulting from Distributions of Net Investment Income	(136,037)	(209,626)

Distributions from Net Realized Gains
RBC Institutional Class 1 Shareholders	—	(2,490)
RBC Institutional Class 2 Shareholders	—	(15,077)
RBC Investor Class Shareholders	—	(9,193)
RBC Reserve Class Shareholders	—	(30,785)
RBC Select Class Shareholders	—	(14,254)

Change in net assets resulting from Distributions of Net Realized Gains	—	(71,799)

Capital Transactions:
Proceeds from shares issued	1,474,192,579	1,612,678,587
Distributions reinvested	135,762	280,174
Cost of shares redeemed	(1,350,395,314)	(1,834,297,551)

Change in net assets resulting from capital transactions	123,933,027	(221,338,790)

Net increase (decrease) in net assets	123,934,514	(221,429,396)
Net Assets:
Beginning of year	1,238,738,325	1,460,167,721

End of year	$1,362,672,839	$1,238,738,325

Distributions in excess of net investment income	$—	$(371)

Share Transactions:
Issued	1,474,192,579	1,612,678,587
Reinvested	135,762	280,174
Redeemed	(1,350,395,314)	(1,834,297,551)

Change in shares resulting from capital transactions	123,933,027	(221,338,790)

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS

Prime Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

	Net Asset Value, Beginning of Period	Investment Activities				Distributions		Net Asset Value, End of Period
		Net Investment Income		Net Realized / Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions
RBC Institutional Class 1
Year Ended September 30, 2012	$1.00	(a)	(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2009	1.00	0.01	(a)	(b)	0.01	(0.01)	(0.01)	1.00
Year Ended September 30, 2008	1.00	0.03	(a)	(b)	0.03	(0.03)	(0.03)	1.00
RBC Institutional Class 2
Year Ended September 30, 2012	$1.00	(a)	(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2012	$1.00	(a)	(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
RBC Reserve Class
Year Ended September 30, 2012	$1.00	(a)	(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
RBC Select Class
Year Ended September 30, 2012	$1.00	(a)	(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)	(b)	(b)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.	(c)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS

Prime Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2012	0.09%	$1,746	0.17%	0.09%	0.17%(g)
Year Ended September 30, 2011	0.13%	1,978	0.17%	0.14%	0.17%(g)
Year Ended September 30, 2010	0.19%	4,051	0.17%	0.19%	0.17%(g)
Year Ended September 30, 2009	0.95%	4,426	0.55%(f)	1.03%	0.55%
Year Ended September 30, 2008	3.02%	10,591	0.84%	2.94%	0.87%
RBC Institutional Class 2
Year Ended September 30, 2012	0.01%	$633	0.25%	0.01%	0.27%
Year Ended September 30, 2011	0.04%	687	0.26%	0.04%	0.27%
Year Ended September 30, 2010	0.09%	830	0.27%	0.07%	0.27%
Period Ended September 30, 2009(c)	0.62%(d)	19	0.31%(e)	0.45%(e)	0.32%(e)
RBC Investor Class
Year Ended September 30, 2012	0.01%	$2,816	0.26%	0.01%	1.12%
Year Ended September 30, 2011	0.01%	3,199	0.30%	0.01%	1.12%
Year Ended September 30, 2010	0.01%	3,995	0.35%	0.01%	1.13%
Period Ended September 30, 2009(c)	0.15%(d)	4,659	0.91%(e)	0.16%(e)	1.19%(e)
RBC Reserve Class
Year Ended September 30, 2012	0.01%	$5,453	0.26%	0.01%	1.02%
Year Ended September 30, 2011	0.01%	5,032	0.29%	0.01%	1.01%
Year Ended September 30, 2010	0.01%	5,165	0.35%	0.01%	1.03%
Period Ended September 30, 2009(c)	0.22%(d)	4,870	0.83%(e)	0.24%(e)	1.08%(e)
RBC Select Class
Year Ended September 30, 2012	0.01%	$1,668	0.26%	0.01%	0.92%
Year Ended September 30, 2011	0.01%	1,595	0.29%	0.01%	0.92%
Year Ended September 30, 2010	0.01%	1,572	0.35%	0.01%	0.92%
Period Ended September 30, 2009(c)	0.27%(d)	1,383	0.77%(e)	0.29%(e)	0.97%(e)

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(d)	Not annualized.
(e)	Annualized.
(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(g)	There were no waivers or reimbursements during the period.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income	Net Realized/ Unrealized Gain/(Loss) on Investments		Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
RBC Institutional Class 1
Year Ended September 30, 2012	$1.00	(a)(b)	(b	)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Year Ended September 30, 2009	1.00	0.01(a)	(b	)	0.01	(0.01)	(0.01)	1.00
Year Ended September 30, 2008	1.00	0.03(a)	(b	)	0.03	(0.03)	(0.03)	1.00
RBC Institutional Class 2
Year Ended September 30, 2012	$1.00	(a)(b)	(b	)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
RBC Investor Class
Year Ended September 30, 2012	$1.00	(a)(b)	(b	)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
RBC Reserve Class
Year Ended September 30, 2012	$1.00	(a)(b)	(b	)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
RBC Select Class
Year Ended September 30, 2012	$1.00	(a)(b)	(b	)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b	)	(b)	(b)	(b)	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	Less than $0.01 or $(0.01) per share.
(c)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.

See notes to financial statements.

44

FINANCIAL HIGHLIGHTS

U.S. Government Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2012	0.01%	$1,046	0.16%	0.01%	0.17%
Year Ended September 30, 2011	0.05%	1,580	0.17%	0.05%	0.17%
Year Ended September 30, 2010	0.11%	662	0.17%	0.11%	0.17%(g)
Year Ended September 30, 2009	0.73%	848	0.49%(f)	0.98%	0.49%(g)
Year Ended September 30, 2008	2.70%	3,266	0.72%	2.51%	0.72%(g)
RBC Institutional Class 2
Year Ended September 30, 2012	0.01%	$213	0.16%	0.01%	0.27%
Year Ended September 30, 2011	0.01%	142	0.20%	0.01%	0.27%
Year Ended September 30, 2010	0.02%	124	0.27%	0.02%	0.27%
Period Ended September 30, 2009(c)	0.44%(d)	14	0.30%(e)	0.56%(e)	0.30%(e)
RBC Investor Class
Year Ended September 30, 2012	0.01%	$857	0.16%	0.01%	1.12%
Year Ended September 30, 2011	0.01%	981	0.21%	0.01%	1.12%
Year Ended September 30, 2010	0.01%	1,260	0.27%	0.01%	1.13%
Period Ended September 30, 2009(c)	0.11%(d)	1,372	0.65%(e)	0.07%(e)	1.17%(e)
RBC Reserve Class
Year Ended September 30, 2012	0.01%	$1,896	0.16%	0.01%	1.02%
Year Ended September 30, 2011	0.01%	1,748	0.21%	0.01%	1.02%
Year Ended September 30, 2010	0.01%	1,752	0.27%	0.01%	1.03%
Period Ended September 30, 2009(c)	0.14%(d)	1,714	0.65%(e)	0.15%(e)	1.06%(e)
RBC Select Class
Year Ended September 30, 2012	0.01%	$1,309	0.16%	0.01%	0.92%
Year Ended September 30, 2011	0.01%	1,262	0.21%	0.01%	0.92%
Year Ended September 30, 2010	0.01%	1,139	0.27%	0.01%	0.93%
Period Ended September 30, 2009(c)	0.17%(d)	1,233	0.63%(e)	0.18%(e)	0.95%(e)

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(d)	Not annualized.
(e)	Annualized.
(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(g)	There were no waivers or reimbursements during the period.

See notes to financial statements.

45

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund	(Selected data for a share outstanding throughout the periods indicated)

	Net Asset Value, Beginning of Period	Investment Activities			Distributions		Net Asset Value, End of Period
		Net Investment Income	Net Realized/ Unrealized Gain/(Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains
RBC Institutional Class 1
Year Ended September 30, 2012	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2009	1.00	0.01(a)	(b)	0.01	(0.01)	—	1.00
Year Ended September 30, 2008	1.00	0.02(a)	(b)	0.02	(0.02)	—	1.00
RBC Institutional Class 2
Year Ended September 30, 2012	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00
RBC Investor Class
Year Ended September 30, 2012	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00
RBC Reserve Class
Year Ended September 30, 2012	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00
RBC Select Class
Year Ended September 30, 2012	$1.00	(a)(b)	(b)	(b)	(b)	(b)	$1.00
Year Ended September 30, 2011	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Year Ended September 30, 2010	1.00	(a)(b)	(b)	(b)	(b)	(b)	1.00
Period Ended September 30, 2009(c)	1.00	(a)(b)	(b)	(b)	(b)	—	1.00

(a)	Per share net investment income has been calculated using the average daily shares method.	(c)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(b)	Less than $0.01 or $(0.01) per share.

See notes to financial statements.

46

FINANCIAL HIGHLIGHTS

Tax-Free Money Market Fund (cont.)	(Selected data for a share outstanding throughout the periods indicated)

		Ratios/Supplemental Data
	Total Return	Net Assets, End of Period (millions)	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses to Average Net Assets*
RBC Institutional Class 1
Year Ended September 30, 2012	0.02%	$26	0.16%	0.02%	0.19%
Year Ended September 30, 2011	0.09%	37	0.18%	0.10%	0.19%
Year Ended September 30, 2010	0.25%	71	0.18%	0.22%	0.18%(g)
Year Ended September 30, 2009	0.74%	51	0.71%(f)	1.49%	0.71%
Year Ended September 30, 2008	1.95%	904	0.80%	1.90%	0.84%
RBC Institutional Class 2
Year Ended September 30, 2012	0.01%	$202	0.17%	0.01%	0.29%
Year Ended September 30, 2011	0.02%	214	0.26%	0.02%	0.29%
Year Ended September 30, 2010	0.15%	282	0.28%	0.09%	0.28%
Period Ended September 30, 2009(c)	0.41%(d)	(h)	0.34%(e)	0.45%(e)	0.34%(e)
RBC Investor Class
Year Ended September 30, 2012	0.01%	$162	0.17%	0.01%	1.13%
Year Ended September 30, 2011	0.02%	167	0.26%	0.01%	1.14%
Year Ended September 30, 2010	0.02%	210	0.42%	0.01%	1.15%
Period Ended September 30, 2009(c)	0.04%(d)	202	0.76%(e)	0.03%(e)	1.19%(e)
RBC Reserve Class
Year Ended September 30, 2012	0.01%	$600	0.17%	0.01%	1.04%
Year Ended September 30, 2011	0.02%	520	0.26%	0.01%	1.04%
Year Ended September 30, 2010	0.02%	612	0.40%	0.01%	1.04%
Period Ended September 30, 2009(c)	0.06%(d)	432	0.74%(e)	0.05%(e)	1.09%(e)
RBC Select Class
Year Ended September 30, 2012	0.01%	$373	0.17%	0.01%	0.94%
Year Ended September 30, 2011	0.02%	300	0.26%	0.01%	0.93%
Year Ended September 30, 2010	0.02%	286	0.40%	0.01%	0.94%
Period Ended September 30, 2009(c)	0.11%(d)	242	0.68%(e)	0.10%(e)	0.99%(e)

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(c)	For the period from November 21, 2008 (commencement of operations) to September 30, 2009.
(d)	Not annualized.
(e)	Annualized.
(f)	Beginning November 21, 2008, the net operating expenses were contractually limited to 0.20% of average daily net assets. The ratio of net expenses to average net assets represents a blended percentage for the year ended September 30, 2009.
(g)	There were no waivers or reimbursements during the period.
(h)	Less than $1,000,000.

See notes to financial statements.

47

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1. Organization

RBC Funds Trust (“the Trust”), is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 13 portfolios. Predecessor funds to the Trust were reorganized as portfolios of the Trust effective April 16, 2004. This annual report includes the following three investment portfolios (“Funds”):

-	Prime Money Market Fund
-	U.S. Government Money Market Fund
-	Tax-Free Money Market Fund

The Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund offer five share classes: RBC Institutional Class 1, RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and RBC Select Class.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or of BNY Mellon Investment Servicing (US) Inc.

(“BNYMellon”) (“Co-Administrator”).

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Securities held by the Funds are valued at amortized cost, which approximates fair value, in order to maintain a constant net asset value of $1.00 per share. If amortized cost no longer approximates fair value due to credit or other impairments of an issuer, the Fund will use pricing and valuation procedures approved by the Trust’s Board of Trustees (“Board”) to determine a security’s fair value.

Money market funds must invest exclusively in high quality securities. To be considered high quality, a security generally must be rated in one of the two highest short-term credit quality categories by at least two nationally recognized rating organizations such as Standard & Poors Corporation or Moody’s Investors Service or Fitch Investors Service. If unrated, a security must be determined by the Advisor to be of comparable quality.

The Funds’ Board has policies and procedures for the valuation of each Fund’s assets and has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the procedures, including the responsibility for determining the fair value of the Fund’s securities or other assets. The Pricing Committee includes representatives of the Funds’ Advisor, Co- Administrator and sub-advisor, including personnel from accounting and operations, investment management, trading, risk analytics, compliance and legal.

The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, and includes a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures and related controls. At least a quorum of the Committee meets more frequently, as needed, to consider and approve time-sensitive fair valuation actions. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee

48

NOTES TO FINANCIAL STATEMENTS

and the Board at each of it’s regularly scheduled meetings to discuss valuation matters and actions taken during the period.

Fair value methods used include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors used in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

In such cases where a security price is unavailable, the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, or where Fund Management determines that the value provided by the pricing services does not approximate fair value, the value of the security or asset will be determined in good faith by the Pricing Committee as authorized by the Board, generally based upon recommendation provided by the Advisor. Fair valuation may also be used when a significant valuation event is determined to have occurred. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the New York Stock Exchange; an extraordinary event like a natural disaster or terrorist act occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities.

When the Funds use fair valuation methods that use significant unobservable inputs to determine their NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 3 of fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realize gains and losses, reviews of missing and stale prices and large movements in market value and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Funds’ Board.

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

—  Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

—  Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Generally, the types of securities included in Level 2 for the Funds are U.S. Treasury bills and certain money market instruments, including those valued at amortized cost under Rule 2a-7. Observable inputs may include quoted prices for similar securities, interest rates, prepayment spreads, etc. Amortized cost approximates the current fair value of a security, but is not obtained from a quoted price in an active market.

49

NOTES TO FINANCIAL STATEMENTS

—   Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Funds’ own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Fund’s investments as of September 30, 2012 is as follows:

Funds	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Prime Money Market	$—	$12,311,890,008(b)(c)	$—	$12,311,890,008
U.S. Government Money Market	—	5,338,924,404(b)(c)	—	5,338,924,404
Tax-Free Money Market	10,000,000(a)	1,346,506,266(c)	—	1,356,506,266

(a) Level 1 investments consist of Investment Companies.

(b) The breakdown of the Fund’s investments by security type is disclosed in the Schedules of Portfolio Investments.

(c) The breakdown of the Fund’s investments by state classification or political subdivision is disclosed in the Schedules of Portfolio Investments.

During the year ended September 30, 2012, the Funds recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, Fund Management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

Investment Transactions and Income:

Investment transactions are accounted for on the date the security is bought or sold (“trade date”). Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost

50

NOTES TO FINANCIAL STATEMENTS

basis). Interest income is recognized on the accrual basis. The Funds amortize all premiums and discounts on debt securities.

When Issued Transactions:

The Funds may engage in when-issued transactions. The Funds record when-issued securities on the trade date and maintain sufficient liquidity so that cash will be available to make payment for the securities purchased. Securities purchased on a when-issued basis are valued daily beginning on trade date and begin earning interest on the settlement date. As of September 30, 2012, the Funds held no when-issued securities.

Repurchase Agreements:

The Funds may enter into repurchase agreements with counterparties whom the advisor has deemed creditworthy, including primary dealers that report to the Federal Reserve Bank of New York or other large U.S. commercial banks or broker-dealers. These repurchase agreements are subject to the seller’s agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Funds plus interest negotiated on the basis of current short-term rates.

Securities pledged by the dealers as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreement. The Funds have procedures to monitor additional collateral, if needed, to ensure that the daily market value of the collateral remains in excess of the market value of the repurchase agreement in the event of a default.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or investment advisory fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense. Individual share classes within a Fund are charged expenses specific to that class, such as distribution fees. Within a Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based on the proportion of relative net assets.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gain distributions to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gains, if any, are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from US GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g. distribution in excess of net investment income), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the year ended September 30, 2012, reclassifications for permanent differences were as follows:

	Increase Undistributed Net Investment Income	Increase Accumulated Realized Gains	Decrease Accumulated Paid-in-Capital
Tax-Free Money Market Fund	$371	$0	$(371)

Credit Enhancement:

Certain obligations held in the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit;

51

NOTES TO FINANCIAL STATEMENTS

liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages the Funds’ assets and furnishes related office facilities, equipment, research and personnel. The agreements require the Funds to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contract RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets as follows:

Annual Rate
Prime Money Market Fund	0.10%
U.S. Government Money Market Fund	0.10%
Tax-Free Money Market Fund	0.10%

RBC Institutional Class 1 of Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund pays the Advisor an annual shareholder services administration fee of 0.05% of the average daily net assets attributable to RBC Institutional Class 1 shares of a Fund that is used to compensate financial intermediaries for providing services to shareholders and maintaining shareholder accounts. This shareholder services administration fee is not paid pursuant to Rule 12b-1.

RBC GAM (US) has contractually agreed to waive fees and/or reimburse expenses under an Expense Limitation Agreement in order to maintain the net annual fund operating expenses at 0.20% for RBC Institutional Class 1 of the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund. During the year ended September 30, 2012, there were no fees waived under this agreement.

RBC GAM (US) and BNY Mellon serve as co-administrators to the Funds. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. RBC GAM (US) does not receive an administration services fee. BNY Mellon receives a fee for its services payable by the Funds based on the Fund’s average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the advisor or the co-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The RBC Funds currently pay each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the advisor, administrator or distributor) an annual retainer of $32,500. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 ($5,500 effective October 1,2012) for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Security Transactions with Affiliated Funds

During the year ended September 30, 2012, the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund engaged in security purchase and sale transactions with other RBC Funds or investment advisory clients managed by RBC GAM (US). These purchase and sale transactions complied with Rule 17a-7 under the Investment Company Act of 1940 (as amended) and amounted to $0 and $148,725,000 for Prime Money Market Fund, respectively, $96,225,000 and $0 for U.S. Government Money Market Fund, respectively, and $42,225,000 and $0 for Tax-Free Money Market Fund, respectively.

52

NOTES TO FINANCIAL STATEMENTS

4. Fund Distribution

The Prime Money Market, U. S. Government Money Market and Tax-Free Money Market Funds have adopted a Shareholder Account and Distribution Services (12b-1) Plan (the “Plan”) with respect to RBC Institutional Class 2, RBC Investor Class, RBC Reserve Class and the RBC Select Class, in which Quasar Distributors LLC (the “Distributor”) acts as the Funds’ distributor. The Plan permits each Fund to make payments for or to reimburse the Distributor or others, including RBC Capital Markets, LLC monthly for distribution-related costs and expenses of marketing shares of each share class covered under the Plan, and/or for providing shareholder services. The following chart shows the current Plan fee rate for each class:

	RBC Institutional Class 2	RBC Investor Class	RBC Reserve Class	RBC Select Class
12b-1 Plan Fee	0.15%	1.00%	0.90%	0.80%

Plan fees are based on average daily net assets of the applicable class. Up to 0.25% of each Plan fee may be designated as a Service Fee, as defined by the applicable rules of the Financial Industry Regulatory Authority.

Pursuant to a Shareholder Account and Distribution Services Agreement between the Distributor and RBC Capital Markets, LLC, the Distributor has agreed to compensate RBC Capital Markets for certain shareholder account servicing support provided to the Funds. RBC Capital Markets has agreed to waive fees and/or reimburse expenses in order to maintain the net annual fund operating expenses for each class listed below for each Fund to the following amounts:

Fund	Operating Expense Limit
Prime Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.05%
RBC Reserve Class	0.90%
RBC Select Class	0.80%

U.S. Government Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.77%

Tax-Free Money Market Fund
RBC Institutional Class 2	0.30%
RBC Investor Class	1.00%
RBC Reserve Class	0.85%
RBC Select Class	0.70%

This Expense Limitation Agreement is in place until January 31, 2014 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC Capital Markets, any expenses in excess of the Expense Limitation and repay RBC Capital Markets such amounts, provided the Fund is able to effect such repayment and remain in compliance with the Expense Limitation. At September 30, 2012, the amounts subject to possible recoupment under the expense limitation agreement are $10,453,535, $6,307,484 and $2,169,159 for the Prime Money Market Fund, U.S. Government Money Market Fund and Tax-Free Money Market Fund, respectively.

RBC Capital Markets may voluntarily waive and/or reimburse additional fund operating expenses at any time, such as to maintain a minimum yield in a fund. Any such voluntary program may be modified or discontinued at any time without notice.

53

NOTES TO FINANCIAL STATEMENTS

For the year ended September 30, 2012, the following distribution fees were waived:

Fund	Distribution Fees Waived
Prime Money Market Fund
RBC Institutional Class 2	$ 130,776
RBC Investor Class	25,727,002
RBC Reserve Class	39,931,308
RBC Select Class	10,896,290

U.S. Government Money Market Fund
RBC Institutional Class 2	$ 213,152
RBC Investor Class	8,713,047
RBC Reserve Class	16,351,106
RBC Select Class	10,267,247

Tax-Free Money Market Fund
RBC Institutional Class 2	$ 267,027
RBC Investor Class	1,620,806
RBC Reserve Class	5,068,252
RBC Select Class	2,716,368

For the year ended September 30, 2012, shareholder servicing fees were voluntarily waived for the RBC Institutional Class 1 in the amount of $234,290 and $8,677 for the U.S. Government Money Market Fund and the Tax-Free Money Market Fund, respectively.

54

NOTES TO FINANCIAL STATEMENTS

5. Capital Share Transactions

The number of shares sold, reinvested and redeemed correspond to the net proceeds from sale of shares, reinvestments of dividends and cost of shares redeemed, respectively, since shares are redeemed at $1.00 per share.

Transactions for the period were as follows:

	Prime Money Market Fund		U.S. Government Money Market Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$25,164,341,039	$47,958,836,084	$3,157,517,444	$8,471,837,355
Distributions reinvested	1,126,687	2,779,850	134,444	335,353
Cost of shares redeemed	(25,398,322,531)	(50,033,766,650)	(3,691,676,658)	(7,553,849,882)

Change in RBC Institutional Class 1	$(232,854,805)	$(2,072,150,716)	$(534,024,770)	$918,322,826

RBC Institutional Class 2
Proceeds from shares issued	$801,609,519	$1,537,763,049	$836,793,426	$664,679,726
Distributions reinvested	72,815	370,876	19,944	15,107
Cost of shares redeemed	(856,449,804)	(1,680,872,073)	(766,228,403)	(646,731,961)

Change in RBC Institutional Class 2	$(54,767,470)	$(142,738,148)	$70,584,967	$17,962,872

RBC Investor Class
Proceeds from shares issued	$1,153,629,144	$1,487,557,623	$542,432,684	$470,599,974
Distributions reinvested	298,786	367,405	98,323	108,072
Cost of shares redeemed	(1,537,077,816)	(2,283,435,059)	(666,444,357)	(750,374,803)

Change in RBC Investor Class	$(383,149,886)	$(795,510,031)	$(123,913,350)	$(279,666,757)

RBC Reserve Class
Proceeds from shares issued	$2,523,866,545	$2,563,297,367	$1,148,674,713	$1,052,547,577
Distributions reinvested	523,147	529,679	204,387	175,364
Cost of shares redeemed	(2,103,428,295)	(2,696,929,651)	(1,000,971,147)	(1,056,632,356)

Change in RBC Reserve Class	$420,961,397	$(133,102,605)	$147,907,953	$(3,909,415)

RBC Select Class
Proceeds from shares issued	$1,576,413,535	$1,836,063,957	$1,356,370,798	$1,072,107,854
Distributions reinvested	163,775	175,333	145,204	116,854
Cost of shares redeemed	(1,503,087,081)	(1,813,856,530)	(1,309,088,940)	(950,019,970)

Change in RBC Select Class	$73,490,229	$22,382,760	$47,427,062	$122,204,738

Change in net assets resulting from capital transactions	$(176,320,535)	$(3,121,118,740)	$(392,018,138)	$774,914,264

55

NOTES TO FINANCIAL STATEMENTS

	Tax-Free Money Market Fund

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
CAPITAL TRANSACTIONS:
RBC Institutional Class 1
Proceeds from shares issued	$564	$47,748,219
Distributions reinvested	4,082	45,747
Cost of shares redeemed	(11,001,070)	(81,866,423)

Change in RBC Institutional Class 1	$(10,996,424)	$(34,072,457)

RBC Institutional Class 2
Proceeds from shares issued	$253,598,353	$310,679,168
Distributions reinvested	21,525	68,926
Cost of shares redeemed	(266,108,021)	(378,104,024)

Change in RBC Institutional Class 2	$(12,488,143)	$(67,355,930)

RBC Investor Class
Proceeds from shares issued	$230,399,893	$201,253,242
Distributions reinvested	16,795	28,344
Cost of shares redeemed	(235,627,975)	(243,457,745)

Change in RBC Investor Class	$(5,211,287)	$(42,176,159)

RBC Reserve Class
Proceeds from shares issued	$502,337,412	$530,161,442
Distributions reinvested	58,202	91,163
Cost of shares redeemed	(423,287,442)	(622,044,607)

Change in RBC Reserve Class	$79,108,172	$(91,792,002)

RBC Select Class
Proceeds from shares issued	$487,856,357	$522,836,516
Distributions reinvested	35,158	45,994
Cost of shares redeemed	(414,370,806)	(508,824,752)

Change in RBC Select Class	$73,520,709	$14,057,758

Change in net assets resulting from capital transactions	$123,933,027	$(221,338,790)

6. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions applicable to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

Management has analyzed the Funds’ tax positions taken or expected to be taken on federal income tax returns for all open tax years (current and prior three tax years) and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

56

NOTES TO FINANCIAL STATEMENTS

As of and during the year ended September 30, 2012, the Funds did not have a liability for any unrecognized tax benefits. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the year, the Funds did not incur any interest or penalties.

The tax character of distributions during the year ended September 30, 2012 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*

Prime Money Market Fund	$2,737,620	$—	$—	$2,737,620	$ —	$2,737,620
U.S. Government Money Market Fund	634,851	—	—	634,851	—	634,851
Tax-Free Money Market Fund	1,794	—	—	1,794	134,614	136,408

The tax character of distributions during the year ended September 30, 2011 were as follows:

	Distributions Paid From
	Ordinary Income	Net Long Term Capital Gains	Net Short Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Total Distributions Paid*
Prime Money Market Fund	$6,289,029	$ —	$ —	$6,289,029	$ —	$6,289,029
U.S. Government Money Market Fund	1,024,577	—	—	1,024,577	—	1,024,577
Tax-Free Money Market Fund	841	50,212	21,587	72,640	208,414	281,054

  *Total distributions paid may differ from the Statements of Changes in Net Assets because distributions are recognized when actually paid for tax purposes.

As of September 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Distributions Payable	Accumulated Capital Loss Carryforwards	Deferred Qualified Late-Year Losses	Unrealized Depreciation	Total Accumulated Earnings/(Losses)

Prime Money Market Fund	$75,351	$—	$—	$(76,382)	$(4,195,564)	$ —	$—	$(4,196,595)
U.S. Government Money Market Fund	21,234	—	—	(1,265)	—	—	—	19,969
Tax-Free Money Market Fund	—	—	—	—	(10,264)	(6,606)	—	(16,870)

As of September 30, 2012, the following Funds had net capital loss carryforwards to offset future net capital gains, if any:

	Capital Loss Carryforward	Expires
Prime Money Market Fund	$4,195,564	2017

Tax-Free Money Market Fund	10,264	2019

Capital loss carryforwards utilized in the current year were $151,314 and $1,996 for the Prime Money Market Fund and Tax-Free Money Market Fund, respectively.

57

NOTES TO FINANCIAL STATEMENTS

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Tax-Free Money Market Fund deferred short-term qualified late-year capital losses of $6,606, which will be treated as arising on the first business day of the year ending September 30, 2013.

7. Line of Credit

Tax-Free Money Market Fund is the sole participant in an uncommitted, unsecured $150,000,000 line of credit with U.S. Bank N.A. (the “Bank”), the Fund’s custodian, to be used only for liquidity and other purposes. Interest is charged on borrowings under this line of credit at the Bank’s prime lending rate –  1/2% per annum. There were no loans outstanding pursuant to this line of credit at September 30, 2012. During the year ended September 30, 2012, the Tax-Free Money Market Fund did not utilize this line of credit.

8. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements.

58

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust:

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of Prime Money Market Fund, U.S Government Money Market Fund and Tax-Free Money Market Fund (collectively the “Funds”), three of the portfolios constituting the RBC Funds Trust as of September 30, 2012, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds were not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Funds’ custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of RBC Funds Trust referred to above, as of September 30, 2012, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 27, 2012

59

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

During the fiscal year ended September 30, 2012, the Tax-Free Money Market Fund declared tax-exempt distributions of $134,614.

The Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2012, as U.S. Government Income as follows:

Prime Money Market Fund	3.50%
U.S. Government Money Market Fund	21.08%

U.S. Government Income represents the amount of interest that was derived from direct U.S. Government obligations. Generally, such interest is exempt from state income tax. However, for residents of California, New York and Connecticut the statutory threshold requirements were not satisfied. Due to the diversity in state and local tax law, it is recommended you consult a tax adviser as to the applicability of the information provided for your specific situation.

The Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2012, as Qualified Interest Income as defined in the Internal Revenue Code as follows:

Prime Money Market Fund	82.80%
U.S. Government Money Market Fund	100.00%
Tax-Free Money Market Fund	79.32%

The Funds report a portion of the income dividends distributed during the fiscal year ended September 30, 2012, as Qualified Short-Term Gain as defined in the Internal Revenue Code as follows:

U.S. Government Money Market Fund	100.00%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. For each item above, it is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

60

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

61

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (60)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (48)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (48)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012; Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present) Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

James A. Gallo (48)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

62

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Lee Thoresen (41)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

63

SUPPLEMENTAL INFORMATION (Unaudited)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) and (2) ongoing costs, including management fees; 12b-1 distribution and service fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses and Performance

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,000.50	$0.85	0.17%
RBC Institutional Class 2	1,000.00	1,000.10	1.34	0.27%
RBC Investor Class	1,000.00	1,000.10	1.34	0.27%
RBC Reserve Class	1,000.00	1,000.10	1.34	0.27%
RBC Select Class	1,000.00	1,000.10	1.34	0.27%
U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.10	0.85	0.17%
RBC Institutional Class 2	1,000.00	1,000.10	0.85	0.17%
RBC Investor Class	1,000.00	1,000.10	0.85	0.17%
RBC Reserve Class	1,000.00	1,000.10	0.85	0.17%
RBC Select Class	1,000.00	1,000.10	0.85	0.17%
Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,000.10	0.85	0.17%
RBC Institutional Class 2	1,000.00	1,000.10	0.94	0.19%
RBC Investor Class	1,000.00	1,000.10	0.90	0.18%
RBC Reserve Class	1,000.00	1,000.10	0.90	0.18%
RBC Select Class	1,000.00	1,000.10	0.90	0.18%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/366 (to reflect one-half year period).

64

SUPPLEMENTAL INFORMATION (Unaudited)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
Prime Money Market Fund
RBC Institutional Class 1	$1,000.00	$1,024.02	$0.86	0.17%
RBC Institutional Class 2	1,000.00	1,023.52	1.36	0.27%
RBC Investor Class	1,000.00	1,023.52	1.36	0.27%
RBC Reserve Class	1,000.00	1,023.52	1.36	0.27%
RBC Select Class	1,000.00	1,023.52	1.36	0.27%
U.S. Government Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.02	0.86	0.17%
RBC Institutional Class 2	1,000.00	1,024.02	0.86	0.17%
RBC Investor Class	1,000.00	1,024.02	0.86	0.17%
RBC Reserve Class	1,000.00	1,024.02	0.86	0.17%
RBC Select Class	1,000.00	1,024.02	0.86	0.17%
Tax-Free Money Market Fund
RBC Institutional Class 1	1,000.00	1,024.02	0.86	0.17%
RBC Institutional Class 2	1,000.00	1,023.92	0.96	0.19%
RBC Investor Class	1,000.00	1,023.97	0.91	0.18%
RBC Reserve Class	1,000.00	1,023.97	0.91	0.18%
RBC Select Class	1,000.00	1,023.97	0.91	0.18%

*	Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/366 (to reflect one-half year period).

65

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreements

In September 2012, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees (the “Trustees”) determined to approve the continuation of the investment advisory agreements (“Agreements”) with the Advisor for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor, including information as to each Fund’s performance. With regard to the Funds’ performance, the Trustees were provided with two comparisons: the Lipper information provided comparative data for institutional money market funds and supplemental data from Crane Data LLC provided more relevant comparative money market fund data, including information on other cash sweep options available to brokerage clients.

The Trustees reviewed the Funds’ performance data and noted that, although the low interest rate environment had made it difficult for money market funds in general, the Funds are performing competitively. The Trustees also noted that the Funds generally have a lower exposure to European securities than their competitors and are more conservative in their approach to liquidity and preservation of capital. The Trustees were satisfied with the quality and capabilities of the money market fund portfolio management and analyst team and with the overall investment performance of the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees also considered the voluntary and contractual agreements by the Advisor and its affiliates to subsidize fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably.

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were reasonable and fair in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Funds and their shareholders for the Trustees to approve the continuation of the Agreements as well as the expense limitation arrangements for the Funds. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

66

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67

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68

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2012.

NOT FDIC INSURED — NO BANK GUARANTEE — MAY LOSE VALUE

RBC Global Asset Management (U.S.), Inc. serves as investment adviser for the RBC Funds.

RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest

Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-MM AR 09-12

Annual Report

For the year ended September 30, 2012

Access Capital Community Investment Fund RBC Global Asset Management TM

	RBC Funds
About Your Annual Report

This annual report includes detailed information about the Access Capital Community Investment Fund (the “Fund”) including financial statements, performance, and a complete list of holdings.

The Fund compares its performance against the Barclays U.S. Securitized Index and the Barclays U.S. Aggregate Bond Index which are widely used market indices.

We hope the financial information presented will help you evaluate your investment in the Fund. We also encourage you to read your Fund’s prospectus for further detail as to the Fund’s investment policies and risk profile. Fund prospectuses and performance information subsequent to the date of this report are available on our website at www.rbcgam.us.

A description of the policies and procedures that your Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 1-800-422-2766; (ii) on the Fund’s website at www.rbcgam.us; and (iii) on the Securities and Exchange Commission’s (the “Commission”) website at http://www.sec.gov.

Information regarding how your Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (i) on the Fund’s website at www.rbcgam.us; and (ii) on the Commission’s website at http://www.sec.gov.

A schedule of the Fund’s portfolio holdings will be filed with the Commission for the first and third quarters of each fiscal year on Form N-Q. This information is available on the Commission’s website at http://www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 1-202-551-8090.

Table of
Contents
	Letter from the CIO	1
	Portfolio Managers	4
	Performance Summary	5
	Management Discussion and Analysis	6
	Schedule of Portfolio Investments	9
	Financial Statements
	- Statement of Assets and Liabilities	30
	- Statement of Operations	32
	- Statements of Changes in Net Assets	33
	- Statement of Cash Flows	34
	Financial Highlights	36
	Notes to Financial Statements	38
	Report of Independent Registered Public Accounting Firm	51
	Other Federal Income Tax Information	52
	Management	53
	Share Class Information	56
	Supplemental Information	57
	Approval of Investment Advisory Agreement	58

LETTER FROM THE CIO

Dear Shareholder:

The Access Capital Community Investment Fund (the “Fund”) enjoyed another solid year of providing double bottom line returns (the combination of income and social impact) amid markets riddled with uncertainty and a dampened global economic environment.

The Fund invests primarily in customized U.S. agency guaranteed mortgage-backed securities (MBS) targeted to low-and moderate-income homebuyers as well as a variety of government-backed loans and municipal securities supporting affordable rental housing, small businesses and other entities serving the needs of low and moderate income communities. In addition to increasing capital flows into underserved communities, over time the Fund’s investment process has provided investors with a competitive rate of return in a wide variety of market conditions.

For the fiscal year ended September 30, 2012, the Fund had a net total return of 4.62% compared to a return of 4.17% for the Barclays U.S. Securitized Index, an unmanaged index that tracks the performance of mortgage-backed securities issued by Ginnie Mae, Fannie Mae and Freddie Mac as well as investment grade bonds and asset-backed securities.

In addition to its yield, the Fund has also demonstrated the ability to preserve capital for shareholders as reflected in the highest overall Lipper Leader ranking we can achieve for principal preservation. For the trailing 3-year, 5- year and 10-year periods ending September 30, 2012,[1] the Access Capital Community Investment Fund is designated as a Lipper Leader in the Preservation category among 4,396 U.S. fixed income funds.

The Access Capital Community Investment Fund continues to have a positive impact in underserved communities by filling capital gaps. The Fund is concluding its fourteenth year of providing returns to shareholders that include both an economic and a social benefit (“double bottom line returns”). The Fund’s investments have promoted home ownership, affordable rental housing, education, community health centers and small businesses. As of September 30, 2012, eligible shareholders, as defined in the prospectus, had elected to have their investment amounts invested in 46 states, the District of Columbia, and one U.S. territory. Since inception, the Fund purchased 12,069 mortgages for low- and moderate-income individuals, 16,979 units of affordable rental housing and 346 loans for small business development.

There are two distinct ways of looking at recent events in the global economy — one view that is more pessimistic, and another that holds more hope for the future. On the pessimistic side, a lack of clarity in Europe, slowing growth in China and uncertainty stemming from the approaching fiscal cliff continue to hang over the global economy. Consumer activity is slowing, prompting businesses to reduce inventories, stockpile cash and, for the time being, rein in capital investment and hiring.

In our view, this bad news is primarily short term in nature and, thus, we tend toward a more optimistic interpretation of recent events. Several of the chronic dysfunctions that have long held back the economy are beginning to normalize. This is true of U.S. housing, credit, and, to a lesser extent, employment. Corporations continue to deliver strong earnings and valuations

1

LETTER FROM THE CIO

have edged higher. Financial markets seem to agree with our more positive view. In any environment, however, we remain dedicated to our goal of preserving shareholder assets while striving to deliver the double bottom line results our investors expect—competitive income and meaningful social impact for underserved communities. Thank you for your continued confidence and trust in the Access Capital Community Investment Fund.

Sincerely,

Michael Lee, CFA
CEO, President and Chief Investment Officer
RBC Global Asset Management (U.S.) Inc.
Past performance is not a guarantee of future results.

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security. Please refer to the Schedule of Investments in this report for a complete list of fund holdings.

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

The information provided herein represents the opinions of the Fund Managers and is not intended to be a forecast of future results, nor investment advice.

[1]Lipper Leader scores are subject to change every month and are calculated for the following time periods: 3-year, 5-year, 10-year, and overall. The overall calculation is based on an equal-weighted average of percentile rank for each category metric over three-, five-, and ten-year periods. The top 20% of funds in each classification are rated 5 and are named Lipper Leaders, the next 20% are rated 4, the middle 20% are rated 3, the next 20% are rated 2, and the lowest 20% are rated 1. For the three-year period, the Access Capital Community Investment Fund received a Lipper Leader rating of 5 in the Preservation category among 4,333 Fixed Income funds. For the five-year period, the Fund received a Lipper Leader rating of 5 in the Preservation category among 3,638 funds. For the ten-year period, the Fund received a Lipper Leader rating of 5 in the Preservation category among 2,559 funds.

Lipper ratings for preservation reflect a fund’s historical loss avoidance relative to other funds within the same asset class, as of 9/30/2012. Preservation ratings are relative, rather than absolute measures, and funds named Lipper Leaders for Preservation may still experience losses periodically; those losses may be larger for equity and mixed equity funds than for fixed income funds.

2

LETTER FROM THE CIO

Lipper Analytical Services, Inc. is an independent mutual fund research and rating service. Each Lipper peer group represents a universe of Funds with similar investment objectives. Past performance does not guarantee future results.

Investment in the Fund involves risks including, but not limited to: the effects of leveraging the Fund’s portfolio; concentration in the affordable housing market and related mortgage backed securities; competition for investments; interest rate risk; and use of derivatives.

3

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc.(“RBC GAM (US)”) serves as the investment advisor to the Access Capital Community Investment Fund. RBC GAM (US) employs a team approach to the management of the Access Capital Community Investment Fund, with no individual team member being solely responsible for the investment decisions. The Fund’s management team has access to RBC GAM (US)’s investment research and other money management resources.

Brian Svendahl, CFA

Managing Director, Co-Head, U.S. Fixed Income

Brian Svendahl leads the rates research team in RBC GAM (US)’s fixed income group. He is a portfolio manager for many of RBC GAM (US)’s government mandates, researches agency commercial mortgage-backed securities and formulates the firm’s derivative/overlay strategies. Brian joined RBC GAM (US) in 2005. He held several risk management, research and trading positions at Wells Fargo, where he most recently served as senior vice president and risk manager. Brian’s previous responsibilities have also included managing liabilities and implementing balance sheet hedging strategies. He earned a BS in economics from the University of Minnesota and a BBA in finance and an MBA from the University of Minnesota Carlson School of Management. Brian is a CFA charterholder.

Scott Kirby

Vice President, Senior Portfolio Manager

Scott Kirby is a member of the rates research team in RBC GAM (US)’s fixed income group and serves as co-portfolio manager for the firm’s community investment strategy, including the Access Capital Community Investment Fund. Scott joined RBC GAM (US) in 2012 and most recently served as manager of investments of a broad-based asset portfolio for a large foundation, supporting its mission to reduce poverty. Previously he led the structured assets team of Ameriprise Financial/Riversource Investments, where he served as senior portfolio manager for more than $20 billion in agency and non-agency mortgage-backed, commercial mortgage-backed and asset-backed securities. He earned a BS in finance and an MBA in finance from the University of Minnesota Carlson School of Management.

4

PERFORMANCE SUMMARY
Average Annual Total Returns as of September 30, 2012
Access Capital Community Investment Fund
	1 Year	3 Year	5 Year	10 Year	Since Inception	Expense Ratio*
Class A (a)
- Including Maximum Sales Charge of 3.75%	0.44%	3.13%	4.63%	4.03%	4.68%
- At Net Asset Value	4.35%	4.45%	5.44%	4.43%	4.96%	1.03%
Class I (b)
- At Net Asset Value	4.62%	4.71%	5.62%	4.61%	5.24%	0.78%

Barclays U. S. Securitized Index (c)	4.17%	5.56%	6.25%	5.17%	5.90%
Barclays U. S. Aggregate Bond Index (c)	5.16%	6.19%	6.53%	5.32%	5.99%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. For performance data current to most recent month-end go to www.rbcgam.us.

The Barclays U.S. Securitized Index is an unmanaged index that tracks the performance of mortgage-backed pass-through securities issued by Ginnie Mae, Fannie Mae, and Freddie Mac, investment-grade bonds and asset-backed securities.

The Barclays U.S. Aggregate Bond Index is an unmanaged index that tracks the performance of a representative list of government, corporate, asset-backed and mortgage-backed securities.

(a) The inception date for Class A shares of the Fund is January 29, 2009. All performance shown for such class of shares prior to its inception date is based on the performance of the Class I shares of the Fund, adjusted to reflect the fees and expenses of Class A shares, as applicable.

(b) Class I commenced operations on July 28, 2008. The performance in the table reflects the performance of Access Capital Strategies Community Investment Fund, Inc., the predecessor to the Fund. From its inception, June 23, 1998, until May 30, 2006, the predecessor fund elected status as a business development company. From May 31, 2006 until July 27, 2008, the predecessor fund operated as a continuously offered closed-end interval management company. If the predecessor fund had operated as an open-end management company, performance may have been adversely affected. Fund performance reflects applicable fee waivers/expense reimbursements which, if excluded, would cause performance to be lower.

(c) You cannot invest directly into the index. * The Fund’s expenses reflect the most recent year end (September 30, 2012).

5

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Investment Strategy

Invests in geographically specific debt securities located in portions of the United States designated by Fund Shareholders. The Fund invests primarily in debt instruments supporting the affordable housing and economic development serving low- and moderate- income individuals and communities. Investment securities include government-guaranteed loans, asset-backed securities, particularly mortgage-backed securities, small business loans, and taxable municipal securities.

Performance

For the twelve-month period ending September 30, 2012, the Fund had a total return of 4.62% (Class I). That compares to a total return of 4.17% for the Barclays U.S. Securitized Index and 5.16% for the Barclays U.S. Aggregate Bond Index.

Factors That
Made Positive Contributions

●       The Fund’s holdings in agency mortgage-backed securities experienced pre-payments at a slower rate than benchmark agency mortgage-backed securities. As a result, the Fund earned interest at a higher coupon rate for a longer period of time.

●        Spread compression in agency mortgage-backed securities contributed positively to relative performance.

●        The Fund maintained an income advantage relative to the benchmark index during the past year.

Factors That
Detracted from	● Maintaining a cash balance detracted from performance to a small extent
Relative Returns

Fund holdings and sector allocations are subject to change at any time and should not be considered recommendations to buy or sell any security.

Please refer to the Schedule of Portfolio Investments in this report for a complete list of Fund holdings.

6

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Current income and capital appreciation				Investment Objective
Barclays U.S. Securitized Index Barclays U.S. Aggregate Bond Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments)
Fannie Mae Pool #AK2386,	2.98%	Fannie Mae Pool #465537,	1.45%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
3.50%, 2/1/42		4.20%, 7/1/20
Small Business Administration,	2.65%	Fannie Mae Pool #466303,	1.40%
1.45%, 3/25/36		3.54%, 11/1/20
Fannie Mae Pool #463212,	2.01%	Ginnie Mae Series 2012-58,	1.37%
4.68%, 8/1/19		Class B, 2.20%, 3/16/44
Fannie Mae Series 2004-T7,	1.88%	Fannie Mae Pool #AK6715,	1.31%
Class A, 5.12%, 7/25/41		3.50%, 3/1/42
Massachusetts Housing	1.82%	Massachusetts Housing Finance	1.25%
Investment Corp. Term Loan,		Agency Revenue, Series B,
8.25%, 1/31/35		6.53%, 12/1/27
* A listing of all portfolio holdings can be found beginning on page 9.

7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
Access Capital Community Investment Fund
Growth of $10,000 Initial Investment Over 10 Years

The graph reflects an initial investment of $10,000 over a 10 year period and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index do not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares. Performance of other classes will vary due to differences in fee structures.

8

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund

September 30, 2012

Principal Amount		Value
Municipal Bonds — 2.71%
California — 0.22%
$ 255,000	California Rural Home Mortgage Finance Authority Revenue, Series C, 5.40%, 8/1/35, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac), Callable 2/1/17 @ 104	$272,501

975,000	California Statewide Communities Development Authority Revenue, Series B, 5.25%, 10/20/42, (Credit Support: Ginnie Mae), Callable 10/20/17 @ 102	1,014,721

		1,287,222

Delaware — 0.25%
735,000	Delaware State Housing Authority Revenue, Series 2, 1.50%, 1/1/15, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac)	741,005

720,000	Delaware State Housing Authority Revenue, Series 2, 0.95%, 1/1/14, (Credit Support: Ginnie Mae, Fannie Mae, Freddie Mac)	722,225

		1,463,230

Guam — 0.02%
140,000	Guam Power Authority Revenue OID, Series A, 5.00%, 10/1/24, (Credit Support: AMBAC), Callable 10/29/12 @ 100	140,045

Massachusetts — 1.25%
6,790,000	Massachusetts Housing Finance Agency Revenue, Series B, 6.53%, 12/1/27, (Credit Support: NATL-RE,IBC), Callable 6/1/17 @ 100	7,362,329

Mississippi — 0.02%

100,000	Mississippi Home Corp. Multi Family Revenue OID, 5.35%, 8/20/48, (Credit Support: Ginnie Mae, FHA), Callable 9/1/18 @ 105	105,173

New York — 0.69%
665,000	New York City Housing Development Corp. Revenue, Series A, 4.15%, 7/15/15, (Credit Support: Fannie Mae)	700,278

700,000	New York State Housing Finance Agency Revenue, 4.50%, 11/15/27, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	720,685

1,000,000	New York State Housing Finance Agency Revenue, Series A, 4.65%, 11/15/38, (Credit Support: Fannie Mae), Callable 11/15/16 @ 100	1,027,880

9

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$1,620,000	Suffolk County Industrial Development Agency Revenue, 5.70%, 12/1/26, (LOC: Bank of New York), Callable 10/29/12 @ 102	$ 1,633,187

		4,082,030

Texas — 0.20%
1,085,000	Texas Department of Housing & Community Affairs Revenue, 5.13%, 12/1/38, (Credit Support: Fannie Mae), Callable 6/01/21 @ 102(a)	1,185,721

Utah — 0.06%
377,000	Utah Housing Corp. Multi Family Mortgage Revenue, 7.25%, 1/20/26, (Credit Support: Ginnie Mae), Callable 9/30/12 @ 102	380,909

Total Municipal Bonds		16,006,659

(Cost $15,078,748)
Corporate Bonds — 0.20%
Diversified Financials — 0.20%
1,980,645	Pacific Beacon LLC 0.87%, 7/15/51(Credit Support: MBIA)(a)(b)(c)	1,163,906

Total Corporate Bonds		1,163,906

(Cost $1,980,645)
U.S. Government Agency Backed Mortgages — 109.75%
Fannie Mae — 73.10%
1,700,000	(TBA), 3.00%, 10/1/42(b)	1,810,500
500,000	(TBA), 2.55%, 11/1/22(b)	503,871
24,537	Pool #253174, 7.25%, 12/1/29	28,185
22,322	Pool #253214, 7.00%, 1/1/15	23,411
109,015	Pool #257611, 5.50%, 5/1/38	120,019
50,641	Pool #257612, 5.00%, 5/1/38	56,087
379,121	Pool #257613, 5.50%, 6/1/38	417,151
177,760	Pool #257631, 6.00%, 7/1/38	199,098
392,696	Pool #257632, 5.50%, 7/1/38	430,125
286,099	Pool #257649, 5.50%, 7/1/38	314,709
83,752	Pool #257656, 6.00%, 8/1/38	93,806
208,342	Pool #257663, 5.50%, 8/1/38	229,177
519,979	Pool #257857, 6.00%, 12/1/37	574,272
68,837	Pool #257869, 5.50%, 12/1/37	76,430
372,465	Pool #257890, 5.50%, 2/1/38	409,130
668,601	Pool #257892, 5.50%, 2/1/38	734,416
52,720	Pool #257897, 5.50%, 2/1/38	58,536
109,281	Pool #257898, 6.00%, 2/1/38	122,485
97,043	Pool #257899, 5.00%, 2/1/38	107,358
120,075	Pool #257901, 5.50%, 2/1/38	132,008
53,847	Pool #257902, 6.00%, 2/1/38	60,353

10

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$143,902	Pool #257903, 5.50%, 2/1/38	$157,663
198,745	Pool #257904, 6.00%, 2/1/38	221,547
86,098	Pool #257913, 5.50%, 1/1/38	95,192
111,339	Pool #257919, 6.00%, 2/1/38	124,234
77,352	Pool #257926, 5.50%, 3/1/38	85,039
166,115	Pool #257942, 5.50%, 4/1/38	182,882
102,606	Pool #257943, 6.00%, 4/1/38	114,746
82,649	Pool #257995, 6.00%, 7/1/38	92,570
70,554	Pool #258022, 5.50%, 5/1/34	78,381
95,043	Pool #258027, 5.00%, 5/1/34	104,670
111,587	Pool #258030, 5.00%, 5/1/34	122,751
256,942	Pool #258070, 5.00%, 6/1/34	285,135
158,007	Pool #258090, 5.00%, 6/1/34	174,209
56,553	Pool #258093, 5.50%, 6/1/34	62,827
47,671	Pool #258121, 5.50%, 6/1/34	52,960
158,213	Pool #258152, 5.50%, 8/1/34	175,567
437,608	Pool #258157, 5.00%, 8/1/34	479,881
185,061	Pool #258163, 5.50%, 8/1/34	204,984
132,243	Pool #258166, 5.50%, 9/1/34	146,211
82,718	Pool #258171, 5.50%, 10/1/34	91,623
168,106	Pool #258173, 5.50%, 10/1/34	185,442
154,361	Pool #258180, 5.00%, 10/1/34	169,056
81,083	Pool #258187, 5.50%, 11/1/34	89,812
416,751	Pool #258188, 5.50%, 11/1/34	459,924
123,232	Pool #258198, 5.50%, 10/1/34	136,172
88,348	Pool #258199, 5.50%, 9/1/34	97,680
112,306	Pool #258203, 5.50%, 10/1/34	124,098
105,790	Pool #258221, 5.50%, 11/1/34	116,964
46,027	Pool #258222, 5.00%, 11/1/34	50,854
126,445	Pool #258224, 5.50%, 12/1/34	139,544
137,235	Pool #258225, 5.50%, 11/1/34	151,452
289,054	Pool #258238, 5.00%, 1/1/35	316,571
146,625	Pool #258251, 5.50%, 1/1/35	162,112
50,620	Pool #258252, 5.50%, 12/1/34	56,133
123,123	Pool #258254, 5.50%, 12/1/34	135,877
128,504	Pool #258258, 5.00%, 1/1/35	141,139
132,845	Pool #258301, 5.50%, 2/1/35	146,794
185,368	Pool #258302, 5.00%, 3/1/35	205,940
77,398	Pool #258303, 5.00%, 2/1/35	85,298
386,844	Pool #258305, 5.00%, 3/1/35	424,879
79,027	Pool #258312, 5.50%, 2/1/35	87,535
152,581	Pool #258324, 5.50%, 4/1/35	168,054
327,600	Pool #258336, 5.00%, 4/1/35	359,451
246,329	Pool #258339, 5.00%, 4/1/35	269,432
72,041	Pool #258340, 5.00%, 3/1/35	79,541
96,306	Pool #258342, 5.00%, 4/1/35	106,121
131,355	Pool #258346, 5.00%, 3/1/35	144,270
600,259	Pool #258347, 5.00%, 4/1/35	656,556

11

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$119,841	Pool #258388, 5.50%, 6/1/35	$132,181
65,767	Pool #258392, 5.00%, 6/1/35	72,613
381,402	Pool #258393, 5.00%, 5/1/35	420,272
140,222	Pool #258394, 5.00%, 5/1/35	154,819
381,406	Pool #258395, 5.50%, 6/1/35	419,904
73,007	Pool #258402, 5.00%, 6/1/35	80,607
70,884	Pool #258403, 5.00%, 6/1/35	78,264
95,418	Pool #258404, 5.00%, 6/1/35	105,142
82,340	Pool #258406, 5.50%, 5/1/35	91,038
91,609	Pool #258409, 5.00%, 5/1/35	101,404
55,167	Pool #258410, 5.00%, 4/1/35	60,910
114,441	Pool #258411, 5.50%, 5/1/35	126,672
151,256	Pool #258422, 5.00%, 6/1/35	165,962
377,838	Pool #258448, 5.00%, 8/1/35	413,275
385,546	Pool #258450, 5.50%, 8/1/35	424,642
105,929	Pool #258456, 5.00%, 8/1/35	116,427
418,442	Pool #258460, 5.00%, 8/1/35	457,229
156,499	Pool #258470, 5.00%, 7/1/35	171,177
90,557	Pool #258479, 5.50%, 7/1/35	99,938
255,842	Pool #258552, 5.00%, 11/1/35	282,915
109,054	Pool #258569, 5.00%, 10/1/35	119,845
649,788	Pool #258571, 5.50%, 11/1/35	715,071
190,848	Pool #258600, 6.00%, 1/1/36	212,982
625,987	Pool #258627, 5.50%, 2/1/36	687,803
210,755	Pool #258634, 5.50%, 2/1/36	232,060
372,292	Pool #258644, 5.50%, 2/1/36	409,289
92,994	Pool #258650, 5.50%, 1/1/36	102,700
452,428	Pool #258658, 5.50%, 3/1/36	497,105
62,698	Pool #258721, 5.50%, 4/1/36	69,271
125,963	Pool #258737, 5.50%, 12/1/35	139,110
86,195	Pool #258763, 6.00%, 5/1/36	96,273
51,139	Pool #259004, 8.00%, 2/1/30	60,958
35,411	Pool #259011, 8.00%, 3/1/30	42,210
59,415	Pool #259030, 8.00%, 4/1/30	70,481
102,697	Pool #259181, 6.50%, 3/1/31	118,557
21,553	Pool #259187, 6.50%, 4/1/31	24,498
86,649	Pool #259190, 6.50%, 4/1/31	100,291
83,365	Pool #259201, 6.50%, 4/1/31	96,476
37,611	Pool #259284, 6.50%, 8/1/31	43,406
42,402	Pool #259306, 6.50%, 9/1/31	48,836
82,884	Pool #259309, 6.50%, 10/1/31	95,652
208,633	Pool #259316, 6.50%, 11/1/31	240,736
100,819	Pool #259327, 6.00%, 11/1/31	112,759
65,804	Pool #259369, 6.00%, 1/1/32	73,225
37,763	Pool #259378, 6.00%, 12/1/31	42,239
106,598	Pool #259393, 6.00%, 1/1/32	119,322
50,635	Pool #259398, 6.50%, 2/1/32	58,457
77,157	Pool #259440, 6.50%, 4/1/32	88,339

12

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 51,762	Pool #259590, 5.50%, 11/1/32	$ 57,553
38,365	Pool #259599, 6.00%, 10/1/32	42,299
266,900	Pool #259611, 5.50%, 11/1/32	295,883
72,720	Pool #259612, 5.50%, 11/1/32	80,719
115,950	Pool #259614, 6.00%, 11/1/32	129,905
95,459	Pool #259634, 5.50%, 12/1/32	105,825
71,324	Pool #259655, 5.50%, 2/1/33	79,304
165,794	Pool #259659, 5.50%, 2/1/33	183,799
39,573	Pool #259671, 5.50%, 2/1/33	44,000
97,261	Pool #259686, 5.50%, 3/1/33	107,823
47,884	Pool #259722, 5.00%, 5/1/33	52,966
145,052	Pool #259723, 5.00%, 5/1/33	159,495
59,165	Pool #259724, 5.00%, 5/1/33	65,444
153,920	Pool #259725, 5.00%, 5/1/33	169,727
74,422	Pool #259726, 5.00%, 5/1/33	82,064
127,520	Pool #259729, 5.00%, 6/1/33	140,297
61,765	Pool #259731, 5.00%, 6/1/33	68,320
134,440	Pool #259733, 5.50%, 6/1/33	148,808
73,390	Pool #259734, 5.50%, 5/1/33	81,463
123,530	Pool #259748, 5.00%, 6/1/33	135,830
64,501	Pool #259753, 5.00%, 7/1/33	71,044
76,537	Pool #259757, 5.00%, 6/1/33	84,397
425,917	Pool #259761, 5.00%, 6/1/33	473,117
155,856	Pool #259764, 5.00%, 7/1/33	171,472
121,567	Pool #259765, 5.00%, 7/1/33	133,748
79,481	Pool #259776, 5.00%, 6/1/33	87,445
145,322	Pool #259777, 5.00%, 7/1/33	159,815
98,675	Pool #259781, 5.00%, 7/1/33	108,700
60,205	Pool #259789, 5.00%, 7/1/33	66,604
110,617	Pool #259807, 5.00%, 8/1/33	121,717
510,325	Pool #259816, 5.00%, 8/1/33	560,102
33,409	Pool #259819, 5.00%, 8/1/33	36,960
86,920	Pool #259820, 5.00%, 8/1/33	95,860
240,312	Pool #259821, 5.00%, 7/1/33	264,278
181,202	Pool #259830, 5.00%, 8/1/33	199,386
40,872	Pool #259848, 5.00%, 9/1/33	45,216
129,189	Pool #259862, 5.50%, 9/1/33	142,996
85,781	Pool #259867, 5.50%, 10/1/33	95,243
261,954	Pool #259869, 5.50%, 10/1/33	290,237
137,010	Pool #259875, 5.50%, 10/1/33	152,124
82,558	Pool #259876, 5.50%, 10/1/33	91,665
47,796	Pool #259879, 5.50%, 10/1/33	53,143
39,089	Pool #259904, 5.50%, 11/1/33	43,462
150,185	Pool #259906, 5.50%, 11/1/33	166,494
60,483	Pool #259928, 5.50%, 12/1/33	67,222
221,132	Pool #259930, 5.00%, 11/1/33	243,185
89,833	Pool #259936, 5.50%, 11/1/33	99,743
96,305	Pool #259938, 5.50%, 12/1/33	106,718

13

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 12,267	Pool #259939, 5.50%, 11/1/33	$ 13,640
45,341	Pool #259961, 5.50%, 3/1/34	50,392
209,277	Pool #259976, 5.00%, 3/1/34	232,339
137,309	Pool #259977, 5.00%, 3/1/34	150,981
45,794	Pool #259998, 5.00%, 3/1/34	50,654
694,961	Pool #380307, 6.53%, 6/1/16	714,473
574,941	Pool #381985, 7.97%, 9/1/17	623,523
536,616	Pool #382373, 7.58%, 5/1/18	627,055
583,027	Pool #383765, 6.70%, 6/1/19	680,708
2,578,587	Pool #386602, 4.66%, 10/1/13	2,619,959
2,585,111	Pool #386641, 5.80%, 12/1/33	3,008,773
682,999	Pool #386674, 5.51%, 11/1/21	768,782
3,488,865	Pool #387374, 5.60%, 5/1/23	4,301,690
845,370	Pool #387446, 5.22%, 6/1/20	1,005,512
888,313	Pool #387472, 4.89%, 6/1/15	978,394
3,600,418	Pool #387590, 4.90%, 9/1/15	4,004,000
626,995	Pool #462834, 4.70%, 2/1/17	681,634
10,109,759	Pool #463212, 4.68%, 8/1/19	11,863,561
7,511,592	Pool #465537, 4.20%, 7/1/20	8,562,901
739,039	Pool #465946, 3.61%, 9/1/20	826,228
7,403,203	Pool #466303, 3.54%, 11/1/20	8,240,927
5,912,574	Pool #466934, 4.10%, 1/1/21	6,702,686
3,419,670	Pool #467882, 4.24%, 6/1/21	3,894,857
2,460,317	Pool #468104, 3.93%, 5/1/18	2,769,665
477,671	Pool #470439, 2.91%, 5/1/22	504,985
3,501,825	Pool #470561, 2.94%, 2/1/22	3,715,080
4,100,091	Pool #471320, 2.96%, 5/1/22	4,351,143
4,974,235	Pool #471372, 2.96%, 5/1/22	5,278,257
3,660,858	Pool #471948, 2.86%, 7/1/22	3,850,913
243,108	Pool #557295, 7.00%, 12/1/29	277,106
33,691	Pool #575886, 7.50%, 1/1/31	39,627
90,500	Pool #576445, 6.00%, 1/1/31	100,838
192,929	Pool #579402, 6.50%, 4/1/31	222,813
167,074	Pool #583728, 6.50%, 6/1/31	192,543
83,518	Pool #585148, 6.50%, 7/1/31	96,348
42,017	Pool #590931, 6.50%, 7/1/31	48,447
77,938	Pool #590932, 6.50%, 7/1/31	89,886
58,112	Pool #591063, 6.50%, 7/1/31	67,067
272,628	Pool #601865, 6.50%, 4/1/31	312,366
150,655	Pool #601868, 6.00%, 7/1/29	168,751
254,952	Pool #607611, 6.50%, 11/1/31	293,892
232,011	Pool #634271, 6.50%, 5/1/32	267,848
112,041	Pool #640146, 5.00%, 12/1/17	121,538
149,540	Pool #644232, 6.50%, 6/1/32	172,703
31,532	Pool #644432, 6.50%, 7/1/32	36,347
50,912	Pool #644437, 6.50%, 6/1/32	58,795
115,575	Pool #657250, 6.00%, 10/1/32	129,635
3,778,409	Pool #663159, 5.00%, 7/1/32	4,145,744

14

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 188,976	Pool #670278, 5.50%, 11/1/32	$ 210,118
55,706	Pool #676702, 5.50%, 11/1/32	61,938
62,077	Pool #677591, 5.50%, 12/1/32	68,818
626,050	Pool #681883, 6.00%, 3/1/33	702,056
143,588	Pool #683087, 5.00%, 1/1/18	155,759
197,903	Pool #684570, 5.00%, 12/1/32	217,268
93,770	Pool #684644, 4.50%, 6/1/18	101,026
323,448	Pool #686542, 5.50%, 3/1/33	357,966
18,997	Pool #689034, 5.00%, 5/1/33	20,853
166,820	Pool #689667, 5.50%, 4/1/33	185,170
713,748	Pool #695961, 5.50%, 1/1/33	790,030
153,567	Pool #695962, 6.00%, 11/1/32	172,189
413,071	Pool #696407, 5.50%, 4/1/33	458,509
1,137,390	Pool #702478, 5.50%, 6/1/33	1,258,771
437,894	Pool #702479, 5.00%, 6/1/33	480,674
370,540	Pool #703210, 5.50%, 9/1/32	407,459
166,073	Pool #705576, 5.50%, 5/1/33	183,796
703,420	Pool #720025, 5.00%, 8/1/33	772,031
762,307	Pool #723066, 5.00%, 4/1/33	836,781
400,635	Pool #723067, 5.50%, 5/1/33	443,390
332,360	Pool #723068, 4.50%, 5/1/33	359,091
407,041	Pool #723070, 4.50%, 5/1/33	442,260
377,978	Pool #723328, 5.00%, 9/1/33	414,845
672,257	Pool #727311, 4.50%, 9/1/33	729,792
1,891,188	Pool #727312, 5.00%, 9/1/33	2,083,336
367,651	Pool #727315, 6.00%, 10/1/33	413,286
643,184	Pool #738589, 5.00%, 9/1/33	705,920
308,373	Pool #738683, 5.00%, 9/1/33	338,451
646,771	Pool #739269, 5.00%, 9/1/33	709,857
279,600	Pool #743595, 5.50%, 10/1/33	309,483
286,660	Pool #748041, 4.50%, 10/1/33	310,746
508,553	Pool #749891, 5.00%, 9/1/33	564,831
313,288	Pool #749897, 4.50%, 9/1/33	339,612
206,697	Pool #750984, 5.00%, 12/1/18	224,217
298,295	Pool #751008, 5.00%, 12/1/18	323,580
307,727	Pool #753533, 5.00%, 11/1/33	338,608
192,904	Pool #755679, 6.00%, 1/1/34	216,909
122,337	Pool #755745, 5.00%, 1/1/34	136,373
184,400	Pool #755746, 5.50%, 12/1/33	204,944
275,216	Pool #763551, 5.50%, 3/1/34	304,372
764,514	Pool #763820, 5.50%, 1/1/34	845,505
340,917	Pool #763824, 5.00%, 3/1/34	375,075
350,010	Pool #765216, 5.00%, 1/1/19	379,679
155,543	Pool #765217, 4.50%, 1/1/19	167,579
139,579	Pool #765306, 5.00%, 2/1/19	151,410
107,599	Pool #773084, 4.50%, 3/1/19	115,925
141,526	Pool #773091, 4.00%, 3/1/19	151,159
21,356	Pool #773096, 4.50%, 3/1/19	23,009

15

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 606,622	Pool #773175, 5.00%, 5/1/34	$ 665,223
394,445	Pool #773476, 5.50%, 7/1/19	427,955
270,613	Pool #773547, 5.00%, 5/1/34	296,755
368,278	Pool #773553, 5.00%, 4/1/34	404,027
698,837	Pool #773568, 5.50%, 5/1/34	772,870
80,719	Pool #773575, 6.00%, 7/1/34	90,409
258,576	Pool #776849, 5.00%, 11/1/34	283,191
383,575	Pool #776850, 5.50%, 11/1/34	423,131
54,067	Pool #776851, 6.00%, 10/1/34	60,574
304,168	Pool #777444, 5.50%, 5/1/34	336,201
2,557,380	Pool #777621, 5.00%, 2/1/34	2,806,825
446,576	Pool #781437, 6.00%, 8/1/34	499,903
218,863	Pool #781741, 6.00%, 9/1/34	244,998
324,983	Pool #781907, 5.00%, 2/1/21	353,851
249,623	Pool #781954, 5.00%, 6/1/34	274,439
488,069	Pool #781959, 5.50%, 6/1/34	539,469
437,837	Pool #781960, 5.50%, 6/1/34	484,221
513,439	Pool #783893, 5.50%, 12/1/34	567,350
400,414	Pool #783929, 5.50%, 10/1/34	441,894
119,660	Pool #788329, 6.50%, 8/1/34	135,109
171,171	Pool #790282, 6.00%, 7/1/34	191,932
374,481	Pool #797623, 5.00%, 7/1/35	409,603
165,065	Pool #797626, 5.50%, 7/1/35	181,726
142,643	Pool #797627, 5.00%, 7/1/35	156,511
134,459	Pool #797674, 5.50%, 9/1/35	148,178
683,992	Pool #798725, 5.50%, 11/1/34	754,529
363,175	Pool #799547, 5.50%, 9/1/34	402,273
123,546	Pool #799548, 6.00%, 9/1/34	138,531
2,398,852	Pool #806754, 4.50%, 9/1/34	2,596,289
549,780	Pool #806757, 6.00%, 9/1/34	615,432
2,457,677	Pool #806761, 5.50%, 9/1/34	2,716,501
85,266	Pool #808185, 5.50%, 3/1/35	94,059
371,420	Pool #808205, 5.00%, 1/1/35	406,778
87,105	Pool #813942, 5.00%, 11/1/20	94,938
865,584	Pool #815009, 5.00%, 4/1/35	946,767
842,777	Pool #817641, 5.00%, 11/1/35	924,585
204,025	Pool #820334, 5.00%, 9/1/35	223,703
615,228	Pool #820335, 5.00%, 9/1/35	672,257
642,092	Pool #820336, 5.00%, 9/1/35	704,421
578,982	Pool #822008, 5.00%, 5/1/35	633,284
1,261,101	Pool #829005, 5.00%, 8/1/35	1,377,999
212,161	Pool #829006, 5.50%, 9/1/35	233,576
124,157	Pool #829007, 4.50%, 8/1/35	134,880
95,088	Pool #829117, 5.50%, 9/1/35	105,057
554,372	Pool #829274, 5.00%, 8/1/35	605,760
683,805	Pool #829275, 5.00%, 8/1/35	747,938
766,688	Pool #829276, 5.00%, 8/1/35	837,757
579,771	Pool #829277, 5.00%, 8/1/35	634,147

16

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 111,537	Pool #829356, 5.00%, 9/1/35	$123,339
1,096,836	Pool #829649, 5.50%, 3/1/35	1,209,947
240,223	Pool #835287, 5.00%, 8/1/35	262,490
89,540	Pool #843586, 5.50%, 11/1/35	98,928
1,420,045	Pool #844361, 5.50%, 11/1/35	1,561,828
618,865	Pool #845245, 5.50%, 11/1/35	680,655
407,729	Pool #866969, 6.00%, 2/1/36	453,615
181,363	Pool #867569, 6.00%, 2/1/36	201,433
345,776	Pool #867574, 5.50%, 2/1/36	380,138
341,016	Pool #868788, 6.00%, 3/1/36	378,754
125,537	Pool #868849, 6.00%, 4/1/36	139,782
224,256	Pool #870599, 6.00%, 6/1/36	249,424
172,842	Pool #870684, 6.00%, 7/1/36	191,646
539,759	Pool #871072, 5.50%, 2/1/37	592,386
740,545	Pool #873819, 6.39%, 8/1/24	895,292
3,150,182	Pool #874900, 5.45%, 10/1/17	3,707,410
100,829	Pool #881425, 6.00%, 7/1/36	112,554
268,558	Pool #882044, 6.00%, 5/1/36	298,277
337,077	Pool #883589, 6.00%, 4/1/36	374,380
285,448	Pool #884693, 5.50%, 4/1/36	314,483
2,141,909	Pool #885724, 5.50%, 6/1/36	2,353,422
514,464	Pool #899800, 6.00%, 8/1/37	568,825
160,922	Pool #901412, 6.00%, 8/1/36	178,756
74,063	Pool #905438, 6.00%, 11/1/36	82,676
486,905	Pool #907646, 6.00%, 1/1/37	538,962
292,207	Pool #908671, 6.00%, 1/1/37	324,818
565,471	Pool #908672, 5.50%, 1/1/37	620,604
740,811	Pool #911730, 5.50%, 12/1/21	806,037
308,815	Pool #919368, 5.50%, 4/1/37	339,407
798,240	Pool #922582, 6.00%, 12/1/36	885,828
1,817,179	Pool #934941, 5.00%, 8/1/39	1,988,179
957,626	Pool #934942, 5.00%, 9/1/39	1,042,952
729,412	Pool #941204, 5.50%, 6/1/37	799,048
340,222	Pool #941206, 5.50%, 5/1/37	372,702
117,722	Pool #941487, 6.00%, 8/1/37	130,896
550,752	Pool #943394, 5.50%, 6/1/37	604,795
898,119	Pool #944502, 6.00%, 6/1/37	995,123
281,848	Pool #945853, 6.00%, 7/1/37	312,290
708,828	Pool #948600, 6.00%, 8/1/37	783,725
696,978	Pool #948672, 5.50%, 8/1/37	762,974
1,057,008	Pool #952598, 6.00%, 7/1/37	1,175,302
479,535	Pool #952623, 6.00%, 8/1/37	530,204
1,250,376	Pool #952632, 6.00%, 7/1/37	1,382,496
93,161	Pool #952649, 6.00%, 7/1/37	103,995
825,783	Pool #952659, 6.00%, 8/1/37	913,038
143,830	Pool #952665, 6.00%, 8/1/37	159,365
520,810	Pool #952678, 6.50%, 8/1/37	586,257
285,319	Pool #952693, 6.50%, 8/1/37	320,728

17

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 84,583	Pool #956050, 6.00%, 12/1/37	$ 94,472
2,552,511	Pool #957324, 5.43%, 5/1/18	3,033,588
383,044	Pool #958502, 5.07%, 5/1/19	453,890
287,187	Pool #959093, 5.50%, 11/1/37	315,996
397,401	Pool #960919, 5.00%, 2/1/38	434,301
294,688	Pool #965239, 5.84%, 9/1/38	328,663
132,712	Pool #975137, 5.00%, 5/1/38	146,113
583,990	Pool #975769, 5.50%, 3/1/38	639,286
557,732	Pool #982656, 5.50%, 6/1/38	612,633
90,963	Pool #982898, 5.00%, 5/1/38	100,489
161,698	Pool #983033, 5.00%, 5/1/38	177,521
273,081	Pool #984842, 5.50%, 6/1/38	299,237
273,448	Pool #986230, 5.00%, 7/1/38	302,085
533,352	Pool #986239, 6.00%, 7/1/38	590,291
681,409	Pool #986957, 5.50%, 7/1/38	745,930
236,116	Pool #986958, 5.50%, 7/1/38	259,580
144,643	Pool #986985, 5.00%, 7/1/23	157,763
317,076	Pool #990510, 5.50%, 8/1/38	348,784
631,456	Pool #990511, 6.00%, 8/1/38	696,402
188,685	Pool #990617, 5.50%, 9/1/38	206,669
132,601	Pool #AA0525, 5.50%, 12/1/38	145,861
634,030	Pool #AA0526, 5.00%, 12/1/38	697,062
1,235,785	Pool #AA0527, 5.50%, 12/1/38	1,362,067
845,858	Pool #AA0643, 4.00%, 3/1/39	910,057
799,331	Pool #AA0644, 4.50%, 3/1/39	863,620
1,039,596	Pool #AA0645, 4.50%, 3/1/39	1,138,480
224,065	Pool #AA0814, 5.50%, 12/1/38	246,891
545,297	Pool #AA2243, 4.50%, 5/1/39	595,290
1,686,013	Pool #AA3142, 4.50%, 3/1/39	1,834,263
699,978	Pool #AA3143, 4.00%, 3/1/39	753,105
942,111	Pool #AA3206, 4.00%, 4/1/39	1,013,616
1,124,925	Pool #AA3207, 4.50%, 3/1/39	1,215,403
578,003	Pool #AA4468, 4.00%, 4/1/39	627,111
1,012,910	Pool #AA7042, 4.50%, 6/1/39	1,098,176
722,547	Pool #AA7658, 4.00%, 6/1/39	788,225
1,125,681	Pool #AA7659, 4.50%, 6/1/39	1,235,918
580,554	Pool #AA7741, 4.50%, 6/1/24	633,280
625,109	Pool #AA8455, 4.50%, 6/1/39	686,326
1,611,793	Pool #AC1463, 5.00%, 8/1/39	1,778,576
724,440	Pool #AC1464, 5.00%, 8/1/39	791,706
1,887,545	Pool #AC2109, 4.50%, 7/1/39	2,039,360
426,324	Pool #AC4394, 5.00%, 9/1/39	464,310
1,145,913	Pool #AC4395, 5.00%, 9/1/39	1,274,515
1,001,081	Pool #AC5328, 5.00%, 10/1/39	1,112,803
823,694	Pool #AC5329, 5.00%, 10/1/39	901,205
1,081,004	Pool #AC6304, 5.00%, 11/1/39	1,182,728
505,234	Pool #AC6305, 5.00%, 11/1/39	561,618
1,309,834	Pool #AC6307, 5.00%, 12/1/39	1,433,091

18

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$1,135,475	Pool #AC6790, 5.00%, 12/1/39	$1,262,195
4,326,309	Pool #AC7199, 5.00%, 12/1/39	4,733,421
2,046,944	Pool #AD1470, 5.00%, 2/1/40	2,237,007
2,800,694	Pool #AD1471, 4.50%, 2/1/40	3,036,456
1,720,022	Pool #AD1560, 5.00%, 3/1/40	1,881,879
3,427,403	Pool #AD1585, 4.50%, 2/1/40	3,715,921
1,249,038	Pool #AD1586, 5.00%, 1/1/40	1,365,013
718,461	Pool #AD1638, 4.50%, 2/1/40	776,246
1,148,437	Pool #AD1640, 4.50%, 3/1/40	1,246,548
2,547,174	Pool #AD1942, 4.50%, 1/1/40	2,761,594
1,131,272	Pool #AD1943, 5.00%, 1/1/40	1,236,313
4,148,476	Pool #AD1988, 4.50%, 2/1/40	4,497,693
823,301	Pool #AD2896, 5.00%, 3/1/40	920,071
2,117,690	Pool #AD4456, 4.50%, 4/1/40	2,298,604
603,526	Pool #AD4457, 4.50%, 4/1/40	654,331
2,184,373	Pool #AD4458, 4.50%, 4/1/40	2,360,062
1,142,805	Pool #AD4940, 4.50%, 6/1/40	1,262,219
1,044,869	Pool #AD4946, 4.50%, 6/1/40	1,128,908
892,488	Pool #AD5728, 5.00%, 4/1/40	997,390
1,214,499	Pool #AD7239, 4.50%, 7/1/40	1,341,405
1,189,054	Pool #AD7242, 4.50%, 7/1/40	1,290,634
786,889	Pool #AD7256, 4.50%, 7/1/40	872,555
2,352,826	Pool #AD7271, 4.50%, 7/1/40	2,553,827
1,236,618	Pool #AD7272, 4.50%, 7/1/40	1,365,835
1,313,725	Pool #AD8960, 5.00%, 6/1/40	1,459,107
1,830,861	Pool #AD9613, 4.50%, 8/1/40	1,981,549
2,055,762	Pool #AD9614, 4.50%, 8/1/40	2,221,106
864,166	Pool #AE2011, 4.00%, 9/1/40	932,996
2,770,976	Pool #AE2012, 4.00%, 9/1/40	2,981,289
1,406,559	Pool #AE2023, 4.00%, 9/1/40	1,513,314
1,886,007	Pool #AE5432, 4.00%, 10/1/40	2,029,152
1,005,636	Pool #AE5435, 4.50%, 9/1/40	1,088,405
1,045,776	Pool #AE5806, 4.50%, 9/1/40	1,156,685
1,578,515	Pool #AE5861, 4.00%, 10/1/40	1,698,322
1,914,524	Pool #AE5862, 4.00%, 10/1/40	2,067,012
1,562,285	Pool #AE5863, 4.00%, 10/1/40	1,686,719
1,087,638	Pool #AE6850, 4.00%, 10/1/40	1,170,188
1,157,200	Pool #AE6851, 4.00%, 10/1/40	1,245,029
1,343,943	Pool #AE7699, 4.00%, 11/1/40	1,445,946
1,000,959	Pool #AE7703, 4.00%, 10/1/40	1,076,930
1,878,290	Pool #AE7707, 4.00%, 11/1/40	2,020,849
929,143	Pool #AH0300, 4.00%, 11/1/40	999,663
1,340,628	Pool #AH0301, 3.50%, 11/1/40	1,437,510
618,160	Pool #AH0302, 4.00%, 11/1/40	665,078
1,208,338	Pool #AH0306, 4.00%, 12/1/40	1,324,971
1,862,991	Pool #AH0508, 4.00%, 11/1/40	2,004,389
1,901,356	Pool #AH0537, 4.00%, 12/1/40	2,074,187
1,261,289	Pool #AH0914, 4.50%, 11/1/40	1,365,099

19

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 1,482,812	Pool #AH0917, 4.00%, 12/1/40	$ 1,595,355
1,271,829	Pool #AH1077, 4.00%, 1/1/41	1,407,309
1,774,249	Pool #AH2973, 4.00%, 12/1/40	1,908,912
2,364,847	Pool #AH2980, 4.00%, 1/1/41	2,544,335
1,633,649	Pool #AH5656, 4.00%, 1/1/41	1,782,145
1,040,634	Pool #AH5657, 4.00%, 2/1/41	1,119,617
2,261,990	Pool #AH5658, 4.00%, 2/1/41	2,433,671
1,079,174	Pool #AH5662, 4.00%, 2/1/41	1,161,082
1,885,970	Pool #AH5882, 4.00%, 2/1/26	2,014,304
1,438,220	Pool #AH6764, 4.00%, 3/1/41	1,547,379
3,330,631	Pool #AH6768, 4.00%, 3/1/41	3,583,421
1,277,576	Pool #AH7277, 4.00%, 3/1/41	1,379,333
2,281,110	Pool #AH7281, 4.00%, 3/1/41	2,462,796
1,104,055	Pool #AH7526, 4.50%, 3/1/41	1,212,864
2,714,262	Pool #AH7537, 4.00%, 3/1/41	2,930,448
1,028,890	Pool #AH7576, 4.00%, 3/1/41	1,106,982
1,938,652	Pool #AH8878, 4.50%, 4/1/41	2,101,241
1,249,495	Pool #AH8885, 4.50%, 4/1/41	1,354,287
1,413,192	Pool #AH9050, 3.50%, 2/1/26	1,502,841
1,272,552	Pool #AI0114, 4.00%, 3/1/41	1,373,909
2,357,244	Pool #AI1846, 4.50%, 5/1/41	2,554,939
1,251,135	Pool #AI1847, 4.50%, 5/1/41	1,356,064
2,224,168	Pool #AI1848, 4.50%, 5/1/41	2,410,703
1,645,310	Pool #AI1849, 4.50%, 5/1/41	1,809,005
999,317	Pool #AJ0651, 4.00%, 8/1/41	1,075,164
1,244,073	Pool #AJ7667, 3.50%, 12/1/41	1,333,976
1,315,517	Pool #AJ7668, 4.00%, 11/1/41	1,415,363
1,651,437	Pool #AJ9133, 4.00%, 1/1/42	1,776,779
16,395,663	Pool #AK2386, 3.50%, 2/1/42	17,580,505
7,223,597	Pool #AK6715, 3.50%, 3/1/42	7,745,614
2,392,562	Pool #AK6716, 3.50%, 3/1/42	2,565,462
1,593,764	Pool #AK6717, 3.50%, 3/1/42	1,708,939
1,093,425	Pool #AK6718, 3.50%, 2/1/42	1,172,441
1,268,085	Pool #AO0844, 3.50%, 4/1/42	1,359,724
1,408,196	Pool #AO2923, 3.50%, 5/1/42	1,509,960
3,841,211	Pool #AO8029, 3.50%, 7/1/42	4,119,399
1,029,436	Pool #AP7483, 3.50%, 9/1/42	1,103,990
471,419	Pool #MC0007, 5.50%, 12/1/38	519,592
61,268	Pool #MC0013, 5.50%, 12/1/38	68,544
100,586	Pool #MC0014, 5.50%, 12/1/38	111,651
82,051	Pool #MC0016, 5.50%, 11/1/38	91,076
396,069	Pool #MC0038, 4.50%, 3/1/39	434,113
136,064	Pool #MC0046, 4.00%, 4/1/39	147,624
289,594	Pool #MC0047, 4.50%, 4/1/39	312,886
56,805	Pool #MC0059, 4.00%, 4/1/39	62,341
391,924	Pool #MC0081, 4.00%, 5/1/39	427,059
383,180	Pool #MC0082, 4.50%, 5/1/39	420,705
500,135	Pool #MC0111, 4.00%, 6/1/39	545,284

20

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 191,251	Pool #MC0112, 4.50%, 6/1/39	$ 210,578
365,981	Pool #MC0127, 4.50%, 7/1/39	399,534
75,828	Pool #MC0135, 4.50%, 6/1/39	83,751
1,053,028	Pool #MC0137, 4.50%, 7/1/39	1,141,672
1,665,447	Pool #MC0154, 4.50%, 8/1/39	1,805,644
103,414	Pool #MC0155, 5.00%, 8/1/39	115,279
638,317	Pool #MC0160, 4.50%, 8/1/39	689,657
1,089,239	Pool #MC0171, 4.50%, 9/1/39	1,180,930
487,851	Pool #MC0177, 4.50%, 9/1/39	535,626
423,827	Pool #MC0270, 4.50%, 3/1/40	459,505
876,289	Pool #MC0325, 4.50%, 7/1/40	960,461
278,937	Pool #MC0422, 4.00%, 2/1/41	304,292
104,827	Pool #MC0426, 4.50%, 1/1/41	113,619
985,255	Pool #MC0584, 4.00%, 1/1/42	1,060,034
1,237,053	Pool #MC0585, 4.00%, 1/1/42	1,330,943
73,768	Pool #MC3344, 5.00%, 12/1/38	82,231
9,432,755	Series 2004-T7, Class A, 5.12%, 7/25/41	11,100,731

		431,751,890

Federal Agricultural Mortgage Corp. — 0.14%
802,055	Series #S0282, 5.63%, 6/10/36(b)	847,363

Freddie Mac — 12.88%
99,673	Pool #A10124, 5.00%, 6/1/33	109,465
254,552	Pool #A10548, 5.00%, 6/1/33	279,242
1,049,097	Pool #A12237, 5.00%, 8/1/33	1,146,917
420,168	Pool #A12969, 4.50%, 8/1/33	452,567
203,643	Pool #A12985, 5.00%, 8/1/33	223,395
278,553	Pool #A12986, 5.00%, 8/1/33	305,918
203,726	Pool #A14028, 4.50%, 9/1/33	219,435
666,440	Pool #A14325, 5.00%, 9/1/33	728,580
167,182	Pool #A15268, 6.00%, 10/1/33	186,779
763,631	Pool #A15579, 5.50%, 11/1/33	841,247
458,517	Pool #A17393, 5.50%, 12/1/33	505,264
458,503	Pool #A17397, 5.50%, 1/1/34	505,320
470,779	Pool #A18617, 5.50%, 1/1/34	518,850
328,798	Pool #A19019, 5.50%, 2/1/34	363,399
150,140	Pool #A19362, 5.50%, 2/1/34	165,470
250,327	Pool #A20069, 5.00%, 3/1/34	274,802
898,343	Pool #A20070, 5.50%, 3/1/34	989,089
761,259	Pool #A20540, 5.50%, 4/1/34	838,158
227,095	Pool #A20541, 5.50%, 4/1/34	250,106
144,005	Pool #A21679, 5.50%, 4/1/34	158,552
303,262	Pool #A21681, 5.00%, 4/1/34	331,302
489,006	Pool #A23192, 5.00%, 5/1/34	533,838
1,453,277	Pool #A25310, 5.00%, 6/1/34	1,586,512
402,387	Pool #A25311, 5.00%, 6/1/34	440,661
555,324	Pool #A25600, 5.50%, 8/1/34	611,074

21

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 84,667	Pool #A26270, 6.00%, 8/1/34	$ 94,512
50,016	Pool #A26386, 6.00%, 9/1/34	55,895
328,081	Pool #A26395, 6.00%, 9/1/34	366,234
312,793	Pool #A26396, 5.50%, 9/1/34	344,586
1,206,862	Pool #A28241, 5.50%, 10/1/34	1,325,380
376,469	Pool #A30055, 5.00%, 11/1/34	411,748
484,791	Pool #A30591, 6.00%, 12/1/34	539,955
503,504	Pool #A31135, 5.50%, 12/1/34	553,106
280,173	Pool #A32976, 5.50%, 8/1/35	307,249
752,982	Pool #A33167, 5.00%, 1/1/35	823,544
1,062,568	Pool #A34999, 5.50%, 4/1/35	1,164,592
582,819	Pool #A35628, 5.50%, 6/1/35	638,779
952,799	Pool #A37185, 5.00%, 9/1/35	1,035,833
807,310	Pool #A38830, 5.00%, 5/1/35	881,829
122,024	Pool #A39561, 5.50%, 11/1/35	133,797
577,266	Pool #A40538, 5.00%, 12/1/35	627,574
332,912	Pool #A42095, 5.50%, 1/1/36	364,668
807,666	Pool #A42097, 5.00%, 1/1/36	881,587
281,437	Pool #A42098, 5.50%, 1/1/36	308,108
114,294	Pool #A42099, 6.00%, 1/1/36	126,835
361,888	Pool #A42802, 5.00%, 2/1/36	393,031
853,422	Pool #A42803, 5.50%, 2/1/36	934,297
274,471	Pool #A42804, 6.00%, 2/1/36	303,987
564,144	Pool #A42805, 6.00%, 2/1/36	623,577
95,007	Pool #A44637, 5.50%, 4/1/36	104,426
253,156	Pool #A44638, 6.00%, 4/1/36	281,725
418,251	Pool #A44639, 5.50%, 3/1/36	457,364
719,813	Pool #A45396, 5.00%, 6/1/35	783,331
489,780	Pool #A46321, 5.50%, 7/1/35	537,113
548,253	Pool #A46735, 5.00%, 8/1/35	596,633
630,770	Pool #A46746, 5.50%, 8/1/35	690,545
144,677	Pool #A46747, 5.50%, 8/1/35	158,478
207,318	Pool #A46748, 5.50%, 8/1/35	227,320
104,210	Pool #A46996, 5.50%, 9/1/35	114,395
614,417	Pool #A46997, 5.50%, 9/1/35	673,026
781,298	Pool #A47552, 5.00%, 11/1/35	849,386
477,551	Pool #A47553, 5.00%, 11/1/35	521,706
437,817	Pool #A47554, 5.50%, 11/1/35	479,581
472,678	Pool #A48788, 5.50%, 5/1/36	516,881
610,435	Pool #A48789, 6.00%, 5/1/36	674,746
93,784	Pool #A49013, 6.00%, 5/1/36	103,884
338,291	Pool #A49526, 6.00%, 5/1/36	373,930
312,496	Pool #A49843, 6.00%, 6/1/36	347,567
565,616	Pool #A49844, 6.00%, 6/1/36	623,967
35,266	Pool #A49845, 6.50%, 6/1/36	39,697
411,260	Pool #A50128, 6.00%, 6/1/36	454,843
546,456	Pool #A59530, 5.50%, 4/1/37	595,936
315,796	Pool #A59964, 5.50%, 4/1/37	345,772

22

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 201,725	Pool #A61754, 5.50%, 5/1/37	$ 220,180
241,032	Pool #A61779, 5.50%, 5/1/37	263,082
407,261	Pool #A61915, 5.50%, 6/1/37	444,137
1,574,943	Pool #A61916, 6.00%, 6/1/37	1,732,006
784,510	Pool #A63456, 5.50%, 6/1/37	859,835
754,920	Pool #A64012, 5.50%, 7/1/37	823,276
386,724	Pool #A64015, 6.00%, 7/1/37	425,291
353,064	Pool #A64016, 6.50%, 7/1/37	396,204
200,422	Pool #A64447, 6.00%, 8/1/37	220,911
576,495	Pool #A64450, 6.00%, 8/1/37	633,987
94,492	Pool #A65713, 6.00%, 9/1/37	105,008
409,210	Pool #A65837, 6.00%, 9/1/37	449,507
349,849	Pool #A66043, 5.50%, 7/1/37	381,527
1,476,402	Pool #A66061, 5.50%, 8/1/37	1,610,086
1,052,470	Pool #A66116, 6.00%, 9/1/37	1,157,429
634,152	Pool #A66122, 6.00%, 8/1/37	699,177
333,172	Pool #A66133, 6.00%, 6/1/37	366,815
1,161,366	Pool #A66156, 6.50%, 9/1/37	1,301,456
239,360	Pool #A67630, 6.00%, 11/1/37	263,829
602,651	Pool #A68766, 6.00%, 10/1/37	663,505
259,429	Pool #A70292, 5.50%, 7/1/37	283,365
121,055	Pool #A73816, 6.00%, 3/1/38	134,017
777,330	Pool #A75113, 5.00%, 3/1/38	844,465
465,233	Pool #A76187, 5.00%, 4/1/38	503,670
571,111	Pool #A78354, 5.50%, 11/1/37	623,805
291,246	Pool #A79561, 5.50%, 7/1/38	317,026
873,332	Pool #A91887, 5.00%, 4/1/40	962,951
1,001,111	Pool #A92388, 4.50%, 5/1/40	1,094,261
1,011,655	Pool #A93962, 4.50%, 9/1/40	1,114,954
1,088,737	Pool #A95573, 4.00%, 12/1/40	1,186,340
984,592	Pool #A96339, 4.00%, 12/1/40	1,072,859
1,278,084	Pool #A97099, 4.00%, 1/1/41	1,401,050
1,018,916	Pool #A97715, 4.00%, 3/1/41	1,093,703
725,202	Pool #A97716, 4.50%, 3/1/41	794,040
85,465	Pool #B31082, 6.00%, 3/1/31	96,977
108,772	Pool #B31128, 6.00%, 9/1/31	123,564
182,606	Pool #B31140, 6.50%, 10/1/31	208,729
74,078	Pool #B31150, 6.50%, 11/1/31	84,824
147,754	Pool #B31188, 6.00%, 1/1/32	167,384
27,322	Pool #B31206, 6.00%, 3/1/32	31,029
25,714	Pool #B31292, 6.00%, 9/1/32	29,227
78,782	Pool #B31493, 5.00%, 2/1/34	87,622
244,964	Pool #B31516, 5.00%, 4/1/34	272,437
65,514	Pool #B31532, 5.00%, 5/1/34	72,867
97,229	Pool #B31546, 5.50%, 5/1/34	108,682
292,477	Pool #B31547, 5.50%, 5/1/34	326,937
224,995	Pool #B31550, 5.00%, 6/1/34	250,237
190,197	Pool #B31551, 5.50%, 6/1/34	212,595

23

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 122,801	Pool #B31587, 5.00%, 11/1/34	$ 136,586
131,897	Pool #B31588, 5.50%, 11/1/34	147,454
138,224	Pool #B31642, 5.50%, 5/1/35	154,546
109,004	Pool #B50443, 5.00%, 11/1/18	118,770
153,644	Pool #B50450, 4.50%, 1/1/19	166,358
78,345	Pool #B50451, 5.00%, 1/1/19	85,063
12,757	Pool #B50470, 4.50%, 4/1/19	13,820
147,415	Pool #B50496, 5.50%, 9/1/19	162,795
210,241	Pool #B50499, 5.00%, 11/1/19	229,113
47,754	Pool #B50500, 5.50%, 10/1/19	52,822
106,106	Pool #B50501, 4.50%, 11/1/19	114,776
153,848	Pool #B50504, 5.50%, 11/1/19	169,891
302,745	Pool #B50506, 5.00%, 11/1/19	333,359
85,410	Pool #C35457, 7.50%, 1/1/30	99,031
49,028	Pool #C37233, 7.50%, 2/1/30	57,312
85,106	Pool #C48137, 7.00%, 1/1/31	97,367
35,903	Pool #C48138, 7.00%, 2/1/31	40,999
312,056	Pool #C51686, 6.50%, 5/1/31	355,200
184,035	Pool #C53210, 6.50%, 6/1/31	209,545
62,320	Pool #C53914, 6.50%, 6/1/31	70,890
98,200	Pool #C60020, 6.50%, 11/1/31	111,665
63,530	Pool #C60804, 6.00%, 11/1/31	70,845
64,486	Pool #C65616, 6.50%, 3/1/32	73,582
59,296	Pool #C68324, 6.50%, 6/1/32	67,712
472,473	Pool #C73273, 6.00%, 11/1/32	526,005
285,678	Pool #C73525, 6.00%, 11/1/32	318,677
202,677	Pool #C74672, 5.50%, 11/1/32	224,164
562,357	Pool #C77844, 5.50%, 3/1/33	619,691
159,027	Pool #C77845, 5.50%, 3/1/33	175,861
402,247	Pool #C78252, 5.50%, 3/1/33	443,571
105,654	Pool #C78380, 5.50%, 3/1/33	116,508
143,299	Pool #C79178, 5.50%, 4/1/33	158,469
294,939	Pool #J00980, 5.00%, 1/1/21	319,813
155,058	Pool #J05466, 5.50%, 6/1/22	167,487
651,490	Pool #N31468, 6.00%, 11/1/37	706,281
1,315,248	Pool #Q00462, 4.00%, 3/1/41	1,416,717
1,235,143	Pool #Q00465, 4.50%, 4/1/41	1,328,840
1,050,554	Pool #Q05867, 3.50%, 12/1/41	1,125,981
1,044,101	Pool #Q06239, 3.50%, 1/1/42	1,119,064
1,223,376	Pool #Q06406, 4.00%, 2/1/42	1,313,170

		76,095,562

Ginnie Mae — 23.63%
419,502	Pool #409117, 5.50%, 6/20/38	467,041
550,176	Pool #487643, 5.00%, 2/15/39	606,397
459,858	Pool #588448, 6.25%, 9/15/32	459,835
1,137,583	Pool #616936, 5.50%, 1/15/36	1,280,003
535,854	Pool #617904, 5.75%, 9/15/23	541,002

24

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$3,165,698	Pool #618363, 4.00%, 9/20/41	$3,486,843
548,199	Pool #624106, 5.13%, 3/15/34	554,732
1,356,237	Pool #654705, 4.00%, 9/20/41	1,493,821
445,671	Pool #664269, 5.85%, 6/15/38	470,665
1,027,355	Pool #675509, 5.50%, 6/15/38	1,143,775
839,046	Pool #685140, 5.90%, 4/15/38	882,262
710,316	Pool #697672, 5.50%, 12/15/38	790,809
309,747	Pool #697814, 5.00%, 2/15/39	342,561
735,828	Pool #697885, 4.50%, 3/15/39	807,197
624,756	Pool #698112, 4.50%, 5/15/39	685,353
2,377,086	Pool #698113, 4.50%, 5/15/39	2,632,159
573,009	Pool #699294, 5.63%, 9/20/38	640,478
3,899,592	Pool #713519, 6.00%, 7/15/39	4,433,805
960,451	Pool #714561, 4.50%, 6/15/39	1,063,512
1,112,994	Pool #716822, 4.50%, 4/15/39	1,220,946
952,642	Pool #716823, 4.50%, 4/15/39	1,054,865
967,310	Pool #717132, 4.50%, 5/15/39	1,071,107
1,317,373	Pool #717133, 4.50%, 5/15/39	1,445,148
1,272,827	Pool #720080, 4.50%, 6/15/39	1,428,698
1,110,906	Pool #720521, 5.00%, 8/15/39	1,228,593
2,798,898	Pool #726550, 5.00%, 9/15/39	3,095,406
1,497,475	Pool #729018, 4.50%, 2/15/40	1,648,334
738,037	Pool #729019, 5.00%, 2/15/40	816,223
880,479	Pool #729346, 4.50%, 7/15/41	982,112
1,442,059	Pool #737574, 4.00%, 11/15/40	1,592,124
984,284	Pool #738844, 3.50%, 10/15/41	1,079,291
1,192,071	Pool #738845, 3.50%, 10/15/41	1,307,134
2,061,598	Pool #738862, 4.00%, 10/15/41	2,274,845
830,902	Pool #747241, 5.00%, 9/20/40	930,026
1,341,149	Pool #748654, 3.50%, 9/15/40	1,470,601
998,192	Pool #748846, 4.50%, 9/20/40	1,126,319
1,086,897	Pool #757016, 3.50%, 11/15/40	1,191,808
1,063,805	Pool #757017, 4.00%, 12/15/40	1,174,507
1,296,155	Pool #759196, 3.50%, 1/15/41	1,421,264
933,832	Pool #762877, 4.00%, 4/15/41	1,032,760
990,768	Pool #763564, 4.50%, 5/15/41	1,105,132
1,534,187	Pool #770391, 4.50%, 6/15/41	1,711,277
1,517,642	Pool #770481, 4.00%, 8/15/41	1,674,623
1,057,008	Pool #770482, 4.50%, 8/15/41	1,162,172
2,419,513	Pool #770517, 4.00%, 8/15/41	2,669,781
1,143,243	Pool #770529, 4.00%, 8/15/41	1,261,498
2,044,522	Pool #770537, 4.00%, 8/15/41	2,256,002
1,030,601	Pool #770738, 4.50%, 6/20/41	1,139,056
1,904,213	Pool #779592, 4.00%, 11/20/41	2,097,386
1,473,010	Pool #779593, 4.00%, 11/20/41	1,622,440
3,596,146	Pool #791406, 3.50%, 6/15/37	3,859,239
2,476,708	Pool #AB2733, 3.50%, 8/15/42	2,715,768
1,284,146	Pool #AB2744, 3.00%, 8/15/42	1,376,845

25

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$2,804,970	Pool #AB2745, 3.00%, 8/15/42	$ 3,007,453
2,913,400	Pool #AB2841, 3.00%, 9/15/42	3,123,711
1,029,321	Pool #AB2842, 3.00%, 9/15/42	1,103,625
1,623,843	Pool #AB2843, 3.00%, 9/15/42	1,741,064
1,024,393	Pool #AB2852, 3.50%, 9/15/42	1,123,271
700,000	Series 2012-100, Class B, 2.31%, 11/1/51	686,105
3,000,000	Series 2012-107, Class A, 1.15%, 1/16/45	3,030,612
1,600,000	Series 2012-112, Class B, 2.70%, 1/16/53(b)	1,617,368
7,000,000	Series 2012-114, Class A, 2.10%, 1/16/53(a)(b)	7,207,485
2,250,000	Series 2012-115, Class A, 2.13%, 4/16/45	2,341,521
6,000,000	Series 2012-33, Class B, 2.89%, 3/16/46	6,238,481
3,000,000	Series 2012-35, Class C, 3.25%, 11/16/52(a)	3,132,491
6,349,480	Series 2012-44, Class A, 2.17%, 4/16/41	6,577,979
1,600,000	Series 2012-45, Class C, 3.45%, 4/16/53(a)	1,695,120
2,629,440	Series 2012-53, Class AC, 2.38%, 12/16/43	2,736,798
8,000,000	Series 2012-58, Class B, 2.20%, 3/16/44	8,113,680
1,490,288	Series 2012-70, Class A, 1.73%, 5/16/42	1,523,938
3,873,927	Series 2012-72, Class A, 1.71%, 5/16/42	3,959,424
4,478,671	Series 2012-78, Class A, 1.68%, 3/16/44	4,570,161

		139,555,867

Total U.S. Government Agency Backed Mortgages		648,250,682

(Cost $603,029,580)
U.S. Government Agency Obligations — 8.55%
Community Reinvestment Revenue Notes — 0.09%
528,941	3.98%, 8/1/35(b)(c)	529,777

Small Business Administration — 7.75%
4,158,477	0.53%, 3/25/21(a)	4,128,225
271,120	0.53%, 4/30/35(b)	271,158
157,482	0.53%, 10/14/20(b)	157,674
1,174,657	0.55%, 9/25/30(a)	1,163,834
236,198	0.55%, 4/25/28(a)	234,134
192,942	0.55%, 3/25/29(a)	191,219
393,608	0.60%, 11/25/29(a)	390,821
248,730	0.60%, 3/25/28(a)	247,033
1,052,686	0.63%, 3/19/32(b)	1,055,149
206,041	0.63%, 6/25/18(a)	205,274
66,066	0.65%, 3/25/14(a)	65,951
417,469	0.66%, 6/8/32(b)	418,843
189,214	0.66%, 3/8/26(b)	190,133
236,015	0.70%, 8/6/19(b)	236,796
235,607	0.70%, 3/30/20(b)	236,441
182,824	0.70%, 2/17/20(b)	183,462
76,359	0.70%, 2/13/20(b)	76,627
582,727	0.75%, 11/29/32(b)	585,775
1,252,543	0.80%, 3/27/33(b)	1,259,846

26

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 238,425	0.80%, 2/21/33(b)	$239,874
162,696	0.80%, 8/8/32(b)	163,788
4,772,664	0.88%, 5/25/37(a)(b)	4,838,689
1,292,682	0.88%, 8/1/32(b)	1,304,407
723,654	0.88%, 1/26/32(b)	731,122
162,797	0.88%, 12/1/19(b)	163,888
24,035	0.88%, 6/4/14(b)	24,050
913,102	0.90%, 3/14/18(b)	917,485
146,960	0.91%, 4/16/20(b)	148,010
2,368,990	1.00%, 5/25/22(a)	2,380,244
81,706	1.13%, 7/30/17(a)(b)	82,328
992,610	1.14%, 11/4/34(b)	1,008,839
15,896,806	1.26%, 7/18/30*(b)	377,072
15,217,733	1.45%, 3/25/36(a)	15,645,814
419,172	2.00%, 6/20/14(b)	420,212
392,775	3.13%, 10/25/15(a)	403,220
652,229	3.38%, 10/25/15(a)	663,257
173,159	3.38%, 5/25/16(a)	176,645
340,407	3.58%, 12/25/15(a)	346,897
58,742	5.70%, 7/30/17(b)	59,916
169,794	6.00%, 3/9/22(b)	175,864
518,594	6.03%, 10/31/32(b)	550,296
1,299,461	6.13%, 3/31/31(b)	1,377,870
160,168	6.25%, 8/30/27(b)	169,204
537,400	6.35%, 8/13/26(b)	566,619
953,718	6.45%, 2/19/32(b)	1,016,224
52,637	6.69%, 5/28/24(b)	55,535
162,265	7.33%, 6/29/16(b)	167,832
110,258	7.33%, 2/23/16(b)	113,913
32,549	7.38%, 1/1/15(b)	33,478
165,780	7.83%, 9/28/16(b)	175,521
85	8.08%, 2/15/14(b)	87

		45,796,595

United States Department of Agriculture — 0.71%
207,088	1.13%, 5/31/14(b)	211,114
301,132	5.38%, 10/26/22(b)	311,997
176,902	5.59%, 1/20/38(b)	186,559
214,955	5.73%, 4/20/37(b)	227,167
738,520	5.75%, 1/20/33(b)	781,022
216,177	6.01%, 1/20/38(b)	229,353
125,555	6.01%, 11/8/32(b)	133,096
168,646	6.05%, 1/5/26(b)	177,161
500,851	6.07%, 4/20/37(b)	532,645
138,759	6.08%, 7/1/32(b)	147,249
196,004	6.10%, 8/25/37(b)	208,385
211,650	6.12%, 4/20/37(b)	225,322
84,285	6.13%, 7/20/22(b)	87,623

27

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Principal Amount		Value
$ 257,196	6.22%, 1/20/37(b)	$274,197
224,441	6.38%, 2/16/37(b)	239,703
195,100	6.64%, 4/20/37(b)	209,364

		4,181,957

Total U.S. Government Agency Obligations		50,508,329

(Cost $50,944,849)

U.S. Treasury Obligations — 0.34%
U.S. Treasury Bills — 0.34%
2,000,000	0.18%, 4/4/13(d)(e)	1,998,588

Total U.S. Treasury Obligations		1,998,588

(Cost $1,998,104)
Promissory Notes — 1.82%
9,375,000	Massachusetts Housing Investment Corp. Term Loan, 8.25%, 1/31/35(b)(c)	10,749,797

Total Promissory Notes		10,749,797

(Cost $9,375,000)

Shares

Investment Company — 0.73%
4,333,316	JPMorgan Prime Money Market Fund	$4,333,316

Total Investment Company		4,333,316

(Cost $4,333,316)

Total Investments		$733,011,277
(Cost 686,740,242)(f) — 124.10%

Liabilities in excess of other assets — (24.10)%		(142,370,551)

NET ASSETS — 100.00%		$590,640,726

*	Interest Only security represents the right to receive the monthly interest payment on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool.
(a)	Floating rate note. Rate shown is as of report date.
(b)	The Pricing Committee fair valued security under procedures established by the Fund’s Board of Trustees.
(c)	This security is restricted and illiquid as the security may not be offered or sold within the United States or to U.S. persons except to qualified purchasers who are also either qualified institutional buyers or “accredited investors” (as defined in Rule 501 (a) of Regulation D under the Securities Act of 1933).

The total investment in restricted and illiquid securities representing $12,443,480 or 2.11% of net assets are as follows:

28

SCHEDULE OF PORTFOLIO INVESTMENTS

Access Capital Community Investment Fund (cont.)

September 30, 2012

Acquisition Principal Amount	Issuer	Acquisition Date	Acquisition Cost	9/30/2012 Carrying Value Per Unit
$1,980,645	Pacific Beacon LLC	12/18/2006	$1,980,645	$0.59
$528,941	Community Reinvestment Revenue Note	3/24/2008	$ 522,924	$1.00
$9,375,000	Massachusetts Housing Investment Corp.	3/29/2005	$9,375,000	$1.15

(d)	This security is pledged as collateral for financial futures contracts.
(e)	The rate represents the annualized yield at time of purchase.
(f)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Abbreviations used are defined below:

AMBAC – Insured by American Municipal Bond Insurance Assurance Corp.

FHA - Federal Housing Administration

IBC - Insured by International Bancshares Corp.

LOC - Letter of Credit

MBIA – Insured by MBIA

NATL-RE - Insured by National Public Guarantee Corp.

OID - Original Issue Discount

See notes to financial statements.

29

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

September 30, 2012

Assets:
Investments in securities, at value (cost $686,740,242)	$733,011,277
Segregated cash collateral for reverse repurchase agreements	670,291
Interest and dividends receivable	2,768,876
Receivable for Fund shares sold	27,768
Cash at broker for futures contracts	2,604,278
Prepaid expenses and other assets	21,796

Total Assets	739,104,286

Liabilities:
Unrealized loss on futures contracts	1,143,695
Distributions payable	1,053,274
Payable for capital shares redeemed	175,077
Payable for investments purchased	2,319,592
Reverse repurchase agreements (including interest of $21,381)	143,391,229
Accrued expenses and other payables:
Investment advisory fees	268,555
Accounting fees	4,030
Distribution fees	33,063
Trustee fees	156
Audit fees	39,180
Transfer Agent fees	5,838
Other	29,871

Total Liabilities	148,463,560

Net Assets	$590,640,726

Net Assets Consist Of:
Capital	$587,952,665
Distributions in excess of net investment income	(1,324,103)
Accumulated net realized losses from investment transactions, futures contracts and sale commitments	(41,115,176)
Net unrealized appreciation on investments, futures contracts, and sale commitments	45,127,340

Net Assets	$590,640,726

30

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (cont.)

Net Assets:
Class A	$14,457,994
Class I	576,182,732

Total	$590,640,726

Shares Outstanding (1,000,000,000 shares authorized, 100,000,000 shares registered at $.0000001 par value):
Class A	1,480,106
Class I	59,024,706

Total	60,504,812

Net Asset Values and Redemption Price Per Share:
Class A(a)	$9.77
Class I	$9.76
Maximum Offering Price Per Share:
Class A	$10.15
Maximum Sales Charge - Class A	3.75%

(a)	For Class A shares, redemption price per share will be reduced by 1.00% for sales of shares within 12 months of purchase (only applicable on purchases of $1 million or more on which no initial sales charge was paid). Such reduction is not reflected in the net asset value and the redemption price per share.

See notes to financial statements.

31

FINANCIAL STATEMENTS

Statement of Operations

For the Year Ended September 30, 2012

Investment Income:
Interest income	$27,944,989
Dividend income	9,703

Total Investment Income	27,954,692

Expenses:
Management fees	3,551,790
Interest expense	478,111
Distribution fees - Class A	32,005
Accounting services	53,508
Audit fees	40,923
Legal fees	33,441
Custodian fees	50,781
Insurance fees	7,843
Trustees’ fees and expenses	14,271
Transfer agent fees	34,307
Printing and shareholder reports	23,713
Registration fees	47,051
Other fees and expenses	121,845

Total expenses	4,489,589

Net Investment Income	23,465,103

Realized/Unrealized Gains (Losses) from Investment Transactions and Futures Contracts:
Net realized gains from investment transactions	1,629,214
Net realized losses from futures contracts	(6,489,130)

(4,859,916)

Net change in unrealized appreciation/depreciation on investments	5,347,346
Net change in unrealized appreciation/depreciation on futures contracts	1,834,950

7,182,296

Net realized/unrealized gains from investments and futures contracts	2,322,380

Change in net assets resulting from operations	$25,787,483

See notes to financial statements.

32

FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011
From Investment Activities:
Operations:
Net investment income	$ 23,465,103	$ 25,463,089
Net realized losses from investments and futures contracts	(4,859,916)	(7,812,804)
Net change in unrealized appreciation/depreciation on investments and futures contracts	7,182,296	4,973,653

Change in net assets resulting from operations	25,787,483	22,623,938

Distributions to Class A Shareholders:
From net investment income	(513,174)	(447,645)

Distributions to Class I Shareholders:
From net investment income	(24,014,190)	(25,633,188)

Change in net assets resulting from shareholder distributions	(24,527,364)	(26,080,833)

Capital Transactions:
Proceeds from shares issued	59,269,605	26,082,537
Distributions reinvested	10,284,858	10,549,800
Cost of shares redeemed	(25,704,837)	(35,983,586)

Change in net assets resulting from capital transactions	43,849,626	648,751

Net increase/(decrease) in net assets	45,109,745	(2,808,144)

Net Assets:
Beginning of year	545,530,981	548,339,125

End of year	$590,640,726	$545,530,981

Distributions in excess of net investment income	$ (1,324,103)	$ (1,324,828)

Share Transactions:
Issued	6,098,530	2,688,679
Reinvested	1,058,155	1,086,063
Redeemed	(2,640,117)	(3,717,395)

Change in shares resulting from capital transactions	4,516,568	57,347

See notes to financial statements.

33

FINANCIAL STATEMENTS

Statement of Cash Flows

For the Year Ended September 30, 2012

Cash Provided by Operating Activities:
Net increase in net assets resulting from operations	$25,787,483
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term securities	(162,725,133)
Proceeds from sales and paydowns of long-term securities	144,885,562
Proceeds from sales of short-term securities-net	1,899,553
Net change in unrealized (appreciation)/depreciation on investment securities	(5,347,346)
Net realized gains from investment transactions	(1,629,214)
Amortization of premium and discount - net	478,519
Decrease in interest and dividends receivable	456,980
Decrease in unrealized loss on futures contracts	(1,835,055)
Decrease in interest due on reverse repurchase agreements	(11,422)
Decrease in cash at brokers for futures contracts	2,139,442
Decrease in prepaid expenses and other assets	720
Decrease in payable to investment adviser	(43,923)
Increase in accrued expenses and other liabilities	2,998

Net Cash Provided by Operating Activities	4,059,164

Cash Provided by Financing Activities:
Cash receipts/payments from reverse repurchase agreements	(23,207,289)
Proceeds from issuance of shares	59,264,514
Cash payments on shares redeemed	(25,543,901)
Distributions paid to shareholders	(14,572,488)

Net Cash Used in Financing Activities	(4,059,164)

Cash:
Net change in cash	—
Cash at beginning of year	—

Cash at end of year	$—

Cash Flow Information:
Cash paid for interest	$489,533

Noncash Financing Activities:
Capital shares issued in reinvestment of distributions to shareholders	$10,284,858

See notes to financial statements.

34

This Page Intentionally Left Blank

35

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund

	(Selected data for a share outstanding throughout the years indicated)

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income(a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Asset Value, End of Period
Class A
Year Ended September 30, 2012	$9.75	0.37	0.05	0.42	(0.40)	$ 9.77
Year Ended September 30, 2011	9.81	0.43	(0.05)	0.38	(0.44)	9.75
Year Ended September 30, 2010	9.80	0.46	0.02	0.48	(0.47)	9.81
Period Ended September 30, 2009(b)	9.47	0.31	0.34	0.65	(0.32)	9.80
Class I(c)
Year Ended September 30, 2012	$9.74	0.40	0.04	0.44	(0.42)	$ 9.76
Year Ended September 30, 2011	9.80	0.45	(0.05)	0.40	(0.46)	9.74
Year Ended September 30, 2010	9.79	0.49	0.02	0.51	(0.50)	9.80
Year Ended September 30, 2009	9.41	0.50	0.38	0.88	(0.50)	9.79
Period Ended September 30, 2008(d)	9.48	0.16	(0.07)	0.09	(0.16)	9.41
Year Ended May 31, 2008	9.46	0.46	0.02	0.48	(0.46)	9.48

(a)	Per share net investment income has been calculated using the average daily shares method.
(b)	For the period January 29, 2009 (commencement of operations) to September 30, 2009.
(c)	The existing share class was renamed Class I Shares with the commencement of Class A Shares on January 29, 2009.
(d)	Effective September 30, 2008, the Fund’s fiscal year end changed from May 31 to September 30.

See notes to financial statements.

36

FINANCIAL HIGHLIGHTS

Access Capital Community Investment Fund (cont.)

		(Selected data for a share outstanding throughout the years indicated)

		Ratios to Average Net Assets(a)				Ratios to Average Net Assets Plus Average Borrowings(a)(b)				Supplemental Data
	Total Return(c)	Total Expenses Net of Reimbursement and Excluding Interest Expense	Total Expenses Excluding Interest Expense	Net Expenses	Net Investment Income	Total Expenses Net of Reimbursement and Excluding Interest Expense and Investment Structuring Fees	Total Expenses Excluding Interest Expense	Net Expenses	Net Investment Income	Net Assets, End of Period (000’s)	Portfolio Turnover Rate
Class A
Year Ended September 30, 2012(d)	4.35%	0.94%	0.94%	1.03%	3.80%	0.76%	0.76%	0.83%	3.07%	$ 14,458	20%
Year Ended September 30, 2011(d)	3.98%	0.96%	0.96%	1.03%	4.40%	0.77%	0.77%	0.82%	3.51%	8,212	17%
Year Ended September 30, 2010(d)	5.02%	0.97%	0.97%	1.04%	4.67%	0.78%	0.78%	0.84%	3.76%	12,141	9%
Period Ended September 30, 2009(d)	7.11%	1.00%	1.25%	1.11%	4.77%	0.81%	1.02%	0.90%	3.89%	8,662	10%
Class I
Year Ended September 30, 2012(d)	4.62%	0.70%	0.70%	0.78%	4.12%	0.56%	0.56%	0.63%	3.31%	$ 576,183	20%
Year Ended September 30, 2011(d)	4.23%	0.72%	0.72%	0.79%	4.66%	0.57%	0.57%	0.62%	3.69%	537,319	17%
Year Ended September 30, 2010(d)	5.28%	0.72%	0.72%	0.79%	4.94%	0.58%	0.58%	0.64%	3.98%	536,198	9%
Year Ended September 30, 2009(d)	9.59%	0.74%	0.74%	1.06%	5.16%	0.59%	0.59%	0.85%	4.12%	561,148	10%
Period Ended September 30, 2008	1.02%	0.86%	0.86%	1.61%	5.17%	0.67%	0.67%	1.25%	4.00%	543,404	1%
Year Ended May 31, 2008	5.19%	0.93%(e)	0.93%	1.99%	4.83%	0.75%(e)	0.75%	1.60%	3.88%	513,723	19%

(a)	Annualized for those periods that are less than one year.
(b)	These ratios are calculated based upon the average net assets plus average borrowings.
(c)	Total investment returns exclude the effect of sales charge.
(d)	Total expenses of the Fund for the period ended September 30, 2009 is 1.36% and 1.09% for the Class A and Class I shares, respectively. Total expenses for all other periods would be the same as shown in the financial highlights as net expenses because there were no fee waivers during these periods.
(e)	To the extent that the Fund’s operating expenses (exclusive of management fees, distribution fees and interest expense) were less than 0.25% of the Fund’s monthly average net assets, the Fund repaid the Fund’s investment adviser and sub-adviser for operating expenses previously borne or reimbursed.

See notes to financial statements.

37

NOTES TO FINANCIAL STATEMENTS

September 30, 2012

1. Organization

RBC Funds Trust (the “Trust”) was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 13 portfolios. Overall responsibility for the management of the Trust is vested in its Board of Trustees (the “Board”). This annual report includes the Access Capital Community Investment Fund (the “Fund”). At its inception in 1998, the Access Capital Strategies Community Investment Fund, Inc., the Fund’s predecessor, elected status as a business development company under the Investment Company Act of 1940 (the “1940 Act”), but withdrew its election on May 30, 2006, and registered as a continuously offered, closed-end interval management company under the 1940 Act. The predecessor fund was reorganized into a series of the Trust, a registered open-end management company under the 1940 Act, effective July 28, 2008.

The Fund offers two share classes: Class A and Class I shares. Class A shares are offered with a 3.75% maximum front-end sales charge and a 1.00% contingent deferred sales charge (“CDSC”) for redemption within 12 months of a $1 million or greater purchase on which no front-end sales charge was paid. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a CDSC.

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (“Co-Administrator”).

The Fund’s investment objective is to invest in geographically specific debt securities located in portions of the United States designated by Fund investors. The Fund seeks to achieve its investment objective by investing primarily in debt securities specifically designed to support underlying economic activities such as affordable housing, education, small business lending, and job-creating activities in areas of the United States designated by Fund investors.

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Fund. The policies conform to accounting principles generally accepted in the United States of America (“US GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Bonds and other fixed income securities, including TBA commitments, are generally valued on the basis of prices furnished by pricing services approved by the Board. The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. These valuation techniques take into account multiple factors, including fundamental security analytical data, counterparty valuation quotations, information from broker-dealers, market spreads and interest rates. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value. Futures are valued at their most recent sale price on the exchange on which they are primarily traded.

The Board has policies and procedures for the valuation of the Fund’s investment securities and financial instruments and has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the Procedures, including the responsibility for determining the fair value of the Fund’s investment securities and financial instruments. The Pricing Committee includes representatives of the Trust’s Advisor, Co-Administrator and sub-advisor, including personnel from accounting and operations, investment management, trading, risk analytics, compliance and legal.

38

NOTES TO FINANCIAL STATEMENTS

The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, and includes a review of the Trust’s pricing activity and operations, fair value measurements, pricing vendors, policies and procedures and related controls. At least a quorum of the Committee meets more frequently, as needed, to consider and approve time-sensitive fair valuation actions. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of their regularly scheduled meetings to discuss valuation matters and actions taken during the period.

Fair value methods used include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors used in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

In such cases where a security price is unavailable, the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, or where Fund Management determines that the value provided by the pricing services does not approximate fair value, the value of the security or financial instrument will be determined in good faith by the Pricing Committee as authorized by the Board, generally based upon recommendation provided by the Advisor. Fair valuation may also be used when a significant valuation event is determined to have occurred. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the New York Stock Exchange; an extraordinary event like a natural disaster or terrorist act occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities.

When the Fund uses fair valuation methods that use significant unobservable inputs to determine its NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Fund’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Fund cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

The Fund’s Pricing Committee employs various methods for calibrating the valuation approach related to fair valued securities categorized within Level 3 of fair value hierarchy. These methods may include regular due diligence of the Fund’s pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realize gains and losses, reviews of missing and stale prices and large movements in market value and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Fund’s Board.

Financial Instruments:

Reverse Repurchase Agreements

To obtain short-term financing, the Fund entered into reverse repurchase agreements with primary dealers that report to the Federal Reserve Bank of New York or the 100 largest U.S. commercial banks, who are deemed creditworthy under guidelines approved by the Board. Interest on the value of the reverse repurchase agreements is based upon competitive market rates at the time of issuance. At the time the Fund enters into a reverse repurchase agreement, it will establish and maintain a segregated account with the custodian containing qualifying assets having a value, including accrued interest, not

39

NOTES TO FINANCIAL STATEMENTS

less than the repurchase price. Based on requirements with certain exchanges and third party broker-dealers, the Fund may also be required to deliver or deposit securities or cash as collateral. If the counterparty to the transaction is rendered insolvent, the ultimate realization of the securities to be repurchased by the Fund may be delayed or limited. For the year ended September 30, 2012, the average amount borrowed was approximately $140,748,445 and the daily weighted average interest rate was 0.34%.

Details of open reverse repurchase agreements at September 30, 2012 were as follows:

	Rate	Trade Date	Maturity Date	Net Closing Amount	Par
Goldman Sachs	0.39%	9/04/12	10/02/12	$(37,467,362)	$(37,456,000)
Goldman Sachs	0.37%	9/17/12	10/15/12	(46,164,296)	(46,151,015)
Goldman Sachs	0.38%	9/25/12	10/25/12	(59,781,758)	(59,762,833)

Details of underlying collateral pledged for open reverse repurchase agreements in addition to the segregated cash collateral shown on the Statement of Assets and Liabilities at September 30, 2012 were as follows:

	Description	Rate	Maturity Date	Par	Value
Goldman Sachs 9/04/12 to 10/02/12
	Fannie Mae Pool #AK6715	3.50%	3/01/42	$7,223,597	$7,745,614
	Fannie Mae Pool #AK2386	3.50%	2/01/42	16,395,663	17,580,505
	Fannie Mae Pool #AH6764	4.00%	3/01/41	1,438,220	1,547,379
	Fannie Mae Pool #AH5662	4.00%	2/01/41	1,079,174	1,161,082
	Fannie Mae Pool #AD4946	4.50%	6/01/40	1,044,869	1,128,908
	Fannie Mae Pool #AE5806	4.50%	9/01/40	1,045,776	1,156,685
	Fannie Mae Pool #AC7199	5.00%	12/01/39	4,326,309	4,733,421
	Fannie Mae Pool #663159	5.00%	7/01/32	3,778,409	4,145,744

					$39,199,338

Goldman Sachs 9/17/12 to 10/15/12
	Fannie Mae Pool #AK6716	3.50%	3/01/42	$2,392,562	$2,565,462
	Fannie Mae Pool #AH0917	4.00%	12/01/40	1,482,812	1,595,355
	Fannie Mae Pool #AA3206	4.00%	4/01/39	942,111	1,013,616
	Fannie Mae Pool #AE2023	4.00%	9/01/40	1,406,559	1,513,314
	Fannie Mae Pool #AE5432	4.00%	10/01/40	1,886,007	2,029,152
	Fannie Mae Pool #AE5861	4.00%	10/01/40	1,578,515	1,698,322
	Fannie Mae Pool #AE6851	4.00%	10/01/40	1,157,200	1,245,029
	Fannie Mae Pool #AE7707	4.00%	11/01/40	1,878,290	2,020,849
	Fannie Mae Pool #AH8878	4.50%	4/01/41	1,938,652	2,101,241
	Fannie Mae Pool #AI1846	4.50%	5/01/41	2,357,244	2,554,939
	Fannie Mae Pool #AA3142	4.50%	3/01/39	1,686,013	1,834,263
	Fannie Mae Pool #AA7042	4.50%	6/01/39	1,012,910	1,098,176
	Fannie Mae Pool #AD4458	4.50%	4/01/40	2,184,373	2,360,062
	Fannie Mae Pool #AD7239	4.50%	7/01/40	1,214,499	1,341,405
	Fannie Mae Pool #AD7272	4.50%	7/01/40	1,236,618	1,365,835

40

NOTES TO FINANCIAL STATEMENTS

	Description	Rate	Maturity Date	Par	Value
	Fannie Mae Pool #AD9614	4.50%	8/01/40	$2,055,762	$2,221,106
	Fannie Mae Pool #MC0154	4.50%	8/01/39	1,665,447	1,805,644
	Fannie Mae Pool #727312	5.00%	9/01/33	1,891,188	2,083,336
	Fannie Mae Pool #829005	5.00%	8/01/35	1,261,101	1,377,999
	Fannie Mae Pool #934941	5.00%	8/01/39	1,817,179	1,988,179
	Fannie Mae Pool #AC5328	5.00%	10/01/39	1,001,081	1,112,803
	Fannie Mae Pool #AC5329	5.00%	10/01/39	823,694	901,205
	Fannie Mae Pool #AC6304	5.00%	11/01/39	1,081,004	1,182,728
	Fannie Mae Pool #AC6307	5.00%	12/01/39	1,309,834	1,433,091
	Fannie Mae Pool #AD1470	5.00%	2/01/40	2,046,944	2,237,007
	Fannie Mae Pool #AD8960	5.00%	6/01/40	1,313,725	1,459,107
	Fannie Mae Pool #257892	5.50%	2/01/38	668,601	734,416
	Fannie Mae Pool #829649	5.50%	3/01/35	1,096,836	1,209,947
	Fannie Mae Pool #952598	6.00%	7/01/37	1,057,008	1,175,302
	Fannie Mae Pool #952632	6.00%	7/01/37	1,250,376	1,382,496

					$48,641,386

Goldman Sachs 9/25/12 to 10/25/12
	Fannie Mae Pool #AH0306	4.00%	12/01/40	$1,208,338	$1,324,971
	Fannie Mae Pool #AH1077	4.00%	1/01/41	1,271,829	1,407,309
	Fannie Mae Pool #AH5657	4.00%	2/01/41	1,040,634	1,119,617
	Fannie Mae Pool #AH7277	4.00%	3/01/41	1,277,576	1,379,333
	Fannie Mae Pool #AE2012	4.00%	9/01/40	2,770,976	2,981,289
	Fannie Mae Pool #AE5862	4.00%	10/01/40	1,914,524	2,067,012
	Fannie Mae Pool #AE5863	4.00%	10/01/40	1,562,285	1,686,719
	Fannie Mae Pool #AE7699	4.00%	11/01/40	1,343,943	1,445,946
	Fannie Mae Pool #AE7703	4.00%	10/01/40	1,000,959	1,076,930
	Fannie Mae Pool #AI1848	4.50%	5/01/41	2,224,168	2,410,703
	Fannie Mae Pool #AA0645	4.50%	3/01/39	1,039,596	1,138,480
	Fannie Mae Pool #AC2109	4.50%	7/01/39	1,887,545	2,039,360
	Fannie Mae Pool #AD1471	4.50%	2/01/40	2,800,694	3,036,456
	Fannie Mae Pool #AD1585	4.50%	2/01/40	3,427,403	3,715,921
	Fannie Mae Pool #AD1640	4.50%	3/01/40	1,148,437	1,246,548
	Fannie Mae Pool #AD1942	4.50%	1/01/40	2,547,174	2,761,594
	Fannie Mae Pool #AD1988	4.50%	2/01/40	4,148,476	4,497,693
	Fannie Mae Pool #AD4456	4.50%	4/01/40	2,117,690	2,298,604
	Fannie Mae Pool #AD7256	4.50%	7/01/40	786,889	872,555
	Fannie Mae Pool #AD7242	4.50%	7/01/40	1,189,054	1,290,634
	Fannie Mae Pool #AD7271	4.50%	7/01/40	2,352,826	2,553,827
	Fannie Mae Pool #AD9613	4.50%	8/01/40	1,830,861	1,981,549
	Fannie Mae Pool #MC0171	4.50%	9/01/39	1,089,239	1,180,930
	Fannie Mae Pool #AC1463	5.00%	8/01/39	1,611,793	1,778,576
	Fannie Mae Pool #AC4395	5.00%	9/01/39	1,145,913	1,274,515
	Fannie Mae Pool #AD1560	5.00%	3/01/40	1,720,022	1,881,879
	Fannie Mae Pool #AD1586	5.00%	1/01/40	1,249,038	1,365,013

41

NOTES TO FINANCIAL STATEMENTS

Description	Rate	Maturity Date	Par	Value
Fannie Mae Pool #AD1943	5.00%	1/01/40	$1,131,272	$1,236,313
Fannie Mae Pool #AH0914	5.00%	11/01/40	1,261,289	1,365,099
Fannie Mae Pool #806761	5.50%	9/01/34	2,457,677	2,716,501
Fannie Mae Pool #844361	5.50%	11/01/35	1,420,045	1,561,828
Fannie Mae Pool #885724	5.50%	6/01/36	2,141,909	2,353,422
Fannie Mae Pool #990510	5.50%	8/01/38	317,076	348,784
Fannie Mae Pool #AA0527	5.50%	12/01/38	1,235,785	1,362,067

				$62,757,977

Derivatives

The Fund may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow the Fund to manage its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns. Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Fund from their counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. The Fund’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Fund. For over-the-counter purchased options, the Fund bears the risk of loss in the amount of the premiums paid and change in value of the options should the counterparty not perform under the contracts. Written options by the Fund do not give rise to counterparty credit risk, as written options obligate the Fund to perform and not the counterparty. Counterparty risk related to exchange traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Fund, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that the Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below. For open derivative instruments as of September 30, 2012, see the following section for financial futures contracts.

Financial Futures Contracts

The Fund entered into futures contracts in an effort to manage both the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

42

NOTES TO FINANCIAL STATEMENTS

The Fund had the following open futures contracts at September 30, 2012:

	Number of Contracts	Expiration Date	Unrealized Appreciation (Depreciation)	Notional Value	Counterparty
Short Position:
90 Day Euro
Dollar	25	March, 2013	$(75,000)	6,154,688	Barclays Capital
	25	March, 2014	$(143,437)	6,081,875	Barclays Capital
	25	June, 2013	$(86,250)	6,142,500	Barclays Capital
	25	June, 2014	$(156,250)	6,066,562	Barclays Capital
	25	September, 2013	$(97,812)	6,130,313	Barclays Capital
	25	September, 2014	$(168,125)	6,051,563	Barclays Capital
	25	December, 2012	$(65,312)	6,164,688	Barclays Capital
	25	December, 2013	$(130,313)	6,096,250	Barclays Capital
Ten Year
U.S. Treasury Notes	310	December, 2012	$(238,266)	41,141,891	Barclays Capital
Thirty Year
U.S. Treasury Bonds	260	December, 2012	$17,070	38,854,570	Barclays Capital

Details of underlying collateral pledged for open futures contracts in addition to the cash at brokers shown on the Statement of Assets and Liabilities at September 30, 2012 is as follows:

Description	Yield	Maturity Date	Par	Market Value
U.S. Treasury Bill	0.18%	04/04/13	$2,000,000	$1,998,588

Options

The Fund may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. A Fund may also purchase put and call options. A call option gives the purchaser the right to buy, and the writer the obligation to sell, the underlying security at the agreed-upon exercise (or “strike”) price during the option period. A put option gives the purchaser the right to sell, and the writer the obligation to buy, the underlying security at the strike price during the option period. Purchasers of options pay an amount, known as a premium, to the option writer in exchange for the right under the option contract. The Fund does not have any outstanding options as of September 30, 2012.

43

NOTES TO FINANCIAL STATEMENTS

Swaptions

The Fund may purchase or write swaptions in an attempt to gain additional protection against the effects of interest rate fluctuations. Swap options (swaptions) are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swap option is granting or buying the right to enter into a previously agreed upon interest rate swap agreement at any time before the expiration of the option (interest rate risk). In purchasing and writing swaptions, the Fund bears the risk of an unfavorable change in the price of the underlying interest rate swap or the risk that the Fund may not be able to enter into a closing transaction due to an illiquid market. The Fund executes transactions in over-the-counter swaptions. Transactions in over-the-counter swaptions may expose the Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty, the Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized loss of the contract (as writer).The Fund does not have any outstanding call swaptions as of September 30, 2012.

The effect of Derivative Instruments on the Statement of Operations during the year ended September 30, 2012 is as follows:

Derivative Instruments Categorized by Risk Exposure	Net Realized Losses from Futures Contracts	Net Change in Unrealized Appreciation/Depreciation on Futures Contracts
Interest Rate Risk	$(6,489,659)	$1,835,479

For the year ended September 30, 2012, the average volume of derivative activities are as follows:

Futures Short Positions (Contracts)
824

TBA Commitments

The Fund may enter into to be announced (“TBA”) commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased/sold declines/increases prior to settlement date, which is in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities, according to the procedures described under “Security Valuation”. As of September 30, 2012, the Fund had outstanding TBA commitments.

Mortgage Backed Securities

Because the Fund will focus on community development investments, such as securities backed by commercial and/or residential mortgage loans, it will be affected by risks not typically associated with funds that do not specialize in community development investments. These risks include credit and prepayment risk and risk due to default on underlying loans within a security. Changes in economic conditions, including delinquencies and/or defaults or assets underlying these securities, can affect the value, income and/or liquidity of such positions.

In addition, the Fund invests in certain mortgage backed securities that qualify under the Community Reinvestment Act of 1977 (“CRA”) in which the Fund may pay a premium for the geographically or other targeted nature of the securities. There can be no guarantee, however, that a similar premium will be received if the security is sold by the Fund.

Credit Enhancement

Certain obligations held in the Fund have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements; and third party insurance (i.e., AMBAC and MBIA).

44

NOTES TO FINANCIAL STATEMENTS

Fair Value Measurements:

Various inputs are used in determining the fair value of investments which are as follows:

•     Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•     Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment spreads, etc.

•     Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair valuation of the Fund’s investments as of September 30, 2012 is as follows:

	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Investment Company	$4,333,316	$—	$—	$4,333,316
Municipal Bonds	—	16,006,659	—	16,006,659
Corporate Bonds	—	1,163,906	—	1,163,906
U.S. Government Agency Backed Mortgages	—	648,250,682	—	648,250,682
U.S. Government Agency Obligations	—	50,508,329	—	50,508,329
U.S. Treasury Obligations	—	1,998,588	—	1,998,588
Promissory Notes	—	10,749,797	—	10,749,797

	$4,333,316	$728,677,961	$—	$733,011,277

Other Financial Instruments(*)
Futures Contracts	$17,070	$—	$—	$17,070

Total Assets	$4,350,386	$728,677,961	$—	$733,028,347

Liabilities:
Other Financial Instruments(*)
Futures Contracts	$(1,160,765)	$—	$—	$(1,160,765)

* Other financial instruments are futures contracts which are not reflected in the Schedule of Portfolio Investments and are shown at the unrealized appreciation/(depreciation) on the contracts.

During the year ended September 30, 2012, the Fund recognized no transfers to/from Level 1 or 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

45

NOTES TO FINANCIAL STATEMENTS

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reportings Standards (“ IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, Fund Management is evaluating the implications of ASU 2011-11 and its impact on the Fund’s financial statement disclosures.

Investment Transactions and Income:

Investment transactions are recorded one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the costs of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization and accretion of premium or discount using the effective yield method. Paydown gains and losses on mortgage and asset-backed securities are included in the financial statements as interest income.

Expense, Investment Income and Gain/Loss Allocation:

The Fund pays the expenses that are directly related to its operations, such as custodian fees or advisor fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated to the Fund either proportionately based upon the Fund’s relative net assets or using another reasonable basis such as equally across all Funds in the Trust, depending on the nature of the expense. Individual share classes within the Fund are charged expenses specific to that class, such as distribution fees. Within the Fund, expenses other than class specific expenses are allocated daily to each class based upon the proportion of relative net assets. Investment income and realized and unrealized gains or losses are allocated to each class of shares based upon the proportion of relative net assets.

Distributions to Shareholders:

The Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid to a redeeming shareholder at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., reclassification of paydown gains and losses, and expiring capital loss carryforward), they are reclassified within a Fund’s capital account based on their federal tax basis treatment.

For the year ended September 30, 2012, permanent difference reclassification amounts were as follows:

Increase Undistributed Net Investment Income	Increase Accumulated Realized Gain/Loss	Decrease Paid-in-Capital
$1,062,986	$2,693,348	$(3,756,334)

3. Agreements and Other Transactions with Affiliates

RBC GAM (US) serves as investment advisor to the Fund. The Advisor has agreed to waive or limit fees through January 31, 2014, to maintain expenses (excluding interest expense, management fees and distribution fees) at 0.20% of the Fund’s average monthly gross assets less liabilities, other than

46

NOTES TO FINANCIAL STATEMENTS

indebtness for borrowing. The Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by the Advisor, any expenses in excess of the expense limitation and repay the Advisor such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation disclosed in the effective prospectus. During the year ended September 30, 2012, no reimbursements were made to the Advisor.

Under the terms of the Fund’s management agreement, the Advisor receives from the Fund an annual management fee, paid monthly, of 50 basis points (0.50%) of the Fund’s average daily total assets less liabilities, other than indebtedness for borrowing. For purposes of calculating the management fee, assets purchased with borrowed monies are included in the total that is subject to the management fee. As a result, the Advisor has an incentive to use leverage so as to increase the amount of assets upon which it may charge a fee. As of September 30, 2012, the impact of leverage raised the management fee to approximately 62 basis points (0.62%) of the Fund’s average net assets.

The RBC Funds currently pay each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the advisor, administrator or distributor) an annual retainer of $32,500. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 ($5,500 effective October 1, 2012) for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Fund Distribution:

The Fund has adopted a Master Distribution 12b-1 Plan (the “Plan”) in which Quasar Distributors LLC (the “Distributor”) acts as the Fund’s distributor. The Plan permits the Fund to make payments for, or to reimburse the Distributor for, distribution-related costs and expenses of marketing shares of Class A covered under the Plan, and/or for providing shareholder services. The Plan does not apply to Class I. The following chart shows the current Plan fee rate for Class A.

Class A
12b-1 Plan Fee	0.25%

Plan fees are based on average daily net assets of Class A. The Distributor, subject to applicable legal requirements, may waive the Plan fee voluntarily, in whole or in part. For the year ended September 30, 2012, there were no fees waived by the Distributor.

5. Securities Transactions:

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the year ended September 30, 2012 were as follows:

Purchases(Excl. U.S. Gov’t.)	Sales(Excl. U.S. Gov’t.)	Purchases of U.S. Gov’t.	Sales of U.S. Gov’t.
$ 163,566,937	$143,822,576	$—	$—

47

NOTES TO FINANCIAL STATEMENTS

6. Capital Share Transactions:

The Trust is authorized to issue 1,000,000,000 shares of beneficial interest (“shares outstanding”) with par value of $.0000001. Transactions in shares of the Fund are summarized below:

	For the Year Ended September 30, 2012	For the Year Ended September 30, 2011

CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$12,344,520	$4,360,376
Distributions reinvested	385,258	205,393
Cost of shares redeemed	(6,519,356)	(8,377,225)

Change in Class A	$6,210,422	$(3,811,456)

Class I
Proceeds from shares issued	$46,925,085	$21,722,161
Distributions reinvested	9,899,600	10,344,407
Cost of shares redeemed	(19,185,481)	(27,606,361)

Change in Class I	$37,639,204	$4,460,207

Change in net assets resulting from capital transactions	$43,849,626	$648,751

SHARE TRANSACTIONS:
Class A
Issued	1,268,788	450,086
Reinvested	39,600	21,131
Redeemed	(670,465)	(866,187)

Change in Class A	637,923	(394,970)

Class I
Issued	4,829,742	2,238,593
Reinvested	1,018,555	1,064,932
Redeemed	(1,969,652)	(2,851,208)

Change in Class I	3,878,645	452,317

Change in shares resulting from capital transactions	4,516,568	57,347

7. Federal Income Taxes:

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of the Fund.

As of September 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) was as follows:

Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
$ 686,740,242	$48,050,690	$(1,779,655)	$46,271,035

48

NOTES TO FINANCIAL STATEMENTS

The tax character of distributions were as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
For the year ended September 30, 2012	$24,109,633	$24,109,633
For the year ended September 30, 2011	$26,023,509	$26,023,509

As of September 30, 2012, the components of accumulated earnings/(losses) and tax character of distributions paid are as follows:

Undistributed Ordinary Income	Accumulated Earnings	Distributions Payable	Deferred Qualified Late-Year Losses	Accumulated Capital Loss Carryforwards	Unrealized Appreciation	Total Accumulated Losses
$ 476,884	$—	$(1,800,987)	$(5,475,077)	$(36,783,794)	$46,271,035	$2,688,061

As of September 30, 2012, the Fund had capital loss carryforwards for federal income tax purposes as follows:

Capital Loss Carryforward	Expires
$659,184	2013
$27,743	2014
$2,484,167	2015
$8,197,543	2016
$11,587,282	2018
$4,011,206	2019

The Fund had capital loss carryforwards of $3,756,334 expire as of the end of the fiscal year ending September 30, 2012.

As of September 30, 2012, the Fund had a short-term capital loss carryforward of $3,615,809 and a long-term capital loss carryforward of $6,200,860 available to offset future realized capital gains in accordance with the Regulated Investment Company Modernization Act of 2010. These capital loss carryforwards are not subject to expiration and must first be utilized to offset future realized gains of the same character and must be utilized prior to the utilization of the loss carryforwards subject to expiration that are described above.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Fund deferred short-term qualified late-year capital losses of $2,640,521 and long-term qualified late-year capital losses of $2,834,556 which will be treated as arising on the first business day of the fiscal year ending September 30, 2013.

Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (the tax years ended September 30 of the years 2009, 2010, 2011 and 2012) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the year ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties.

49

NOTES TO FINANCIAL STATEMENTS

8. Subsequent Events.

Management has evaluated the impact of all subsequent events on the Fund and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

50

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Access Capital Community Investment Fund and Board of Trustees of RBC Funds Trust.

We have audited the accompanying statement of assets and liabilities, including the schedule of portfolio investments, of Access Capital Community Investment Fund (the “Fund”), one of the portfolios constituting the RBC Funds Trust as of September 30, 2012, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Fund’s custodian and brokers; where replies were not received from brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Access Capital Community Investment Fund, as of September 30, 2012, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 27, 2012

51

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The Fund reports a portion of the income dividends distributed during the fiscal year ended September 30, 2012, as qualified interest income as defined in the Internal Revenue Code as 100%.

The reporting is based on financial information available as of the date of this annual report and, accordingly, is subject to change. It is the intention of the Fund to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

52

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

T. Geron Bell (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

53

MANAGEMENT (Unaudited)

Independent Trustees(1)(2)

James R. Seward (60)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (48)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (48)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012; Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years:

President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

James A. Gallo (48)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

54

MANAGEMENT (Unaudited)

Executive Officers(1)(3)(4)

Kathleen A. Hegna (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Lee Thoresen (41)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

Ronald A. Homer (65)

Position, Term of Office and Length of Time Served with the Trust: President, Access Capital Community Investment Fund, since July 2008

Principal Occupation(s) During Past 5 Years: Managing Director, RBC Global Asset Management (U.S.) Inc. and President, Access Capital Community Investment Fund (July 2008 to present); Chief Executive Officer and Co-Managing Member, Access Capital Strategies LLC (1997-July 2008); Chairman, Access Capital Strategies Community Investment Fund (1998-July 2008)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.

(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

55

SHARE CLASS INFORMATION (UNAUDITED)

The Access Capital Community Investment Fund offers Class A and Class I shares.

Class A

Class A shares are available for purchase primarily through investment advisors, broker-dealers, banks and other financial services intermediaries. Class A shares of the Fund are currently subject to a maximum up-front sales charge of 3.75% and a 1.00% CDSC for redemption within 12 months of a $1 million or greater purchase. Class A shares currently include a 0.25% annual 12b-1 service and distribution fee.

Class I

Class I shares are intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

56

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the Access Capital Community Investment Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
Class A	$ 1,000.00	$1,025.90	$5.14	1.02%
Class I	$ 1,000.00	$1,027.20	$3.93	0.78%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value 4/1/12	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
Class A	$ 1,000.00	$1,019.79	$5.12	1.02%
Class I	$ 1,000.00	$1,020.98	$3.92	0.78%

* Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/366 (to reflect one half-year period).

57

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Information Regarding the Approval of Investment Advisory Agreement

In September 2012, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and reviewing the performance, fees, and expenses of the Fund, the RBC Funds Board of Trustees (the “Trustees”) determined to approve the continuation of the investment advisory agreement (“Agreement”) with the Advisor for the Fund for an additional year.

As part of their review of the Agreement, the Trustees requested and considered information regarding the advisory services performed by the Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Fund, and the Fund’s performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as the senior investment professionals responsible for managing the Fund, to discuss the information and the Advisor’s ongoing management of the Fund. The Trustees reviewed the nature, quality, and extent of the services provided to the Fund by the Advisor, including information as to the Fund’s performance relative to appropriate securities index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees also requested information regarding other funds that focus particularly on investments eligible for regulatory credit under the Community Reinvestment Act of 1977 (“CRA”). The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees also received reports from the Advisor regarding the performance and fee levels for other advisory client accounts it advised in a similar strategy. The Trustees reviewed profitability data — including year-over-year variances — for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits and the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services.

With regard to Fund performance, the Trustees reviewed information for the Fund as classified in a Lipper group of thirteen institutional U.S. mortgage funds and the Lipper universe of all other institutional U.S. mortgage funds. The Fund’s advisory fees and overall expense levels were higher than its peers, but the Trustees acknowledged that the Fund’s use of leverage contributed to its relatively higher expenses. The Trustees also considered the Advisor’s contractual agreement to subsidize fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably.

In considering the quality of services to be provided by the Advisor, the Trustees discussed the strong research, credit, and fundamental analysis capabilities; the specialized expertise in the area of fixed income investments eligible for regulatory credit under the CRA; and the extensive portfolio management experience of the Advisor’s staff as well as its operational and compliance structure and systems and financial strength.

58

APPROVAL OF INVESTMENT ADVISORY AGREEMENT (UNAUDITED)

Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor were fair and reasonable in light of the nature and quality of services provided under all of the circumstances and were within the range of what might have been negotiated at arms’ length. The Trustees concluded that it is in the interests of the Fund and its shareholders for the Trustees to approve the continuation of the Agreement and expense limitation arrangement for the Fund. In arriving at their collective decision to approve the renewal of the Agreement, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

59

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60

Access Capital

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the Fund. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of the Fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the year ended September 30, 2012.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management U.S., Inc. serves as investment adviser to the Access Capital Community Investment Fund. The Fund is distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-AC AR 09-12

LETTER FROM THE CIO TO RBC FUND SHAREHOLDERS

In managing the RBC BlueBay Funds, we continued to take advantage of structural trends in global emerging market and corporate debt. However, it was a volatile year for risk assets as the ongoing crisis in the eurozone and fears surrounding the direction of global growth continued to impact markets. In such a challenging environment, we maintained our key focus on capital preservation for our investors. Our commitment to preserving investors’ capital meant that we adopted a more cautious strategy across all the RBC BlueBay Funds. We preferred to focus on more defensively-oriented sectors such as telecommunications, utilities and oil and gas, which are better-equipped to withstand exogenous shocks and less sensitive to fluctuations in the global economic environment.

As we enter the final months of 2012, we believe that the positive actions taken by both the U.S. and European central banks should continue to provide technical support for risk assets. Investors may increase their exposure to assets that should benefit from easier monetary conditions. Nevertheless, more fundamental risks remain. In our view a further deterioration in leading global macro data, disappointing earnings or developments around the U.S.fiscal cliff could spell trouble for risk assets. Within high yield, the strong technical support for the asset class, particularly from retail mutual funds and ETFs, could also reverse as yields have compressed to near-record-low levels.

Whilst overall we believe the underlying fundamental situation within emerging markets remains supportive, we need to remain alert to a more convincing recovery of emerging market growth indicators. The most recent set of economic data continues to present a mixed picture. We have seen some signs of improvement in places like China, although on the other side of that, export data in Taiwan and Indonesia remains disappointing. Looking at Asia as a leading indicator for a turn in the global growth cycle does not, at the moment, give us confidence to move into aggressively longer and higher-systemic risk positions. However, we continue to see opportunities in emerging market debt and believe that the return outlook overall should continue to be rewarding.

Within emerging market corporate debt, we are starting to see an increase in differentiation as a number of higher-yielding credits are downgraded or default on their debt. Nevertheless, while we continue to be concerned with the deterioration in the more cyclical, higher-yielding segment of the market, defensively- oriented corporates continue to perform well and offer attractive investment opportunities. The default rate on emerging market high yield corporates is also lower than their U.S. counterparts. Consequently, we remain constructive on the asset class although expect differentiation in performance to become more apparent, highlighting the need for bottom-up fundamental research to generate excess return.

As we move forward, despite what the return environment holds in store, we will continue to strive for strong absolute and risk-adjusted returns across all the RBC BlueBay Funds while maintaining our focus on capital preservation. Thank you for your continued confidence and trust in the RBC BlueBay Funds.

Sincerely,

Mark Poole
Chief Investment Officer
BlueBay Asset Management LLP

1

LETTER FROM THE CIO TO RBC FUND SHAREHOLDERS

Past performance is not a guarantee of future results.

Mutual fund investing involves risk. Principal loss is possible.

The RBC BlueBay Mutual Funds are distributed by Quasar Distributors, LLC, an affiliate of U.S. Bancorp Fund Services, LLC.

2

PORTFOLIO MANAGERS

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)”) serves as the investment advisor and BlueBay Asset Management LLP (“BlueBay”) serves as the investment sub-advisor to the RBC BlueBay Funds and is responsible for the overall management of the Funds’ portfolios. The individuals primarily responsible for the day-to-day management of the Funds’ portfolios are set forth below.

David Dowsett
Senior Portfolio Manager

David Dowsett is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund. David joined BlueBay in April 2002. Previously he spent seven years at Deutsche Asset Management (formerly Morgan Grenfell Asset Management) where he was a Board Director with responsibility for emerging markets and a member of the Investment Policy Committee for all fixed income. David has a BA (Hons) degree in Politics and Economics from Durham University.

Nick Shearn
Portfolio Manager

Nick Shearn is responsible for portfolio management of the RBC BlueBay Emerging Market Select Bond Fund. Nick joined BlueBay in June 2011 from The Royal Bank of Scotland, where he was Head of Local Markets Rates Trading for the CEEMEA region. Prior to this he spent ten years at Deutsche Bank in Johannesburg (1998-2002) and London (2002-2008) trading local markets products. Before trading emerging markets products, Nick focused on the Eurobond markets and was Head of Liquid Credit Trading at JP Morgan before joining DKB International as Head of Trading in 1995. He has a BSc Econ (Hons) from Queen Mary College, London University.

Polina Kurdyavko
Senior Portfolio Manager

Polina Kurdyavko is head of the Emerging Market Corporate Debt team at BlueBay and is responsible for portfolio management of the RBC BlueBay Emerging Market Corporate Bond Fund. Polina joined BlueBay in July 2005 from UBS where she worked as a Credit Analyst in EMEA corporate research. Her role involved secondary coverage of CEEMEA issuers and research support for primary issuance of select corporates. Prior to this, Polina was with Alliance Capital where she started as an emerging markets equity analyst and then moved on to pioneer emerging markets quantitative research at Alliance. Polina holds an MSc (Hons) in Finance from the People’s Friendship University of Russia, Moscow and is a CFA charterholder.

Adam Borneleit
Portfolio Manager

Adam Borneleit is responsible for portfolio management of the RBC BlueBay Emerging Market Corporate Bond Fund. Adam joined BlueBay in June 2008 from Pacific Investment Management Company (PIMCO) where he worked since 2000. He was part of the Emerging Markets Portfolio Management team with a focus on corporate bonds. Prior to that, he was a Credit Analyst in SunAmerica’s high-yield bond group, a manager at PriceWaterhouse Moscow’scorporate finance group in Russia, and an Analyst in Prudential’s private-placement group. Adam holds bachelor’s degrees in both economics and French from the University of Pennsylvania’s Wharton School and College of Arts and Sciences, and an MBA from Stanford University’s Graduate School of Business.

3

PORTFOLIO MANAGERS

Anthony Robertson
Head of Global Leveraged Finance Group
Senior Portfolio Manager
Anthony Robertson is responsible for portfolio management of the RBC BlueBay Global High Yield Bond Fund. Anthony joined BlueBay in August 2004 from Putnam Investments (formerly New Flag Asset Management) where he was a Senior Portfolio Manager responsible for European high yield portfolios. Prior to Putnam, Anthony held similar roles at Standard Asset Management, London & Capital Asset Management, and the West Merchant Bank (West LB). Anthony received his Bachelor of Commerce (Honours) from the University of Natal.
Peter Higgins
Head of Leveraged Loans
Senior Portfolio Manager
Peter Higgins is responsible for portfolio management of the RBC BlueBay Global High Yield Bond Fund. Peter joined BlueBay in January 2008 as a Portfolio Manager with the High Yield team. Previously, he was Director of proprietary trading at Deutsche Bank within the Principal Strategies Group. Peter also spent four years at Goldman Sachs where he was a Desk Analyst in high yield trading. Prior to this, he was at Credit Suisse in high yield capital markets after beginning his career as an investment banker with Prudential Securities. Peter holds a BA from Columbia University.
Michael Reed
Senior Portfolio Manager
Michael Reed is responsible for portfolio management of the RBC BlueBay Global Convertible Bond Fund. Michael joined BlueBay in October 2007 from Pendragon, where, as a Partner, he ran the company’s convertible arbitrage strategies. Prior to that, he was a Managing Director of Salomon Brothers, responsible for international convertible bond trading between 1994 and 2002. Michael joined the Japanese Warrant Arbitrage desk at Salomon in 1989 and spent two years trading Japanese Warrant Arbitrage in Tokyo. Michael holds a Bachelor of Engineering from Southampton University.
Alessandro Esposito
Portfolio Manager
Alessandro Esposito is responsible for portfolio management of the RBC BlueBay Global Convertible Bond Fund. Alessandro joined BlueBay in December 2007 as a portfolio manager on the convertible arbitrage team. He began his career in 1998 at JP Morgan before moving to Intesa in 2000. He began trading hybrids and equity derivatives at Morgan Stanley in 2003 and ran the convertible arbitrage strategy at Peloton Partners since 2006. He has an MSc in Mathematical Trading and Finance and is a CFA charterholder.

4

PERFORMANCE SUMMARY

Aggregate Total Returns as of September 30, 2012

	Since Inception(a)	Net Expense Ratio(1)(2)(3)(4)	Gross Expense Ratio(1)(2)(3)(4)
RBC BlueBay Emerging Market Select Bond Fund
Class I - At Net Asset Value	11.60%	1.00%	1.35%

50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index(b)	12.97%

RBC BlueBay Emerging Market Corporate Bond Fund
Class I - At Net Asset Value	13.06%	1.15%	2.27%

JPMorgan CEMBI Diversified(b)	14.70%

RBC BlueBay Global High Yield Bond Fund
Class I - At Net Asset Value	13.16%	0.95%	1.76%

BofA Merrill Lynch Global High Yield Constrained Index(b)	16.29%

RBC BlueBay Global Convertible Bond Fund
Class I - At Net Asset Value	8.65%	1.00%	2.04%

UBS Global Focus Convertible Index(b)	8.66%

Performance data quoted represents past performance. Past performance is no guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Performance shown reflects contractual fee waivers, without such fee waivers total returns would be reduced. Performance information does not reflect the 2% fee on shares redeemed or exchanged within 30 days of purchase. If such redemption fee was included, performance would be reduced. For performance data current to the most recent month-end go to www.rbcgam.us. Please see footnotes below.

(1) The Funds’ expenses reflect actual expenses from November 30, 2011 to September 30, 2012.

(2) The Adviser has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Fund to the levels listed under net expense ratio until January 31, 2014.

(3) For the period from November 30, 2011 (commencement of operations) to September 30, 2012.

(4) Annualized.

(a) The inception date (commencement of operations) of each Fund is November 30, 2011.

(b) Each of the comparative indices is a widely recognized market value weighted measure of the return of securities, but do not include sales fees or operating expenses. You cannot invest directly in indices.

JPMorgan Emerging Markets Bond Index (“EMBI”) Global tracks total returns for US Dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

5

PERFORMANCE SUMMARY

JPMorgan Government Bond Index - Emerging Markets (“GBI-EM”) Global Diversified Index (Unhedged) is a comprehensive global local emerging markets index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure.

The J.P. Morgan Corporate Emerging Markets Bond Index (“CEMBI”) Diversified limits the weights of those index countries with larger corporate debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The CEMBI Diversified results in well-distributed, more balanced weightings for countries included in the index. The countries covered in the CEMBI Diversified are identical to those covered by the CEMBI.

The BofA Merrill Lynch Global High Yield Constrained Index tracks the performance of below investment grade bonds of corporate issuers domiciled in countries having an investment grade foreign currency long term debt rating.

The UBS Global Focus Convertible Index measures the size and performance of the most liquid convertible issues.

6

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7

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Select Bond Fund
Investment Objective	Invests predominantly in fixed income securities issued by emerging market countries or issuers based in such countries. The Fund seeks to generate excess returns via superior country and issue selection through an in-depth country and security selections process focusing on value in external credit spreads, local currencies and local interest rates. Particular emphasis is given to avoiding deteriorating credits and one-off currency devaluations.

Performance
Since the Fund’s inception on November 30, 2011, the Fund had a total return of 11.60% as of September 30, 2012. That compares to a total return of 12.97% for the Fund’s primary benchmark consisting of 50% JP Morgan EMBI Global Diversified and 50% JP Morgan GBI–EM Broad Diversified Index.

Factors That
Made Positive Contributions	— Overweight positions in sovereign hard currency Mexico, Russia, Turkey and Venezuela contributed to positive relative performance.

Factors That
Detracted From Relative Returns	— Underweight interest rate positions in China and Colombia and hard currency positions in Peru, Kazakhstan and Philippines detracted from relative returns.

8

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Emerging Market Select Bond Fund
Current income and capital appreciation.				Investment Objective
50% JPMorgan EMBI Global Diversified/50% JPMorgan GBI-EM Broad Diversified Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)

Russian Foreign Bond - Eurobond, 7.50%, 3/31/30	3.26%	Ukraine Government International Bond, 9.25%, 7/24/17	2.37%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
Poland Government Bond, 5.75%, 10/25/21	3.17%	Turkey Government International Bond, 6.88%, 3/17/36	2.13%
South Africa Government Bond, 10.50%, 12/21/26	3.14%	South Africa Government International Bond, 5.88%, 5/30/22	1.91%
Turkey Government Bond, 9.50%, 1/12/22	2.76%	Russian Federal Bond - OFZ, 7.40%, 4/19/17	1.87%
Mexico Government International Bond, 5.95%, 3/19/19	2.64%	Petrobras International Finance Co., 7.88%, 3/15/19	1.85%
*A listing of all portfolio holdings can be found beginning on page 16.
				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2012 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

9

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Corporate Bond Fund
Investment Objective

Invests predominantly in fixed income securities issued by companies and financial institutions based in emerging markets. The Fund seeks to generate excess returns via superior country, sector and security selection based upon high-quality, proprietary research. The portfolio duration is controlled within a narrow band relative to the benchmark.

Performance

Since the Fund’s inception on November 30, 2011, the Fund had a total return of 13.06% as of September 30, 2012. That compares to a total return of 14.70% for JP Morgan CEMBI Diversified Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions	— Overweight positions in Venezuelan, Colombian, Indonesian and Brazilian corporates contributed positively to the Fund’s relative performance.
Factors That Detracted From Relative Returns

—    Underweight in Korean credits, which benefited from strong technicals from Asian investors searching for yield outside their core markets, detracted from the Fund’s relative performance. Korean credits remain among the most highly levered in emerging markets and, given extremely tight valuations, we continue to be underweight the country.

10

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Emerging Market Corporate Bond Fund
Current income and capital appreciation.				Investment Objective
JPMorgan CEMBI Diversified Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)

Reliance Holdings USA, Inc., 5.40%, 2/14/22	3.05%	Myriad International Holding BV, 6.38%, 7/28/17	1.93%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22	2.75%	Sigma Alimentos SA de CV, 5.63%, 4/14/18	1.89%
VTB Bank OJSC Via VTB Capital SA, 6.00%, 4/12/17	2.37%	QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/18	1.86%
Turkiye Halk Bankasi AS, 4.88%, 7/19/17	2.32%	Empresa de Energia de Bogota SA,	1.85%
Indosat Palapa Co. BV, 7.38%, 7/29/20	1.94%	6.13%, 11/10/21
		Telemar Norte Leste SA, 5.50%, 10/23/20	1.79%
*A listing of all portfolio holdings can be found beginning on page 24.
				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2012 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

11

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global High Yield Bond Fund
Investment Objective

Invests predominantly in fixed income securities issued by sub-investment grade companies globally with at least 50% in U.S.-domiciled entities. The Fund seeks to generate excess returns via superior sector and security selection based upon high-quality, proprietary research. Portfolio duration is controlled with a narrow band relative to the benchmark.

Performance

Since the Fund’s inception on November 30, 2011, the Fund had a total return of 13.16% as of September 30, 2012. That compares to a total return of 16.29% for the BofA Merrill Lynch Global High Yield Constrained Index, the Fund’s primary benchmark.

Factors That Made Positive Contributions

Factors that positively impacted the Fund’s relative performance included:

—          Holdings in telecommunications and healthcare sectors

—          Core European and US bias in addition to our credit bets outside of the cyclical sectors

—         Our allocation to leveraged loans

—         Market hedges have smoothed returns through the volatility

Factors That Detracted From Relative Returns	— Lower beta, more defensive positioning via an underweight position in financials and corporates domiciled in the eurozone periphery were factors that detracted from relative returns.

12

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global High Yield Bond Fund
Current income and capital appreciation.				Investment Objective
BofA Merrill Lynch Global High Yield Constrained Index				Benchmark

				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)

Columbus International, Inc., 11.50%, 11/20/14	2.99%	Tenet Healthcare Corp., 8.00%, 8/1/20	1.76%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
US Telepacific Holdings Corp. Term Loan, 5.75%, 2/23/17	2.14%	Level 3 Financing, Inc., 8.13%, 7/1/19	1.74%
Biomet, Inc., 10.00%, 10/15/17	2.10%	BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19	1.66%
Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.63%, 11/15/17	2.00%	Valeant Pharmaceuticals International, 6.88%, 12/1/18	1.64%
MU Finance Plc, 8.75%, 2/1/17	1.87%	WOW Finance Term Loan, 6.25%, 7/17/18	1.60%

*A listing of all portfolio holdings can be found beginning on page 29.

				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2012 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

13

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)

RBC BlueBay Global Convertible Bond Fund
Investment Objective

Invests predominantly in convertible securities on a global basis. The Fund seeks to generate excess returns via superior credit and issue selection based on high-quality, proprietary research. Portfolio equity, credit and duration exposure is controlled within bands relative to the benchmark.

Performance

Since the Fund’s inception on November 30, 2011, the Fund had a total return of 8.65% as of September 30, 2012. That compares to a total return of 8.66% for the UBS Global Focus Convertible Index, the Fund’s primary benchmark.

Factors That Contributed To Fund Returns

—      The Fund was consistently overweight Asia ex-Japan, underweight Japan, which had a positive impact on the

  Fund’s relative performance.

—      Also, in the US, investments in the pharmaceutical sector helped performance.

14

MANAGEMENT DISCUSSION AND ANALYSIS (UNAUDITED)
RBC BlueBay Global Convertible Bond Fund
Current income and capital appreciation.				Investment Objective
UBS Global Focus Convertible Index				Benchmark
				Asset Allocation (as of 9/30/12) (% of fund’s investments) & Top Five Industries (as of 9/30/12) (% of fund’s net assets)
Medivation, Inc., 2.63%, 4/1/17	4.01%	Seadrill Ltd., 3.38%, 10/27/17	3.28%	Top Ten Holdings (as of 9/30/12) (% of fund’s net assets)
BNP Paribas SA, 0.25%, 9/21/15	3.85%	BTS Group Holdings PCL, 1.00%,	3.09%
VeriSign, Inc., 3.25%, 8/15/37	3.63%	1/25/16
Gilead Sciences, Inc., 1.00%, 5/1/14	3.59%	Western Areas NL, 6.40%, 7/2/15	3.09%
Liberty Interactive LLC, 3.13%, 3/30/23	3.36%	Aabar Investments PJSC, 4.00%,5/27/16	3.07%
		Siemens Financieringsmaatschappij NV,	2.99%
		1.05%, 8/16/17
*A listing of all portfolio holdings can be found beginning on page 35.
				Growth of $10,000 Initial Investment Since Inception (11/30/11)

The graph reflects an initial investment of $10,000 over the period from November 30, 2011 to September 30, 2012 and is based on Class I shares. The Fund’s total return includes reinvested dividends and capital gains. The Fund’s total return also includes operating expenses that reduce return, while the total return of the index does not. The graph does not reflect the deduction of taxes that a shareholder would pay on fund distributions or redemption of fund shares.

15

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund

September 30, 2012

Principal Amount		Value

Corporate Bonds — 9.20%
British Virgin Islands — 0.90%
$ 350,000	CNOOC Finance 2012 Ltd., 3.88%, 5/2/22	$369,858
650,000	Sinopec Group Overseas Development 2012 Ltd., 4.88%, 5/17/42	725,581

		1,095,439

Cayman Islands — 3.14%
280,000	Petrobras International Finance Co., 3.50%, 2/6/17	293,050
930,000	Petrobras International Finance Co., 5.38%, 1/27/19	1,050,098
191,000	Petrobras International Finance Co., 6.75%, 1/27/41	238,674
1,800,000	Petrobras International Finance Co., 7.88%, 3/15/19	2,253,779

		3,835,601

Columbia — 0.41%
500,000	Bancolombia SA, 5.13%, 9/11/22	507,390

Indonesia — 0.43%
480,000	Pertamina Persero PT, 6.00%, 5/3/42	519,600

Luxembourg — 0.52%
600,000	Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22	630,000

Malaysia — 0.42%
500,000	SSG Resources Ltd., 4.25%, 10/4/22	510,318

Mexico — 0.25%
279,000	Petroleos Mexicanos, 5.50%, 6/27/44	306,180

Qatar — 1.26%
1,500,000	SoQ Sukuk A Q.S.C, 3.24%, 1/18/23	1,539,300

South Africa — 0.45%
550,000	Transnet SOC Ltd., 4.00%, 7/26/22	556,215

Venezuela — 1.42%
1,100,000	Petroleos de Venezuela SA, 5.13%, 10/28/16	866,142
1,000,000	Petroleos de Venezuela SA, 9.00%, 11/17/21	862,461

		1,728,603

Total Corporate Bonds		11,228,646

(Cost $10,801,943)
Foreign Government Bonds — 59.75%
Argentina — 0.54%
620,494	Argentine Republic Government International Bond, 8.28%, 12/31/33	657,836

16

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

Brazil — 1.20%
$ 1,150,000	Brazilian Government International Bond, 11.00%, 8/17/40	$1,469,125

Columbia — 0.89%
247,000,000(a)	Colombia Government International Bond, 7.75%, 4/14/21	169,312
1,335,000,000(a)	Colombia Government International Bond, 12.00%, 10/22/15	913,996

		1,083,308

Croatia (Hrvatska) — 1.72%
1,900,000	Croatia Government International Bond, 6.38%, 3/24/21	2,104,723

El Salvador — 1.07%
1,180,000	El Salvador Government International Bond, 7.65%, 6/15/35	1,305,516

Guatemala — 0.41%
450,000	Guatemala Government Bond, 5.75%, 6/6/22	501,805

Hungary — 1.45%
6,050,000(a)	Hungary Government Bond, 6.50%, 6/24/19	26,498
259,280,000(a)	Hungary Government Bond, 6.75%, 8/22/14	1,171,281
84,000,000(a)	Hungary Government Bond, 6.75%, 11/24/17	377,534
36,890,000(a)	Hungary Government Bond, 7.00%, 6/24/22	162,663
6,050,000(a)	Hungary Government Bond, 7.50%, 11/12/20	27,777

		1,765,753

Indonesia — 2.89%
1,280,000	Indonesia Government International Bond, 11.63%, 3/4/19	1,957,811
14,000,000,000(a)	Indonesia Treasury Bond, 7.00%, 5/17/22	1,570,721

		3,528,532

Israel — 0.17%
200,000	Israel Government International Bond, 4.00%, 6/30/22	211,500

Malaysia — 2.56%
1,500,000(a)	Malaysia Government Bond, 3.21%, 5/31/13	491,335
260,000(a)	Malaysia Government Bond, 3.58%, 9/28/18	85,758
1,500,000(a)	Malaysia Government Bond, 4.16%, 7/15/21	513,005
2,265,000(a)	Malaysia Government Bond, 4.26%, 9/15/16	768,333
2,000,000(a)	Malaysia Government Bond, 4.38%, 11/29/19	690,725
1,712,000(a)	Malaysia Government Bond, 5.09%, 4/30/14	577,874

		3,127,030

Mexico — 9.68%
11,700,000(a)	Mexican Bonos, 6.25%, 6/16/16	952,136
3,230,000(a)	Mexican Bonos, 6.50%, 6/10/21	274,327
26,410,000(a)	Mexican Bonos, 6.50%, 6/9/22	2,237,219

17

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

9,050,000(a)	Mexican Bonos, 7.50%, 6/3/27	$819,964
8,130,000(a)	Mexican Bonos, 8.50%, 5/31/29	797,149
9,800,000(a)	Mexican Bonos, 8.50%, 11/18/38	960,579
360,000(a)	Mexican Bonos, 10.00%, 11/20/36	40,254
$ 1,090,000	Mexico Government International Bond, 5.13%, 1/15/20	1,305,352
2,600,000	Mexico Government International Bond, 5.95%, 3/19/19	3,227,449
900,000	Mexico Government International Bond, 6.05%, 1/11/40	1,202,096

		11,816,525

Panama — 1.29%
1,121,000	Panama Government International Bond, 6.70%, 1/26/36	1,575,882

Peru — 0.40%
1,013,000(a)	Peruvian Government International Bond, 7.84%, 8/12/20	482,638

Poland — 6.02%
190,000(a)	Poland Government Bond, 4.75%, 10/25/16	60,590
5,000,000(a)	Poland Government Bond, 4.75%, 4/25/17	1,595,954
1,614,000(a)	Poland Government Bond, 5.00%, 4/25/16	517,846
240,000(a)	Poland Government Bond, 5.25%, 10/25/20	78,172
440,000(a)	Poland Government Bond, 5.50%, 4/25/15	141,902
11,532,000(a)	Poland Government Bond, 5.75%, 10/25/21	3,871,461
1,100,000	Poland Government International Bond, 3.00%, 3/17/23	1,080,750

		7,346,675

Russia — 7.05%
71,060,000(a)	Russian Federal Bond - OFZ, 7.40%, 4/19/17	2,279,068
35,000,000(a)	Russian Federal Bond - OFZ, 7.50%, 3/15/18	1,126,463
38,470,000(a)	Russian Federal Bond - OFZ, 7.60%, 7/20/22	1,221,495
3,159,784	Russian Foreign Bond - Eurobond, 7.50%, 3/31/30(b)	3,975,324

		8,602,350

Serbia — 0.52%
600,000	Republic of Serbia, 7.25%, 9/28/21	634,500

South Africa — 6.38%
3,800,000(a)	South Africa Government Bond, 6.25%, 3/31/36	368,838
5,985,000(a)	South Africa Government Bond, 7.25%, 1/15/20	757,468
3,790,000(a)	South Africa Government Bond, 8.00%, 12/21/18	500,726
25,013,333(a)	South Africa Government Bond, 10.50%, 12/21/26	3,837,102
2,684(a)	South Africa Government Bond, 13.50%, 9/15/15	394
1,900,000	South Africa Government International Bond, 5.88%, 5/30/22	2,330,506

		7,795,034

18

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

Sri Lanka — 0.51%
$ 300,000	Sri Lanka Government International Bond, 5.88%, 7/25/22	$322,618
280,000	Sri Lanka Government International Bond, 6.25%, 7/27/21	306,380

		628,998

Thailand — 2.58%
4,500,000(a)	Thailand Government Bond, 1.20%, 7/14/21(c)	152,605
42,000,000(a)	Thailand Government Bond, 3.13%, 12/11/15	1,362,260
3,880,000(a)	Thailand Government Bond, 3.63%, 6/16/23	125,268
28,210,000(a)	Thailand Government Bond, 3.65%, 12/17/21	921,568
760,000(a)	Thailand Government Bond, 4.25%, 3/13/13	24,815
16,880,000(a)	Thailand Government Bond, 5.25%, 5/12/14	566,215

		3,152,731

Turkey — 9.89%
3,850,000(a)	Turkey Government Bond, 9.00%, 3/8/17	2,244,985
5,580,000(a)	Turkey Government Bond, 9.50%, 1/12/22	3,371,751
100,000(a)	Turkey Government Bond, 10.50%, 1/15/20	63,096
1,052,000	Turkey Government International Bond, 6.25%, 9/26/22	1,262,956
2,050,000	Turkey Government International Bond, 6.88%, 3/17/36	2,606,645
150,000	Turkey Government International Bond, 7.25%, 3/15/15	166,994
1,018,000	Turkey Government International Bond, 7.50%, 7/14/17	1,227,143
600,000	Turkey Government International Bond, 11.88%, 1/15/30	1,132,500

		12,076,070

Ukraine — 2.37%
2,750,000	Ukraine Government International Bond, 9.25%, 7/24/17	2,893,276

Uruguay — 0.16%
3,190,000(a)	Uruguay Government International Bond, 4.38%, 12/15/28(c)	190,389

Total Foreign Government Bonds		72,950,196

(Cost $70,868,912)

Shares		Value

Investment Company — 28.40%
34,678,748	JPMorgan 100% US Treasury Securities Money Market Fund	$34,678,748

Total Investment Company		34,678,748

(Cost $34,678,748)

19

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Value

Total Investments	$118,857,590
(Cost $116,349,603)(d) — 97.35%

Other assets in excess of liabilities — 2.65%	3,239,071

NET ASSETS — 100.00%	$122,096,661

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Represents a step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate shown is as of report date.
(c)	Inflation protected security. Principal amount reflects original security face amount.
(d)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2012:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	379,444	PLN	1,223,327	Citibank, N.A.	10/1/12	$ (2,410)
BRL	3,446,768	USD	1,675,140	Citibank, N.A.	10/2/12	26,104
BRL	3,446,767	USD	1,675,995	Citibank, N.A.	10/2/12	25,248
BRL	3,446,768	USD	1,676,199	Citibank, N.A.	10/2/12	25,045
BRL	1,330,550	USD	650,000	Citibank, N.A.	10/2/12	6,728
BRL	900,020	USD	440,000	Citibank, N.A.	10/2/12	4,229
BRL	973,200	USD	480,000	Citibank, N.A.	10/2/12	349
USD	690,000	BRL	1,399,665	Citibank, N.A.	10/2/12	(842)
USD	420,000	BRL	853,440	Citibank, N.A.	10/2/12	(1,238)
USD	559,251	BRL	1,138,356	Citibank, N.A.	10/2/12	(2,615)
USD	1,663,000	BRL	3,384,204	Citibank, N.A.	10/2/12	(7,364)
USD	1,663,000	BRL	3,384,204	Citibank, N.A.	10/2/12	(7,364)
USD	1,663,000	BRL	3,384,204	Citibank, N.A.	10/2/12	(7,364)
COP	813,150,000	USD	450,000	Citibank, N.A.	10/25/12	(106)
COP	952,430,810	USD	528,014	Citibank, N.A.	10/25/12	(1,059)
USD	150,000	COP	270,750,000	Citibank, N.A.	10/25/12	201
USD	170,000	COP	309,270,800	Citibank, N.A.	10/25/12	(1,111)
USD	390,000	COP	717,990,000	Citibank, N.A.	10/25/12	(7,245)
CLP	111,677,000	USD	236,203	Citibank, N.A.	10/31/12	(2,104)
EUR	470,000	USD	604,500	Citibank, N.A.	10/31/12	(321)
EUR	480,000	USD	621,485	Citibank, N.A.	10/31/12	(4,451)
EUR	480,000	USD	622,346	Citibank, N.A.	10/31/12	(5,313)
EUR	460,000	USD	596,790	Citibank, N.A.	10/31/12	(5,466)
EUR	480,000	USD	622,968	Citibank, N.A.	10/31/12	(5,934)
EUR	960,000	USD	1,244,179	Citibank, N.A.	10/31/12	(10,111)
IDR	8,912,435,890	USD	929,541	Citibank, N.A.	10/31/12	4,770
INR	12,567,200	USD	230,000	Citibank, N.A.	10/31/12	(3,939)
INR	12,544,200	USD	230,000	Citibank, N.A.	10/31/12	(4,352)
INR	20,373,700	USD	380,000	Citibank, N.A.	10/31/12	(13,514)
INR	62,291,336	USD	1,162,586	Citibank, N.A.	10/31/12	(42,077)

20

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
INR	62,291,336	USD	1,163,563	Citibank, N.A.	10/31/12	$(43,054)
INR	62,291,336	USD	1,164,052	Citibank, N.A.	10/31/12	(43,543)
INR	62,291,336	USD	1,164,368	Citibank, N.A.	10/31/12	(43,859)
INR	62,291,336	USD	1,166,395	Citibank, N.A.	10/31/12	(45,886)
MXN	6,093,409	USD	470,000	Citibank, N.A.	10/31/12	1,672
MXN	7,639,320	USD	590,000	Citibank, N.A.	10/31/12	1,336
MXN	12,281,362	USD	950,000	Citibank, N.A.	10/31/12	663
MXN	7,066,921	USD	549,591	Citibank, N.A.	10/31/12	(2,563)
MXN	6,295,520	USD	490,000	Citibank, N.A.	10/31/12	(2,683)
PHP	5,001,600	USD	119,713	Citibank, N.A.	10/31/12	(1,155)
PLN	1,223,327	USD	378,060	Citibank, N.A.	10/31/12	2,202
PLN	1,869,788	USD	580,000	Citibank, N.A.	10/31/12	1,210
PLN	530,846	USD	166,723	Citibank, N.A.	10/31/12	(1,713)
PLN	530,847	USD	166,729	Citibank, N.A.	10/31/12	(1,719)
PLN	1,525,276	USD	477,911	Citibank, N.A.	10/31/12	(3,790)
RUB	14,642,260	USD	460,000	Citibank, N.A.	10/31/12	6,824
RUB	13,133,400	USD	420,000	Citibank, N.A.	10/31/12	(1,281)
RUB	14,699,485	USD	470,000	Citibank, N.A.	10/31/12	(1,351)
THB	118,103	USD	3,832	Citibank, N.A.	10/31/12	(5)
USD	962,415	HUF	210,018,315	Citibank, N.A.	10/31/12	20,612
USD	1,255,646	EUR	970,000	Citibank, N.A.	10/31/12	8,723
USD	625,639	EUR	480,000	Citibank, N.A.	10/31/12	8,605
USD	426,149	KRW	474,751,050	Citibank, N.A.	10/31/12	8,047
USD	424,188	KRW	474,751,050	Citibank, N.A.	10/31/12	6,086
USD	490,000	ZAR	4,052,202	Citibank, N.A.	10/31/12	5,409
USD	357,648	MYR	1,093,616	Citibank, N.A.	10/31/12	4,925
USD	1,439,431	TRY	2,591,912	Citibank, N.A.	10/31/12	3,988
USD	1,438,352	TRY	2,591,911	Citibank, N.A.	10/31/12	2,910
USD	270,000	ZAR	2,239,056	Citibank, N.A.	10/31/12	2,238
USD	182,515	RUB	5,670,756	Citibank, N.A.	10/31/12	1,720
USD	260,000	ZAR	2,161,640	Citibank, N.A.	10/31/12	1,496
USD	363,267	RUB	11,351,187	Citibank, N.A.	10/31/12	1,369
USD	528,805	RUB	16,567,978	Citibank, N.A.	10/31/12	584
USD	377,778	TRY	681,964	Citibank, N.A.	10/31/12	95
USD	577,588	THB	17,825,345	Citibank, N.A.	10/31/12	(100)
USD	577,246	THB	17,825,346	Citibank, N.A.	10/31/12	(442)
USD	153,871	THB	4,767,246	Citibank, N.A.	10/31/12	(627)
USD	253,806	ZAR	2,129,177	Citibank, N.A.	10/31/12	(816)
ZAR	2,860,245	USD	344,525	Citibank, N.A.	10/31/12	(2,476)
ZAR	3,572,971	USD	430,000	Citibank, N.A.	10/31/12	(2,718)
BRL	3,384,204	USD	1,655,313	Citibank, N.A.	11/5/12	5,229
BRL	3,384,204	USD	1,655,394	Citibank, N.A.	11/5/12	5,148
BRL	3,384,204	USD	1,655,394	Citibank, N.A.	11/5/12	5,148
BRL	1,138,356	USD	556,789	Citibank, N.A.	11/5/12	1,772
KRW	251,222,700	USD	216,431	Citibank, N.A.	12/5/12	4,293
USD	280,000	KRW	333,480,000	Citibank, N.A.	12/5/12	(12,996)
CNY	3,595,200	USD	560,000	Citibank, N.A.	7/25/13	(437)

21

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
CNY	2,630,560	USD	410,000	Citibank, N.A.	7/25/13	$(575)
CNY	12,924,298	USD	2,016,114	Citibank, N.A.	7/25/13	(4,555)

Total						$(149,666)

Interest rate swaps as of September 30, 2012:

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
2.83%	CNY-CNREPOFIX=CFXS-Reuters	JPMorgan Chase Bank, N.A.	8/21/14	CNY	13,710	$(24,747)
7.71%	INR-MIBOR-OIS-COMPOUND	JPMorgan Chase Bank, N.A.	3/30/14	INR	390,000	43,685
6.05%	MXN-TIIE-Banxico	Deutsche Bank AG	9/1/22	MXN	7,310	(10,105)
6.05%	MXN-TIIE-Banxico	JPMorgan Chase Bank, N.A.	9/1/22	MXN	7,130	(9,856)

Total						$(1,023)

Total return swaps as of September 30, 2012:

Fixed Rate	Reference Entity	Counterparty	Expiration Date	Notional Amount (000)		Value
9.50%	Indonesia Treasury Bond	Citibank, N.A.	7/15/31	IDR	1,161,000	$159,694
11.50%	Indonesia Treasury Bond	Citigroup Global Markets, Inc.	9/15/19	IDR	793,000	109,815
12.80%	Indonesia Treasury Bond	Citigroup Global Markets, Inc.	6/15/21	IDR	725,000	113,263
7.35%	Russian Federal Bond - OFZ	Citibank, N.A.	1/20/16	RUB	10,780	352,125

Total (Cost $732,745)						$734,897

22

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Emerging Market Select Bond Fund (cont.)

September 30, 2012

Abbreviations used are defined below:

BRL - Brazilian Real

CFXS - China Foreign Exchange Trade System

CLP - Chilean Peso

CNY - Chinese Yuan

COP - Colombian Peso

EUR - Euro

HUF - Hungarian Forint

IDR - Indonesian Rupiah

INR - Indian Rupee

INR-MIBOR-OIS-COMPOUND - Mumbai Interbank Offered Rate - Overnight Index Swap

KRW - South Korean Won

MXN - Mexican Peso

MXN-TIIE-Banxico - Mexican Interbank Equilibrium Interest Rate

MYR - Malaysian Ringgit

PHP - Philippine Peso

PLN - Polish Zloty

RUB - Russian Ruble

THB - Thai Baht

TRY - Turkish Lira

USD - United States Dollar

ZAR - South African Rand

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Foreign Government Bonds	61.01%
Energy	6.65%
Financials	0.83%
Industrials	0.46%
Other*	31.05%

100.00%

*	Includes cash, futures, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, interest rate swaps, total return swaps, foreign currency exchange contracts and accrued expenses payable.

See notes to financial statements.

23

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund

September 30, 2012

Principal Amount		Value
Corporate Bonds — 94.21%
Bermuda — 1.23%
$200,000	China Resources Gas Group Ltd., 4.50%, 4/5/22	$216,350
Brazil — 4.23%
104,000	Banco BMG SA, 9.15%, 1/15/16	102,180
200,000	Hypermarcas SA, 6.50%, 4/20/21	212,500
100,000	NET Servicos de Comunicacao SA, 7.50%, 1/27/20	115,494
300,000	Telemar Norte Leste SA, 5.50%, 10/23/20	315,450

		745,624

British Virgin Islands — 7.80%
200,000	CNOOC Finance 2012 Ltd., 3.88%, 5/2/22	211,347
200,000	COSL Finance BVI Ltd., 3.25%, 9/6/22	198,972
200,000	FPC Finance Ltd., 6.00%, 6/28/19	216,000
200,000	Franshion Development Ltd., 6.75%, 4/15/21	207,400
200,000	PCCW Capital No. 4 Ltd., 5.75%, 4/17/22	214,542
311,710	QGOG Atlantic/Alaskan Rigs Ltd., 5.25%, 7/30/18	327,296

		1,375,557

Cayman Islands — 17.67%
100,000	Cosan Finance Ltd., 7.00%, 2/1/17	115,250
200,000	Country Garden Holdings Co. Ltd., 11.13%, 2/23/18	219,500
200,000	ENN Energy Holdings Ltd., 6.00%, 5/13/21	222,281
200,000	Fibria Overseas Finance Ltd., 6.75%, 3/3/21	214,179
240,000	Hutchison Whampoa International 10 Ltd., 6.00%, 12/29/49(a)	248,100
200,000	MAF Global Securities Ltd., 5.25%, 7/5/19	207,000
250,000	MCE Finance Ltd., 10.25%, 5/15/18	283,450
200,000	Mongolian Mining Corp., 8.88%, 3/29/17	203,500
200,000	Odebrecht Finance Ltd., 7.13%, 6/26/42	223,288
50,000	Petrobras International Finance Co., 5.38%, 1/27/21	56,457
200,000	Sable International Finance Ltd., 8.75%, 2/1/20	223,000
450,000	Sun Hung Kai Properties Capital Market Ltd., 4.50%, 2/14/22	484,527
200,000	Tencent Holdings Ltd., 3.38%, 3/5/18	201,818
100,000	Vale Overseas Ltd., 4.38%, 1/11/22	105,305
90,000	Vale Overseas Ltd., 6.88%, 11/10/39	105,872

		3,113,527

Chile — 2.40%
200,000	Banco de Credito e Inversiones, 3.00%, 9/13/17	199,500
200,000	E.CL SA, 5.63%, 1/15/21	222,700

		422,200

Columbia — 5.66%
200,000	Bancolombia SA, 5.13%, 9/11/22	202,956
300,000	Empresa de Energia de Bogota SA, 6.13%, 11/10/21	325,867

24

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2012

Principal Amount		Value
$200,000	Empresas Publicas de Medellin ESP, 7.63%, 7/29/19	$252,500
200,000	Transportadora de Gas Internacional SA ESP, 5.70%, 3/20/22	215,880

		997,203

Guernsey — 1.18%
200,000	Doric Nimrod Air Finance Alpha Ltd. 2012-1, Class A Pass
	Through Trust, 5.13%, 11/30/24	208,000
Hong Kong — 2.46%
200,000	LS Finance 2017 Ltd., 5.25%, 1/26/17	215,360
200,000	Swire Properties MTN Financing Ltd., 4.38%, 6/18/22	217,444

		432,804

India — 1.78%
100,000	ICICI Bank Ltd., 5.75%, 11/16/20	106,230
200,000	ICICI Bank Ltd./Dubai, 4.70%, 2/21/18	207,618

		313,848

Indonesia — 1.38%
225,000	Star Energy Geothermal Wayang Windu Ltd., 11.50%, 2/12/15	242,437
Ireland — 1.79%
200,000	Alfa Bank OJSC Via Alfa Bond Issuance Plc, 7.50%, 9/26/19	202,000
100,000	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 9.13%, 4/30/18	114,035

		316,035

Isle of Man — 1.11%
130,000	AngloGold Ashanti Holdings Plc, 5.13%, 8/1/22	132,816
60,000	AngloGold Ashanti Holdings Plc, 5.38%, 4/15/20	63,193

		196,009

Jersey Channel Island — 1.09%
200,000	Vedanta Resources Jersey Ltd., 5.50%, 7/13/16	192,500
Kazakhstan — 0.37%
200,000	BTA Bank JSC, 10.75%, 7/1/18(b)	41,000
300,000	BTA Bank JSC, 36.82%, 6/30/20(b)(c)	24,750

		65,750

Luxembourg — 8.82%
200,000	Gazprom Neft OAO Via GPN Capital SA, 4.38%, 9/19/22	199,400
200,000	Gazprom OAO Via Gaz Capital SA, 4.95%, 7/19/22	210,000
100,000	Gazprom OAO Via Gaz Capital SA, 6.51%, 3/7/22	117,380
150,000	Gazprom OAO Via Gaz Capital SA, 9.25%, 4/23/19	194,845

25

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2012

Principal Amount		Value
$200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, 5.30%, 12/27/17	$ 211,000
200,000	Russian Agricultural Bank OJSC Via RSHB Capital SA, 6.00%, 6/3/21(a)	203,500
400,000	VTB Bank OJSC Via VTB Capital SA, 6.00%, 4/12/17	418,000

		1,554,125

Mexico — 3.75%
150,000	BBVA Bancomer SA/Texas, 6.75%, 9/30/22	164,250
150,000	BBVA Bancomer SA/Texas, 6.75%, 9/30/22	164,250
300,000	Sigma Alimentos SA de CV, 5.63%, 4/14/18	332,752

		661,252

Netherlands — 5.04%
300,000	Indosat Palapa Co. BV, 7.38%, 7/29/20	341,250
300,000	Myriad International Holding BV, 6.38%, 7/28/17	339,777
200,000	OSX 3 Leasing BV, 9.25%, 3/20/15(d)	207,408

		888,435

Peru — 1.56%
99,000	Banco de Credito del Peru/Panama, 6.88%, 9/16/26(a)	111,870
150,000	Volcan Cia Minera SAA, 5.38%, 2/2/22	162,300

		274,170

Philippines — 0.63%
100,000	Energy Development Corp., 6.50%, 1/20/21	110,419

Qatar — 1.61%
251,940	Ras Laffan Liquefied Natural Gas Co. Ltd. II, 5.30%, 9/30/20	284,062

Saudi Arabia — 1.22%
200,000	Saudi Electricity Global Sukuk Co., 4.21%, 4/3/22	215,000

Singapore — 2.42%
200,000	Oversea-Chinese Banking Corp. Ltd., 3.15%, 3/11/23(a)	200,540
225,000	STATS ChipPAC Ltd., 5.38%, 3/31/16	226,895

		427,435

South Korea — 2.32%
200,000	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 9/19/22	198,978
200,000	Korea Western Power Co. Ltd., 3.13%, 5/10/17	209,099

		408,077

Spain — 1.16%
200,000	Cemex Espana Luxembourg, 9.88%, 4/30/19	205,067

26

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2012

Principal Amount		Value
Thailand — 1.13%
$200,000	Bangkok Bank PCL/Hong Kong, 3.88%, 9/27/22	$ 199,948
Turkey — 4.59%
200,000	Turkiye Garanti Bankasi AS, 4.00%, 9/13/17	199,000
200,000	Turkiye Garanti Bankasi AS, 5.25%, 9/13/22	200,500
400,000	Turkiye Halk Bankasi AS, 4.88%, 7/19/17	409,000

		808,500

United Arab Emirates — 3.08%
225,000	Abu Dhabi National Energy Co., 7.25%, 8/1/18	273,907
250,000	DP World Ltd., 6.85%, 7/2/37	269,339

		543,246

United States — 4.63%
500,000	Reliance Holdings USA, Inc., 5.40%, 2/14/22	537,713
225,000	Southern Copper Corp., 7.50%, 7/27/35	277,448

		815,161

Venezuela — 2.10%
100,000	Corp. Andina de Fomento, 4.38%, 6/15/22	108,739
290,000	Petroleos de Venezuela SA, 4.90%, 10/28/14	261,492

		370,231

Total Corporate Bonds		16,602,972

(Cost $15,896,464)

Shares		Value
Investment Company — 6.92%
1,219,662	JPMorgan 100% US Treasury Securities Money Market Fund	$1,219,662

Total Investment Company		1,219,662

(Cost $1,219,662)

Total Investments		$17,822,634
(Cost $17,116,126)(e) — 101.13%

Liabilities in excess of other assets — (1.13)%		(199,432)

NET ASSETS — 100.00%		$17,623,202

27

SCHEDULE OF PORTFOLIO INVESTMENTS

RBC BlueBay Emerging Market Corporate Bond Fund (cont.)

September 30, 2012

(a)	Variable rate security. The rate reflected in the Schedule of Portfolio Investments is the rate in effect on September 30, 2012.
(b)	Issuer filed for bankruptcy and/or is in default of interest payments.
(c)	Zero coupon bond. The rate represents the yield at time of purchase.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(e)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	29.62%
Energy	17.13%
Utilities	14.13%
Telecommunication Services	9.44%
Materials	7.11%
Consumer Staples	6.50%
Industrials	3.61%
Consumer Discretionary	2.83%
Information Technology	2.43%
Diversified	1.41%
Other*	5.79%

100.00%

*	Includes cash, futures, Investment Company, interest and dividend receivable, pending trades and Fund share transactions, foreign currency exchange contracts and accrued expenses payable.

See notes to financial statements.

28

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global High Yield Bond Fund

September 30, 2012

Principal Amount		Value
Bank Loans — 8.38%
Denmark — 1.34%
250,000(a)	ISS Holdings LLC Term Loan, 5.79%, 6/30/15(b)	$301,987
United States — 7.04%
$ 100,000	BJ’s Wholesale Club, Inc. Term Loan 2nd Lien, 9.75%, 3/29/19	100,950
296,853	Clear Channel Communications, Inc. Term Loan, 3.87%, 1/29/16(b)	242,511
150,000	Misys Plc Term Loan 2nd Lien, 12.00%, 6/12/19	154,875
248,750	Protection One Term Loan, 5.75%, 6/4/16	248,439
496,614	US Telepacific Holdings Corp. Term Loan, 5.75%, 2/23/17	484,198
359,100	WOW Finance Term Loan, 6.25%, 7/17/18	361,704

		1,592,677

Total Bank Loans		1,894,664

(Cost $1,841,650)
Corporate Bonds — 79.37%
Barbados — 2.99%
610,000	Columbus International, Inc., 11.50%, 11/20/14	677,100

Belgium — 0.72%
30,000(a)	Ontex IV SA, 7.50%, 4/15/18	38,937
100,000(a)	Ontex IV SA, 9.00%, 4/15/19	123,365

		162,302

Bermuda — 1.43%
300,000	Digicel Ltd., 8.25%, 9/1/17(c)	322,500

Cayman Islands — 1.81%
200,000	Sable International Finance Ltd., 8.75%, 2/1/20(c)	223,000
175,000	UPCB Finance VI Ltd., 6.88%, 1/15/22(c)	186,375

		409,375

Croatia (Hrvatska) — 0.96%
120,000(a)	Agrokor DD, 9.88%, 5/1/19	163,458
39,000(a)	Agrokor DD, 10.00%, 12/7/16	54,252

		217,710

Denmark — 1.18%
260,000	Welltec A/S, 8.00%, 2/1/19(c)	267,818

29

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

Germany — 3.23%
100,000(a)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 5.50%, 9/15/22	$ 125,939
230,000(a)	Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH, 8.13%, 12/1/17	315,551
200,000(a)	Unitymedia KabelBW GmbH, 9.50%, 3/15/21	289,047

		730,537

Guernsey — 0.76%
100,000(d)	Elli Investments Ltd., 12.25%, 6/15/20	171,169
Italy — 0.67%
180,000(a)	Seat Pagine Gialle SpA, 10.50%, 1/31/17	152,664
Jersey Channel Island — 1.27%
210,000(d)	Aston Martin Capital Ltd., 9.25%, 7/15/18	286,547
Luxembourg — 7.50%
$ 180,000	Aguila 3 SA, 7.88%, 1/31/18(c)	189,000
100,000	Intelsat Jackson Holdings SA, 6.63%, 12/15/22(c)	99,375
197,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21	213,006
142,000	Intelsat Jackson Holdings SA, 11.25%, 6/15/16	148,390
175,000	Intelsat Luxembourg SA, 11.25%, 2/4/17	185,063
180,000(e)	Matterhorn Mobile SA, 5.42%, 5/15/19(b)	192,344
60,000(a)	Sunrise Communications Holdings SA, 8.50%, 12/31/18	83,271
150,000(e)	Sunrise Communications International SA, 5.63%, 12/31/17	163,876
290,000(a)	Wind Acquisition Finance SA, 7.38%, 2/15/18	344,715
100,000	Wind Acquisition Holdings Finance SA, 12.25%, 7/15/17(c)(f)	79,000

		1,698,040

Netherlands — 0.98%
115,000(a)	Magyar Telecom BV, 9.50%, 12/15/16	93,102
100,000(a)	Stork Technical Services Holdings BV, 11.00%, 8/15/17	129,469

		222,571

South Africa — 1.06%
200,000(a)	Edcon Proprietary Ltd., 3.50%, 6/15/14(b)	239,662
Spain — 1.04%
200,000(a)	Inaer Aviation Finance Ltd., 9.50%, 8/1/17	235,807
Sweden — 1.97%
200,000	Eileme 2 AB, 11.63%, 1/31/20(c)	222,000
172,000(a)	TVN Finance Corp. III AB, 7.88%, 11/15/18	223,239

		445,239

30

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

United Kingdom — 8.62%
$ 320,000	CEVA Group Plc, 8.38%, 12/1/17(c)	309,200
100,000(d)	Elli Finance UK Plc, 8.75%, 6/15/19	174,399
130,000(a)	ISS A/S/UK, 11.00%, 6/15/14	174,574
60,000	Jaguar Land Rover Plc, 8.13%, 5/15/21(c)	64,350
90,000(a)	Kerling Plc, 10.63%, 2/1/17	109,293
200,000(d)	Moto Finance Plc, 10.25%, 3/15/17	300,354
240,000(d)	MU Finance Plc, 8.75%, 2/1/17	422,433
140,000(d)	Priory Group No. 3 Plc, 7.00%, 2/15/18	235,116
100,000(d)	Priory Group No. 3 Plc, 8.88%, 2/15/19	159,866

		1,949,585

United States — 43.18%
70,000	American Axle & Manufacturing, Inc., 6.63%, 10/15/22	70,875
150,000	Ameristar Casinos, Inc., 7.50%, 4/15/21	161,250
322,000	BakerCorp International, Inc., 8.25%, 6/1/19(c)	326,025
350,000	BI-LO LLC/BI-LO Finance Corp., 9.25%, 2/15/19(c)	374,937
450,000	Biomet, Inc., 10.00%, 10/15/17	474,750
190,000	Burger King Corp., 9.88%, 10/15/18	220,400
150,000	CDRT Holding Corp., 9.25%, 10/1/17(c)(f)	144,750
424,000	Cequel Communications Holdings I LLC/Cequel Capital Corp., 8.63%, 11/15/17(c)	452,620
120,000	Chaparral Energy, Inc., 7.63%, 11/15/22(c)	126,000
90,000	Chaparral Energy, Inc., 9.88%, 10/1/20	101,700
158,000	CSC Holdings LLC, 6.75%, 11/15/21(c)	174,195
210,000	DJO Finance LLC/DJO Finance Corp., 8.75%, 3/15/18(c)	223,387
329,000	Emergency Medical Services Corp., 8.13%, 6/1/19	348,740
270,000	Epicor Software Corp., 8.63%, 5/1/19	284,850
200,000	GCI, Inc., 6.75%, 6/1/21	200,000
120,000	Gentiva Health Services, Inc., 11.50%, 9/1/18	113,250
280,000	HCA, Inc., 6.50%, 2/15/20	311,500
250,000	Integra Telecom Holdings, Inc., 10.75%, 4/15/16(c)	255,625
100,000	Lawson Software, Inc., 9.38%, 4/1/19(c)	111,000
50,000	Level 3 Financing, Inc., 7.00%, 6/1/20(c)	50,500
370,000	Level 3 Financing, Inc., 8.13%, 7/1/19	393,125
110,000	Live Nation Entertainment, Inc., 7.00%, 9/1/20(c)	114,400
260,000	Live Nation Entertainment, Inc., 8.13%, 5/15/18(c)	279,500
100,000	MetroPCS Wireless, Inc., 6.63%, 11/15/20	104,750
170,000	National CineMedia LLC, 6.00%, 4/15/22(c)	179,350
250,000	National Mentor Holdings, Inc., 12.50%, 2/15/18(c)	255,000
80,000	NCR Corp., 5.00%, 7/15/22(c)	80,800
300,000	PAETEC Holding Corp., 9.88%, 12/1/18	343,500
259,000	Palace Entertainment Holdings LLC/Palace Entertainment Holdings Corp., 8.88%, 4/15/17(c)	273,892

31

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

$230,000	PDC Energy, Inc., 7.75%, 10/15/22(c)(g)	$230,000
200,000	Physio-Control International, Inc., 9.88%, 1/15/19(c)	219,000
250,000	Pinnacle Entertainment, Inc., 7.75%, 4/1/22	272,500
156,000	Rain CII Carbon LLC/CII Carbon Corp., 8.00%, 12/1/18(c)	159,120
330,000	Sabre, Inc., 8.50%, 5/15/19(c)	339,075
37,000	Spectrum Brands, Inc., 6.75%, 3/15/20(c)	38,203
250,000	SUPERVALU, Inc., 8.00%, 5/1/16	223,125
160,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.75%, 4/15/20(c)	170,400
50,000	Taylor Morrison Communities, Inc./Monarch Communities, Inc., 7.75%, 4/15/20	53,250
370,000	Tenet Healthcare Corp., 8.00%, 8/1/20	397,287
52,000	Toys R Us, Inc., 7.38%, 10/15/18	46,670
160,000	Toys R Us, Inc., 10.38%, 8/15/17(c)	163,600
40,000	TW Telecom Holdings, Inc., 5.38%, 10/1/22(c)	40,800
220,000	United Surgical Partners International, Inc., 9.00%, 4/1/20(c)	238,700
352,000	Valeant Pharmaceuticals International, 6.88%, 12/1/18(c)	370,480
100,000	WideOpenWest Finance LLC/WideOpenWest Capital Corp., 10.25%, 7/15/19(c)	105,500
100,000	WMG Acquisition Corp., 9.50%, 6/15/16	109,125
40,000	Wolverine World Wide, Inc., 6.13%, 10/15/20(c)	41,200

		9,768,706

Total Corporate Bonds		17,957,332

(Cost $17,097,263)

Shares		Value

Investment Company — 10.06%
2,276,642	JPMorgan 100% US Treasury Securities Money Market Fund	$2,276,642

Total Investment Company		2,276,642

(Cost $2,276,642)

Total Investments		$22,128,638
(Cost $21,215,555)(h) — 97.81%

Other assets in excess of liabilities — 2.19%		495,807

NET ASSETS — 100.00%		$22,624,445

(a)	Principal amount denoted in Euros.
(b)	Floating rate note. Rate shown is as of report date.
(c)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.

32

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2012

(d)	Principal amount denoted in British Pounds.
(e)	Principal amount denoted in Swiss Francs.
(f)	Represents a payment-in-kind security which may pay interest/dividends in additional face/shares.
(g)	Fair valued security under procedures established by the Pricing Committee of the Fund’s Board of Trustees.
(h)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2012:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
EUR	197,000	USD	258,578	Citibank, N.A.	10/4/12	$(5,408)
GBP	478,000	USD	777,307	Citibank, N.A.	10/4/12	(5,446)
USD	194,708	CHF	184,000	Citibank, N.A.	10/4/12	(955)
USD	162,992	CHF	157,000	Citibank, N.A.	10/4/12	(3,960)
USD	41,459	EUR	32,000	Citibank, N.A.	10/4/12	335
USD	3,863,719	EUR	3,100,000	Citibank, N.A.	10/4/12	(120,180)
USD	2,662,255	GBP	1,688,000	Citibank, N.A.	10/4/12	(63,483)

Total						$(199,097)

Credit default swaps as of September 30, 2012:

Fixed Rate	Issuer	Counterparty	Expiration Date	Buy/Sell	Notional Amount (000)		Value
1.00%	iTraxx Europe Senior Financials	JPMorgan Chase Bank, N.A.	6/20/17	Sell	EUR	240(a)	$(15,757)
5.00%	iTraxx Sub Financials, Series 17	JPMorgan Chase Bank, N.A.	6/20/17	Buy	EUR	100	(7,074)

Total (Premiums received $(23,640))							$(22,831)

(a) The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Abbreviations used are defined below:

CHF - Swiss Franc

EUR - Euro

GBP - British Pound

USD - United States Dollar

33

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global High Yield Bond Fund (cont.)

September 30, 2012

Portfolio Diversification (Unaudited) Industries
Industries	Percentage of Net Assets
Telecommunication Services	28.55%
Consumer Staples	25.21%
Consumer Discretionary	13.77%
Financials	9.15%
Industrials	5.75%
Information Technology	2.11%
Energy	2.02%
Materials	1.19%
Other*	12.25%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, Investment Company, commitments, credit default swaps, foreign currency exchange contracts and accrued expenses payable.

See notes to financial statements.

34

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global Convertible Bond Fund

September 30, 2012

Principal Amount		Value

Corporate Bonds — 95.60%
Australia — 6.08%
300,000(a)	Commonwealth Property Office Fund, 5.25%, 12/11/16	$329,084
$ 200,000	Paladin Energy Ltd., 3.63%, 11/4/15	173,000
500,000(a)	Western Areas NL, 6.40%, 7/2/15	518,651

		1,020,735

Bermuda — 4.43%
300,000	Aquarius Platinum Ltd., 4.00%, 12/18/15	192,750
400,000	Seadrill Ltd., 3.38%, 10/27/17	550,500

		743,250

British Virgin Islands — 4.97%
400,000	Billion Express Investments Ltd., 0.75%, 10/18/15	425,000
420,000	PB Issuer No. 3 Ltd., 1.88%, 10/22/18	409,328

		834,328

Cayman Islands — 2.33%
400,000	BES Finance Ltd., 1.63%, 4/15/13	391,000

France — 3.85%
500,000(b)	BNP Paribas SA, 0.25%, 9/21/15	646,540

Germany — 2.35%
300,000(b)	KFW, 3.25%, 6/27/13	393,611

Isle of Man — 1.26%
200,000	AngloGold Ashanti Holdings Finance Plc, 3.50%, 5/22/14	212,250

Japan — 2.58%
30,000,000(a)	KDDI Corp., 1.00%, 12/14/15(c)	432,547

Jersey Channel Island — 1.65%
250,000	Shire Plc, 2.75%, 5/9/14(d)	276,875

Malaysia — 2.59%
400,000	YTL Corp. Finance Labuan Ltd., 1.88%, 3/18/15	434,000

Netherlands — 4.49%
500,000	Siemens Financieringsmaatschappij NV, 1.05%, 8/16/17	501,875
250,000	Siemens Financieringsmaatschappij NV, 1.65%, 8/16/19	251,250

		753,125

Philippines — 2.44%
400,000	San Miguel Corp., 2.00%, 5/5/14	410,000

35

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2012

Principal Amount		Value

Singapore — 8.27%
250,000(a)	CapitaLand Ltd., 2.88%, 9/3/16	$205,753
500,000(a)	CapitaMall Trust, 2.13%, 4/19/14	416,599
500,000(a)	Temasek Financial III Pte Ltd., 0.12%, 10/24/14(c)	413,543
$ 300,000	Wilmar International Ltd., 0.89%, 12/18/12(c)	351,375

		1,387,270

Spain — 1.97%
187,000(e)	International Consolidated Airlines Group SA, 5.80%, 8/13/14	329,900

Sweden — 2.11%
2,000,000(a)	Elekta AB, 2.75%, 4/25/17	353,946

Taiwan — 4.63%
600,000	AU Optronics Corp., 10.19%, 10/13/15(c)	490,500
300,000	Tatung Co. Ltd., 4.19%, 3/25/14(c)	285,750

		776,250

Thailand — 3.09%
15,000,000(a)	BTS Group Holdings PCL, 1.00%, 1/25/16	519,006

United Arab Emirates — 3.07%
400,000(b)	Aabar Investments PJSC, 4.00%, 5/27/16	514,277

United States — 33.44%
300,000	Boston Properties LP, 3.63%, 2/15/14(d)	326,250
400,000	Gilead Sciences, Inc., 1.00%, 5/1/14	602,000
400,000	Intel Corp., 3.25%, 8/1/39(d)	493,000
400,000	Liberty Interactive LLC, 3.13%, 3/30/23	563,000
500,000	Medivation, Inc., 2.63%, 4/1/17	672,813
350,000	MGM Resorts International, 4.25%, 4/15/15	363,781
250,000	Microchip Technology, Inc., 2.13%, 12/15/37	314,063
350,000	NetApp, Inc., 1.75%, 6/1/13	398,562
300,000	priceline.com, Inc., 1.00%, 3/15/18(d)	322,125
250,000	SanDisk Corp., 1.50%, 8/15/17	282,969
300,000	United States Steel Corp., 4.00%, 5/15/14	303,187
400,000	VeriSign, Inc., 3.25%, 8/15/37	609,750
300,000	Xilinx, Inc., 3.13%, 3/15/37	358,500

		5,610,000

Total Corporate Bonds		16,038,910

(Cost $15,247,089)

36

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2012

Shares		Value

Investment Company — 7.46%
1,251,685	JPMorgan 100% US Treasury Securities Money Market Fund	$1,251,685

Total Investment Company		1,251,685

(Cost $1,251,685)
Total Investments		$17,290,595
(Cost $16,498,774)(f) — 103.06%

Liabilities in excess of other assets — (3.06)%		(512,642)

NET ASSETS — 100.00%		$16,777,953

(a)	Investment in non-U.S. Dollars. Principal amount reflects local currency.
(b)	Principal amount denoted in Euros.
(c)	Zero coupon bond. The rate represents the yield at time of purchase.
(d)	Security exempt from registration under Rule 144A or Section 4(2) of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. Security has been deemed to be liquid based on procedures approved by the Board of Trustees.
(e)	Principal amount denoted in British Pounds.
(f)	See notes to financial statements for the tax cost of securities and the breakdown of unrealized appreciation (depreciation).

Foreign currency exchange contracts as of September 30, 2012:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation/ (Depreciation)
USD	866,163	AUD	828,000	Citibank, N.A.	10/4/12	$ 7,778
USD	665,375	EUR	510,000	Citibank, N.A.	10/4/12	9,999
USD	891,204	EUR	714,000	Citibank, N.A.	10/4/12	(26,378)
USD	320,614	GBP	203,000	Citibank, N.A.	10/4/12	(7,186)
USD	406,677	JPY	32,300,000	Citibank, N.A.	10/4/12	(7,235)
USD	346,132	SEK	2,306,000	Citibank, N.A.	10/4/12	(4,857)
USD	1,026,029	SGD	1,284,000	Citibank, N.A.	10/4/12	(20,247)
USD	463,375	THB	14,800,000	Citibank, N.A.	10/18/12	(16,734)

Total						$ (64,860)

37

SCHEDULE OF PORTFOLIO INVESTMENTS
RBC BlueBay Global Convertible Bond Fund (cont.)

September 30, 2012

Abbreviations used are defined below:

AUD - Australian Dollar

EUR - Euro

GBP - British Pound

JPY - Japanese Yen

SEK - Swedish Krona

SGD - Singapore Dollar

THB - Thai Baht

USD - United States Dollar

Portfolio Diversification (Unaudited)

Industries	Percentage of Net Assets
Financials	24.21%
Industrials	17.24%
Consumer Staples	13.45%
Telecommunication Services	11.49%
Information Technology	11.01%
Materials	8.34%
Consumer Discretionary	4.14%
Energy	3.28%
Diversified	2.44%
Other*	4.40%

100.00%

*	Includes cash, interest and dividend receivable, pending trades and Fund share transactions, Investment Company, foreign currency exchange contracts and accrued expenses payable.

See notes to financial statements.

38

FINANCIAL STATEMENTS
Statements of Assets and Liabilities

September 30, 2012

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Assets:
Investments, at value (cost $116,349,603, $17,116,126, $21,215,555 and $16,498,774, respectively)	$118,857,590	$17,822,634	$22,128,638	$17,290,595
Total return swaps at value (cost $732,745)	734,897	—	—	—
Cash	7,533	166,776	7,299	—
Cash at broker for futures contracts	128,060	12,362	48,216	—
Foreign currency, at value (cost $61,641, $0, $74,607 and $5,762, respectively)	61,755	—	74,046	5,861
Interest and dividends receivable	1,389,047	235,998	407,776	94,753
Receivable for capital shares issued	4,299,970	—	—	—
Receivable for investments sold	2,503,247	234,946	961,552	—
Unrealized appreciation on swap contracts	43,685	—	—	—
Unrealized appreciation on forward foreign exchange contracts	204,978	—	335	17,777
Prepaid expenses and other assets	1,849	1,849	1,849	1,849

Total Assets	128,232,611	18,474,565	23,629,711	17,410,835

Liabilities:
Payable to broker for foreign currency contracts	560,000	—	—	—
Payable for investments purchased	4,934,319	712,527	652,939	420,000
Distributions payable	27,604	1,585	—	2
Unrealized depreciation on forward foreign currency exchange contracts	354,644	—	199,432	82,637
Unrealized depreciation on swap contracts	44,708	—	—	—
Unrealized depreciation on futures contracts	32,594	—	—	—
Credit default swaps at value (premiums received $23,640)	—	—	22,831	—
Accrued expenses and other payables:
Investment advisory fees	47,980	6,446	2,522	2,713
Accounting fees	3,575	3,238	3,256	3,235
Audit fees	33,410	33,410	33,410	33,410
Trustee fees	15	719	6	4
Shareholder reports	577	4,429	4,064	4,485
Transfer agent fees	1,992	626	599	615
Offering costs	79,568	79,568	79,568	79,568
Other	14,964	8,815	6,639	6,213

Total Liabilities	6,135,950	851,363	1,005,266	632,882

Net Assets	$122,096,661	$17,623,202	$22,624,445	$16,777,953

Net Assets Consist Of:
Capital	$117,845,088	$16,128,813	$21,003,106	$15,740,949
Undistributed net investment income and distributions in excess of net investment income	(32,324)	85,108	318,309	89,411
Accumulated net realized gains from investment transactions, futures contracts, swap contracts, written options and foreign currency	1,933,824	702,773	589,129	220,087
Net unrealized appreciation (depreciation) on investments, futures contracts, swap contracts, written options and foreign currency	2,350,073	706,508	713,901	727,506

Net Assets	$122,096,661	$17,623,202	$22,624,445	$16,777,953

Shares Outstanding (Unlimited number of shares authorized, no par value):
Class I	11,222,784	1,615,938	2,103,478	1,579,069

Net Asset Values and Redemption Prices Per Share:
Class I	$10.88	$10.91	$10.76	$10.63

See notes to financial statements.

39

FINANCIAL STATEMENTS
Statements of Operations

For the Period Ended September 30, 2012(a)

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
Investment Income:
Interest income	$1,745,913	$732,188	$1,258,823	$465,844
Dividend income	772	27	9	10,653
Foreign tax withholding	—	—	(103)	—

Total Investment Income	1,746,685	732,215	1,258,729	476,497

Expenses:
Investment advisory fees	371,144	128,966	132,919	106,965
Accounting fees	38,154	36,513	36,721	36,503
Audit fees	41,500	41,500	41,500	41,500
Custodian fees	41,447	21,526	11,015	11,161
Interest expense	3	—	—	286
Insurance fees	5,006	5,006	5,006	5,006
Legal fees	146,728	101,561	114,751	101,937
Registration and filing fees	8,930	5,460	5,475	5,460
Shareholder reports	7,500	7,500	7,500	7,500
Transfer agent fees	9,327	4,611	4,493	4,558
Offering costs	79,568	79,568	79,568	79,568
Trustees’ fees	1,154	1,032	412	314
Other fees	13,155	10,811	9,602	8,628

Total expenses before fee waiver/reimbursement	763,616	444,054	448,962	409,386
Expenses waived/reimbursed by:
Adviser	(299,684)	(287,937)	(280,599)	(275,394)

Net Expenses	463,932	156,117	168,363	133,992

Net Investment Income	1,282,753	576,098	1,090,366	342,505

Realized/Unrealized Gains (Losses):
Net realized gains/(losses) on:
Investment transactions	1,874,367	729,660	632,084	248,139
Foreign currency transactions	(213,892)	(5,623)	158,891	(10,195)
Written options	44,954	—	—	—
Futures contracts	18,772	(7,638)	(4,784)	—
Swap agreements	201,689	—	32,987	—

Net realized gains	1,925,890	716,399	819,178	237,944

Net change in unrealized appreciation/depreciation on:
Investments	2,507,987	706,508	913,083	791,821
Foreign currency	(126,449)	—	(199,991)	(64,315)
Futures contracts	(32,594)	—	—	—
Swap contracts	1,129	—	809	—

Net unrealized gains	2,350,073	706,508	713,901	727,506

Change in net assets resulting from operations	$5,558,716	$1,999,005	$2,623,445	$1,307,955

(a)  For the period from November 30, 2011 (commencement of operations) to September 30, 2012.

See notes to the financial statements.

40

FINANCIAL STATEMENTS
Statements of Changes in Net Assets

For the Period Ended September 30, 2012(a)

	RBC BlueBay Emerging Market Select Bond Fund	RBC BlueBay Emerging Market Corporate Bond Fund	RBC BlueBay Global High Yield Bond Fund	RBC BlueBay Global Convertible Bond Fund
From Investment Activities:
Operations:
Net investment income	$1,282,753	$576,098	$1,090,366	$342,505
Net realized gains from investments, foreign currency, futures contracts and swap contracts transactions	1,925,890	716,399	819,178	237,944
Net change in unrealized appreciation/depreciation on investments, foreign currency, futures contracts and swap contracts	2,350,073	706,508	713,901	727,506

Change in net assets resulting from operations	5,558,716	1,999,005	2,623,445	1,307,955

Distributions to Class I Shareholders:
From net investment income	(1,386,711)	(584,184)	(1,081,674)	(350,592)

Change in net assets resulting from shareholder distributions	(1,386,711)	(584,184)	(1,081,674)	(350,592)

Capital Transactions:
Proceeds from shares issued	118,905,592	15,634,093	20,001,000	15,470,000
Distributions reinvested	1,290,771	574,288	1,081,674	350,590
Cost of shares redeemed	(2,271,707)	—	—	—

Change in net assets resulting from capital transactions	117,924,656	16,208,381	21,082,674	15,820,590

Net increase in net assets	122,096,661	17,623,202	22,624,445	16,777,953
Net Assets:
Beginning of period	—	—	—	—

End of period	$122,096,661	$17,623,202	$22,624,445	$16,777,953

Undistributed net investment income and distributions in excess of net investment income	$(32,324)	$85,108	$318,309	$89,411

Share Transactions:
Issued	11,311,071	1,561,141	2,000,100	1,545,405
Reinvested	122,224	54,797	103,378	33,664
Redeemed	(210,511)	—	—	—

Change in shares resulting from capital transactions	11,222,784	1,615,938	2,103,478	1,579,069

(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.

See notes to financial statements.

41

FINANCIAL HIGHLIGHTS
RBC BlueBay Emerging Market Select Bond Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended September 30, 2012 (a)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.24
Realized and unrealized gains (losses)	0.91

Total from investment activities	1.15

Less distributions from net investment income	(0.27)

Net asset value, end of period	$10.88

Total Return:(c)	11.60%

Ratios to Average Net Assets:(d)
Ratio of Net Expenses to Average Net Assets	1.00%
Ratio of Net Investment Income to Average Net Assets	2.76%
Ratio of Expenses to Average Net Assets*	1.59%

Net assets, end of period (in thousands)	$122,097
Portfolio turnover	110%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

42

FINANCIAL HIGHLIGHTS
RBC BlueBay Emerging Market Corporate Bond Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended September 30, 2012(a)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.37
Realized and unrealized gains (losses)	0.91

Total from investment activities	1.28

Less distributions from net investment income	(0.37)

Net asset value, end of period	$10.91

Total Return:(c)	13.06%

Ratios to Average Net Assets:(d)
Ratio of Net Expenses to Average Net Assets	1.15%
Ratio of Net Investment Income to Average Net Assets	4.24%
Ratio of Expenses to Average Net Assets*	3.10%

Net assets, end of period (in thousands)	$17,623
Portfolio turnover	151%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

43

FINANCIAL HIGHLIGHTS
RBC BlueBay Global High Yield Bond Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended September 30, 2012(a)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.53
Realized and unrealized gains (losses)	0.76

Total from investment activities	1.29

Less distributions from net investment income	(0.53)

Net asset value, end of period	$10.76

Total Return:(c)	13.16%

Ratios to Average Net Assets:(d)
Ratio of Net Expenses to Average Net Assets	0.95%
Ratio of Net Investment Income to Average Net Assets	6.15%
Ratio of Expenses to Average Net Assets*	2.40%

Net assets, end of period (in thousands)	$22,624
Portfolio turnover	87%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

44

FINANCIAL HIGHLIGHTS
RBC BlueBay Global Convertible Bond Fund

(Selected data for a share outstanding throughout the period indicated)

For the Period Ended September 30, 2012(a)
Per Share Operating Performance:
Net asset value, beginning of period	$10.00

Net investment income(b)	0.22
Realized and unrealized gains (losses)	0.64

Total from investment activities	0.86

Less distributions from net investment income	(0.23)

Net asset value, end of period	$10.63

Total Return:(c)	8.65%

Ratios to Average Net Assets:(d)
Ratio of Net Expenses to Average Net Assets	1.00%
Ratio of Net Investment Income to Average Net Assets	2.56%
Ratio of Expenses to Average Net Assets*	2.89%

Net assets, end of period (in thousands)	$16,778
Portfolio turnover	25%

*	During the period, certain fees were contractually or voluntarily reduced and/or reimbursed. If such contractual/voluntary fee reductions and reimbursements had not occurred, the ratio would have been as indicated.
(a)	For the period from November 30, 2011 (commencement of operations) to September 30, 2012.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not Annualized.
(d)	Annualized.

See notes to financial statements.

45

NOTES TO FINANCIAL STATEMENTS
September 30, 2012

1. Organization

RBC Funds Trust (“the Trust”) is registered under the Investment Company Act of 1940 (as amended) as an open-end management investment company. The Trust was organized as a Delaware statutory trust on December 16, 2003 and currently consists of 13 portfolios. This annual report includes the following four investment portfolios (“Funds”):

- RBC BlueBay Emerging Market Select Bond Fund (“Emerging Market Select Bond Fund”)

- RBC BlueBay Emerging Market Corporate Bond Fund (“Emerging Market Corporate Bond Fund”)

- RBC BlueBay Global High Yield Bond Fund (“Global High Yield Bond Fund”)

- RBC BlueBay Global Convertible Bond Fund (“Global Convertible Bond Fund”)

The Funds offer Class I shares. Class I shares (intended for investors meeting certain investment minimum thresholds) are not subject to either a front-end sales charge or a contingent deferred sales charge (“CDSC”).

RBC Global Asset Management (U.S.) Inc. (“RBC GAM (US)” or “Advisor” or “Co-Administrator”) acts as the investment advisor for the Funds and BlueBay Asset Management LLP (“BlueBay” or “Sub-Advisor”) acts as the sub-advisor. The officers of the Trust (“Fund Management”) are also employees of RBC GAM (US) or its affiliates or of BNY Mellon Investment Servicing (US) Inc. (“BNY Mellon”) (“Co-Administrator”).

2. Significant Accounting Policies

Summarized below are the significant accounting policies of the Funds. These policies conform to accounting principles generally accepted in the United States of America (“U.S. GAAP”). Fund Management follows these policies when preparing financial statements. Management may also be required to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Security Valuation:

Bonds and other fixed income securities are generally valued on the basis of prices furnished by pricing services approved by the Trust’s Board of Trustees (“Board”). The pricing services utilize both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity and type of issue. Derivative contracts and agreements are fair valued using methodologies approved by the Trust’s Board. These valuation techniques take into account multiple factors, including fundamental security analytical data, counterparty valuation quotations, information from broker-dealers, market spreads and interest rates. Short-term debt obligations, with less than 60 days to maturity at time of purchase, are valued at amortized cost unless Fund Management determines that amortized cost no longer approximates market value.

Exchange traded options, futures, and options on futures are valued at their most recent sale price on the exchange on which they are primarily traded. Forward foreign currency exchange contracts are marked-to market daily based upon foreign currency exchange rates provided by an independent pricing service.

Swaps are valued by an independent pricing service using an industry standard pricing model. If a price is not available from a pricing service or is deemed unreliable or not reflective of current market value, the swap may be priced at fair value using procedures approved by the Board.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using foreign exchange rate quotations received from a pricing vendor as of 4:00 p.m. Eastern time.

46

NOTES TO FINANCIAL STATEMENTS

The value of securities traded in markets outside the United States may be affected on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, exchange or redeem shares of the Funds.

The Trust’s Board has policies and procedures for the valuation of each Fund’s assets and has delegated to the Funds’ Pricing Committee (“Pricing Committee”) the responsibility for implementing the Procedures, including the responsibility for determining the fair value of the Fund’s securities or other assets and liabilities. The Pricing Committee includes representatives of the Funds’ Advisor, Co-Administrator and Sub-Advisor, including personnel from accounting and operations, investment management, trading, risk analytics, compliance and legal.

The Pricing Committee meets at least quarterly to review and approve Fund valuation matters, and includes a review of the Funds’ pricing activity and operations, fair value measurements, pricing vendors, policies and procedures and related controls. At least a quorum of the Pricing Committee meets more frequently, as needed, to consider and approve time-sensitive fair valuation actions. The Pricing Committee reports to the Valuation, Portfolio Management and Performance Committee (“Valuation Committee”) of the Board. Members of the Pricing Committee meet with the Valuation Committee and the Board at each of it’s regularly scheduled meetings to discuss valuation matters and actions taken during the period.

Fair value methods used include, but are not limited to, obtaining market quotations from secondary pricing services, broker-dealers, or widely used quotation systems. General factors used in determining the fair value of securities include fundamental analytical data, the nature and duration of any restrictions on disposition of the securities, and an evaluation of the forces that influenced the market in which the investments are purchased and sold. These securities are either categorized as Level 2 or 3 depending on the relevant inputs used.

In such cases where a security price is unavailable, the security or asset cannot be valued pursuant to one of the valuation methods established by the Board, or where Fund Management determines that the value provided by the pricing services does not approximate fair value, the value of the security or asset will be determined in good faith by the Pricing Committee as authorized by the Board, generally based upon recommendation provided by the Advisor or Sub-Advisor. Fair valuation may also be used when a significant valuation event is determined to have occurred. Significant valuation events may include, but are not limited to, the following: an event affecting the value of a security traded on a foreign market occurs between the close of that market and the close of regular trading on the New York Stock Exchange; an extraordinary event like a natural disaster or terrorist act occurs; or an adverse development arises with respect to a specific issuer, such as a bankruptcy filing. Some of the factors which may be considered in determining fair value are fundamental analytical data relating to the security, the issuer and the market, such as duration, prepayment and default rates; general level of interest rates and changes in interest rates; information from broker-dealers; and trading in similar securities.

When Funds use fair valuation methods that use significant unobservable inputs to determine their NAV, securities will be priced by a method that the Board or persons acting at their direction believe accurately reflect fair value and are categorized as Level 3 of the fair value hierarchy. These methods may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of each Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot guarantee that values determined by the Board or persons acting at their direction would accurately reflect the price that the Funds could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Funds may differ from the value that would be realized if the securities were sold.

The Funds’ Pricing Committee employs various methods for calibrating the valuation approach related to securities categorized within Level 3 of fair value hierarchy. These methods may include regular due diligence of the Funds’ pricing vendors, a regular review of key inputs and assumptions, transaction back-testing or disposition analysis to compare unrealized gains and losses to realize gains and losses,

47

NOTES TO FINANCIAL STATEMENTS

reviews of missing and stale prices and large movements in market value and reviews of any market related activities. Additionally, the pricing of all fair value holdings is subsequently reported to the Funds’ Board.

Foreign Currency Transactions:

The values of foreign securities, foreign currencies and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using current exchange rates each business day. Fluctuations in the value of foreign currency holdings and other assets and liabilities resulting from movements in currency exchange rates are recorded as unrealized foreign currency gains or losses. The effects of changes in foreign currency exchange rates on investments in securities are not segregated from the effects of changes in market prices of those securities on the Statements of Operations. Such fluctuations are included with the net realized gains or losses and net change in unrealized appreciation/depreciation on investment transactions.

Financial Instruments:

Derivatives

The Funds may use derivative instruments, including futures, forwards, options, indexed securities, swaps and inverse securities for hedging purposes only. Derivatives allow a Fund to increase or decrease its risk exposure more quickly and efficiently than other types of instruments. Derivatives may be riskier than other types of investments and could result in losses that significantly exceed a Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to a Fund, and the cost of such strategies may reduce the Fund’s returns.

Derivatives may also expose a Fund to counterparty risk (the risk that the derivative counterparty will not fulfill its contractual obligations). To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance. A Fund’s maximum risk of loss from counterparty credit risk on over-the-counter derivatives is generally the aggregate unrealized gain in excess of any collateral pledged by the counterparty to the Funds.

For foreign currency exchange contracts, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts, or if the foreign currency rates change unfavorably.

For over-the-counter purchased options, the Funds bear the risk of loss in the amount of the premiums paid and change in market value of the options should the counterparty not perform under the contracts. Written options by the Funds do not give rise to counterparty credit risk, as written options obligate the Funds to perform and not the counterparty. Counterparty risk related to exchange traded financial futures contracts and options is minimal because of the protection against defaults provided by the exchange on which they trade.

Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the Funds, in which case any losses on the holdings being hedged may not be reduced and may be increased. There can be no assurance that a Fund’s hedging strategy will reduce risk or that hedging transactions will be available or cost effective. The Funds are subject to interest rate risk and foreign currency exchange risk in the normal course of pursuing its investment objectives by investing in various derivative financial instruments, as described below.

In addition to the risks associated with derivatives in general, the Funds will also be subject to risks related to swap agreements. Because swap agreements are not exchange-traded, but are private contracts into which a Fund and a swap counterparty enter as principals, a Fund may experience a loss or delay in recovering assets if the counterparty defaults on its obligations. Each Fund will segregate or earmark liquid assets in an amount sufficient to cover its obligations under swap agreements.

48

NOTES TO FINANCIAL STATEMENTS

The Funds may mitigate counterparty risk on derivatives through master netting agreements included within an International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreement between a Fund and each of its counterparties. The ISDA Master Agreement allows each Fund to offset with its counterparty certain derivative financial instruments’ payables and/or receivables with collateral held with each counterparty. The amount of collateral moved to/from applicable counterparties is based upon minimum transfer amounts of up to $1,000,000. To the extent amounts due to the Funds from their counterparties are not fully collateralized contractually or otherwise, the Funds bear the risk of loss from counterparty non-performance.

Financial Futures Contracts

The Funds may enter into futures contracts in an effort to manage the duration of the portfolio and hedge against certain market risk. A futures contract on a securities index is an agreement obligating one party to pay, and entitling the other party to receive, during the term of the contract, cash payments based on the level of a specified securities index. Futures transactions involve brokerage costs and require a Fund to segregate assets to cover contracts that would require it to purchase securities or currencies. A Fund may lose the expected benefit of futures transactions if interest rates, exchange rates or securities prices change in an unanticipated manner. Such unanticipated changes may also result in lower overall performance than if a Fund had not entered into any futures transactions.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash, U.S. government securities, or other assets equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Funds each day, depending on the daily fluctuations in the fair value of the underlying instrument. A Fund would record an unrealized gain or loss each day equal to these daily payments.

The Emerging Market Select Bond Fund had the following open futures contracts at September 30, 2012:

Short Position	Number of Contracts	Expiration Date	Unrealized Depreciation	Notional Value	Counterparty
Ten Year U.S. Treasury Bond	41	December, 2012	$(32,594)	$5,440,266	Citigroup Global Markets, Inc.

Collateral pledged for open futures contracts is included in the cash at brokers for futures contracts shown on the Statement of Assets and Liabilities at September 30, 2012.

Options

The Funds may write (or sell) put and call options on the securities that the Funds are authorized to buy or already hold in their portfolio. The Funds may also purchase put and call options. The Funds had no outstanding options as of September 30, 2012.

A call option gives the purchaser of the option the right (but not the obligation) to buy, and obligates the seller to sell (when the option is exercised), the underlying instrument at the exercise price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise price at any time or at a specified time during the option period. When a Fund purchases (writes) an option, an amount equal to the premium paid (received) by a Fund is reflected as an asset (liability). The amount of the asset (liability) is subsequently marked-to-market to reflect the current market value of the option purchased (written). When an instrument is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the instrument acquired or deducted from (or added to) the proceeds of the instrument sold. When an option expires (or a Fund enters into a closing transaction), a Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium received or paid). When a Fund writes a call option, such option is “covered,” meaning that a Fund holds the underlying instrument subject to being called by the option counterparty, or cash in an amount sufficient to cover the obligation. When a Fund writes a put option, such option is covered by cash in an amount sufficient to cover the obligation.

49

NOTES TO FINANCIAL STATEMENTS

In purchasing and writing options, a Fund bears the market risk of an unfavorable change in the price of the underlying instrument or the risk that a Fund may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in a Fund purchasing or selling a security at a price different from the current market value.

A Fund may execute transactions in both listed and over-the-counter options. Listed options involve minimal counterparty risk since listed options are guaranteed against default by the exchange on which they trade. Transactions in certain over-the-counter options may expose a Fund to the risk of default by the counterparty to the transaction. In the event of default by the counterparty to the over-the-counter option transaction, a Fund’s maximum amount of loss is the premium paid (as purchaser) or the unrealized gain of the contract (as writer).

A summary of the Emerging Market Select Bond Fund written option transactions for the year is as follows:

	Number of Options Contracts	Premiums Received
Contracts outstanding at November 30, 2011*	—	$—
Options written	4,940	52,344
Options terminated in closing purchase transactions	—	—
Options exercised	(4,310)	(44,981)
Options expired	(630)	(7,363)

Contracts outstanding at September 30, 2012	—	$—

* commencement of operations.

Forward Foreign Currency Exchange Contracts

The Funds entered into forward foreign currency contracts (“Forward”) to hedge their exposure to changes in foreign currency exchange rates on foreign portfolio holdings (foreign currency exchange risk). In addition, certain Funds may use a Forward to provide exposure to the foreign currency market. A Forward is an agreement between two parties to purchase or sell a foreign currency at a future date at a negotiated forward rate. A Forward is marked-to-market daily and the change in market value is recorded by the Funds as unrealized appreciation or depreciation until the contract settlement date. The market value of the Forward is determined using the forward rate for the remainder of the outstanding period of the contract, through the delivery date. When a Forward is closed or settled, the Funds record a realized gain or loss equal to the fluctuation in rates during the period a Forward was open.

In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or seller, is the unrealized gain of the contract.

Details of forward contracts at period end are included in the Portfolio of Investments under the caption “Foreign currency exchange contracts.”

Swap Agreements

The Funds may enter into swap agreements, which are agreements involving two parties to exchange the return generated by a security, currency, commodity, interest rate, index, or other measures for the return generated by another instrument, for example, the agreement to pay interest in exchange for a market-linked return based on a notional amount. The Funds entered into total return, interest rate and other swap agreements.

Interest rate swap agreements generally involve the agreement by the Funds to pay a counterparty a fixed or floating rate on a fixed notional amount and to receive a fixed or floating rate on a fixed notional amount, but may also involve the agreement to pay or receive payments derived from changes in interest rates. Periodic payments are generally made during the life of the swap agreement according to the terms and conditions of the agreement and at termination or maturity.

50

NOTES TO FINANCIAL STATEMENTS

The Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The Funds enter into credit default swap agreements to provide a measure of protection against the default of an issuer (as buyer of protection) and/or gain credit exposure to an issuer to which it is not otherwise exposed (as seller of protection). The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps on single-name issuers are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation accelerators, repudiation, moratorium or restructuring). Credit default swaps on traded indexes are agreements in which the buyer pays fixed periodic payments to the seller in consideration for a guarantee from the seller to make a specific payment should a writedown, principal or interest shortfall or default of all or individual underlying securities included in the index occurs. As a buyer, if an underlying credit event occurs, the Funds will either receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index or receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

Total return swap agreements involve the commitments to pay or receive an amount generally determined by reference to a security, index or other measure in exchange for a specific market linked return, based on notional amounts. To the extent that the total return of the security, index or other measure underlying the transaction exceeds or falls short of the offsetting interest rate-based obligation, the Funds receive or make a payment to the counterparty. Interim payments and payments received or made by a Fund at the expiration or other termination of the swap agreements are recorded in the Statements of Operations as realized gains or losses, respectively. Swap agreements are marked-to-market daily based on dealer-supplied valuations, and changes in value, including the periodic amounts of interest to be paid or received on swaps, are recorded as unrealized appreciation/(depreciation). Risks may exceed amounts recognized on the Statements of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms and the possible lack of liquidity with respect to the swap agreements. Details of swap agreements open at period end are included in the Schedule of Portfolio Investments under the caption “Interest Rate Swaps”, “Credit Default Swaps” and “Total Return Swaps”.

51

NOTES TO FINANCIAL STATEMENTS

Fair Values of Derivative Instruments as of September 30, 2012 are as follows*:

Fair Values of Derivative Financial Instruments as of September 30, 2012

Statement of Assets and Liabilities Location
Asset Derivatives
		Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund
Foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	$204,978	$—	$335	$17,777

Interest rate contracts	Total return swaps at value	734,897	—	—	—

Interest rate contracts	Unrealized appreciation on swap contracts	43,685	—	—	—

Total		$983,560	$—	$335	$17,777

Liability Derivatives
		Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund
Credit contracts	Credit default swaps at value	$—	$—	$22,831	$—

Foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	354,644	—	199,432	82,637

Interest rate contracts	Unrealized depreciation on futures contracts	32,594	—	—	—

Interest rate contracts	Unrealized depreciation on swap contracts	44,708	—	—	—

Total		$431,946	$—	$222,263	$82,637

52

NOTES TO FINANCIAL STATEMENTS

The effect of Derivative Instruments on the Statement of Operations during the period ended September 30, 2012 is as follows:

Derivative Instruments Categorized by Risk Exposure	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund
Net realized Gain (Loss) From:
Equity Risk:
Financial futures contracts	$—	$—	$(4,784)	$—
Credit Risk:
Credit default swaps	—	—	32,987	—
Interest Rate Risk:
Financial futures contracts	18,772	(7,638)	—	—
Interest rate swaps	201,689	—	—	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(213,892)	(5,623)	158,891	(10,195)
Written options	44,954	—	—	—
Purchased options	(8,389)	—	—	—

	$43,134	$(13,261)	$187,094	$(10,195)

Net Change in Unrealized Appreciation/Depreciation
From:
Credit Risk:
Credit default swaps	$—	$—	$809	$—
Interest Rate Risk:
Financial futures contracts	(32,594)	—	—	—
Interest rate swaps	1,129	—	—	—
Foreign currency exchange risk:
Forward foreign currency exchange contracts	(126,449)	—	(199,992)	(64,315)

	$(157,914)	$—	$(199,183)	$(64,315)

* For open derivative instruments as of September 30, 2012, see the preceding tables on the Schedule of Portfolio Investments for credit contracts, foreign currency exchange contracts and interest rate contracts and the preceding section for financial futures contracts.

For the period ended September 30, 2012, the average volume of derivative activities are as follows:

	Emerging Market Select Bond Fund	Emerging Market Corporate Bond Fund	Global High Yield Bond Fund	Global Convertible Bond Fund
Futures short position (contracts)	14	1	—	—
Forward foreign currency exchange contracts purchased
(U.S. dollar amounts)	$11,249,196	$256,585	$6,286,960	$4,760,347
Forward foreign currency exchange contracts sold
(U.S. dollar amounts)	20,284,847	95,917	258,971	72,262
Purchased options (Cost $)	8,920	—	—	—
Written Options (Premium received $)	12,556	—	—	—
Interest rate swaps
(Notional Amount in U.S. Dollars)	7,394,223	—	—	—
Credit default swaps
(Notional Amount in U.S. Dollars)	—	—	725,414	—
Total return swaps
(Notional Amount in U.S. Dollars)	633	—	—	—

Credit Enhancement

Certain obligations held by the Funds have credit enhancement or liquidity features that may, under certain circumstances, provide for repayment of principal and interest on the obligation upon demand date, interest rate reset date or final maturity. These enhancements may include: letters of credit; liquidity guarantees; security purchase agreements; tender option purchase agreements and third party insurance (i.e., AMBAC and MBIA).

53

NOTES TO FINANCIAL STATEMENTS

Offering Costs

Upon commencement of operations, offering costs associated with the establishment of the Funds were incurred by the Funds. Offering costs are amortized and included in expenses over a 12-month period beginning with the commencement of operations and are included in the Statement of Operations.

Fair Value Measurements:

Various input levels are used in determining the fair value of investments which are as follows:

•   Level 1 - Inputs that reflect unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access at the measurement date.

•   Level 2 - Inputs other than quoted prices that are observable for the asset or liability either directly or indirectly, including inputs in markets that are not considered to be active. Observable inputs may include quoted prices for similar securities, interest rates, spreads, prepayment speeds, etc.

•   Level 3 - Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing investments are not necessarily an indication of the risk associated with investing in those securities.

Inputs used in determining fair value of an investment may include, but are not limited to, price information, volatility statistics, credit and market data, and other factors, all of which may be either observable or unobservable. Inputs can vary among investments and will be impacted by the investment type and volume of activity for the particular security or similar securities in the market. Investments in the Level 3 category are generally supported by transactions and quoted prices from dealers participating in the market for those investments. Investments may be included in the Level 3 category due to a lack of market activity or transparency. Internal valuation models may also be used as a pricing source for Level 3 investments. Internal valuation models may rely on one or more unobservable inputs, such as estimated cash flows, financial statement analysis and discount rates.

The summary of inputs used to determine the fair value of the Funds’ investments as of September 30, 2012 is as follows:

Emerging Market Select Bond Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Corporate Bonds(a)	$—	$11,228,646	$—	$11,228,646
Foreign Government Bonds(a)	—	72,950,196	—	72,950,196
Investment Company(a)	34,678,748	—	—	34,678,748
Other Financial Instruments*
Interest rate contracts	—	43,685	—	43,685
Foreign currency exchange contracts	—	204,978	—	204,978
Total return swaps	—	734,897	—	734,897

Total Assets	$34,678,748	$85,162,402	$—	$119,841,150

Liabilities:
Other Financial Instruments*
Interest rate contracts	$(32,594)	$(44,708)	$—	$(77,302)
Foreign currency exchange contracts	—	(354,644)	—	(354,644)

Total Liabilities	$(32,594)	$(399,352)	$—	$(431,946)

54

NOTES TO FINANCIAL STATEMENTS

Emerging Market Corporate Bond Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Corporate Bonds(a)	$—	$16,602,972	$—	$16,602,972
Investment Company(a)	1,219,662	—	—	1,219,662

Total Assets	$1,219,662	$16,602,972	$—	$17,822,634

Global High Yield Bond Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Bank Loans(a)	$—	$1,894,664	$—	$1,894,664
Corporate Bonds(a)	—	17,957,332	—	17,957,332
Investment Company(a)	2,276,642	—	—	2,276,642
Other Financial Instruments*
Foreign currency exchange contracts	—	335	—	335

Total Assets	$2,276,642	$19,852,331	$—	$22,128,973

Liabilities:
Other Financial Instruments*
Credit contracts	$—	$(22,831)	$—	$(22,831)
Foreign currency exchange contracts	—	(199,432)	—	(199,432)

Total Liabilities	$—	$(222,263)	$—	$(222,263)

Global Convertible Bond Fund	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Assets:
Investments in Securities
Corporate Bonds(a)	$—	$16,038,910	$—	$16,038,910
Investment Company(a)	1,251,685	—	—	1,251,685
Other Financial Instruments*
Foreign currency exchange contracts	—	17,777	—	17,777

Total Assets	$1,251,685	$16,056,687	$—	$17,308,372

Liabilities:
Other Financial Instruments*
Foreign currency exchange contracts	$—	$(82,637)	$—	$(82,637)

Total Liabilities	$—	$(82,637)	$—	$(82,637)

(a) The breakdown of the Fund’s investments by country is disclosed in the Schedules of Portfolio Investments.

*Other financial instruments are instruments not reflected in the Schedule of Portfolio Investments, such as futures contracts, options, swaps and foreign currency exchange contracts which are valued at value.

During the period ended September 30, 2012, the Funds recognized no transfers to/from Level 1 or Level 2. The Fund’s policy is to recognize transfers to/from Level 1, Level 2 and Level 3 at the end of the year utilizing fair value at the beginning of the year.

In December 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2011-11 “Disclosures about Offsetting Assets and Liabilities” (“ASU 2011-11”). These disclosure requirements are intended to help investors and other financial statement users to better assess the effect or potential effect of offsetting arrangements on a company’s financial position. They also improve transparency in the reporting of how companies mitigate credit risk, including disclosure of related collateral pledged or received. In addition, ASU 2011-11 facilitates comparison between those entities that prepare their financial statements on the basis of US GAAP and those entities that prepare their financial statements on the basis of International Financial Reporting Standards (“IFRS”). ASU 2011-11 requires entities to: disclose both gross and net information about both instruments and

55

NOTES TO FINANCIAL STATEMENTS

transactions eligible for offset in the financial statements; and disclose instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2011-11 is effective for fiscal years beginning on or after January 1, 2013, and interim periods within those annual periods. At this time, management is evaluating the implications of ASU 2011-11 and its impact on the Funds’ financial statement disclosures.

Investment Transactions and Income:

Investment transactions are recorded on one business day after trade date, except on the last day of each fiscal quarter end, when they are recorded on trade date. Dividend income is recorded on the ex-dividend date. Realized gains and losses from investment transactions are calculated based on the cost of the specific security (also known as identified cost basis). Interest income is recognized on the accrual basis and includes, where applicable, the amortization or accretion of premium or discount using the effective yield method.

Expense, Investment Income and Gain/Loss Allocation:

Each Fund pays the expenses that are directly related to its operations, such as custodian fees or adviser fees. Expenses incurred by the Trust, such as trustee or legal fees, are allocated among each of the Funds either proportionately based upon each Fund’s relative net assets or using another reasonable basis such as equally across all Funds, depending on the nature of the expense.

Distributions to Shareholders:

Each Fund pays out any income that it receives, less expenses, in the form of dividends and capital gains to its shareholders. Income dividends are declared daily and paid monthly. Dividends will also be paid at any time during the month upon total redemption of shares in an account. Capital gain distributions are declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions are calculated based on federal income tax regulations, which may differ from GAAP. These “book/tax” differences may be either temporary or permanent in nature. To the extent these differences are determined, as of the end of the tax year, to be permanent (e.g., expiring capital loss carryforward), they are reclassified within a Fund’s capital accounts based on their federal tax basis treatment.

For the period ended September 30, 2012, permanent differences and reclassification amounts due to non-deductible organizational costs and swap, currency and hybrid reclasses were as follows:

	Increase/(Decrease) Paid in Capital	Increase/(Decrease) Accumulated Net Investment Income	Increase/(Decrease) Accumulated Realized Gain/(Loss)
Emerging Market Select Bond Fund	$(79,568)	$ 71,634	$ 7,934
Emerging Market Corporate Bond Fund	(79,568)	93,194	(13,626)
Global High Yield Bond Fund	(79,568)	309,617	(230,049)
Global Convertible Bond Fund	(79,641)	97,498	(17,857)

3. Agreements and Other Transactions with Affiliates

The Trust has entered into investment advisory agreements with RBC GAM (US) under which RBC GAM (US) manages each Fund’s assets and furnishes related office facilities, equipment, research and personnel. The agreements require each Fund to pay RBC GAM (US) a monthly fee based upon average daily net assets. Under the terms of the advisory contracts, RBC GAM (US) is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows:

Annual Rate
Emerging Market Select Bond Fund	0.80%
Emerging Market Corporate Bond Fund	0.95%
Global High Yield Bond Fund	0.75%
Global Convertible Bond Fund	0.80%

RBC GAM (US) has contractually agreed to waive fees and/or make payments in order to keep total operating expenses of the Funds to the following levels.

56

NOTES TO FINANCIAL STATEMENTS

Annual Rate
Emerging Market Select Bond Fund	1.00%
Emerging Market Corporate Bond Fund	1.15%
Global High Yield Bond Fund	0.95%
Global Convertible Bond Fund	1.00%

This expense limitation agreement is in place until January 31, 2014 and shall continue for additional one-year terms unless terminated by either party at any time. Each Fund will carry forward, for a period not to exceed 12 months from the date on which a waiver or reimbursement is made by RBC GAM (US), any expenses in excess of the expense limitation and repay RBC GAM (US) such amounts, provided the Fund is able to effect such repayment and remain in compliance with the expense limitation. At September 30, 2012, the amounts subject to possible recoupment under the expense limitation agreement are $299,684, $287,937, $280,599 and $275,394 for the Emerging Market Select Bond Fund, Emerging Market Corporate Bond Fund, Global High Yield Bond Fund and Global Convertible Bond Fund, respectively.

The Funds are sub-advised by BlueBay, which is a wholly-owned subsidiary of Royal Bank of Canada, which is a parent company of the Advisor.
The Sub-Advisor is paid by the Advisor out of the advisory fee paid by the Funds to the Advisor.

RBC GAM (US) serves as co-administrator to the Funds. BNY Mellon serves as co-administrator and fund accounting agent. Services provided under the administrative services contract include providing day-to-day administration of matters related to the Funds, maintenance of their records and the preparation of reports. Under the terms of the administrative services contract, RBC GAM (US) does not receive a fee for its role as co-administrator. BNY Mellon receives a fee for its services payable by the Funds based on the Funds’ average net assets. BNY Mellon’s fee is included with “Accounting fees” in the Statements of Operations.

Certain Officers and Trustees of the Trust are affiliated with the Advisor or the co-administrator. Such Officers and Trustees receive no compensation from the Funds for serving in their respective roles.

The Trust currently pays each of the independent Trustees (Trustees of the Trust who are not directors, officers or employees of the adviser, administrator or distributor) an annual retainer of $32,500. The Board Chairperson and Audit Committee Chairperson each receive an additional retainer of $2,500 annually, and all other trustees serving as Chair of a Board committee each receive an additional retainer of $1,000 annually. In addition, Independent Trustees receive a quarterly meeting fee of $5,000 ($5,500 effective October 1, 2012) for each in-person Board meeting attended, a meeting fee of $1,000 for each telephonic or Special Board meeting attended, and a $1,500 fee for each Board committee meeting attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

4. Securities Transactions

The cost of securities purchased and proceeds from securities sold (excluding securities maturing less than one year from acquisition) for the period from November 30, 2011 (commencement of operations) to September 30, 2012 were as follows:

	Purchases	Sales
Emerging Market Select Bond Fund	$125,995,698	$45,884,608
Emerging Market Corporate Bond Fund	38,497,715	23,293,722
Global High Yield Bond Fund	34,716,255	15,798,757
Global Convertible Bond Fund	18,837,279	3,976,787

5. Federal Income Taxes

It is the policy of each Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the

57

NOTES TO FINANCIAL STATEMENTS

Internal Revenue Code, and to distribute substantially all of its net investment income and net realized capital gains. Therefore, no federal tax liability is recorded in the financial statements of each Fund.

As of September 30, 2012, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Emerging Market Select Bond Fund	$116,349,603	$2,733,672	$(225,685)	$2,507,987
Emerging Market Corporate Bond Fund	17,116,126	712,058	(5,550)	706,508
Global High Yield Bond Fund	21,215,555	960,080	(46,996)	913,084
Global Convertible Bond Fund	16,498,774	1,156,298	(364,477)	791,821

The tax character of distributions during the period ended September 30, 2012 was as follows:

	Distributions Paid From
	Ordinary Income	Total Distributions Paid
Emerging Market Select Bond Fund	$1,359,107	$1,359,107
Emerging Market Corporate Bond Fund	582,599	582,599
Global High Yield Bond Fund	1,081,674	1,081,674
Global Convertible Bond Fund	350,590	350,590

As of September 30, 2012, the components of accumulated earnings/(losses) on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long Term Gain	Accumulated Earnings	Distributions Payable	Deferred Qualified Late-Year Losses	Unrealized Appreciation/ (Depreciation)	Total Accumulated Earnings/(Losses)
Emerging Market Select Bond Fund	$1,975,891	$13,646	$1,989,537	$(27,604)	$ —	$2,289,640	$4,251,573
Emerging Market Corporate Bond Fund	794,049	—	794,049	(1,585)	(4,583)	706,508	1,494,389
Global High Yield Bond Fund	711,109	—	711,109	—	(2,870)	913,101	1,621,340
Global Convertible Bond Fund	281,621	—	281,621	(2)	—	755,386	1,037,005

Management has analyzed the Fund’s tax positions taken or expected to be taken on federal income tax returns for all open tax years (for the period ended September 30, 2012), and has concluded that no provision for federal income tax is required in the Funds’ financial statements. The Funds’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

As of and during the period ended September 30, 2012, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.

Under current tax law, capital losses realized after October 31 of a Fund’s fiscal year may be deferred and treated as occurring on the first business day of the following fiscal year for tax purposes. The Emerging Market Corporate Bond Fund and Global High Yield Bond Fund deferred long-term qualified late-year capital losses of $4,583 and $2,870, respectively, which will be treated as arising on the first business day of the fiscal year ending September 30, 2013.

6. Market Timing

The Trust strongly discourages attempts at market timing by Fund shareholders. Each Fund charges a redemption fee of 2% of the value of the shares redeemed or exchanged within 30 days of purchase,

58

NOTES TO FINANCIAL STATEMENTS

in addition to limiting the number of exchanges that may be made between Funds to five (5) per calendar year. When assessed, the redemption fee is deducted from the redemption proceeds and retained by the Fund, not by the Adviser. This redemption fee is not charged in cases where, for example, the redemption results from an automatic reinvestment or asset re-allocation not specifically directed by the shareholder. The Trust also reserves the right to reject any Fund purchase order made by persons deemed to be market timers. The Funds’ prospectus contains a full description of the Trust’s policies on market timing and/or excessive trading. The redemption fee is recorded as a credit to capital and is included in the capital transactions on the Statement of Changes in Net Assets.

During the period ended September 30, 2012, there were no redemption fees collected by the Funds.

7. Commitments

Global High Yield Bond Fund may invest in floating rate loan interests. In connection with these investments, Global High Yield Bond may also enter into bridge loan commitments (“commitments”). Bridge loan commitments may obligate Global High Yield Bond to furnish temporary financing to a borrower until permanent financing can be arranged. As of September 30, 2012, Global High Yield Bond had outstanding bridge loan commitments of $560,000. In connection with these commitments, Global High Yield Bond earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statements of Operations, is recognized ratably over the commitment period.

8. Line of Credit

Effective April 3, 2012, each Fund is a participant in a single committed, unsecured $4,000,000 line of credit with Bank of New York Mellon, the Funds’ custodian, to be used only for liquidity and other purposes. Interest is charged on borrowings made under this line of credit at the higher of (a) the Federal Funds Effective Rate plus 1.25% per annum, and (b) the Overnight Eurodollar Rate plus 1.25% per annum. A commitment fee of 0.12% per annum of the available line of credit is charged, of which each Fund shall pay its pro rata share based on the ratio of its individual net assets to the aggregate net assets of the Funds at the time the fee is due and payable. Accrued and unpaid commitment fees shall be payable on the last business day of each calendar quarter. An upfront fee equal to 0.02% of the commitment amount was paid by the Funds upon the effectiveness of the line of credit. Since each of the Funds participates in the line of credit, there is no assurance that an individual fund will have access to all or any part of the $4,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at September 30, 2012. During the year ended September 30, 2012, the Funds did not utilize this line of credit.

9. Subsequent Events

Management has evaluated the impact of subsequent events of the Funds and has determined that there are no subsequent events that require recognition or disclosure in the financial statements except for the following:

On September 13, 2012, the RBC Funds Trust filed with the Securities and Exchange Commission a post-effective amendment to its registration statement to create a new series under the Trust. This new Fund, the RBC BlueBay Absolute Return Fund is expected to become effective and commence operations on November 27, 2012. RBC Global Asset Management (U.S.) Inc. will be the Fund’s investment adviser, and BlueBay Asset Management LLP will serve as the Fund’s sub-adviser.

59

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of RBC Funds Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of RBC BlueBay Emerging Market Select Bond Fund, RBC BlueBay Emerging Market Corporate Bond Fund, RBC BlueBay Global High Yield Bond Fund and RBC BlueBay Global Convertible Bond Fund (the “Funds”), four of the portfolios constituting the RBC Funds Trust, as of September 30, 2012, and the related statements of operations and changes in net assets and financial highlights for the period from November 30, 2011 (commencement of operations) through September 30, 2012. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2012, by correspondence with the Funds’ custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the portfolios of RBC Funds Trust referred to above as of September 30, 2012, and the results of their operations, changes in their net assets and the financial highlights for the period from November 30, 2011 (commencement of operations) through September 30, 2012, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois

November 27, 2012

60

OTHER FEDERAL INCOME TAX INFORMATION (UNAUDITED)

The following Funds report a portion of the income dividends distributed during the period ended September 30, 2012, as qualified interest income as defined in the Internal Revenue Code:

Qualified Interest Income
Emerging Market Select Bond Fund	0.36%
Emerging Market Corporate Bond Fund	1.01%
Global High Yield Bond Fund	49.88%
Global Convertible Bond Fund	25.46%

All reportings are based on financial information available as of the date of this annual report and, accordingly, are subject to change. It is the intention of the Funds to report the maximum amount permitted under the Internal Revenue Code and the regulations thereunder.

61

MANAGEMENT (Unaudited)
Independent Trustees(1)(2)

T. Geron Bell (71)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Chairman of the Executive Board of the Minnesota Twins (January 2011 to present); prior thereto President of Twins Sports, Inc. (parent company of the Minnesota Twins) (2002-2011); President of the Minnesota Twins Baseball Club Incorporated (1987-2002)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Lucy Hancock Bode (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Healthcare consultant (self-employed)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: BioSignia

Leslie H. Garner Jr. (62)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and CEO, The Greater Cedar Rapids Community Foundation (2010 to present); previously, President, Cornell College

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Ronald James (61)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, Center for Ethical Business Cultures (2000 to present)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Best Buy Co. Inc.; Bremer Financial Corporation

John A. MacDonald (63)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Vice President and Treasurer, Hall Family Foundation

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

H. David Rybolt (70)

Position, Term of Office and Length of Time Served with the Trust: Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Consultant, HDR Associates (management consulting)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

62

MANAGEMENT (Unaudited)
Independent Trustees(1)(2)

James R. Seward (60)

Position, Term of Office and Length of Time Served with the Trust: Chairman of the Board and Trustee since January 2004

Principal Occupation(s) During Past 5 Years: Private investor (2000 to present); CFA

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: Syntroleum Corporation; Brookdale Senior Living Inc.

William B. Taylor (67)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2005

Principal Occupation(s) During Past 5 Years: Consultant (2003 to present); prior thereto Partner (until 2003) Ernst & Young LLP

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: William Henry Insurance, LLC

Interested Trustees(1)(2)(3)

Kathleen A. Gorman (48)(5)

Position, Term of Office and Length of Time Served with the Trust: Trustee since September 2012

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

Number of Portfolios in Fund Complex Overseen by Trustee: 14

Other Director/Trustee Positions Held by Trustee During Past 5 Years: None

Executive Officers(1)(3)(4)

Kathleen A. Gorman (48)

Position, Term of Office and Length of Time Served with the Trust: President and Chief Executive Officer since September 2012;Chief Compliance Officer since April 2006 and Assistant Secretary since September 2006

Principal Occupation(s) During Past 5 Years: President and Chief Executive Officer, RBC Funds (2012 to present); Chief Compliance Officer, RBC Funds (2006 to present); Director of Regulatory Administration, RBC Global Asset Management (U.S.) Inc. (2007 to present); Chief Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009)

James A. Gallo (48)

Address: BNY Mellon Investment Servicing (US) Inc., 760 Moore Road, King of Prussia, PA 19406

Position, Term of Office and Length of Time Served with the Trust: Treasurer since October 2007

Principal Occupation(s) During Past 5 Years: Senior Vice President and Managing Director, BNY Mellon Investment Servicing (US) Inc. (2002 to present)

63

MANAGEMENT (Unaudited)
Executive Officers(1)(3)(4)

Kathleen A. Hegna (45)

Position, Term of Office and Length of Time Served with the Trust: Chief Financial Officer and Principal Accounting Officer since May 2009

Principal Occupation(s) During Past 5 Years: Associate Vice President and Director, Mutual Fund Accounting and Administration, RBC Global Asset Management (U.S.) Inc. (2009 to present); Senior Compliance Officer, RBC Global Asset Management (U.S.) Inc. (2006-2009); Director, Asset Management Compliance, RiverSource Investments (2005-2006)

Lee Thoresen (41)

Position, Term of Office and Length of Time Served with the Trust: Chief Legal Officer and Secretary since March 2008

Principal Occupation(s) During Past 5 Years: Associate General Counsel, RBC Capital Markets, LLC (2006-present); Asset Management Compliance, RiverSource Investments (2004-2006)

(1)	Except as otherwise noted, the address of each Trustee/Officer is RBC Funds Trust, 100 South Fifth Street, Suite 2300, Minneapolis, Minnesota 55402.

(2)	All Trustees must retire on or before December 31 of the year in which they reach age 75. The Board may temporarily waive this requirement when necessary to avoid depriving the Board of a Trustee with critical skills.

(3)	On December 31, 2009, Voyageur Asset Management Inc. changed its name to RBC Global Asset Management (U.S.) Inc. Any references to RBC Global Asset Management (U.S.) Inc. for prior periods are deemed to be references to the prior entity.

(4)	Each officer serves in such capacity for an indefinite period of time until his or her removal, resignation or retirement.
(5)	Kathleen A. Gorman has been determined to be an interested Trustee by virtue of her position with the Advisor.

The Funds’ Statement of Additional Information includes information about the Funds’ Trustees. To receive your free copy of the Statement of Additional Information, call toll free: 1-800-422-2766.

64

SHARE CLASS INFORMATION (UNAUDITED)

The Funds offer Class I shares.

Class I

This share class is intended for investors meeting certain minimum investment thresholds. This share class does not have an up-front sales charge (load) or a 12b-1 service and distribution fee.

65

SUPPLEMENTAL INFORMATION (UNAUDITED)

Shareholder Expense Examples

As a shareholder of the RBC Funds, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the RBC Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2012 through September 30, 2012.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

		Beginning Account Value 4/1/2012	Ending Account Value 9/30/2012	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
Emerging Market Select Bond Fund	Class I	$1,000.00	$1,054.40	$5.11	1.00%

Emerging Market Corporate Bond Fund	Class I	1,000.00	1,063.40	5.90	1.15%

Global High Yield Bond Fund	Class I	1,000.00	1,063.00	4.87	0.95%

Global Convertible Bond Fund	Class I	1,000.00	1,009.80	5.00	1.00%

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on each RBC Funds’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

		Beginning Account Value 4/1/2012	Ending Account Value 9/30/12	Expenses Paid During Period* 4/1/12-9/30/12	Annualized Expense Ratio During Period 4/1/12-9/30/12
Emerging Market Select Bond Fund	Class I	$1,000.00	$1,019.89	$5.02	1.00%

Emerging Market Corporate Bond Fund	Class I	1,000.00	1,019.14	5.77	1.15%

Global High Yield Bond Fund	Class I	1,000.00	1,020.14	4.77	0.95%

Global Convertible Bond Fund	Class I	1,000.00	1,019.89	5.02	1.00%

*Expenses are equal to the average account value times the Fund’s annualized expense ratio multiplied by 182/366 (to reflect one half year period).

66

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Information Regarding the Approval of Investment Advisory and Sub-Advisory Agreements

In September 2012, after evaluating the services provided by RBC Global Asset Management (U.S.), Inc. (the “Advisor”) and BlueBay Asset Management LLP (the Sub-Advisor) and reviewing the performance, fees, and expenses of the Funds, the RBC Funds Board of Trustees (the “Trustees”) determined to approve the continuation of the investment advisory agreements with the Advisor and sub-advisory agreements with the Sub-Advisor (the investment advisory and sub-advisory agreements, collectively, being the “Agreements”) for each Fund for an additional year.

As part of their review of the Agreements, the Trustees requested and considered information regarding the advisory services performed by the Advisor and
Sub-Advisor, the staffing and qualifications of the personnel responsible for operating and managing the Funds, and the Funds’ performance and expenses. The Trustees considered information provided at regular quarterly Board and Committee meetings throughout the year as well as information presented at both a special meeting held to review requested material related to the proposed renewals and a meeting held specifically to consider the proposed renewals. In connection with their deliberations, the independent Trustees were advised by their own independent legal counsel with regard to the materials and their responsibilities under relevant laws and regulations.

The Trustees met with representatives from the Advisor’s senior management team, as well as senior investment professionals, to discuss the information and the Advisor’s ongoing management of the Funds. The Trustees reviewed the nature, quality, and extent of the services provided to the Funds by the Advisor and Sub-Advisor, including information as to each Fund’s performance relative to appropriate index benchmarks as well as fund peer group comparative information requested by the Board. The Trustees reviewed the Funds’ performance data and noted that the number of peer funds was relatively small for each Fund. The Trustees also observed that because the Funds commenced operations on November 30, 2011, there was a short period of performance for comparison purposes.

In considering the quality of services to be provided by the Advisor, the Trustees discussed the strong research, credit, and fundamental analysis capabilities and specialized expertise in the area of emerging market debt instruments and the extensive portfolio management experience of the Sub-Advisor’s staff as well as its operational and compliance structure and systems. The Trustees indicated that they continue to have confidence in the portfolio management teams of the Advisor and Sub-Advisor and continue to be satisfied with the nature, extent, and quality of the advisory and other services provided to the Funds.

The Trustees reviewed the investment advisory fees payable to the Advisor and reviewed comparative fee and expense information for similarly situated funds. The Trustees evaluated profitability data for the Advisor and considered information regarding other benefits the Advisor and its affiliates derived from their relationships with the Funds, including soft dollars and other fall-out benefits as well as the Advisor’s role as co-administrator of the Funds and the fees paid by the Funds for such services. The Trustees noted that, because the Funds are relatively new, the Sub-Advisor did not develop profitability information regarding its management of the Funds in the normal course. The Trustees acknowledged that it was not necessary to evaluate such information at the time because the Funds were not likely to achieve economies of scale in the near term. The Trustees discussed the pricing strategy for the Funds and noted that the Sub-Advisor is a premium provider of investment management services and the management fees are based on the high quality of services provided to the Funds. The Trustees also considered the Advisor’s contractual agreement to subsidize fund expenses at competitive levels through expense limitation agreements and viewed such commitments favorably. Based upon their review, the Trustees determined that the advisory fees proposed to be payable to the Advisor and
Sub-Advisor were fair and reasonable.

67

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS (UNAUDITED)

Based upon their review, the Trustees determined that the nature and quality of the services provided by both the Advisor and Sub-Advisor were of a high quality and it is in the interests of the Funds and their shareholders for the Trustees to approve the Agreements and expense limitation arrangements for each Fund. In arriving at their collective decision to approve the renewal of the Agreements, the Trustees did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of itself.

68

RBC Funds

P.O. Box 701

Milwaukee, WI 53201-0701

800-422-2766

www.rbcgam.us

Performance data represents past performance and does not guarantee future results. The principal value of an investment and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

This report and the financial statements contained herein are provided for the information of RBC Funds shareholders. This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus, which contains information concerning investment objectives, risks, charges and expenses of the funds. Please read the prospectus carefully before investing.

This report and the financial statements contained herein are not intended to be a forecast of future events, a guarantee of future results, or investment advice. There is no assurance that certain securities will remain in or out of each fund’s portfolio. The views expressed in this report reflect those of the portfolio managers through the period ended September 30, 2012.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

RBC Global Asset Management, Inc. serves as investment adviser for the RBC Funds. RBC Funds are distributed by Quasar Distributors LLC.

The RBC Funds are pleased to offer shareholder reports printed entirely on Forest Stewardship Council certified paper. FSC® certification ensures that the paper used in this report contains fiber from well-managed and responsibly harvested forests that meet strict environmental and socioeconomic standards.

RBCF-BB AR 09-12

Item 2.	Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the registrant’s board of directors has determined that William B. Taylor is qualified to serve as an audit committee financial expert serving on its audit committee and that he is “independent,” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $455,450 for 2012 and $317,450 for 2011.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2012 and $0 for 2011.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $52,500 for 2012 and $37,500 for 2011.

Tax fees for both years relate to the review of the registrant’s tax returns. Amount requiring approval of the registrant’s audit committee is $0 and $0, respectively.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2012 and $0 for 2011.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee (“Committee”) will review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Trust employ the Funds’ auditor to render “permissible non-audit services” to the Funds. A “permissible non-audit service” is defined as a non-audit service that is not prohibited by Rule 2-01(c)(4) of Regulation S-X or other applicable law or regulation. The Committee will also review and approve in advance any proposal (except as set forth in (1) through (3) below) that the Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Funds (an “Adviser-affiliated service provider”), employ the Funds’ auditor to render non-audit services, if such engagement would relate directly to the operations and financial reporting of the Funds. As a part of its review, the Committee shall consider whether the provision of such services is consistent with the auditor’s independence. (See also “Delegation” below.)

Pre-approval by the Committee of non-audit services is not required so long as:

(1) (A) with respect to the Funds, the aggregate amount of all such permissible non-audit services provided to the Funds constitutes no more than 5% of the total amount of revenues paid to the auditor by the Funds during the fiscal year in which the services are provided; or

(B) with respect to the Adviser and any Adviser-affiliated service provider, the aggregate amount of all such non-audit services provided constitutes no more than 5% of the total amount of revenues (of the type that would have to be pre-approved by the Committee) paid to the auditor by the Funds, the Adviser and any Adviser-affiliated service provider during the fiscal year in which the services are provided;

(2) such services were not recognized by the Funds at the time of the engagement to be non-audit services; and

(3) such services are promptly brought to the attention of the Committee and approved by the Committee or its delegate or delegates, as defined below, prior to the completion of the audit.

(c) Delegation

The Committee may delegate to one or more of its members and/or to officers of the Trust the authority to pre-approve the auditor’s provision of audit services or permissible non-audit services to the Funds up to a predetermined amount. Any pre-approval determination made by a delegate will be presented to the full Committee at its next meeting. The Committee will communicate any pre-approval made by a delegate to the Trust’s fund accounting agent, which will ensure that the appropriate disclosure is made in the Funds’ periodic reports and other documents as required under the Federal securities laws.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b)	N/A

(c)	100%

(d)	N/A

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $71,800 for 2012 and $71,800 for 2011.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	RBC Funds Trust

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	11/26/12

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Kathleen A. Gorman
Kathleen A. Gorman, President and Chief Executive Officer
(principal executive officer)

Date	11/26/12

By (Signature and Title)*	/s/ Kathleen A. Hegna
Kathleen A. Hegna, Chief Financial Officer
(principal financial officer)

Date	11/26/12

* Print the name and title of each signing officer under his or her signature.